As filed with the Securities and Exchange Commission on July 30, 1999


                                                      Registration Nos. 33-48066
                                                                        811-6677
================================================================================

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                               -------------------


                                   FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |_|
                         POST-EFFECTIVE AMENDMENT NO. 12                     |X|
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |_|
                                AMENDMENT NO. 13                             |X|
                        (CHECK APPROPRIATE BOX OR BOXES)


                               -------------------

                          PRUDENTIAL INDEX SERIES FUND
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                               -------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                               -------------------

                                   COPIES TO:

                                 PAUL H. DYKSTRA
                            GARDNER, CARTON & DOUGLAS
                               321 N. CLARK STREET
                          CHICAGO, ILLINOIS 60610-4795

                               -------------------

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

      It is proposed that this filing will become effective (check appropriate box):

            |_|   immediately upon filing pursuant to paragraph (b)

            |_|   on (date) pursuant to paragraph (b)

            |_|   60 days after filing pursuant to paragraph (a)
            |X|   on October 4,1999 pursuant to paragraph (a) of Rule 485
            |_|   75 days after filing pursuant to paragraph (a)(ii)
            |_|   on (date) pursuant to paragraph (a)(ii) of Rule 485.

      If appropriate, check the following box:

            |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered . . . Shares of beneficial interest, par value $.001 per share.

================================================================================

FUND TYPE:
--------------------------------

Stock

INVESTMENT OBJECTIVE:
--------------------------------

Provide investment results
that correspond to the price
and yield performance of the
S&P 500 Index

                               [GRAPHIC OMITTED]

PRUDENTIAL
STOCK INDEX FUND

--------------------------------------------------------------------------------

PROSPECTUS: October 4, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                              [LOGO] PRUDENTIAL
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

1  Risk/Return Summary
1  Investment Objective and Principal Strategies
1  Principal Risks
3  Evaluating Performance
4  Fees and Expenses

6  How the Fund Invests
6  Investment Objective and Policies
7  Other Investments
8  Derivative Strategies
8  Additional Strategies
9  Investment Risks

12 How the Fund is Managed
12 Board of Trustees
12 Manager
12 Investment Adviser
12 Distributor
13 Year 2000 Readiness Disclosure

14 Fund Distributions and Tax Issues
14 Distributions
15 Tax Issues
16 If You Sell or Exchange Your Shares

18 How to Buy, Sell and Exchange Shares of the Fund
18 How to Buy Shares
26 How to Sell Your Shares
29 How to Exchange Your Shares

31 Financial Highlights
32 Class Z Shares
33 Class I Shares

34 The Prudential Mutual Fund Family

   For More Information (Back Cover)



--------------------------------------------------------------------------------
    Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

This section highlights key information about PRUDENTIAL STOCK INDEX FUND, which we refer to as "the Fund." The Fund is a series of Prudential Index Series Fund (the Company). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek to PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX). The Fund intends to invest at least 80% of its total assets in securities included in the S&P 500 Index in the same proportions as those of the Index. The Fund tries to achieve a correlation between its performance and the performance of the S&P 500 Index of at least 0.95, without taking into account expenses. The Fund may invest in foreign securities denominated in U.S. dollars and may use derivatives.

      While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. Potential tracking differences, brokerage and other costs and other Fund expenses may cause the Fund's return to be lower than that of the S&P 500 Index. Since the Fund invests primarily in common stock, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-sized companies are more stable than the stock prices of small companies.

      Since we invest in foreign securities, there are different risks than if we invested only in U.S. stocks. Foreign markets are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S.

      Some of our investment strategies may present above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

--------------------------------------------------------------------------------
DID YOU KNOW...

The Fund employs a "passively managed"--or index--investment approach. We hold the same mix of stocks as is held in the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. The S&P 500 Index is composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks and is widely regarded as representative of the performance of the U.S. stock market as a whole.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests-Investment Risks."

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



--------------------------------------------------------------------------------
2   Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund and how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance does not mean that the Fund will achieve similar results in the future.

   [The following table was depicted as a bar graph in the printed material.]

--------------------------------
ANNUAL RETURNS (CLASS Z SHARES)
--------------------------------------------------------------------------------

          1993      1994      1995       1996      1997      1998

          9.21%     1.06%    36.72%     22.34%    32.28%    28.33%
--------------------------------------------------------------------------------

BEST QUARTER: 21.33% (4th quarter of 1998) WORST QUARTER: (9.94)% (3rd quarter of 1998)
--------------------------------------------------------------------------------

*    RETURN FOR THE SIX MONTHS ENDED JUNE 30, 1999 WAS 12.04% FOR CLASS Z
     SHARES.

---------------------------------------
AVERAGE ANNUAL RETURNS(1) (AS OF 12/31/98)
--------------------------------------------------------------------------------
                             1 YEAR     5 YEARS      SINCE INCEPTION

Class Z shares               28.33%     23.47%        21.27% (since 11-5-92)
--------------------------------------------------------------------------------
Class I shares               28.33%        N/A        21.59% (since 8-1-97)
--------------------------------------------------------------------------------
S&P 500 Index(2)             28.60%     24.05%          N/A(2)
--------------------------------------------------------------------------------

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER OR EXPENSE REIMBURSEMENT, THE AVERAGE ANNUAL RETURNS WOULD HAVE BEEN LOWER.

(2) THE S&P 500 INDEX--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. S&P 500 INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE % FOR CLASS Z AND % FOR CLASS I. SOURCE: LIPPER INC.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C, Z and I. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class A, Class Z and Class I shares are available only to a limited group of investors. Before the date of this Prospectus, only Class Z and Class I shares were offered. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

--------------------------------------------------------
SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------
                                                   CLASS A   CLASS B   CLASS C    CLASS Z   CLASS I
---------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on               None      None       1%        None      None
  purchases (as a percentage of offering price)
---------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                 None      5%(2)    1%(3)       None      None
  (as a percentage of the lower of original
  purchase price or sale proceeds)
---------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on               None      None      None       None      None
  reinvested dividends and other distributions
---------------------------------------------------------------------------------------------------
Redemption fees                                      None      None      None       None      None
---------------------------------------------------------------------------------------------------
Exchange fee                                         None      None      None       None      None
---------------------------------------------------------------------------------------------------

----------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------
                                                   CLASS A   CLASS B   CLASS C    CLASS Z   CLASS I
---------------------------------------------------------------------------------------------------
Management fees                                     .30%       .30%     .30%       .30%      .30%
---------------------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees             .30%(4)   1.00%    1.00%(4)    None      None
---------------------------------------------------------------------------------------------------
+ Other expenses                                    .19%       .19%     .19%       .19%      .09%
---------------------------------------------------------------------------------------------------
= Total annual Fund operating expenses              .79%      1.49%    1.49%       .49%      .39%
---------------------------------------------------------------------------------------------------
- Fee waiver or expense reimbursement               .14%       .09%     .09%       .09%      .09%
---------------------------------------------------------------------------------------------------
= NET ANNUAL FUND OPERATING EXPENSES                .65%      1.40%    1.40%       .40%      .30%

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(4) FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES. THE MANAGER HAS CONTRACTUALLY AGREED TO SUBSIDIZE THE FUND'S OPERATING EXPENSES SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED .65%, 1.40%, 1.40%, .40% AND .30% OF THE AVERAGE NET ASSETS FOR CLASS A, CLASS B, CLASS C, CLASS Z AND CLASS I SHARES, RESPECTIVELY.



--------------------------------------------------------------------------------
4   Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into account the Manager's agreement to subsidize expenses and the Distributor's agreement to reduce distribution and service (12b-1) fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                          1 YR       3 YRS      5 YRS     10 YRS
--------------------------------------------------------------------------------
Class A shares                           $   66     $  238     $  425     $  965
--------------------------------------------------------------------------------
Class B shares                           $  643     $  762     $  905     $1,493
--------------------------------------------------------------------------------
Class C shares                           $  341     $  558     $  897     $1,854
--------------------------------------------------------------------------------
Class Z shares                           $   41     $  148     $  265     $  607
--------------------------------------------------------------------------------
Class I shares                           $   31     $  116     $  210     $  484
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------
                                          1 YR       3 YRS      5 YRS     10 YRS
--------------------------------------------------------------------------------
Class A shares                           $   66     $  238     $  425     $  965
--------------------------------------------------------------------------------
Class B shares                           $  143     $  462     $  805     $1,493
--------------------------------------------------------------------------------
Class C shares                           $  241     $  558     $  897     $1,854
--------------------------------------------------------------------------------
Class Z shares                           $   41     $  148     $  265     $  607
--------------------------------------------------------------------------------
Class I shares                           $   31     $  116     $  210     $  484
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek to PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------

                                    [To Come]

--------------------------------------------------------------------------------

      The Fund intends to invest at least 80% of its total assets in securities included in the S&P 500 Index in the same proportions as those of the Index. The Fund tries to achieve a correlation between its performance and the performance of the S&P 500 Index of at least 0.95, without taking into account expenses. The Fund may invest the balance of its assets in (1) equity-related securities, (2) U.S. government obligations, (3) put and call options on securities and stock indexes, and (4) futures contracts on stock indexes and options.

      In addition to common stocks, equity-related securities include nonconvertible preferred stocks, convertible securities, American Depositary Receipts (ADRs), warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security.

      When deciding whether to sell securities, we follow the S&P 500 Index. When a security is sold from the Index, we sell it too.

      The investment adviser will try to minimize the difference between the investment results of the Fund and that of the S&P 500 Index. Trading will be monitored regularly. In addition to potential trading differences, brokerage, other transaction costs and other Fund expenses may cause the Fund's return to be lower than the return of the S&P 500 Index.

      For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and



--------------------------------------------------------------------------------
6   Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund and the Company. To obtain a copy, see the back cover page of this prospectus.

      The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS

In addition to the principal strategies, we may also make the following investments to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES

We may invest in FOREIGN EQUITY SECURITIES DENOMINATED IN U.S. DOLLARS. For these purposes, we do not consider ADRs and other similar receipts or shares to be foreign securities.

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in MONEY MARKET INSTRUMENTS, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. government and its agencies. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are volatile.

      The Fund also may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of the Fund shares or to meet ordinary daily cash needs. This is subject to the policy of normally investing at least 80% of the Fund's assets in securities included in the S&P 500 Index.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is in effect a loan by the Fund.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as futures on securities indexes, options on securities and securities indexes, and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

OPTIONS

The Fund may purchase and sell put and call options on securities and securities indexes traded on U.S. or foreign securities exchanges or on the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS

The Fund may purchase and sell stock index futures contracts and related options on stock index futures. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index.

      For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others



--------------------------------------------------------------------------------
8   Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

(the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other investments the Fund may make. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

------------------------
INVESTMENT TYPE         ----------------------------------------------------------------
% OF FUND'S TOTAL ASSETS      RISKS                           POTENTIAL REWARDS
----------------------------------------------------------------------------------------
COMMON STOCKS OF           o  Individual stocks could      o  Historically, stocks have
U.S. COMPANIES IN S&P         lose value                      outperformed other
500 INDEX                  o  The equity markets could        investments over the long
                              go down, resulting in a         term.
AT LEAST 80%                  decline in value of the      o  Generally, economic
                              Fund's investments              growth means higher
                           o  Changes in economic or          corporate profits, which
                              political conditions, both      leads to an increase in
                              domestic and                    stock prices, known as
                              international, may result       capital appreciation
                              in a decline in value of
                              the Fund's investments
----------------------------------------------------------------------------------------
FOREIGN SECURITIES         o  Foreign markets,             o  Investors can participate
DENOMINATED IN U.S.           economies and political         in foreign markets and
DOLLARS                       systems may not be as           companies operating in
                              stable as in the U.S.,          those markets
                              particularly those in        o  Opportunities for
                              developing countries            diversification
UP TO 20%                  o  May be less liquid than
                              U.S. stocks and bonds
                           o  Differences in foreign
                              laws, accounting
                              standards, public
                              information, custody and
                              settlement practices


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                           o  Year 2000 conversion
                              may be more of a
                              problem for some foreign
                              issuers
----------------------------------------------------------------------------------------
DERIVATIVES                o  Derivatives such as          o  Hedges that correlate
                              futures and options may         well with underlying
PERCENTAGE VARIES             not fully offset the            position can reduce or
                              underlying positions and        eliminate investment
                              this could result in losses     income or capital gains
                              to the Fund that would          at low cost
                              not have otherwise           o  The Fund could make
                              occurred                        money and protect
                           o  Derivatives used for risk       against losses if the
                              management may not              investment analysis
                              have the intended effects       proves correct
                              and may result in losses     o  Derivatives that involve
                              or missed opportunities         leverage could generate
                           o  The other party to a            substantial gains at low
                              derivatives contract could      cost
                              default                      o  One way to manage the
                           o  Derivatives that involve        Fund's risk/return balance
                              leverage could magnify          is to lock in the value of
                              losses                          an investment ahead of
                           o  Certain types of                time
                              derivatives involve costs to
                              the Fund that can reduce
                              returns

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
10  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

------------------------
INVESTMENT TYPE (CONT'D)----------------------------------------------------------------
% OF FUND'S TOTAL ASSETS      RISKS                           POTENTIAL REWARDS
----------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES o  Not all are insured or        o  Regular interest income
                              guaranteed by the U.S.        o  The U.S. Government
Up to 20%                     Government, but only by the      guarantees interest and
                              issuing agency                   principal payments on
                           o  Limits potential for capital     certain securities
                              appreciation                  o  Generally more secure
                           o  Interest rate risk--the value    than lower quality debt
                              of most debt securities will     securities and equity
                              fall when interest rates rise    securities
                           o  Market risk--the risk that    o  May preserve the Fund's
                              instruments may lose             assets
                              value in the market
                              because interest rates
                              change or there is a lack
                              of confidence in a group
                              of borrowers or any industry
----------------------------------------------------------------------------------------
ILLIQUID SECURITIES        o  May be difficult to value     o  May offer a more
                              precisely                        attractive yield or
UP TO 15% OF NET ASSETS    o  May be difficult to sell at      potential for growth
                              the time or price desired        than more widely traded
                                                               securities
----------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS   o  Limits potential for capital  o  May preserve the Fund's
                              appreciation                     assets
UP TO 100% ON A TEMPORARY  o  Credit risk--the risk that
BASIS                         the default of an issuer
                              would leave the Fund with
                              unpaid interest or principal
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

      Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended September 30, 1998, the Fund paid PIFM management fees of .30 of 1% of the Fund's average net assets.

      As of August 31, 1999, PIFM served as the Manager to all of the Prudential mutual funds, and as Manager or administrator to closed-end investment companies, with aggregate assets of approximately $ billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and I shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z and Class I. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.



--------------------------------------------------------------------------------
12  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

YEAR 2000 READINESS DISCLOSURE

The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

      Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.

      Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

      The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

      The Fund declares daily and distributes DIVIDENDS of any net investment income to shareholders once a year. For example, if the Fund owns Acme Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

      The Fund also distributes realized net CAPITAL GAINS to shareholders--typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought Acme Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

      For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.



--------------------------------------------------------------------------------
14  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

      Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

      Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

--------------------------------------------------------------------------------

                                   +$ Capital Gain
                  Receipts---->      (taxes owed)
                    from         or
                    Sale----->      -$ Capital Loss
                                     (offset against gain)

--------------------------------------------------------------------------------

      Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.



--------------------------------------------------------------------------------
16  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, Class Z and Class I shares of the Fund, although Class A, Class Z and Class I shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay no sales charge and the operating expenses each year are lower than the expenses of Class B and Class C shares, but the operating expenses are higher than those of Class Z and Class I shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than those of the Class A, Class Z and Class I shares. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A, Class Z and Class I shares.

      When choosing a share class, you should consider the following:

      o     The amount of your investment
      o The length of time you expect to hold the shares and the impact of the varying distribution fees
      o The different sales charges that may apply to a share class--Class B's CDSC vs. Class C's low front-end sales charge and low CDSC



--------------------------------------------------------------------------------
18  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

      o     Whether you qualify for any waiver of sales charges
      o The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
      o     Whether you qualify to purchase Class A, Class Z or Class I shares.

      See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

------------------------------------------------------------------------------------------
                            CLASS A     CLASS B        CLASS C          CLASS Z   CLASS I
------------------------------------------------------------------------------------------
Minimum purchase            $1,000,000  $1,000(1)    $2,500(1)          None      None
  amount
------------------------------------------------------------------------------------------
Minimum amount for          $100        $100(1)        $100(1)          None      None
  subsequent purchases
------------------------------------------------------------------------------------------
Maximum initial             None        None           1% of the        None      None
  sales charge                                         public
                                                       offering
                                                       price
------------------------------------------------------------------------------------------
Contingent Deferred         None        If sold        1% on sales      None      None
  Sales Charge (CDSC)(2)                during:        made within
                                        Year 1,    5%  18 months
                                        Year 2,    4%  of purchase(2)
                                        Year 3,    3%
                                        Year 4,    2%
                                        Years 5/6, 1%
                                        Year 7,    0%
------------------------------------------------------------------------------------------
Annual distribution         .30 of 1%   1%             1%               None      None
  and service (12b-1)       (.25 of 1%
  fees shown as  a          currently)
  percentage of average
  net assets(3)
------------------------------------------------------------------------------------------

(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
(2) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)."
(3) THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE), AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES.



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

QUALIFYING FOR CLASS A SHARES

You can purchase Class A shares if you invest at least $1 million or if you exchange into the Fund from another Fund.

IF YOU INVEST MORE THAN $1 MILLION, YOU MAY QUALIFY TO BUY CLASS Z OR CLASS I SHARES.

      To satisfy this purchase amount, you can:

      o     Invest with an eligible group of related investors
      o Buy the Class A shares of two or more Prudential mutual funds at the same time
      o Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
      o Sign a LETTER OF INTENT, stating in writing that you or a group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares, provided that they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. You may purchase Class A shares if you are an investor in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services.
      o Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



--------------------------------------------------------------------------------
20  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

OTHER TYPES OF INVESTORS. Certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor also may purchase Class A shares subject to the previously stated minimum. To qualify you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

      o     Purchase your shares through an account at Prudential Securities
      o Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation
      o     Purchase your shares through another broker.

      This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES

Certain group retirement plans may purchase Class Z shares, provided that they meet the required minimum amount of assets, average account balance or



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges a management, consulting or other fee for its services
      o Mutual fund "supermarket" programs, where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

      o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
      o Current and former Directors/Trustees of the Prudential mutual funds (including the Company)
      o     Prudential with an investment of $10 million or more.

      In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z and Class I shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.



--------------------------------------------------------------------------------
22  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

QUALIFYING FOR CLASS I SHARES

Certain group retirement plans may purchase Class I shares provided that they meet the required minimum amount of assets, average account balance and certain other conditions. All shares must be held in a single omnibus account. For more information about these requirements, call Prudential at (800) 353-2847.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

      When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.



--------------------------------------------------------------------------------
                                                                              23

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

   We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class A, Class B, Class Z and Class I shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.



--------------------------------------------------------------------------------
24  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

      When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

      If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For



--------------------------------------------------------------------------------
26  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

      o Amounts representing shares you purchased with reinvested dividends and distributions
      o Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares
      o Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

      Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

      Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

      The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.



--------------------------------------------------------------------------------
                                                                              27

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

      o After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
      o To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
      o     On certain sales from a Systematic Withdrawal Plan

      For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."



--------------------------------------------------------------------------------
28  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class I shares, though, can be exchanged for Class Z shares of other Prudential mutual funds. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

      Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

      If you own Class B or Class C shares and qualify to purchase Class A shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



--------------------------------------------------------------------------------
30  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Z SHARES

With the exception of the information for the six months ended March 31, 1999, the financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                        1999(3)          1998          1997            1996         1995          1994
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                         $ 23.11        $   21.86       $   16.06       $   14.22     $   11.27     $  11.12
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(1)              .09              .15             .46             .25           .23          .26
Net realized and
  unrealized gain
  on investment transactions         6.16             1.69            5.75            2.44          2.97          .11
TOTAL FROM INVESTMENT
OPERATIONS                           6.25             1.84            6.21            2.69          3.20          .37
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
  investment income                  (.26)            (.21)           (.26)           (.28)         (.22)        (.18)
Distributions in excess of
  net investment income              (.18)            (.38)           (.15)           (.57)         (.03)        (.04)
TOTAL DISTRIBUTIONS                  (.44)            (.59)           (.41)           (.85)         (.25)        (.22)
NET ASSET VALUE, END OF
  PERIOD                           $28.92        $   23.11       $   21.86       $   16.06     $   14.22     $  11.27
TOTAL RETURN(4)                     27.19%            8.61%          39.34%          19.72%        29.02%        3.33%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA                               1999(3)          1998            1997            1996          1995         1994
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF
  OF PERIOD (000)                  $704,718      $ 381,374       $ 185,881       $ 184,379     $ 101,945     $ 50,119
Average net assets (000)           $542,470      $ 313,721       $ 254,644       $ 142,540     $  71,711     $ 38,098
RATIOS TO AVERAGE NET
  ASSETS:(1)
Expenses                                .40%(2)        .40%            .46%            .60%          .60%         .60%
Net investment income                  1.15%(2)       1.30%           1.66%           1.92%         2.55%        2.34%
Portfolio turnover                        2%             1%              5%              2%           11%           2%
----------------------------------------------------------------------------------------------------------------------

(1)   NET OF EXPENSE SUBSIDY.
(2)   ANNUALIZED.
(3)   FOR THE SIX MONTH PERIOD ENDED 3-31-99. THESE RESULTS ARE UNAUDITED.
(4) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.



--------------------------------------------------------------------------------
32  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS I SHARES

With the exception of the information for the six months ended March 31, 1999, the financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

----------------------------------------------------------
CLASS I SHARES (FISCAL PERIODS ENDED 9-30)                -----------------------------
PER SHARE OPERATING PERFORMANCE              1999(3)          1998         1997(1)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 23.13       $   21.87       $   21.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                        .17             .31             .06
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                        6.09            1.55            (.06)
TOTAL FROM INVESTMENT OPERATIONS               6.26            1.86              --
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           (.28)           (.22)             --
Distributions in excess of net
  investment income                            (.18)           (.38)             --
TOTAL DISTRIBUTIONS                            (.46)           (.60)             --
NET ASSET VALUE, END OF PERIOD               $28.93       $   23.13       $   21.87
TOTAL RETURN(4)                               27.24%           8.69%              0%
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                     1999(3)       1998            1997
---------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)            $949,978       $ 639,408       $ 312,127
Average net assets (000)                   $798,233       $ 505,605       $ 296,788
RATIOS TO AVERAGE NET ASSETS:(2)
Expenses                                        .30%(5)         .30%            .30%(5)
Net investment income                          1.24%(5)        1.42%           1.73(3)
Portfolio turnover                               20%              1%              5%
---------------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM 8-1-97 (WHEN CLASS I SHARES WERE FIRST OFFERED) THROUGH 9-30-97.
(2)   NET OF EXPENSE SUBSIDY.
(3)   FOR THE SIX MONTH PERIOD ENDED 3-31-99. THESE RESULTS ARE UNAUDITED.
(4) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(5)   ANNUALIZED.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCE FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
  FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS

GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS
       EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS

PRUDENTIAL GLOBAL LIMITED MATURITY
  FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.



--------------------------------------------------------------------------------
34  Prudential Stock Index Fund                        [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

BOND FUNDS

TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
  FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
  FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
  FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
  FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS

PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS

COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS

PRUDENTIAL INSTITUTIONAL LIQUIDITY
  PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES



--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM

--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009

 (The SEC charges a fee to copy documents.)

In Person:

Public Reference Room in
Washington, DC
 (For hours of operation, call
 1(800) SEC-0330)

Via the Internet:

http://www.sec.gov

--------------------------------------------------------------------------------
CUSIP Numbers:

Class A:
Class B:
Class C:
Class Z: --74431-20-9
Class I: --74431-86-0

Investment Company Act File No:

811-6677

MF177A

[RECYCLE LOGO] Printed on Recycled Paper

FUND TYPE:
--------------------------------

Stock or bond

INVESTMENT OBJECTIVE:
--------------------------------

Provide investment results
that correspond to the
performance of the
applicable index

                               [GRAPHIC OMITTED]

PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL EUROPE INDEX FUND
PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL SMALL-CAP INDEX FUND

--------------------------------------------------------------------------------

PROSPECTUS: OCTOBER __, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                              [LOGO] PRUDENTIAL
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

1  Risk/Return Summary
1  Investment Objectives and Principal Strategies
2  Principal Risks
4  Evaluating Performance
8  Fees and Expenses

11 How the Funds Invest
11 Investment Objectives and Policies
17 Other Investments
18 Derivative Strategies
19 Additional Strategies
19 Investment Risks

23 How the Funds are Managed
23 Board of Trustees
23 Manager
23 Investment Adviser
23 Distributor
24 Year 2000 Readiness Disclosure

25 Fund Distributions and Tax Issues
25 Distributions
26 Tax Issues
27 If You Sell or Exchange Your Shares

28 How to Buy, Sell and Exchange Shares of the Funds
28 How to Buy Shares
32 How to Sell Your Shares
34 How to Exchange Your Shares

36 Financial Highlights
37 Prudential Bond Market Index Fund
38 Prudential Europe Index Fund
39 Prudential Pacific Index Fund
40 Prudential Small-Cap Index Fund

41 The Prudential Mutual Fund Family

   For More Information (Back Cover)



--------------------------------------------------------------------------------
    PRUDENTIAL INDEX SERIES FUND                       [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

This prospectus provides information about four of the five series of PRUDENTIAL INDEX SERIES FUND, which we refer to as "the Company." Those four series are PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND and PRUDENTIAL SMALL-CAP INDEX FUND (each referred to as a "Fund" and collectively as "the Funds"). To obtain information about the fifth series, Prudential Stock Index Fund, see the back cover page of this prospectus. While the four Funds have some common attributes, such as many of their investment policies, each focuses on a different index. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all four Funds at the same time. Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Each Fund's investment objective is to seek to provide investment results that correspond to the performance of the applicable index. This means we seek investments whose price or total return will increase over time. Each Fund normally invests at least 80% of its total assets in equity-related securities of a broad-based index, except for Bond Market Index Fund, which invests in fixed income securities represented in a broad bound index.

o PRUDENTIAL BOND MARKET INDEX FUND seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Bond index.

o PRUDENTIAL EUROPE INDEX FUND seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers, currently the Morgan Stanley Capital International Europe Index.

o PRUDENTIAL PACIFIC INDEX FUND seeks to provide investment results that correspond to the price and yield

--------------------------------------------------------------------------------
DID YOU KNOW...

Each Fund employs a "passively managed"--or index--investment approach by holding the same mix of stocks as is held in the applicable Index. Each Fund uses a "sampling" technique. Using sophisticated computer programs, the Funds select securities that will recreate their target indexes in terms of industry weightings, market capitalization and other characteristics. For instance, if 20% of the Lehman Brothers Aggregate Bond Index were made up of corporate bonds, the Bond Market Index Fund would invest about 20% of its assets in corporate bonds that have similar characteristics as a group to those in that Index.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      performance of a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital International Pacific Free Index.

o PRUDENTIAL SMALL-CAP INDEX FUND seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks, currently the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index).

      Each Fund intends that at least 80% of its total assets will be invested in securities included in the applicable index. Each Fund attempts to achieve a correlation between its performance and the performance of the applicable index of at least 0.95, without taking into account expenses. Each Fund may invest in foreign securities and may use derivatives. Each Fund sells securities when they are no longer in the applicable index.

      While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Funds' performance will not precisely correspond to the performance of the index whose performance each Fund seeks to replicate. Potential tracking differences, brokerage and other costs and other Fund expenses may cause a Fund's return to be lower than that of the applicable index.

      Since Prudential Bond Market Index Fund invests primarily in fixed income securities, there are interest rate risks, income risk, credit risk and prepayment risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be least for shorter-term bonds, and greatest for longer-term bonds. Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds, and lower for long-term bonds. Credit risk is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. Prepayment risk is the chance that during periods of falling interest rates, a mortgage-backed bond issuer will repay a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.

      Since the Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund invest primarily in common stock, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small-sized companies are less stable than the stock prices of large- and medium-sized companies.

      Since we invest in foreign securities, there are different risks than if we invested only in U.S. stocks. Foreign markets are often more volatile than U.S.



--------------------------------------------------------------------------------
2   PRUDENTIAL INDEX SERIES FUND                       [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

markets and are generally not subject to regulatory requirements comparable to those in the U.S.

      Some of our investment strategies may present above-average risks. A Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

      Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Funds Invest-Investment Risks."

      An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--affect how each Fund performs. The following bar chart shows each Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund and how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance does not mean that the Fund will achieve similar results in the future.

PRUDENTIAL BOND MARKET INDEX FUND

   [The following table was depicted as a bar graph in the printed material.]

--------------------------------
ANNUAL RETURNS (CLASS Z SHARES)
--------------------------------------------------------------------------------

     1998

--------------------------------------------------------------------------------

BEST QUARTER:    % (quarter of 199  ) WORST QUARTER: (    )% (quarter of 199  )
--------------------------------------------------------------------------------

RETURN FOR THE SIX MONTHS ENDED JUNE 30, 1999 WAS ____% FOR CLASS Z SHARES.

AVERAGE ANNUAL RETURNS(1)

--------------------------------------------------------------------------------
                      1 YEAR                    SINCE INCEPTION

 Class Z shares          %                             % (since 10/1/97)
--------------------------------------------------------------------------------
 Lehman Index (2)        %                             %
--------------------------------------------------------------------------------

(1)   THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES.

(2) THE LEHMAN BROTHERS AGGREGATE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE TOTAL RETURN (CAPITAL CHANGE PLUS INCOME) PROVIDED BY A GROUP OF FIXED INCOME SECURITIES, WEIGHTED BY MARKET VALUE. SOURCE: LIPPER INC.



--------------------------------------------------------------------------------
4   PRUDENTIAL INDEX SERIES FUND                       [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

PRUDENTIAL EUROPE INDEX FUND

   [The following table was depicted as a bar graph in the printed material.]

--------------------------------
ANNUAL RETURNS (CLASS Z SHARES)
----------------------------------------------------------

     1998

--------------------------------------------------------------------------------
BEST QUARTER:    % (quarter of 199  ) WORST QUARTER: (    )% (quarter of 199  )
--------------------------------------------------------------------------------
RETURN FOR THE SIX MONTHS ENDED JUNE 30, 1999 WAS ____% FOR CLASS Z SHARES.
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS(1)
                         1 YEAR                    SINCE INCEPTION

 Class Z shares             %                             % (since 10/1/97)
--------------------------------------------------------------------------------
 MSCI Europe Index (2)      %                             %
--------------------------------------------------------------------------------

(1)   THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)--EUROPE INDEX IS AN UNMANAGED, DIVERSIFIED CAPITALIZATION WEIGHTED INDEX CURRENTLY CONSISTING OF THE EQUITY SECURITIES OF 592 COMPANIES LOCATED IN 15 DEVELOPED EUROPEAN COUNTRIES. IT GIVES A BROAD LOOK AT HOW EUROPEAN STOCKS PERFORMED.
      SOURCE: LIPPER INC.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

PRUDENTIAL PACIFIC INDEX FUND

   [The following table was depicted as a bar graph in the printed material.]

--------------------------------
ANNUAL RETURNS (CLASS Z SHARES)
----------------------------------------------------------

     1998

--------------------------------------------------------------------------------
BEST QUARTER:    % (quarter of 199  ) WORST QUARTER: (    )% (quarter of 199  )
--------------------------------------------------------------------------------
RETURN FOR THE SIX MONTHS ENDED JUNE 30, 1999 WAS ____% FOR CLASS Z SHARES.
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS(1)
                            1 YEAR                    SINCE INCEPTION

 Class Z shares                %                             % (since 9/24/97)
--------------------------------------------------------------------------------
 MSCI Pacific Free Index (2)   %                             %
--------------------------------------------------------------------------------

(1)   THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) PACIFIC FREE INDEX IS AN UNMANAGED DIVERSIFIED CAPITALIZATION WEIGHTED INDEX CURRENTLY CONSISTING OF 50% EQUITY SECURITIES LISTED ON THE STOCK EXCHANGE OF AUSTRALIA, JAPAN, HONG KONG, NEW ZEALAND AND SINGAPORE. SOURCE: LIPPER INC.



--------------------------------------------------------------------------------
6   PRUDENTIAL INDEX SERIES FUND                       [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

PRUDENTIAL SMALL-CAP INDEX FUND

   [The following table was depicted as a bar graph in the printed material.]

--------------------------------
ANNUAL RETURNS (CLASS Z SHARES)
----------------------------------------------------------

     1998

--------------------------------------------------------------------------------
BEST QUARTER:    % (quarter of 199  ) WORST QUARTER: (    )% (quarter of 199  )
--------------------------------------------------------------------------------
RETURN FOR THE SIX MONTHS ENDED JUNE 30, 1999 WAS ____% FOR CLASS Z SHARES.
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS(1)

                        1 YR                     SINCE INCEPTION

 Class Z shares          %                             % (since 10/1/97)
--------------------------------------------------------------------------------
 S&P 600 Index (2)       %                             %
--------------------------------------------------------------------------------

(1)   THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES.
(2) THE S&P 600 INDEX--AN UNMANAGED INDEX OF 600 STOCKS OF SMALLER U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES OF SMALLER COMPANIES HAVE PERFORMED. SOURCE: LIPPER INC.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of a Fund. For more information, see "How to Buy, Sell and Exchange Shares of the Funds."

--------------------------------------------------------
SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------
                                                        CLASS Z
---------------------------------------------------------------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)           None
---------------------------------------------------------------------
Maximum deferred sales charge (load)
  (as a percentage of the lower of original
  purchase price or sale proceeds)                        None
---------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
  dividends and other distributions                       None
---------------------------------------------------------------------
Redemption fees                                           None
---------------------------------------------------------------------
Exchange fee                                              None
---------------------------------------------------------------------



--------------------------------------------------------------------------------
8   PRUDENTIAL INDEX SERIES FUND                       [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

----------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Management fees                                                             .25%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                                    None
--------------------------------------------------------------------------------
+ Other expenses                                                            .48%
--------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES                                      .73%
--------------------------------------------------------------------------------
- Expense reimbursement                                                     .33%
--------------------------------------------------------------------------------
= NET ANNUAL FUND OPERATING EXPENSES                                        .40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
Management fees                                                             .40%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                                    None
--------------------------------------------------------------------------------
+ Other expenses                                                            .20%
--------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES                                     2.16%
--------------------------------------------------------------------------------
- Expense reimbursement                                                    1.56%
--------------------------------------------------------------------------------
= NET ANNUAL FUND OPERATING EXPENSES                                        .60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Management fees                                                             .40%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                                    None
--------------------------------------------------------------------------------
+ Other expenses                                                           1.32%
--------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.72%
--------------------------------------------------------------------------------
- Expense reimbursement                                                    1.12%
--------------------------------------------------------------------------------
= NET ANNUAL FUND OPERATING EXPENSES                                        .60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRUDENTIAL SMALL CAP INDEX FUND
--------------------------------------------------------------------------------
Management fees                                                             .30%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                                    None
--------------------------------------------------------------------------------
+ Other expenses                                                           1.02%
--------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.32%
--------------------------------------------------------------------------------
- Expense reimbursement                                                     .82%
--------------------------------------------------------------------------------
= NET ANNUAL FUND OPERATING EXPENSES                                        .50%
--------------------------------------------------------------------------------

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000, PIFM HAS CONTRACTUALLY AGREED TO SUBSIDIZE THE FUND'S OPERATING EXPENSES SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED .40%, .60%, .60% AND .50% OF THE AVERAGE NET ASSETS OF PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND AND PRUDENTIAL SMALL-CAP INDEX FUND, RESPECTIVELY.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Funds and the cost of investing in a Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into account the Manager's agreement to subsidize expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                         1 YR      3 YRS      5 YRS       10 YRS
--------------------------------------------------------------------------------
 Prudential Bond Market Fund            $41       $200       $373        $  875
--------------------------------------------------------------------------------
 Prudential Europe Index Fund           $         $          $           $
--------------------------------------------------------------------------------
 Prudential Pacific Index Fund          $61       $432       $828        $1,937
--------------------------------------------------------------------------------
 Prudential Small-Cap Index Fund        $51       $514       $887        $1,933
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
10   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective is to seek to PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE APPLICABLE INDEX. While we make every effort to achieve our objective, we can't guarantee success.

PRUDENTIAL BOND MARKET INDEX FUND

Prudential Bond Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index. The Lehman Brothers Aggregate Index is an unmanaged index that measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value.

      To achieve its investment objective, Prudential Bond Market Index Fund will purchase securities that as a group reflect the performance of the Lehman Brothers Aggregate Index. The Fund intends to hold a representative sample of the securities that reflect the three major classes of fixed-income investments in the Lehman Brothers Aggregate Index: U.S. Treasury and government agency securities, investment-grade corporate debt obligations and mortgage-backed securities. The securities included in the Index must be U.S. dollar-denominated and investment-grade, and have a fixed rate coupon, a remaining maturity or average life of at least one year and generally have an outstanding market value of at least $100 million. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the Lehman Brothers Aggregate Index. As of June 30, 1999, U.S.
Treasury and agency securities comprised   % and   %, respectively, of the
Index's total market value, corporate bonds comprised   %, asset-backed
securities comprised % and mortgage-backed securities comprised   %.

--------------------------------------------------------------------------------

                                    [To Come]

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

PRUDENTIAL EUROPE INDEX FUND

Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI-Europe Index. The MSCI-Europe Index is an unmanaged, diversified, capitalization weighted index currently consisting of the equity securities of 592 companies located in 15 developed European countries. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund is neither sponsored by nor affiliated with Morgan Stanley & Co. Incorporated.

      To achieve its investment objective, Prudential Europe Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI-Europe Index. The Fund intends to invest in a representative sample of the stocks included in the MSCI-Europe Index in approximately the same proportions as they are represented in that index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI-Europe Index. The United Kingdom, Germany and France dominate the MSCI-Europe Index, with %, % and %, respectively, of the market capitalization of the Index as of June 30, 1999.




--------------------------------------------------------------------------------
12   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

PRUDENTIAL PACIFIC INDEX FUND

Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the MSCI-Pacific Free Index. The MSCI-Pacific Free Index is an unmanaged, diversified, capitalization weighted index currently consisting of 508 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand and Singapore. The Fund is neither sponsored by nor affiliated with Morgan Stanley & Co. Incorporated.

      To achieve its investment objective, Prudential Pacific Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI-Pacific Free Index. The Fund intends to invest in a representative sample of the equity securities included in the MSCI-Pacific Free Index in approximately the same proportions as they are represented in the MSCI-Pacific Free Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI-Pacific Free Index. The MSCI-Pacific Free Index is
dominated by the Japanese stock market, which represented   % of the market
capitalization of the Index as of June 30, 1999.

PRUDENTIAL SMALL-CAP INDEX FUND

Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small-cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P 600 Index. The S&P 600 Index is an unmanaged, market-value weighted index (stock price times the number of shares outstanding) of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) as to a stock's attractiveness as an investment. The S&P 600 Index currently measures the performance of selected U.S. stock with a market value of no greater than $ million (as of June 30, 1999).



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

      To achieve its investment objective, Prudential Small-Cap Index Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 600 Index. The Fund intends to purchase a representative sample of the 600 stocks included in the S&P 600 Index in approximately the same proportions as they are represented in the S&P 600 Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the S&P 600 Index or receipt of distributions of securities of companies spun off from S&P 600 companies.

INVESTMENT POLICIES APPLICABLE TO EACH FUND

The Funds are each expected to invest in over 250 stocks (or bonds for the Prudential Bond Market Index Fund). Stocks are selected for inclusion in each applicable Fund's portfolio based on country, market capitalization, industry weightings and fundamental characteristics such as return variability, earnings valuation and yield. Each Fund's portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, Prudential Europe Index Fund and Prudential Pacific Index Fund will invest in each country in approximately the same percentage as the country's weight in the index.

      The Funds may not hold all of the issues that comprise their respective indexes because of the costs involved and the illiquidity of many of the



--------------------------------------------------------------------------------
14   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

securities. Instead, each Fund will attempt to hold a representative sample of the securities in its respective index, which will be selected utilizing a statistical technique known as "sampling" or "portfolio optimization." Under this technique, each stock is considered for inclusion in the portfolio based on its contribution to certain country, capitalization, industry and fundamental investment characteristics. Each applicable Fund's portfolio is constructed so that, in the aggregate, the country, capitalization, industry and fundamental investment characteristics resemble those of its respective index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the indices.

      Due to the use of this sampling technique, the Funds' portfolios are not expected to track their benchmark indices with the same degree of accuracy as large capitalization domestic index funds. Each Fund will attempt to achieve a correlation between its performance and that of its respective index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. The investment adviser will, of course, attempt to minimize any tracking differential (that is, the statistical measure of the difference between the investment results of a Fund and that of its respective index). However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other expenses, may cause a Fund's return to be lower than the return of its respective index. Consequently, there can be no assurance as to how closely a Fund's performance will correspond to the performance of its respective index.

      The Funds intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indexes.

      When deciding whether to sell securities, we follow the applicable index. When a security is sold from the index, we sell it too.

EQUITY AND EQUITY-RELATED SECURITIES

Each Fund other than Prudential Bond Market Index Fund invests primarily in equity securities, and the value of these Funds' investments will go up and down with the performance of the stocks in the applicable index.

      In addition to common stocks, equity-related securities include nonconvertible preferred stocks, convertible securities, American Depositary Receipts (ADRs), warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

joint ventures; real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security.

FOREIGN SECURITIES

Prudential Europe Index Fund and Prudential Pacific Index Fund invest primarily in equity securities of foreign companies. For these purposes, we do not consider ADRs and other similar receipts or shares to be foreign securities.

FIXED-INCOME OBLIGATIONS

Prudential Bond Market Index Fund invests primarily in fixed-income securities including U.S. Treasury obligations and securities issued or guaranteed by U.S. government agencies and instrumentalities, investment-grade corporate debt obligations and mortgage-backed securities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. The Fund may invest in debt securities rated investment grade (BBB/Baa or above).

MONEY MARKET INSTRUMENTS

The Funds also may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of the Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 80% of the Fund's assets in securities included in the applicable index.

      For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--



--------------------------------------------------------------------------------
16   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

contains additional information about the Fund and the Company. To obtain a copy, see the back cover page of this prospectus.

      Each Fund's investment objective can be changed by the Board without shareholder approval. The Board also can change investment policies that are not fundamental.

OTHER INVESTMENTS

In addition to the principal strategies, we may also make the following investments to try to increase a Fund's returns or protect its assets if market conditions warrant.

REPURCHASE AGREEMENTS

A Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is in effect a loan by the Fund.

DOLLAR ROLLS

Prudential Bond Market Index Fund may use dollar rolls as part of its investment strategy. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (some type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase and the interest earned on the cash proceeds of the initial sale.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve a Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that a Fund will not lose money. Derivatives--such as futures on equity or debt securities or indexes, options on securities, securities indexes or currencies, and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

OPTIONS

The Funds may purchase and sell put and call options on securities and securities indexes traded on U.S. or foreign securities exchanges on NASDAQ or in the over-the-counter market. Prudential Europe Index Fund and Prudential Pacific Index Fund also may purchase and sell, put and call options on currencies. An option is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY AND FORWARD CONTRACTS

Each Fund may purchase and sell futures contracts and related options on securities indexes. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. Prudential Europe Index Fund and Prudential Pacific Index Fund may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.

      For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."



--------------------------------------------------------------------------------
18   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

ADDITIONAL STRATEGIES

Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (each Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Funds are subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

As noted, all investments involve risk, and investing in a Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other investments the Fund may make. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

------------------------
INVESTMENT TYPE         -----------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS             RISKS                             POTENTIAL REWARDS
-----------------------------------------------------------------------------------------------------
COMMON STOCKS                     o  Individual stocks could lose   o  Historically, stocks have
PRUDENTIAL EUROPE INDEX FUND         value                             outperformed other
PRUDENTIAL PACIFIC INDEX FUND                                          investments over the long
PRUDENTIAL SMALL-CAP INDEX FUND   o  The equity markets could go       term
                                     down, resulting in a decline
AT LEAST 80%                         in value of the Fund's         o  Generally, economic growth
                                     investments                       means higher corporate
                                                                       profits, which leads to an
                                  o  Changes in economic or            increase in stock prices,
                                     political conditions, both        known as capital appreciation
                                     domestic and international,
                                     may result in a decline in
                                     value of the Fund's
                                     investments
-----------------------------------------------------------------------------------------------------
SMALL CAPITALIZATION STOCKS       o  Stocks of small companies are  o  Highly successful smaller
PRUDENTIAL SMALL-CAP                 more volatile and may decline     companies can outperform
INDEX FUND                           more than those in the S&P        larger ones
                                     500 Index

AT LEAST 80%                      o  Small companies are more
                                     likely to reinvest earnings
                                     and not pay dividends

                                  o  Changes in interest rates may
                                     affect the securities of
                                     small companies more than the
                                     securities of larger
                                     companies
-----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

-------------------------
INVESTMENT TYPE (CONT'D) ----------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS             RISKS                             POTENTIAL REWARDS
-----------------------------------------------------------------------------------------------------
FOREIGN SECURITIES                o  Foreign markets, economies     o  Investors can participate in
                                     and political systems may not     foreign markets and companies
PRUDENTIAL EUROPE INDEX FUND         be as stable as in the U.S.,      operating in those markets
PRUDENTIAL PACIFIC INDEX FUND        particularly those in
                                     developing countries           o  Opportunities for
                                                                       diversification
AT LEAST 80%                      o  May be less liquid than U.S.
                                     stocks and bonds

                                  o  Differences in foreign laws,
                                     accounting standards, public
                                     information, custody and
                                     settlement practices

                                  o  Year 2000 conversion may be
                                     more of a problem for some
                                     foreign issuers
-----------------------------------------------------------------------------------------------------
DEBT OBLIGATIONS                  o  The Fund's share price, yield  o  Bonds have generally
                                     and total return will             outperformed money market
PRUDENTIAL BOND MARKET               fluctuate in response to bond     instruments over the long
INDEX FUND                           market movements                  term with less risk than
                                                                       stock
AT LEAST 80                       o  Credit risk--the default of
                                     an issuer would leave a Fund   o  Most bonds will rise in value
                                     with unpaid interest or           when interest rates fall
                                     principal. The lower a bond's
                                     quality, the higher its        o  Regular interest income
                                     potential volatility
                                                                    o  Generally more secure than
                                  o  Market risk--the risk that        stock since companies must
                                     the market value of an            pay their debts before paying
                                     investment may move up or         stockholders
                                     down, sometimes rapidly or
                                     unpredictably. Market risk     o  Investment-grade bonds have a
                                     may affect an industry, a         lower risk of default
                                     sector, or the market as a
                                     whole                          o  Bonds with longer maturity
                                                                       dates typically have higher
                                  o  Interest rate risk--the value     yields
                                     of most bonds will fall when
                                     interest rates rise: the       o  Intermediate-term securities
                                     longer a bond's maturity and      may be less susceptible to
                                     the lower its credit quality,     loss of principal than longer
                                     the more its value typically      term securities
                                     falls. It can lead to price
                                     volatility.
-----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
20   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

-------------------------
INVESTMENT TYPE (CONT'D) ----------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS             RISKS                             POTENTIAL REWARDS
-----------------------------------------------------------------------------------------------------
DERIVATIVES                       o  Derivatives such as futures    o  Hedges that correlate well
                                     options and foreign currency      with underlying position can
PERCENTAGE VARIES                    forward contracts that are        reduce or eliminate
                                     used for hedging purposes         investment income or capital
                                     options may not fully offset      gains at low cost
                                     the underlying positions and
                                     this could result in losses    o  The Fund could make money and
                                     to the Fund that would not        protect against losses if the
                                     have otherwise occurred           investment analysis proves
                                                                       correct
                                  o  Derivatives used for risk
                                     management may not have the    o  Derivatives that involve
                                     intended effects and may          leverage could generate
                                     result in losses or missed        substantial gains at low cost
                                     opportunities
                                                                    o  One way to manage the Fund's
                                  o  The other party to a              risk/return balance is to
                                     derivatives contract could        lock in the value of an
                                     default                           investment ahead of time

                                  o  Derivatives that involve
                                     leverage could magnify losses

                                  o  Certain types of derivatives
                                     involve costs to the Fund
                                     that can reduce returns
-----------------------------------------------------------------------------------------------------
DOLLAR ROLLS                      o  May magnify underlying         o  May magnify underlying
                                     investment losses                 investment gains.
PRUDENTIAL BOND MARKET
INDEX FUND                        o  Investment costs may exceed
                                     potential underlying
UP TO __%                            investment gains
-----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

-------------------------
INVESTMENT TYPE (CONT'D) ----------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS             RISKS                             POTENTIAL REWARDS
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES        o  Not all are insured or         o  Regular interest income
                                     guaranteed by the U.S.         o  The U.S. Government
UP TO 20%                            Government, but only by the       guarantees interest and
                                     issuing agency                    principal payments on
                                  o  Limits potential for capital      certain securities
                                     appreciation                   o  Generally more secure
                                  o  Interest rate risk--the value     than lower quality debt
                                     of most debt securities will      securities and equity
                                     fall when interest rates rise     securities
                                  o  Market risk--the risk that     o  May preserve the Fund's
                                     instruments may lose              assets
                                     value in the market
                                     because interest rates
                                     change or there is a lack
                                     of confidence in a group
                                     of borrowers or any industry
-----------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES               o  May be difficult to value      o  May offer a more attractive
                                     precisely                         yield or potential for growth
UP TO 15% OF NET ASSETS                                                than more widely traded
                                  o  May be difficult to sell at       securities
                                     the time or price desired
-----------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS          o  Limits potential for capital   o  May preserve the Fund's
                                     appreciation                      assets

                                  o  Credit risk--the default of
                                     an issuer would leave the
                                     Fund with unpaid interest or
                                     principal

                                  o  Market risk--the risk that
                                     instruments may lose value in
                                     the market because interest
                                     rates change or there is a
                                     lack of confidence in a group
                                     of borrowers or an industry
-----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
22   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

      Under a management agreement with each Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended September 30, 1998, the Funds paid PIFM management fees shown below.

                                                         Annual Management
            Fund                                         Fee Paid to PIFM
            ----                                         ----------------
Prudential Bond Market Index Fund                              .25%
Prudential Europe Index Fund                                   .40%
Prudential Pacific Index Fund                                  .40%
Prudential Small-Cap Index Fund                                .30%

      As of June 30, 1999, PIFM served as the Manager to all ______ of the Prudential mutual funds, and as Manager or administrator to ______ closed-end investment companies, with aggregate assets of approximately $ billion.

INVESTMENT ADVISER

      The Prudential Investment Corporation, called Prudential Investments, is the Funds' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes each Fund's shares under a Distribution Agreement with the Fund. Under the



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------

Distribution Agreement, PIMS pays the expenses of distributing each Fund's Class Z shares and provides certain shareholder support services.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Funds and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Company's Board receives, and has received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on a Fund. Moreover, the Funds at this time have not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

      Additionally, issuers of securities generally, as well as those purchased by a Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by a Fund.



--------------------------------------------------------------------------------
24   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified tax-deferred plan or account.

      Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

      The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

      Each Fund declares daily and distributes DIVIDENDS of any net investment income to shareholders once a year. For example, if a Fund owns Acme Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

      Each Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year--which are generated when a Fund sells its assets for a profit. For example, if a Fund bought Acme Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long a Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

      For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

      Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide a Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of a Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.



--------------------------------------------------------------------------------
26   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

--------------------------------------------------------------------------------

                                   +$ Capital Gain
                  Receipts---->      (taxes owed)
                    from         or
                    Sale----->      -$ Capital Loss
                                     (offset against gain)

--------------------------------------------------------------------------------

      Exchanging your shares of a Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

      Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of a Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

STEP 2: CLASS Z SHARES

Individual investors can choose only Class Z shares of the Fund; Class Z shares are available only to a limited group of investors.

--------------------------------------------------------------------------------
                                                               CLASS Z
--------------------------------------------------------------------------------
Minimum purchase
  amount                                                         None
--------------------------------------------------------------------------------
Minimum amount for
  subsequent purchases                                           None
--------------------------------------------------------------------------------
Maximum initial
  sales charge                                                   None
--------------------------------------------------------------------------------
Contingent Deferred
  Sales Charge (CDSC)                                            None
--------------------------------------------------------------------------------
Annual distribution
  and service (12b-1)
  fees shown as a
  percentage of average
  net assets                                                     None
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
28   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

QUALIFYING FOR CLASS Z SHARES

Certain group retirement plans may purchase Class Z shares provided that they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges a management, consulting or other fee for its services

      o Mutual fund "supermarket" programs, where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

      o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option

      o Current and former Directors/Trustees of the Prudential mutual funds (including the Company)

      o     Prudential with an investment of $10 million or more.



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

      In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

      We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect the NAV.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?

You will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.



--------------------------------------------------------------------------------
30   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions.

      When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified



--------------------------------------------------------------------------------
32   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

      If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

REDEMPTION IN KIND

If the sales of a Fund's shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for Class Z shares in certain other Prudential mutual funds--as well as certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of the Fund for Class Z shares of another Prudential mutual fund, but you can't exchange Class Z shares for Class A, Class B or Class C shares. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:



--------------------------------------------------------------------------------
34   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. A Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights will help you evaluate each Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of a Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.



--------------------------------------------------------------------------------
36   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PRUDENTIAL BOND MARKET INDEX FUND

With the exception of the information for the six months ended March 31, 1999, the financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
  PERFORMANCE                         1999(4)   1998(1)
--------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $10.91   $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (5)                .27      .55
Net realized and
  unrealized gain
  on investment
  transactions                          (.28)     .52
TOTAL FROM INVESTMENT
OPERATIONS                              (.01)   1.07
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
  investment income                     (.53)    (.15)
Distributions in excess of
  net investment income                 (.06)    (.01)
TOTAL DISTRIBUTIONS                     (.59)    (.16)
NET ASSET VALUE, END OF
  PERIOD                              $10.31   $10.91
TOTAL RETURN(3)                         (.08%)  10.79%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
  DATA                                1999       1998
NET ASSETS, END OF
  PERIOD (000)                       43,191     $39,790
Average net assets (000)             41,151     $33,637
RATIOS TO AVERAGE NET
  ASSETS:(5)
Expenses                                .40%       .40%
Net investment income                  5.28%      5.68%
Portfolio turnover                       71%        33%
--------------------------------------------------------------------------------

(1) FOR THE PERIOD 10-1-97 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-98.
(2)   ANNUALIZED.
(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(4)   FOR THE SIX MONTH PERIOD ENDED 3-31-99. THESE RESULTS ARE UNAUDITED.
(5)   NET OF EXPENSE SUBSIDY.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PRUDENTIAL EUROPE INDEX FUND

With the exception of the information for the six months ended March 31, 1999, the financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE                    1999(4)            1998(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.64             $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 .04                .18
Net realized and unrealized gain
  on investments and foreign
  currency transactions                              1.63                .53
TOTAL FROM INVESTMENT OPERATIONS                     1.67                .71
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)              (.07)
Distributions from net
  realized gains                                     (.03)                --

TOTAL DISTRIBUTIONS                                  (.26)              (.07)
NET ASSET VALUE, END OF PERIOD                     $12.05             $10.64
TOTAL RETURN(3)                                     15.80%              7.17%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                            1999               1998
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                   $22,691            $18,026
Average net assets (000)                          $21,164            $17,728
RATIOS TO AVERAGE NET ASSETS:(2)(5)
Expenses                                             .60%               .60%
Net investment income                                .65%              1.64%
Portfolio turnover                                     1%                 4%
--------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM 10-1-97 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-98.
(2)   NET OF EXPENSE SUBSIDY.
(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(4)   FOR THE SIX MONTH PERIOD ENDED 3-31-99. THESE RESULTS ARE UNAUDITED.
(5)   ANNUALIZED.



--------------------------------------------------------------------------------
38   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PRUDENTIAL PACIFIC INDEX FUND

With the exception of the information for the six months ended March 31, 1999, the financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE             1999(4)           1998              1997(1)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $6.38              $9.88           $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                       .03                .06              .02
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                       2.46              (3.55)           (0.14)
TOTAL FROM INVESTMENT OPERATIONS              2.49              (3.49)           (0.12)
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.06)              (.01)              --
NET ASSET VALUE, END OF PERIOD               $8.81              $6.38            $9.88
TOTAL RETURN(3)                              37.84%            (35.54)%          (1.20)%
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                     1999               1998             1997
----------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)            $23,760            $16,441          $24,699
Average net assets (000)                   $20,323            $19,827          $24,802
RATIOS TO AVERAGE NET ASSETS:(2)
Expenses                                       .60%(5)            .60%             .60%(5)
Net investment income                          .80%(5)            .78%           13.14%(5)
Portfolio turnover                               1%                 2%               0%
----------------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM 9-24-97 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-97.
(2)   NET OF EXPENSE SUBSIDY.
(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(4)   FOR THE SIX MONTHS PERIOD ENDED 3-31-99. THESE RESULTS ARE UNAUDITED.
(5)   ANNUALIZED.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PRUDENTIAL SMALL-CAP INDEX FUND

With the exception of the information for the six months ended March 31, 1999, the financial highlights were audited by, PricewaterhouseCoopers LLP independent accountants, whose reports were unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE                       1999(4)          1998(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $8.09            $10.00
INCOME FROM INVESTMENT OPERATIONS:                      .02
Net investment income(2)                                                  .04
Net realized and unrealized gain                        .59
  (loss) on investments                                                 (1.94)
TOTAL FROM INVESTMENT OPERATIONS                        .61             (1.90)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.05)             (.01)
Dividends from net realized gains                      (.19)               --
TOTAL DISTRIBUTIONS                                    (.24)             (.01)
NET ASSET VALUE, END OF PERIOD                         8.46             $8.09
TOTAL RETURN(3)                                        7.49%           (18.98)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                              1999              1998
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                     $25,876           $20,256
Average net assets (000)                            $24,904           $22,676
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                .50(5)            .50%
Net investment income                                   .67(5)            .48%
Portfolio turnover                                       12%               52%
--------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM 8-1-97 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-97.
(2)   NET OF EXPENSE SUBSIDY.
(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(4)   FOR THE SIX MONTH PERIOD ENDED 3-31-99. THESE RESULTS ARE UNAUDITED.
(5)   ANNUALIZED.



--------------------------------------------------------------------------------
40   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL SMALL-CAP INDEX FUND
   PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   PRUDENTIAL JENNISON GROWTH FUND
   PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
   PRUDENTIAL FINANCIAL SERVICES FUND
   PRUDENTIAL HEALTH SCIENCE FUND
   PRUDENTIAL TECHNOLOGY FUND
   PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
   FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
   NICHOLAS-APPLEGATE GROWTH EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   CONSERVATIVE GROWTH FUND
   MODERATE GROWTH FUND
   HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS

GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   PRUDENTIAL DEVELOPING MARKETS
        EQUITY FUND
   PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL EUROPE INDEX FUND
   PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   GLOBAL SERIES
   INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
   LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

BOND FUNDS

TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
   INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES



--------------------------------------------------------------------------------
42   PRUDENTIAL INDEX SERIES FUND                      [CLIP ART] (800) 225-1852

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in a Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM

--------------------------------------------------------------------------------
Additional information about a Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  (incorporated by reference into this prospectus)

ANNUAL REPORT

  (contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------------------------------------------------------
CUSIP Numbers:

Prudential Bond Market Index Fund
Class Z: 74431F-83-7
Prudential Europe Index Fund
Class Z: 74431F-81-1
Prudential Pacific Index Fund
Class Z: 74431F-82-9
Prudential Small-Cap Index Fund
Class Z: 74431F-84-5

Investment Company Act File No:

811-6677

MF177A

[RECYCLE LOGO] Printed on Recycled Paper

                        PRUDENTIAL BOND MARKET INDEX FUND
                          PRUDENTIAL EUROPE INDEX FUND
                          PRUDENTIAL PACIFIC INDEX FUND
                         PRUDENTIAL SMALL-CAP INDEX FUND
                           PRUDENTIAL STOCK INDEX FUND


                       Statement of Additional Information
                             dated October   , 1999


      Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund (each a Fund and collectively, the Funds) are each a series of Prudential Index Series Fund (the Company).

      The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose.

      The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the Morgan Stanley Capital International Europe Index for that purpose.

      The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the Morgan Stanley Capital International Pacific Index for that purpose.

      The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Prudential Small-Cap Index Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Index for that purpose.

      The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.


      There can be no assurance that a Fund's investment objective will be achieved. See "Description of the Funds, Their Investments and Risks."


      The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Stock Index Fund dated
October   , 1999, and the Prospectus of Prudential Bond Market Index Fund,
Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential
Small-Cap Index Fund dated October   , 1999, copies of which may be obtained
from the Company upon request.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


Fund History.............................................................. B-2
Description of the Funds, Their Investments and Risks..................... B-2
Investment Restrictions................................................... B-13
Management of the Company................................................. B-14
Control Persons and Principal Holders of Securities....................... B-18
Investment Advisory and Other Services.................................... B-20
Brokerage Allocation and Other Practices.................................. B-20
Capital Shares, Other Securities and Organization.........................
Purchase, Redemption and Pricing of Fund Shares........................... B-22
Shareholder Investment Account............................................ B-23
Net Asset Value........................................................... B-25
Taxes, Dividends and Distributions........................................ B-26
Performance Information................................................... B-29
Financial Statements...................................................... B-32
Report of Independent Accountants--Prudential Bond Market Index Fund...... B-
Report of Independent Accountants--Prudential Europe Index Fund........... B-
Report of Independent Accountants--Prudential Pacific Index Fund.......... B-
Report of Independent Accountants--Prudential Small-Cap Index Fund........ B-
Report of Independent Accountants--Prudential Stock Index Fund............ B-
Appendix--Description of Ratings.......................................... A-1
Appendix I--General Investment Information................................ I-1
Appendix II--Historical Performance Data.................................. II-1
Appendix III--Information Relating to Prudential.......................... III-1


MF174B

                                  FUND HISTORY


      The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. In addition, Stock Index Fund changed its name to Prudential Stock Index Fund at the same time. On February 19, 1997, the Trustees approved the addition of the following four Funds to the
Company: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. The Company changed its name from Prudential Dryden Fund to Prudential Index Series Fund effective January 23, 1998.


              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS



      (A) CLASSIFICATION. The Company is a diversified, open-end, management investment company.



      (B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. Each Fund has an investment objective of providing investment results that correspond to the performance of a specific broad-based index of securities. In seeking to track a particular index, a fund generally uses one of two methods to select stocks or bonds in which it invests. Prudential Stock Index Fund intends to invest at least 80% of its total assets in securities included in its corresponding index. In other words, it holds each stock or bond in its target index in about the same proportions as represented in the Index itself. This is called a "replication" method.



      Other index funds may use a different security selection process. Because it would be very expensive to buy and sell all of the securities held in certain indexes, funds tracking these indexes use a "sampling" technique. Using sophisticated computer programs, the funds select securities that will recreate their target indexes in terms of industry weightings, market capitalization and other characteristics. Each of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund uses this method of indexing. While the principal investment policies and strategies for seeking to achieve these objectives are described in the Funds' prospectuses, each Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.



      The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose.



      The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI-Europe Index for that purpose.



      The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the MSCI-Pacific Free Index for that purpose.



      The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P 600 Index for that purpose.



      The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the S&P 500 Index.



      The investment objective of Prudential Stock Index Fund is fundamental. Each other Fund's investment objective and the investment policies (other than their investment restrictions) of all Funds are not fundamental and so may be changed by the Board of Trustees (Trustees) without shareholder approval. However, shareholders would be notified prior to a material change in a Fund's investment objective and policies. The broad-based indices used by the Funds (except Prudential Stock Index Fund) may be changed from time to time at the discretion of the Subadviser under the supervision of the Trustees.



      The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.

Instead, the investment adviser for the Funds, using a "passive" or indexing investment approach, will attempt to approximate the investment performance of the respective indices by holding a portfolio of stocks or bonds selected through statistical procedures. The Funds are managed without regard to tax ramifications. Each Fund pursues its objective through the investment policies described below. While each Fund will seek to achieve its objective, the Funds will differ with respect to the degree of risk that they involve.



      PRUDENTIAL BOND MARKET INDEX FUND



      Prudential Bond Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose. The Lehman Brothers Aggregate Index is an unmanaged index that measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value. The Fund is neither sponsored by nor affiliated with Lehman Brothers Inc. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Bond Market Index Fund" in the Statement of Additional Information.



      To achieve its investment objective, Prudential Bond Market Index Fund will purchase securities that as a group reflect the performance of the Lehman Brothers Aggregate Index. The Fund intends to hold a representative sample of the securities that reflect the three major classes of fixed-income investments in the Lehman Brothers Aggregate Index: U.S. Treasury and Government agency securities, investment-grade corporate debt obligations and mortgage-backed securities. The securities included in the Index must be U.S. dollar-denominated and investment-grade, and have a fixed rate coupon, a remaining maturity or average life of at least one year and generally have an outstanding market value of at least $100 million. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the Lehman Brothers Aggregate Index. As of September 30, 1998, U.S. Treasury and agency securities comprised 42% and 4%, respectively, of the Index's total market value, corporate bonds comprised 21%, asset-backed securities comprised 2% and mortgage-backed securities comprised 31%.



      Prudential Bond Market Index Fund intends to invest at least 80% of its total assets in the types of securities included in the Lehman Brothers Aggregate Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) put and call options on fixed-income securities and bond indices; and (iii) bond futures contracts and options thereon.


      If net cash outflows from Prudential Bond Market Index Fund are anticipated, the Fund may sell securities (in proportion to their weighting in the Lehman Brothers Aggregate Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of securities needed to meet the cash requirements. If Prudential Bond Market Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the Lehman Brothers Aggregate Index.

      The Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers Inc.

      MORTGAGE-BACKED SECURITIES

      Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association (FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

      Prudential Bond Market Index Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

      The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

      Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.


      PRUDENTIAL EUROPE INDEX FUND



      Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI-Europe Index for that purpose. The MSCI-Europe Index is an unmanaged, diversified, capitalization weighted index currently consisting of the equity securities of 592 companies located in 15 developed European countries. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund is neither sponsored by nor affiliated with Morgan Stanley & Co. Incorporated. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Europe Index Fund" in the Statement of Additional Information.



      To achieve its investment objective, Prudential Europe Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI-Europe Index. The Fund intends to invest in a representative sample of the stocks included in the MSCI-Europe Index in approximately the same proportions as they are represented in that index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI-Europe Index. The United Kingdom, Germany and France dominate the MSCI-Europe Index, with 31.1%, 15.1% and 12.9%, respectively, of the market capitalization of the Index as of September 30, 1998.



      Prudential Europe Index Fund intends to invest at least 80% of its total assets in securities included in the MSCI-Europe Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) equity-related securities; (iii) put and call options on securities, stock indices and foreign currencies; (iv) forward foreign currency exchange contracts; and (v) financial futures contracts on stocks and currencies and options thereon.


      If net cash outflows from Prudential Pacific Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Pacific Free Index (MSCI-Pacific Free Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Pacific Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Pacific Free Index.

      The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.


      PRUDENTIAL PACIFIC INDEX FUND



      Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the MSCI-Pacific Free Index for that purpose. The MSCI-Pacific Free Index is an unmanaged, diversified, capitalization weighted index currently consisting of 508 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand and Singapore. The Fund is neither sponsored by nor affiliated with Morgan Stanley & Co Incorporated.



      To achieve its investment objective, Prudential Pacific Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI-Pacific Free Index. The Fund intends to invest in a representative sample of the equity securities included in the MSCI-Pacific Free Index in approximately the same proportions as they are represented in the MSCI-Pacific Free Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI-Pacific Free Index. The MSCI-Pacific Free Index is dominated by the Japanese stock market, which represented 78% of the market capitalization of the Index as of September 30, 1998.



      Prudential Pacific Index Fund intends to invest at least 80% of its total assets in securities included in the MSCI-Pacific Free Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) equity-related securities; (iii) put and call options on securities, stock indices and foreign currencies; (iv) forward foreign currency exchange contracts; and (v) financial futures contracts on stocks and currencies and options thereon.


      If net cash outflows from Prudential Europe Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Europe Index (MSCI-Europe Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Europe Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Europe Index.

      The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.


      PRUDENTIAL SMALL-CAP INDEX FUND



      Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small-cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P 600 Index for that purpose. The S&P 600 Index is an unmanaged, market-value weighted index (stock price times the number of shares outstanding) of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) as to a stock's attractiveness as an investment. The S&P 600 Index currently measures the performance of selected U.S. stocks with a market value of no greater than $3.212 million (as of September 30, 1998). "S&P 600(R)," "Standard & Poor's 600" and "600" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. Prudential Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.



      To achieve its investment objective, Prudential Small-Cap Index Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 600 Index. The Fund intends to purchase a representative sample of the 600 stocks included in the S&P 600 Index in approximately the same proportions as they are represented in the S&P 600 Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the S&P 600 Index or receipt of distributions of securities of companies spun off from S&P 600 companies.

      Prudential Small-Cap Index Fund intends to invest at least 80% of its total assets in securities included in the S&P 600 Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) money market instruments, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;
(iii) put and call options on securities and stock indices; and (iv) stock index futures contracts and options thereon.


      If net cash outflows from Prudential Small-Cap Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Small-Cap Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 600 Index.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION (S&P). S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (THE MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


      PRUDENTIAL STOCK INDEX FUND



      Prudential Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by S&P on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poors(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. Prudential Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.



      To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. Prudential Stock Index Fund intends to purchase a statistically selected sample of the 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.



      Prudential Stock Index Fund intends that at least 80% of its total assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.


      If net cash outflows from Prudential Stock Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. If Prudential Stock Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


      INVESTMENT POLICIES APPLICABLE TO EACH FUND



      The Funds are each expected to invest in over 250 stocks (or bonds for the Prudential Bond Market Index Fund). Stocks are selected for inclusion in each applicable Fund's portfolio based on country, market capitalization, industry weightings and fundamental characteristics such as return variability, earnings valuation and yield. Each Fund's portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, Prudential Europe Index Fund and Prudential Pacific Index Fund will invest in each country in approximately the same percentage as the country's weight in the index.



      The Funds may not hold all of the issues that comprise their respective indices because of the costs involved and the illiquidity of many of the securities. Instead, each Fund will attempt to hold a representative sample of the securities in its respective index, which will be selected utilizing a statistical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the portfolio based on its contribution to certain country, capitalization, industry and fundamental investment characteristics. Each applicable Fund's portfolio is constructed so that, in the aggregate, the country, capitalization, industry and fundamental investment characteristics resemble those of its respective index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the indices.



      Due to the use of this sampling or "portfolio optimization" technique, the Funds' portfolios (other than the portfolio of Prudential Stock Index Fund) are not expected to track their benchmark indices with the same degree of accuracy as large capitalization domestic index funds. Each Fund will attempt to achieve a correlation between its performance and that of its respective index of at least 0.95, in each case without taking into account expenses. A correlation of
1.00 would indicate perfect correlation, which would be achieved when a Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. The investment adviser will, of course, attempt to minimize any tracking differential (I.E., the statistical measure of the difference between the investment results of a Fund and that of its respective index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other expenses, may cause a Fund's return to be lower than the return of its respective index. Consequently, there can be no assurance as to how closely a Fund's performance will correspond to the performance of its respective index.



      The Funds will not invest in money market instruments, futures contracts, options or warrants as part of a temporary defensive strategy, such as reducing a Fund's investments in common stocks to protect against potential stock market declines. The Funds intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indices. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge a Fund's portfolio. Prudential Europe Index Fund and Prudential Pacific Index Fund also may enter into foreign currency forward contracts in order to maintain the same currency exposure as their respective indices, but not as part of a defensive strategy to protect against fluctuations in exchange rates.



      In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Funds may also
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend their portfolio securities.



      EQUITY AND EQUITY-RELATED SECURITIES



      EACH FUND OTHER THAN PRUDENTIAL BOND MARKET INDEX FUND INVESTS PRIMARILY IN EQUITY SECURITIES, AND THE VALUE OF THESE FUNDS' INVESTMENTS WILL GO UP AND DOWN WITH THE PERFORMANCE OF THE STOCKS IN THE APPLICABLE INDEX. INVESTMENT BY PRUDENTIAL SMALL-CAP INDEX FUND IN SMALL COMPANIES INVOLVES GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH MORE ESTABLISHED COMPANIES. These companies often have sales and earnings growth rates which exceed those of large companies; however, smaller companies often have limited operating histories, product lines, markets or financial resources, and may lack management depth. These companies may be subject to intense competition from larger entities, and the securities of these companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general.



      The Funds other than Prudential Bond Market Index Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Convertible Securities, Warrants and Rights" in the Statement of Additional Information.



      ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.


      U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.

CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

      A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.


      In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


      In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Funds may invest in these types of convertible securities.

      REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS


      Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund that has entered into the repurchase agreement will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. Each Fund may participate in a joint repurchase account managed by PIFM pursuant to an order of the Commission.



      Each Fund has the authority to enter into reverse repurchase agreements, dollar rolls and forward rolls, but no Fund plans to do so for the foreseeable future; the Funds may enter into repurchase agreements. Each Fund may enter into such agreements with banks and securities dealers that meet the creditworthiness standards established by the Company's Trustees (Qualified Institutions). The investment adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Company's Trustees. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Funds receive collateral equal to the resale price, which is marked-to-market daily. These agreements permit each Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.


      The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price.

      FIXED-INCOME SECURITIES


      Prudential Bond Market Index Fund will invest primarily in fixed-income securities including U.S. Treasury obligations and securities issued or guaranteed by U.S. Government agencies and instrumentalities, investment-grade corporate debt obligations and mortgage-backed securities.



      U.S. Treasury securities, including bills, notes and bonds, are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities. Obligations issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government may or may not be backed by the "full faith and credit" of the United States.



      The Fund may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P Ratings) or Baa by Moody's Investors Service (Moody's) or comparably rated by a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. Securities rated Baa by Moody's are considered to be investment grade, although they have speculative characteristics. Changes in economic or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or Baa to pay interest or repay principal than is the case for issuers of higher rated securities. See "Description of Ratings" in the Appendix.



      In general, the ratings of Moody's, S&P Ratings, Duff and Phelps, Inc. (Duff & Phelps) and other NRSROs represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.


      Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff &

Phelps or another NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.


      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


      The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Funds' Custodian will segregate cash or other liquid assets having a value equal to or greater than the Funds' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


      To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

      Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

      SECURITIES LENDING


      Each Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund that has loaned its portfolio securities an amount equivalent to any dividend or interest paid on such securities and that Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extension of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, a Fund will not lend more than 30% of the value of its total assets. A Fund may pay reasonable administration and custodial fees in connection with a loan.


      A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

      BORROWING


      Each Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If a Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."



      Each Fund may borrow from time to time, at the Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions. A Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Fund other than Prudential Bond Market Index Fund currently has any intention of doing so. Prudential Bond Market Index Fund may use dollar rolls as described in its Prospectus.



      DOLLAR ROLLS



      Prudential Bond Market Index Fund may use dollar rolls as part of its investment strategy. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.



      Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund, which are limited to 20% of the Fund's total assets. The Fund may cover dollar rolls by segregating with its custodian cash or liquid assets equal in value to its obligations for dollar rolls. Covered rolls (I.E., those for which there is an offsetting cash position or a cash equivalent security position) are not considered borrowings for the purposes of the 20% limitation.


      SECURITIES OF FOREIGN ISSUERS


      PRUDENTIAL EUROPE INDEX FUND AND PRUDENTIAL PACIFIC INDEX FUND WILL INVEST PRIMARILY IN EQUITY SECURITIES OF FOREIGN COMPANIES. PRUDENTIAL STOCK INDEX FUND MAY INVEST A PORTION OF ITS ASSETS IN EQUITY SECURITIES OF FOREIGN ISSUERS DENOMINATED IN U.S. CURRENCY. FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THESE FUNDS. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

      IF A SECURITY IS DENOMINATED IN A FOREIGN CURRENCY, IT WILL BE AFFECTED BY CHANGES IN CURRENCY EXCHANGE RATES AND IN EXCHANGE CONTROL REGULATIONS, AND COSTS WILL BE INCURRED IN CONNECTION WITH CONVERSIONS BETWEEN CURRENCIES. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although Prudential Europe Index Fund and Prudential Pacific Index Fund will receive income in foreign currencies, the two Funds will be required to compute and distribute their income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Funds' income has been accrued and translated into U.S. dollars, the Funds could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Funds are required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Prudential Europe Index Fund and Prudential Pacific Index Fund may, but need not, enter into futures contracts on foreign currencies, foreign currency forward contracts and options on foreign currencies for hedging purposes, including, locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.



      The Funds (other than Prudential Bond Market Index Fund) may invest a portion of their assets in equity securities of foreign issuers denominated in U.S. currency. ADRs and ADSs are not deemed to be foreign securities.


      The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

      The economies of many of the countries in which a Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

      Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

      Brokerage commission rates in foreign countries are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.


      RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.



      The conversion may adversely effect a Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.



      The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing law.



      The Funds, Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable each Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. No Fund has borne any expense relating to these actions.



      HEDGING AND RETURN ENHANCEMENT STRATEGIES



      The Funds may also engage in various portfolio strategies to reduce certain risks of their investments and to attempt to enhance return. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and each Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.



      OPTIONS TRANSACTIONS



      Each Fund may purchase and write (I.E., sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge a Fund's portfolio. Prudential Europe Index Fund and Prudential Pacific Index Fund also may purchase and write put and call options on currencies. Each Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.



      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the security, currency or securities in the index subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.



      A put option gives the purchaser, in return for a premium, the right, far a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than the current market price.



      Each Fund will write only "covered" options. A written option is covered if, as long as a Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, a Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.



      Each Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.



      Each Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, each Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index.



      OPTIONS ON SECURITIES AND SECURITIES INDEXES


      A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets segregated until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

      A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


      Each Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Funds, and thus their investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.



      A Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. A Fund may purchase and sell futures contracts and related options, without limitation, for BONA FIDE hedging purposes in accordance with regulations of the CFTC (I.E., to reduce certain risks of its investments).



      Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If a Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contract.



      A Fund's successful use of futures contracts and related options is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict each Fund's ability to purchase or sell certain futures contracts or related options on any particular day.



      A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each Prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.


      The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash or U.S. Government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.


RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES



      Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (5) the risk that the counter party may be unable to complete the transaction and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."



      Each Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; a Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.


      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

      Prudential Europe Index Fund's and Prudential Pacific Index Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

      A Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, the Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

      Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Fund's counterparty to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to segregate cash or other liquid assets in an amount equal to the position. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

      Prudential Europe Index Fund and Prudential Pacific Index Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which foreign currency forward contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

      Generally, the OTC foreign currency options used by these Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      If the Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. The Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

      FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

      Prudential Europe Index Fund and Prudential Pacific Index Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

      Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

      Transactions using forward currency contracts, futures contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with the Securities and Exchange Commission (Commission) guidelines regarding cover for these instruments and, if the guidelines so require, segregate cash or liquid assets with its Custodian in the prescribed amount.

      Assets used as cover or segregated cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregation could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      SEGREGATED ASSETS

      Each Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

      ILLIQUID SECURITIES


      Each of the Funds may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).


      Restricted securities eligible for resale pursuant to Rule 144A and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Trustees. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional Buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Subadviser will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.



      The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless a Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. A Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.


      OTHER INVESTMENT TECHNIQUES

      Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus.


      TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. When conditions dictate a defensive strategy, or pending investment of proceeds from sales of a Fund's shares, the Fund may invest in money market instruments, including commercial paper of domestic or foreign corporations, certificates of deposit, bankers' acceptances and time obligations of domestic or foreign banks, foreign government securities and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. Investments in foreign securities may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.



      PORTFOLIO TURNOVER. As a result of the investment policies described above, a Fund may engage in a substantial number of portfolio transactions, and a Fund's portfolio turnover rate may exceed 100%, but no Fund's portfolio turnover rate is expected to exceed 100% except for Prudential Bond Market Index Fund. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS


      The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act of 1940, as amended (Investment Company Act), a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.


      A Fund may not:

      1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

      2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

      3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

      5. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

      6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

      7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

      8. Make loans except by the purchase of fixed-income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

      9. Make short sales of securities.

      10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

      11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                             MANAGEMENT OF THE FUND


                                POSITION WITH         PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           COMPANY            DURING PAST FIVE YEARS
------------------------        -------------         ----------------------


Edward D. Beach (74)            Trustee          President and Director of BMC
                                                   Fund, Inc., a closed-end
                                                   investment company; formerly,
                                                   Vice Chairman of Broyhill
                                                   Furniture Industries, Inc.;
                                                   Certified Public Accountant;
                                                   Secretary and Treasurer of
                                                   Broyhill Family Foundation,
                                                   Inc.; Member of the Board of
                                                   Trustees of Mars Hill College
                                                   and Director or Trustee of 44
                                                   funds within the Prudential
                                                   Mutual Funds.


Delayne Dedrick Gold (60)       Trustee          Marketing and Management
                                                   Consultant and Director or
                                                   Trustee of 44 funds within
                                                   the Prudential Mutual Funds.


*Robert F. Gunia (52)           Vice President   Vice President (since September
                                and Trustee        1997) of The Prudential
                                                   Insurance Company of America
                                                   (Prudential); Executive Vice
                                                   President and Treasurer
                                                   (since December 1996) of
                                                   Prudential Investments Fund
                                                   Management LLC (PIFM); Senior
                                                   Vice President (since March
                                                   1987) of Prudential
                                                   Securities Incorporated
                                                   (Prudential Securities);
                                                   formerly Chief Administrative
                                                   Officer (July 1990-September
                                                   1996), Director (January
                                                   1989-September 1996) and
                                                   Executive Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer (June 1987-September
                                                   1996) of Prudential Mutual
                                                   Fund Management, Inc.; Vice
                                                   President and Director of The
                                                   Asia Pacific Fund, Inc.
                                                   (since May 1989) and Director
                                                   or Trustee of 33 other funds
                                                   within the Prudential Mutual
                                                   Funds.


Douglas H. McCorkindale (59)    Trustee          Vice Chairman (since March
                                                   1984) and President (since
                                                   September 1997) of Gannett
                                                   Co. Inc. (publishing and
                                                   media); Director of Gannett
                                                   Co. Inc., Frontier
                                                   Corporation and Continental
                                                   Airlines, Inc. and Director
                                                   or Trustee of 33 other funds
                                                   within the Prudential Mutual
                                                   Funds.


Thomas T. Mooney (57)           Trustee          President of the Greater
                                                   Rochester Metro Chamber of
                                                   Commerce; former Rochester
                                                   City Manager; Trustee of
                                                   Center for Governmental
                                                   Research, Inc.; Director of
                                                   Blue Cross of Rochester, The
                                                   Business Council of New York
                                                   State, Monroe County Water
                                                   Authority, Rochester Jobs,
                                                   Inc., Monroe County
                                                   Industrial Development
                                                   Corporation, Northeast
                                                   Midwest Institute; President,
                                                   Director and Treasurer of
                                                   First Financial Funds, Inc.
                                                   and The High Yield Plus Fund,
                                                   Inc. and Director or Trustee
                                                   of 33 other funds within the
                                                   Prudential Mutual Funds.



Stephen P. Munn (56)            Trustee          Chairman (since January
                                                   1994), Director and President
                                                   (since 1988) and Chief
                                                   Executive Officer
                                                   (1988-December 1993) of
                                                   Carlisle Companies
                                                   Incorporated (manufacturer of
                                                   industrial products) and
                                                   Director or Trustee of 18
                                                   funds within the Prudential
                                                   Mutual Funds.

                                POSITION WITH         PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           COMPANY            DURING PAST FIVE YEARS
------------------------        -------------         ----------------------


 Richard A. Redeker (55)        Trustee          Formerly President, Chief
                                                   Executive Officer and
                                                   Director (October
                                                   1993-September 1996),
                                                   Prudential Mutual Fund
                                                   Management, Inc., Executive
                                                   Vice President, Director and
                                                   Member of the Operating
                                                   Committee (October
                                                   1993-September 1996),
                                                   Prudential Securities;
                                                   Director (October
                                                   1993-September 1996) of
                                                   Prudential Securities Group,
                                                   Inc., Executive Vice
                                                   President, The Prudential
                                                   Investment Corporation (PIC)
                                                   (January 1994-September
                                                   1996), Director (January
                                                   1994-September 1996) of
                                                   Prudential Mutual Fund
                                                   Distributors, Inc. and
                                                   Prudential Mutual Fund
                                                   Services, Inc.; and Senior
                                                   Executive Vice President and
                                                   Director of Kemper Financial
                                                   Services, Inc. (September
                                                   1978-September 1993) and
                                                   Director or Trustee of 30
                                                   funds within the Prudential
                                                   Mutual Funds.



Robin B. Smith (59)             Trustee          Chairman and Chief Executive
                                                   Officer (since August 1996)
                                                   of Publishers Clearing House;
                                                   formerly President and Chief
                                                   Executive Officer (January
                                                   1988-August 1996) and
                                                   President and Chief Operating
                                                   Officer (September
                                                   1981-December 1988) of
                                                   Publishers Clearing House;
                                                   Director of BellSouth
                                                   Corporation, Texaco Inc.,
                                                   Spring Industries Inc. and
                                                   Kmart Corporation and
                                                   Director or Trustee of 32
                                                   funds within the Prudential
                                                   Mutual Funds.



*John R. Strangfeld, Jr. (45)   President and    Chief Executive Officer,
                                Trustee            Chairman, President and
                                                   Director (since January
                                                   1990), of The Prudential
                                                   Investment Corporation,
                                                   Executive Vice President
                                                   (since February 1998),
                                                   Prudential Global Asset
                                                   Management Group of
                                                   Prudential, and Chairman
                                                   (since August 1989), Pricoa
                                                   Capital Group; formerly
                                                   various positions to Chief
                                                   Executive Officer (November
                                                   1994-December 1998), Private
                                                   Asset Management Group of
                                                   Prudential and Senior Vice
                                                   President (January
                                                   1986-August 1989), Prudential
                                                   Capital Group, a unit of
                                                   Prudential; and President and
                                                   Director or Trustee of 44
                                                   funds within the Prudential
                                                   Mutual Funds.



Louis A Weil, III (58)             Trustee       Chairman (since January
                                                   1999), President and Chief
                                                   Executive Officer (since
                                                   January 1996) and Director
                                                   (since September 1991) of
                                                   Central Newspapers, Inc.;
                                                   Chairman of the Board (since
                                                   January 1996), Publisher and
                                                   Chief Executive Officer
                                                   (August 1991-December 1995)
                                                   of Phoenix Newspapers, Inc.;
                                                   formerly Publisher (May
                                                   1989-March 1991) of Time
                                                   Magazine; President,
                                                   Publisher & CEO (February
                                                   1986-August 1989) of The
                                                   Detroit News and member of
                                                   the Advisory Board, Chase
                                                   Manhattan Bank-Westchester
                                                   and Director or Trustee of 30
                                                   funds within the Prudential
                                                   Mutual Funds.



Clay T. Whitehead (60)          Trustee          President (since May 1983)
                                                   of National Exchange Inc.
                                                   (new business development
                                                   firm) and Director or Trustee
                                                   of 18 funds within the
                                                   Prudential Mutual Funds.

                                POSITION WITH         PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           COMPANY            DURING PAST FIVE YEARS
------------------------        -------------         ----------------------

Grace C. Torres (39)            Treasurer and    First Vice President (since
                                Principal          December 1996) of PIFM; First
                                Financial and      Vice President (since March
                                Accounting         1993) of Prudential
                                Officer            Securities; formerly First
                                                   Vice President (March
                                                   1994-September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc. and Vice
                                                   President (July 1989-March
                                                   1994) of Bankers Trust
                                                   Corporation.


Stephen M. Ungerman (45)        Assistant        Tax Director (since March 1996)
                                Treasurer          of Prudential Investments and
                                                   The Private Asset Group of
                                                   The Prudential Insurance
                                                   Company of America
                                                   (Prudential); formerly First
                                                   Vice President (February
                                                   1993-September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.


Marguerite E.H. Morrison (43)   Secretary        Vice President (since December
                                                   1996) of PIFM; Vice President
                                                   and Associate General Counsel
                                                   (since September 1987) of
                                                   Prudential Securities;
                                                   formerly Vice President and
                                                   Associate General Counsel
                                                   (June 1991-September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.

----------
(1) Unless otherwise stated, the address of the Trustees and Officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, PIFM or Prudential Securities.


      The Company has Trustees who, in addition to overseeing the actions of the Funds' Manager, Subadviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Funds.



      The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.



      Pursuant to the terms of each Management Agreement with the Funds, the Manager pays all compensation of officers and employees of the Funds as well as the fees and expenses of all Trustees of the Funds who are affiliated persons of the Manager. The Company currently pays each of its Trustees who is not an affiliated person of The Manager or the investment adviser annual compensation of $4,000 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on whose boards the Trustee may be asked to serve.


      Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of such Trustees' fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to Commission exemptive order, at the daily rate of return of the Company. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.


      The interested Trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 1998 and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the year ended December 31, 1998.

                               COMPENSATION TABLE



                                                                  TOTAL 1998
                                                                COMPENSATION
                                                                FROM COMPANY
                                          AGGREGATE               AND FUND
                                        COMPENSATION            COMPLEX PAID
NAME AND POSITION                       FROM COMPANY             TO TRUSTEES
-----------------                       ------------             -----------
Edward D. Beach--Trustee                   $3,750             $135,000(44/71)*
Delayne D. Gold--Trustee                   $3,750              135,000(44/71)*
Robert F. Gunia--Trustee+                      --                None
Douglas H. McCorkindale--Trustee++         $3,750               70,000(20/35)*
Thomas T. Mooney--Trustee++                $3,750              115,000(31/64)*
Stephen P. Munn--Trustee                   $3,750               45,000(15/21)*
Richard A. Redeker--Trustee+                   --                None
Robin B. Smith--Trustee++                  $3,750               90,000(27/34)*
John R. Strangfeld, Jr.--Trustee+              --                   --
Louis A. Weil, III--Trustee                $3,750               90,000(26/50)*
Clay T. Whitehead--Trustee                 $3,750               45,000(15/21)*


----------

* Indicates number of Funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.



+ Interested Trustees do not receive compensation from the Company or any fund in the Fund Complex. Mr. Redeker is no longer an interested Trustee.



++ Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



      Trustees of the Company are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of July 23, 1999, the Trustees and officers of the Company, as a group, owned less than 1% of the outstanding share of any Fund.



      As of July 23, 1999, beneficial owners, directly or indirectly, of more than 5% of any class of shares of a Fund were:



                                                                NUMBER OF SHARES
NAME                            ADDRESS           CLASS            % OF CLASS
----                            -------           -----            ----------



     As of July 23, 1999, Prudential Securities was the record holder for the beneficial owners of 817,501 shares of Prudential Bond Market Index Fund (approximately 20% of outstanding shares of such Fund); 292,217 shares of Prudential Europe Index Fund (approximately 16% of outstanding shares of such
Fund); 140,038 shares of Prudential Pacific Index Fund (approximately 5% of outstanding shares of such Fund); 981,831 shares of Prudential Small-Cap Index Fund (approximately 32% of outstanding shares of such Fund), 3,726,080 Class Z shares of Prudential Stock Index Fund (approximately 20% of outstanding shares of such Class) and 140,038 Class I shares of Prudential Stock Index Fund (approximately .4% of outstanding shares of such Class). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES



      (A) MANAGER AND INVESTMENT ADVISER. The manager of each Fund is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC) (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. As of April 30, 1999, PIFM managed and/or administered open-end and closed-end management
investment companies with assets of approximately      billion. According to the
Investment Company Institute, as of December 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.


      PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


      Pursuant to two Management Agreements with the Company (each a Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's business affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.


      For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .25 of 1% of Prudential Bond Market Index Fund's average daily net assets, .40 of 1% of Prudential Europe Index Fund's average daily net assets, .40 of 1% of Prudential Pacific Index Fund's average daily net assets, .30 of 1% of Prudential Small-Cap Index Fund's average daily net assets and .30 of 1% of Prudential Stock Index Fund's average daily net assets. The fee is computed daily and payable monthly. Each Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Funds' expenses.

      In connection with its management of the business affairs of the Company, the Manager bears the following expenses:


      (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadviser;



      (b) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and



      (c) the costs and expenses or fees payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), pursuant to two subadvisory agreements between the Manager and the Subadviser (collectively, the Subadvisory Agreements).



      Under the terms of the Management Agreements, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager,
(ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadviser, (iii) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.


      The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.



      Prudential Institutional Fund Management, Inc., the manager of Prudential Stock Index Fund until October 30, 1996, received for the period from September 30, 1996 through October 30, 1996, and for the fiscal year ended September 30, 1996, the following management fees from the Fund, expressed both as a dollar amount and as a percentage of the Fund's average daily net assets: $64,568 (.40%), $570,160 (.40%), respectively. For the period from October 30, 1996 through September 30, 1997, PIFM received the following management fee, expressed as both a dollar amount and as an annualized percentage of the Fund's average daily net assets: $921,557 (.30%). During this period the Manager subsidized certain expenses of the Fund.


      For the fiscal period ended September 30, 1997, PIFM received management fees of $1,630 from Prudential Pacific Index Fund.

      For the fiscal period ended September 30, 1998, PIFM received management fees of $83,862 from Prudential Bond Market Index Fund, $70,719 from Prudential Europe Index Fund, $79,309 from Prudential Pacific Index Fund, $67,841 from Prudential Small-Cap Index Fund, and $2,457,979 from Prudential Stock Index Fund.


      The Manager has entered into two Subadvisory Agreements with the Subadviser. The Subadvisory Agreements provide that the Subadviser furnish investment advisory services in connection with the management of the Funds. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its services. In connection therewith, the Subadviser subject to the supervision of PIFM is obligated to keep certain books and records of the Funds. The Subadviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. PIFM continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreements and supervises the Subadviser's performance of such services.



      Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. Each Subadvisory Agreement may be terminated by the Company, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.



      (B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class Z shares of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, and the Class Z and Class I shares of Prudential Stock

Index Fund. Effective October   , 1999, PIMS also acts as the distributor of the
Class A, Class B and Class C shares of Prudential Stock Index Fund. PIMS is a subsidiary of Prudential.



      The Distributor of the Funds incurs the expenses of distributing the Class Z and Class I shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Funds.



      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by Prudential Stock Index Fund under Rule 12b-1 under the Investment Company Act, the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares.



      The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Prudential Stock Index Fund shares, including lease, utility, communications and sales promotion expenses.



      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Prudential Stock Index Fund's shares and the maintenance of related shareholder accounts.



      CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan of .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 2000.



      CLASS B PLAN AND CLASS C PLANS. Under the Class B and Class C Plans, Prudential Stock Index Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25% of 1% of the average daily net assets of each of Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.



      Distribution expenses attributable to the sale of Class A, Class B or Class C shares of Prudential Stock Index Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan.

The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.



      Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Prudential Stock Index Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.



      Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.



      In addition to distribution and service fees paid by Prudential Stock Index Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.



FEE WAIVERS/SUBSIDIES



      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.



NASD MAXIMUM SALES CHARGE RULE



      Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.



      (C) OTHER SERVICE PROVIDERS. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.



      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Company. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of each Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES



      The Manager is responsible for decisions to buy and sell securities and options on securities and futures for a Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



      In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of a Fund's order.



      In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.



      When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.



      The Manager maintains an internal allocation procedure to identity those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.



      When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.



      The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



      Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Funds. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Company, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Company at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Funds during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.



      During the years ended September 30, 1998, 1997 and 1996, the Company paid no brokerage commissions to Prudential Securities.



      Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at March 31, 1999. As of March 31, 1999, the
Funds held securities of              in the aggregate amount of               .



                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION



      The Company is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into five series. Each Fund offers one class of shares, except Prudential Stock Index Fund, which offers five classes, designated Class A, Class B, Class C, Class I and Class Z shares. Each class of shares represents an interest in the same assets of Prudential Stock Index Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, (5) Class A, Class I and Class Z shares are offered exclusively for sale to a limited group of investors and (6) Class I shares are subject to nominal transfer agency fees and are held in a single omnibus account. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.



      Shares of the Company, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Company under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of each Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and Class I and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.



      The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.



      Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.



      The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.



                 PURCHASE REDEMPTION AND PRICING OF FUND SHARES



      Shares of Prudential Stock Index Fund may be purchased at a price equal to the next determined net asset value (NAV) plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class A, Class I and Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.



PURCHASE BY WIRE



      For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1825 (toll-free). The following information will be requested: your name, address, tax identification number, class election (Prudential Stock Index Fund only), dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Index Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and, if an investment in Prudential Stock Index Fund, the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).



      If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York Time) on a business day, you may purchase shares of a Fund as of that day.



      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Index Series Fund, Class A, Class B, Class C or Class Z shares (Prudential Stock Index Fund only) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

      Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Company and the Distributor, Class Z, Class A*, Class B* and Class I shares are sold at NAV and Class C* shares are sold with a 1% sales charge. Using the NAV of each Fund at March 31, 1999, the maximum offering price of each Fund's shares is as follows:



                                        PRUDENTIAL    PRUDENTIAL                          PRUDENTIAL
                                        BOND MARKET     EUROPE      PRUDENTIAL PACIFIC     SMALL-CAP     PRUDENTIAL STOCK
                                        INDEX FUND    INDEX FUND        INDEX FUND        INDEX FUND         INDEX FUND
                                        ----------    ----------        ----------        ----------         ----------
CLASS Z

Net asset value, redemption price
 and offering price per Class Z share     $10.31       $12.05            $ 8.70              $ 8.46            $28.91
                                          ======       ======            ======              ======            ======
CLASS I

Net asset value, redemption price
 and offering price per Class I share         N/A           N/A              N/A                N/A            $28.92
                                                                                                               ======



----------
* Class B and Class C shares of Prudential Stock Index Fund are subject to a contingent deferred sales charge on certain redemptions. Class A, B and C shares of Prudential Stock Index Fund were not available on March 31, 1999.



      SELECTING A PURCHASE ALTERNATIVE (PRUDENTIAL STOCK INDEX FUND ONLY)



      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to Prudential Stock Index Fund:



      If you qualify for Class I shares, it is more advantageous to purchase them than any other class of shares. If you qualify to purchase Class Z shares, it is more advantageous to purchase them than Class A, Class B or Class C shares. If you qualify for Class A shares, it is more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment.



CLASS A SHARES



      BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares at NAV, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



      OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:



      o     officers of the Prudential Mutual Funds (including the Company),



      o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,



      o employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,



      o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,



      o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

      o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% of less) and (3) the financial adviser served as the client's broker on the previous purchase,



      o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,



      o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and



      o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").



      Class A shares also may be purchased at NAV by members of the Board of Directors of Prudential.



      Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in Prudential Stock Index Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



      For an investor to purchase Class A shares at NAV, at the time of the sale either the Transfer Agent must be notified directly by the Investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies. The sale will be effected subject to confirmation of your entitlement.



CLASS B SHARES



      The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.



      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of Prudential Stock Index Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.



CLASS C SHARES



      The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.



WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES



      BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

      INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.



CLASS Z SHARES



      BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares of Prudential Stock Index Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



      MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and Prudential Stock Index Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



      o Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services.



      o Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



      OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:



      o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



      o current and former Director/Trustees of the Prudential mutual funds (including the Company)



      o     Prudential with an investment of $10 million or more



      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.



SALE OF SHARES



      You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

      If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.



      If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.



      SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.



      REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets in cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



      [INVOLUNTARY REDEMPTION. In order to reduce expenses of the Company, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.]



      90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of Prudential Stock Index Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.



      CONTINGENT DEFERRED SALES CHARGE



      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% of CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.



      The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:



                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
      YEAR SINCE PURCHASE                              OF DOLLARS INVESTED OR
      PAYMENT MADE                                       REDEMPTION PROCEEDS
      ------------                                       -------------------
      First .........................................            5.0%
      Second.........................................            4.0%
      Third..........................................            3.0%
      Fourth.........................................            2.0%
      Fifth..........................................            1.0%
      Sixth..........................................            1.0%
      Seventh........................................            None



      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.



      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.



      For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.



      WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



      The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



      Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.



      SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.



      In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Company.



      You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.



CATEGORY OF WAIVER                     REQUIRED DOCUMENTATION
------------------                     ----------------------



Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.



Disability--An individual will be      A copy of the Social Security
considered disabled if he or she is    Administration award letter or a letter
unable to engage in any substantial    from a physician on the physician's
gainful activity by reason of any      letterhead stating that the shareholder
medically determinable physical or     (or, in the case of a trust, the grantor)
mental impairment which can be         is permanently disabled. The letter must
expected to result in death or to be   also indicate the date of disability.
of long-continued and indefinite
duration.



Distribution from an IRA or 403(b)     A copy of the distribution form from the
Custodial Account                      custodial firm indicating (i) the date of
                                       birth of the shareholder and (ii) that
                                       the shareholder is over age 59 and is
                                       taking a normal distribution--signed by
                                       the shareholder.



Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the
                                       reason for the distribution.



Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.



      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.



WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES



      BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES



      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.



      Since Prudential Stock Index Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.



      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for at total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.



      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.



      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class I and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of Prudential Stock Index Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent.


EXCHANGE PRIVILEGE

      The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.



      If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.



      If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.



      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.



      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds, if the investor is eligible to purchase Class Z shares of other Prudential Mutual Funds or, if not eligible, the investor may exchange Class Z shares for Class A shares of other Prudential Mutual Funds.



      CLASS I. Class I shares of Prudential Stock Index Fund may be exchanged for Class Z shares of other Prudential Mutual Funds.



      CLASS A. Shareholders of Prudential Stock Index Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

      The following money market funds participate in the Class A exchange privilege:



         Prudential California Municipal Fund
            (California Money Market Series)



         Prudential Government Securities Trust
            (Money Market Series)
            (U.S. Treasury Money Market Series)



         Prudential Municipal Series Fund
            (Connecticut Money Market Series)
            (Massachusetts Money Market Series)
            (New Jersey Money Market Series)
            (New York Money Market Series)



         Prudential MoneyMart Assets, Inc. (Class A shares)
         Prudential Tax-Free Money Fund, Inc.



      CLASS B AND CLASS C. Shareholders of Prudential Stock Index Fund may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



      Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.



      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.



      SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares or Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares on a quarterly basis, unless the shareholder elects otherwise.



      Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC including the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.



      Participants in any fee-based program for which Prudential Stock Index Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



      Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Company's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Funds, or the Distributor has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


      PERIOD OF MONTHLY INVESTMENTS:   $100,000   $150,000   $200,000   $250,000
      ------------------------------   --------   --------   --------   --------
      25 Years.......................   $  105      $ 158      $ 210      $  263
      20 Years.......................      170        255        340         424
      15 Years.......................      289        433        578         722
      10 Years.......................      547        820      1,093       1,366
       5 Years.......................    1,361      2,041      2,721       3,402


----------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

      See "Automatic Investment Plan."


AUTOMATIC INVESTMENT PLAN (AIP)


      Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN


      A systematic withdrawal plan is available to shareholders through the Distributor, your broker or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.



      In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."



      The Distributor, Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the CDSC applicable to the redemption of Class B and Class C shares of Prudential Stock index Fund. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

      Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

      CONTRIBUTIONS                                 PERSONAL
      MADE OVER:                                     SAVINGS      IRA
      ----------                                     -------      ---
      10 years..................................   $ 26,165   $ 31,291
      15 years..................................     44,676     58,649
      20 years..................................     68,109     98,846
      25 years..................................     97,780    157,909
      30 years..................................    135,346    244,692

----------
(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


      From time to time, the Company (or a Fund of the Company) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


      The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE



      Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. NAV is calculated separately for each class of Prudential Stock Index Fund. Each Fund will compute its NAV at 4:15 P.M., New York Time, one each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of each Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



      Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Trustees.



      Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation of methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysis, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.



      Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.



      Trading in securities on European and Pacific securities exchanges and OTC markets is normally completed well before the close of business on each business day in New York (I.E., a day on which the NYSE is open for trading). In addition, European or Pacific securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Subadviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.



      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.



      Although the legal rights of each class of shares of Prudential Stock Index Fund are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class I and Class Z shares will generally be higher than the NAV of

Class A, Class B or Class C shares as a result of the fact that Class I and Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS



      Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.



      Qualification of a Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income, without reduction for losses from the sale or other disposition of securities or foreign currencies, from payments with respect to securities loans, Interest, dividends and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of Investing in such securities or currencies; (b) the Fund diversify Its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.



      Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.



      Special rules will apply to most options on stock indexes, futures contracts and options thereon, and foreign currency forward contracts in which a Fund may invest. These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60 percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



      Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund



      Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.



      Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the relevant Fund on the reinvestment date.



      Each Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.



      Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.



      Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.



      A shareholder who acquires shares and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.



      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences of an investment in a Fund.



      A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Dividends and distributions also may be subject to state and local taxes.


                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN


      A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.


      A Fund's "average annual total return" is computed according to a formula prescribed by the SEC, expressed as follows:

                                 P(1+T)^n = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period.

      Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


      The average annual total return for the Class Z shares of Prudential Stock Index Fund for the one year and five years ended March 31, 1999 and from commencement of operations (November 5, 1992) through March 31, 1999 was 18.23%, 25.65% and 21.26%, respectively. The average annual total return for Class I shares of Prudential Stock Index Fund from the commencement of operations (August 1, 1997) through March 31, 1999 and the year ended March 31, 1999 was 21.54% and 18.24%, respectively. The average annual total return for the Class Z shares of Prudential Pacific Index Fund from commencement of operations (September 24, 1997) through March 31, 1999 and for the one year ended March 31, 1999 was 7.48% and 9.87%, respectively. The average annual total return from the commencement of operations (October 1, 1997) through March 31, 1999 for Prudential Bond Market Index Fund, Prudential Europe Index Fund and Prudential Small-Cap Index Fund was 7.03%, 15.54% and (9.70%), respectively, and for the year ended March 31, 1999 was 6.35%, 4.95% and (18.55%), respectively.


AGGREGATE TOTAL RETURN


      A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for each class.


      A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where: P = a hypothetical initial payment of $1,000.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

      The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.


      A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the one year ended March 31, 1999 and the period from commencement of operations (September 24, 1997) through March 31, 1999 for Class Z shares of Prudential Pacific Index Fund was 9.87% and (11.11%), respectively. The aggregate total returns for the one year, five years and since inception periods ended March 31, 1999 for Prudential Stock Index Fund's Class Z shares were 18.25%, 213.14% and 243.24%, respectively. The aggregate total return for Class I shares of Prudential Stock Index Fund for the one year ended March 31, 1999 and the period from commencement of operations (August 1, 1997) through March 31, 1999 was 18.24%, and 38.29%, respectively. The aggregate total return since inception (October 1, 1997) through March 31, 1999 for Prudential Bond Market Index Fund, Prudential Europe Index Fund and Prudential Small-Cap Index Fund was 10.69%, 24.11% and (12.91%), respectively, and for the one year period ended March 31, 1999 was (6.35%), 4.95% and (18.58%), respectively.


      From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                          EDGAR REPRESENTATION OF CHART

                           PERFORMANCE COMPARISON OF
                         DIFFERENT TYPES OF INVESTMENTS
                               OVER THE LONG TERM
                             (12/31/25 - 12/31/98)

                        Common Stocks            11.2%
                        Long-Term Govt. Bonds     5.3%
                        Inflation                 3.1%



----------
(1) Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description                                                  (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--94.4%
------------------------------------------------------------------------------------------------------------------------------
Domestic Corporate Bonds--16.6%
Finance--6.2%
Bankamerica Corp.                                              Aa3               7.20%         4/15/06   $    330     $   359,578
Chase Manhattan Corp.                                          A1                7.125         3/01/05        250         265,958
Chemical Bank                                                  Aa3               7.00          6/01/05        180         191,232
Citicorp                                                       A1                7.625         5/01/05        300         330,201
Donaldson, Lufkin & Jenrette, Inc.                             A3                6.50          6/01/08        350         348,477
First Union Corp.                                              A2                6.40          4/01/08        200         210,720
Goldman Sachs Group                                            A1                6.625        12/01/04        360         374,400
Merrill Lynch and Co., Inc.                                    Aa3               6.50          4/01/01         60          61,556
Spieker Properties LP                                          Baa2              6.65         12/15/00        325         328,705
                                                                                                                      -----------
                                                                                                                        2,470,827
------------------------------------------------------------------------------------------------------------------------------
Industrials--7.1%
Cox Communications, Inc.                                       Baa2              6.80          8/01/28        115         119,992
Ford Motor Co.                                                 A1                9.98          2/15/47        220         317,814
General Motors Corp.                                           A2                7.70          4/15/16        500         561,050
Lockheed Martin Corp.                                          A3                7.70          6/15/08        210         239,014
News America Holdings, Inc.                                    Baa3              9.25          2/01/13        200         245,004
Northrop Grumman Corp.                                         Baa3              8.625        10/15/04        200         227,022
Penney (J.C.) & Co.                                            A2                9.05          3/01/01        250         271,460
Rockwell International Corp.                                   Aa3               6.625         6/01/05        450         480,240
TCI Communications, Inc.                                       Baa3              8.75          8/01/15        100         124,928
Time Warner, Inc.                                              Baa3              9.125         1/15/13        200         251,138
                                                                                                                      -----------
                                                                                                                        2,837,662
------------------------------------------------------------------------------------------------------------------------------
Utilities--3.3%
Carolina Power & Light Co.                                     A2                6.80          8/15/07         70          77,300
GTE Corp.                                                      Baa1              6.36          4/15/06        350         372,785
Pacificorp                                                     A2                6.375         5/15/08        300         313,449
Worldcom, Inc.                                                 Baa2              6.40          8/15/05        500         527,610
                                                                                                                      -----------
                                                                                                                        1,291,144
                                                                                                                      -----------
Total domestic corporate bonds (cost $6,345,726)                                                                        6,599,633
------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities--2.1%
Credit Card Receivables Trust, Series 1998-1                   Aaa               6.478        12/22/04        291         295,752
World Financial Network Credit Card Master Trust, Series
   1996 B, Class A                                             Aaa               6.95          4/15/06        500         532,500
                                                                                                                      -----------
Total asset backed securities (cost $804,199)                                                                             828,252

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description                                                  (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations--2.3%
American Housing Trust, Series VI, Class 1-I                   Aaa               9.15%         5/25/20   $    166     $   178,992
Lb Commercial Conduit Mortgage Trust, Series 1998 C1,
   Class A3                                                    Aaa               6.48          1/18/08        300         318,375
Shurgard Securities Trust, Series 1, Class 1                   AA(b)             8.24          6/15/01        380         407,669
                                                                                                                      -----------
Total collateralized mortgage obligations (cost $883,553)                                                                 905,036
------------------------------------------------------------------------------------------------------------------------------
Mortgage Backed Securities--27.2%
Federal Home Loan Mortgage Corp.                                                 6.50         11/01/27        247         251,331
Federal Home Loan Mortgage Corp.                                                 6.50         12/01/27        587         598,100
Federal Home Loan Mortgage Corp.                                                 6.50         12/01/27         97          99,224
Federal Home Loan Mortgage Corp.(a)                                              7.00         11/12/28      1,000       1,026,560
Federal Home Loan Mortgage Corp.(a)                                              8.00         11/12/28      1,000       1,035,620
Federal National Mortgage Assoc.                                                 9.50          7/01/25        324         347,749
Federal National Mortgage Assoc.(a)                                              6.50         10/14/28      1,000       1,016,870
Federal National Mortgage Assoc.(a)                                              6.50         10/19/28        500         510,465
Federal National Mortgage Assoc.(a)                                              7.50         10/19/28      1,000       1,029,680
Federal National Mortgage Assoc.(a)                                              7.50         11/12/28      2,500       2,578,900
Government National Mortgage Assoc.                                              8.49          1/15/19        260         283,287
Government National Mortgage Assoc.(a)                                           6.50         11/18/28      1,000       1,022,180
Government National Mortgage Assoc.(a)                                           7.50         11/18/28      1,000       1,036,560
                                                                                                                      -----------
Total mortgage backed securities (cost $10,785,171)                                                                    10,836,526
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--4.1%
Federal National Mortgage Assoc.                                                 7.40          7/01/04        600         675,564
Federal National Mortgage Assoc.                                                 6.72          8/01/05        200         221,374
Small Business Administration                                                    6.55         12/01/17        683         731,158
                                                                                                                      -----------
Total U.S. government agency obligations (cost
   $1,538,870)                                                                                                          1,628,096
------------------------------------------------------------------------------------------------------------------------------
U. S. Government Obligations(c)--39.1%
United States Treasury Bond                                                     11.875        11/15/03        450         601,592
United States Treasury Bond                                                     12.00          8/15/13        500         782,110
United States Treasury Bond                                                      7.50         11/15/16        750         954,727
United States Treasury Bond                                                      8.125         8/15/19        400         547,936
United States Treasury Bond                                                      7.875         2/15/21      1,060       1,430,332
United States Treasury Bond                                                      8.125         8/15/21        100         138,672
United States Treasury Bond                                                      7.125         2/15/23        400         504,936
United States Treasury Bond                                                      6.375         8/15/27        120         141,713
United States Treasury Bond                                                      6.125        11/15/27      1,015       1,170,102
United States Treasury Note                                                      5.375         1/31/00        445         449,726
United States Treasury Note                                                      7.75          1/31/00      2,000       2,081,880

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description                                                  (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
U. S. Government Obligations(c) (cont'd.)
United States Treasury Note                                                     6.00%          8/15/00    $ 1,400     $ 1,439,816
United States Treasury Note                                                     6.25           8/31/00        750         775,432
United States Treasury Note                                                     5.75          11/15/00        200         205,468
United States Treasury Note                                                     6.25           1/31/02      2,300       2,431,882
United States Treasury Note                                                     5.75          10/31/02        200         210,218
United States Treasury Note                                                     5.50           1/31/03        625         653,025
United States Treasury Note                                                     6.50           8/15/05        450         505,827
United States Treasury Note                                                     5.625          5/15/08        500         546,875
                                                                                                                      -----------
Total U. S. government obligations (cost $14,647,865)                                                                  15,572,269
------------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Bonds--1.6%
Hanson PLC (United Kingdom)                                    A3               7.375          1/15/03        300         322,461
Tyco International Group (Luxembourg)                          Baa1             6.375          6/15/05        300         316,218
                                                                                                                      -----------
Total foreign corporate bonds (cost $609,699)                                                                             638,679
                                                                                                                      -----------
------------------------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--1.4%
Quebec Hydro (Canada)
   (cost $525,213)                                             A2               7.50           4/10/06                    559,140
                                                                                                                      -----------
Total long-term investments (cost $36,140,296)                                                                         37,567,631
                                                                                                                      -----------
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--29.0%
Repurchase Agreement--28.0%
Joint Repurchase Agreement Account (Note 5)                    NR               5.522         10/01/98     11,152      11,152,000
U.S. Government Obligations--1.0%
United States Treasury Note                                                     6.00           8/15/99        375         379,279
                                                                                                                      -----------
Total short-term investments (cost $11,527,795)                                                                        11,531,279
                                                                                                                      -----------
Total Investments--123.4%
(cost $47,668,091; Note 4)                                                                                             49,098,910
Liabilities in excess of other assets--(23.4)%                                                                         (9,309,302)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $39,789,608
                                                                                                                      -----------
                                                                                                                      -----------

---------------
LP--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
PLC--Public Limited Company (British Corporation).
(a) Mortgage dollar roll, see Note 1.
(b) Standard & Poor's Rating.
(c) Pledged as collateral for dollar rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

                                              PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities           PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                       September 30, 1998
                                                                                                             ------------------
Investments excluding repurchase agreement, at value (cost $36,516,091)................................         $ 37,946,910
Repurchase Agreement, at value (cost $11,152,000)......................................................         $ 11,152,000
Cash...................................................................................................                  170
Receivable for investments sold........................................................................            8,333,340
Interest receivable....................................................................................              428,254
Receivable for Fund shares sold........................................................................               80,589
Due from Manager.......................................................................................               26,951
Prepaid expenses.......................................................................................                  387
                                                                                                             ------------------
   Total assets........................................................................................           57,968,601
                                                                                                             ------------------
Liabilities
Dollar roll payable....................................................................................            9,262,878
Payable for investments purchased......................................................................            8,838,417
Accrued expenses and other liabilities.................................................................               53,609
Payable for Fund shares reacquired.....................................................................               24,089
                                                                                                             ------------------
   Total liabilities...................................................................................           18,178,993
                                                                                                             ------------------
Net Assets.............................................................................................         $ 39,789,608
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      3,646
   Paid-in capital in excess of par....................................................................           36,690,630
                                                                                                             ------------------
                                                                                                                  36,694,276
Undistributed net investment income....................................................................            1,462,703
Accumulated net realized gain on investments...........................................................              201,810
Net unrealized appreciation on investments.............................................................            1,430,819
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................         $ 39,789,608
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value per share
      ($39,789,608 / 3,646,071 shares of beneficial interest issued and outstanding)...................                  $10.91
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Operations
------------------------------------------------------------

                                            October 1, 1997(a)
                                                 Through
Net Investment Income                       September 30, 1998
Income
  Interest...............................       $2,038,989
                                            ------------------
Expenses
  Management fee.........................           83,862
  Custodian's fees and expenses..........           82,000
  Registration fees......................           72,000
  Reports to shareholders................           20,000
  Legal fees.............................           20,000
  Audit fee..............................           18,000
  Trustees' fees.........................            6,400
  Transfer agent's fees and expenses.....            2,000
  Miscellaneous..........................              804
                                            ------------------
     Total operating expenses............          305,066
  Less: Expense subsidy (Note 2).........         (170,875)
                                            ------------------
     Net expenses........................          134,191
                                            ------------------
Net investment income....................        1,904,798
                                            ------------------
Realized and Unrealized Gain on
Investments
Net realized gain on investment
  transactions...........................          220,276
Net change in unrealized appreciation
  investments............................        1,430,819
                                            ------------------
Net gain on investments..................        1,651,095
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................       $3,555,893
                                            ------------------
                                            ------------------

---------------
  (a) Commencement of investment operations.

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                             October 1, 1997(a)
Increase in                                       Through
Net Assets                                   September 30, 1998
Operations
  Net investment income....................     $  1,904,798
  Net realized gain on investment
     transactions..........................          220,276
  Net change in unrealized appreciation on
     investments...........................        1,430,819
                                             ------------------
  Net increase in net assets resulting from
     operations............................        3,555,893
                                             ------------------
Dividends and distributions (Note 1)
  Dividends from net investment income.....         (461,718)
                                             ------------------
  Distributions from net realized gains....          (18,466)
                                             ------------------
Fund share transactions
  Net proceeds from shares sold............       38,076,778
  Net asset value of shares issued in
     reinvestment of distributions.........          469,351
  Cost of shares reacquired................       (1,832,230)
                                             ------------------
  Net increase in net assets from Fund
     share transactions....................       36,713,899
                                             ------------------
Total increase.............................       39,789,608
Net Assets
Beginning of period........................                0
                                             ------------------
End of period(b)...........................     $ 39,789,608
                                             ------------------
                                             ------------------
---------------
  (a) Commencement of operations.
  (b) Includes undistributed net investment
      income of............................     $  1,462,703
                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

                                             PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds. Prudential Bond Market Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 3,000,020 shares of beneficial interest of the Fund were sold for $30,000,200 to the Prudential Insurance Company of America ('The Prudential').

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Bond Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Security Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there were no sales on the applicable option exchange, on such day at the average of the quoted bid and asked prices as of the close of such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of the quoted bid and asked prices as of the close of such exchange or board of trade. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology that, in the judgement of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discounts and amortizes premiums on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                      B-56

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Deferred Offering Expenses: Approximately $20,000 of expenses were incurred in connection with the organization of the Fund. These costs were deferred and amortized over a period of one year from the date the Fund commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease paid-in capital by $19,623 due to certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .25 of 1% of the Fund's average daily net assets.

The Company had a distribution agreement with Prudential Securities Incorporated ('PSI') which acted as the distributor of the Company through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the Company's distributor effective June 1, 1998 and is serving the Company under the same terms and conditions as under the arrangement with PSI. No distribution or service fees are paid to PIMS as distributor of the Fund.

PSI, PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

PIFM has agreed to subsidize the operating expenses of the Fund, so that total Fund operating expenses do not exceed .40% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be terminated at any time without notice. For the period ended September 30, 1998, PIFM subsidized $170,875 of the expenses of the Fund (0.51% of the average daily net assets annualized or $0.047 per share).

The Company, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the period ended September 30, 1998. The Fund pays a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expires on December 29, 1998.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period ended September 30, 1998, the Fund incurred fees of approximately $1,800 for the services of PMFS. As of September 30, 1998, approximately $300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1998, were $28,705,632 and $10,569,626, respectively, which includes purchases and sales of U.S. government obligations of $16,880,613 and $4,995,544, respectively.

The federal income tax basis of the Fund's investments at September 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $1,430,819 (gross unrealized appreciation-$1,435,414; gross unrealized depreciation-$4,595).
--------------------------------------------------------------------------------
                                      B-57

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
The average balance of dollar rolls outstanding during the period ended September 30, 1998 was approximately $7,441,249. The value of dollar rolls outstanding at September 30, 1998 was $9,256,835, which was 16% of total assets.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had a 1.51% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $11,152,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.

Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.

Goldman Sachs, & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.
------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of shares of Class Z beneficial interest at $.001 per value per share. Transactions in shares of beneficial interest were as follows:

Class Z                                              Shares
--------------------------------------------------  ---------
October 1, 1997(a) through
  September 30, 1998:
Shares sold.......................................  3,776,725
Shares issued in reinvestment of dividends and
  distributions...................................     46,470
Shares reacquired.................................   (177,124)
                                                    ---------
Net increase in shares outstanding................  3,646,071
At September 30, 1998, 3,091,847 shares were owned by The
Prudential.

---------------
  (a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                      B-58

                                              PRUDENTIAL INDEX SERIES FUND
Financial Highlights                          PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                                               October 1, 1997(c)
                                                                                                                    Through
                                                                                                                 September 30,
                                                                                                                      1998
                                                                                                               ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................................................................          $  10.00
                                                                                                                      ------
Income from investment operations
Net investment income(d)..................................................................................               .55
Net realized and unrealized gain on investment transactions...............................................               .52
                                                                                                                      ------
   Total from investment operations.......................................................................              1.07
                                                                                                                      ------
Less distributions
Dividends from net investment income......................................................................              (.15)
Distribution from net realized gains......................................................................              (.01)
                                                                                                                      ------
   Total dividends and distributions......................................................................              (.16)
                                                                                                                      ------
Net asset value, end of period............................................................................          $  10.91
                                                                                                                      ------
                                                                                                                      ------
TOTAL RETURN(a):..........................................................................................             10.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................................................................          $ 39,790
Average net assets (000)..................................................................................          $ 33,637
Ratios to average net assets:(d)
   Expenses...............................................................................................               .40%(b)
   Net investment income..................................................................................              5.68%(b)
   Portfolio turnover rate................................................................................                33%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of investment operations.
(d) Net of expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-59

                                             PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants            PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Bond Market Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Bond Market Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998
--------------------------------------------------------------------------------
                                       B-60

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.6%
COMMON STOCKS--96.9%
------------------------------------------------------------
Austria--0.5%
     100    Austrian Airlines                       $      3,104
     482    Bank Austria AG                               20,658
      50    Boehler-Uddeholm AG                            2,169
      25    EA-Generali AG                                 4,784
      80    Flughafen Wien AG                              3,262
     150    Oesterreichische
               Electrizitaetswirtschafts AG,
               Ser. A                                     23,834
     130    OMV AG                                        11,642
      65    Va Technologie AG                              5,892
      35    Wienerberger Baustoffindustrie AG              6,756
                                                    ------------
                                                          82,101
------------------------------------------------------------
Belgium--2.6%
      20    D'Ieteren SA                                   8,988
      44    Barco Industries N.V.                         10,333
       6    Bekaert N.V.                                   3,227
      68    Cimenteries CBR Cementbedrijven                5,235
      12    Colruyt N.V.                                   9,559
      30    Compaignie Maritime Belge SA                   1,757
     197    Delhaize-Le Lion SA                           14,879
     229    Electrabel SA                                 90,299
     330    Fortis AG NPV                                 81,328
     147    Fortis AG Strip VVPR                               9
     147    Fortis AG CVG                                  1,240
      20    Glaverbel SA                                   2,407
      86    Groupe Bruxelles Lambert SA                   14,313
   1,172    KBC Bankverzekerin                            75,777
      40    KBC Bankverzekerin                                 2
     100    PetroFina SA                                  36,677
     340    Solvay SA                                     22,673
     320    Tractebel                                     51,957
       6    Ucb SA                                        30,635
      78    Union Miniere SA                               3,040
                                                    ------------
                                                         464,335
Denmark--1.3%
      30    Bang & Olufsen Holding A/S              $      2,030
     129    Carlsberg A/S, Ser. A                          7,503
      94    Carlsberg A/S, Ser. B                          5,769
       5    D/S 1912, Ser. B                              32,651
       4    D/S Svendborg, Ser. B                         37,136
     235    Danisco A/S                                   15,901
     206    Den Danske Bank Group                         23,339
     170    FLS Industries A/S, Ser. B                     3,585
      60    International Service Systems A/S              3,163
     300    Novo Nordisk A/S, Ser. B                      36,113
     521    Tele Danmark A/S                              51,731
     212    Unidanmark A/S                                15,345
                                                    ------------
                                                         234,266
------------------------------------------------------------
Finland--1.5%
     180    Cultor Oyj, Ser. 1                             1,804
      40    Instrumentarium Group, Ser. A                  1,667
     500    Kemira Oyj                                     3,292
     350    Kesko Oyj                                      4,608
      50    Kone Corp., Ser. B                             5,011
   3,200    Merita plc, Ser. A                            16,350
     150    Metra Oyj, Ser. B                              2,918
   1,840    Nokia Oyj, Ser. A                            147,891
     700    Nokia Oyj, Ser. K                             55,506
     500    Outokumpu Oyj, Ser. A                          4,147
      80    Pohjola Insurance Group, Ser. A                3,144
     200    Sampo Insurance Co. Ltd., Ser. A               5,699
   1,050    UPM-Kymmene Oyj                               23,936
                                                    ------------
                                                         275,973
------------------------------------------------------------
France--12.5%
     140    Accor SA                                      29,350
     660    Alcatel Alsthom SA                            58,643
   1,410    Axa-UAP                                      129,055
     670    Banqe Paribas                                 36,101

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
France (cont'd.)
     913    Banque Nationale de Paris               $     48,869
     100    Bouygues SA                                   18,109
     130    Canal Plus                                    31,568
     270    Cap Gemini SA                                 41,332
     155    Carrefour SA                                  98,202
      50    Club Mediterranee SA                           3,720
     400    Compagnie de Saint Gobain                     53,026
      50    Compagnie Francaise d'Etudes et de
               Construction Technip                        4,121
     660    Compagnie General des Eaux                   131,416
      20    Compagnie Generale de Geophysique SA           1,178
     550    Compagnie Generale des Etablissements
               Michelin, Ser. B                           21,589
      22    Comptoirs Modernes                            13,738
     300    Danone                                        78,843
     350    Dassault Systemes SA                          13,239
   1,110    Elf Aquitaine SA                             136,849
     100    Eridania Beghin-Say SA                        18,680
      30    Essilor International SA                      11,026
     280    Etablissements Economiques du
               Casino Guichard-Perrachon SA               28,226
   3,290    France Telecom SA                            194,589
      50    Groupe GTM                                     4,460
      50    Imetal SA                                      4,639
     396    L'Air Liquide                                 62,740
     275    L'OREAL                                      127,815
     400    Lafarge SA                                    35,398
     450    Lagardere S.C.A.                              12,838
     110    Legrand SA                                    27,967
     360    Louis Vuitton Moet Hennessy                   49,136
      30    Pathe SA                                       5,620
     230    Pechiney                                       7,953
     200    Pernod Ricard                                 14,720
     475    Pinault-Printemps-Redoute SA                  68,647
      50    Primagaz Cie                                   4,255
      80    Promodes                                      48,730
     200    PSA Peugeot Citroen                           34,114
   1,490    Rhone-Poulenc SA, Ser. A                      62,473
      10    Sagem SA                                       6,316
     450    Sanofi SA                                     66,158
     610    Schneider SA                                  31,780
      50    SEB SA                                  $      3,886
     100    SEITA                                          5,781
     100    Sidel SA                                       6,851
      50    Simco SA                                       3,898
     200    Societe Bic SA                                11,137
      10    Societe Eurafrance SA                          4,874
     400    Societe Generale                              44,248
     120    Sodexho Alliance                              20,875
     600    Suez Lyonnaise des Eaux                      102,127
     610    Thomson CSF                                   18,611
     990    Total SA, Ser. B                             124,704
      20    Unibail SA                                     2,801
     950    Usinor SA                                     10,560
     303    Valeo SA                                      21,624
                                                    ------------
                                                       2,259,205
------------------------------------------------------------
Germany--14.0%
     160    Adidas-Salomon AG                             18,332
     150    AGIV AG                                        3,500
     975    Allianz AG                                   302,180
     150    AMB Aachener & Muenchener
               Beteiligungs AG                            23,065
     100    Axa Colonia Konzern AG                        11,129
   2,500    BASF AG                                       94,684
   2,950    Bayer AG                                     111,374
   1,620    Bayerische Vereinsbank AG                    119,221
     300    Beiersdorf AG, Ser. A                         16,693
     100    Bilfinger & Berger Bau AG                      1,926
      10    Buderus AG                                     4,365
     500    Continental AG                                11,936
   2,300    Daimler-Benz AG                              192,383
     350    Degussa AG                                    14,973
   2,130    Deutsche Bank AG                             109,982
   1,410    Deutsche Lufthansa AG                         27,848
   8,730    Deutsche Telekom                             271,090
      60    Douglas Holding AG                             3,454
       6    Douglas Holding AG NPV                           348
   1,990    Dresdner Bank AG                              74,058
     200    Fag Kugelfischer Georg Schaefer AG             2,010
     200    Heidelberger Zement AG                        13,223

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Germany (cont'd.)
     250    Hochtief AG                             $      7,180
      30    Karstadt AG                                   14,683
      50    Linde AG                                      29,168
      50    MAN AG                                        16,095
   1,530    Mannesmann AG                                140,060
     650    Merck KGaA                                    26,251
     950    Metro AG                                      66,105
     320    Muenchener Rueckversicherungs-
               Gesellschaft AG                           141,107
      12    Muenchener Ruckversicherungs-
               Gesellschaft AG (Registered)                5,277
      60    Preussag AG                                   20,732
   1,840    RWE AG                                        85,375
     240    SAP AG                                       101,666
     270    Schering AG                                   27,907
      50    SGL Carbon AG                                  3,425
   2,290    Siemens AG                                   126,464
     150    Thyssen AG                                    25,569
   1,990    VEBA AG                                      103,587
     105    Viag AG                                       72,121
   1,220    Volkswagen AG                                 87,958
                                                    ------------
                                                       2,528,504
------------------------------------------------------------
Ireland--0.6%
     500    Ryanair Holdings plc                           3,288
   4,000    Allied Irish Banks plc                        58,584
   1,350    CRH plc                                       17,049
     200    DCC plc                                        1,151
   1,000    Fyffes plc                                     1,719
     600    Greencore Group plc                            2,197
   1,000    Independent Newspapers plc                     3,587
   1,250    Irish Life plc                                 9,247
     300    Irish Permanent plc                            3,654
   3,900    Jefferson Smurfit Group plc                    5,829
     600    Kerry Group plc, Ser. A                        6,994
     800    Tullow Oil plc                                   956
                                                    ------------
                                                         114,255
Italy--6.3%
   4,044    Assicurazioni Generali                  $    131,419
   7,000    Banca Commerciale Italiana                    42,044
   7,400    Banca Intesa SpA                              31,124
   2,000    Banca Intesa SpA (Nonconvertible)              4,115
   1,000    Banca Popolare di Milano                       7,201
   6,000    Benetton Group SpA                             9,041
   1,000    Bulgari SpA                                    4,720
     500    Burgo (Cartiere) SpA                           2,802
  11,500    Credito Italiano                              47,880
   2,500    Edison SpA                                    19,002
  31,900    ENI SpA                                      195,363
     500    Falck Acciaierie & Ferriere Lombarde           3,645
  16,100    Fiat SpA                                      41,116
   3,500    Fiat SpA (Nonconvertible)                      5,708
   3,100    Istituto Bancario San Paolo diTorino          38,927
   2,500    Istituto Mobilare Italiano SpA                32,981
  15,000    Istituto Nazionale delle
               Assicurazioni (INA)                        38,125
     500    Italcementi SpA                                3,752
   3,000    Italgas (Soc Ital) SpA                        12,872
     500    La Rinascente SpA                              4,381
   2,800    Magneti Marelli                                3,889
     140    Marzotto(Gaetano) & Figlia SpA                 1,360
   4,500    Mediaset SpA                                  30,160
   2,400    Mediobanca SpA                                22,076
     500    Mondadori (Arnoldo) Editore SpA                5,807
  19,000    Montedison SpA                                18,144
  10,500    Olivetti Group SpA                            22,144
   5,500    Parmalat Finanziaria SpA                       8,105
   7,700    Pirelli SpA                                   20,410
   1,500    Riunione Adriatica di Sicurta SpA             15,790
     500    Riunione Adriatica di Sicurta SpA
               (Nonconvertible)                            3,934
   1,000    Sirti SpA                                      4,841
   2,000    Snia BPD SpA                                   2,548
     500    Societa Assicuratrice
               Industriale(SAI)                            4,841
   6,000    Telecom Italia Mobile SpA (di Risp)           19,280
  27,000    Telecom Italia Mobile SpA                    157,185
   3,500    Telecom Italia SpA (di Risp)                  16,722
  15,000    Telecom Italia SpA                           103,256
                                                    ------------
                                                       1,136,710

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Netherlands--7.5%
   5,525    ABN AMRO Holding N.V.                   $     94,082
   1,130    Akzo Nobel N.V.                               40,163
     101    ASR Verzekerings Groep N.V.                    7,581
   2,632    Elsevier N.V.                                 39,095
     312    Getronics N.V.                                14,151
   1,206    Heineken N.V.                                 58,218
     100    Hollandsche Beton Groep N.V.                   1,226
      93    IHC Caland N.V.                                4,342
   3,741    ING Groep N.V.                               168,487
     269    KLM Royal Dutch Airlines N.V.                  6,778
   2,286    Koninklijke Ahold N.V.                        68,274
     121    Koninklijke Hoogovens N.V.                     3,389
   1,874    Koninklijke KPN BT                            57,858
     107    Koninklijke Pakhoed Holdings N.V.              2,412
     308    Oce N.V.                                      10,375
   8,650    Royal Dutch Petroleum Co.                    429,041
   1,483    Royal Philips Electronics N.V.                79,851
     100    Stork N.V.                                     2,302
   1,819    TNT Post Group N.V.                           46,318
   2,570    Unilever N.V.                                161,692
     254    Wolters Kluwer N.V.                           48,736
                                                    ------------
                                                       1,344,371
------------------------------------------------------------
Norway--0.6%
     200    Aker RGI ASA                                   2,513
     200    Bergesen dy ASA, Ser. A                        2,837
     100    Bergesen dy ASA, Ser. B                        1,324
   2,300    Christiania Bank Og Kreditkasse                7,209
   2,600    Den Norske Bank ASA                            8,149
     100    Dyno Industrier ASA                            1,419
     200    Elkem ASA                                      2,216
     150    Kvaerner ASA, Ser. A                           1,905
     120    Leif Hoegh & Co. ASA                           1,540
     350    Merkantildata ASA                              2,672
     700    NCL Holdings ASA                               1,560
   1,150    Norsk Hydro ASA                               41,871
     100    Norske Skogindustrier ASA, Ser. A              2,513
     600    Orkla ASA, Ser. A                              8,106
     160    Orkla ASA, Ser. B                              1,902
     200    Petroleum Geo Services                         3,269
     140    Sas Norge ASA                                  1,419
     200    Schibsted ASA                           $      2,486
      80    Smedvig ASA                                      735
   1,100    Storebrand ASA, Ser. A                         7,579
     100    Tomra Systems ASA                              2,121
                                                    ------------
                                                         105,345
------------------------------------------------------------
Portugal--0.9%
     878    Banco Comercial Portugues SA                  23,687
     520    Banco Espirito Santo e Comercial de
               Lisboa                                     14,244
     300    BPI-SGPS SA                                    8,265
     220    Brisa-Auto Estradas de Portugal SA            10,016
     350    Cimpor-Cimentos de Portugal, SGPS SA           9,750
      50    Companhia de Seguros Tranquilidade             1,451
   2,400    EDP-Electricadade de Portugal SA              55,165
     300    Jeronimo Martins, SGPS SA                     10,152
     350    Portucel Industrial-Empresa Produtora
               de Celulose SA                              2,030
     750    Portugal Telecom SA                           27,268
     170    Sonae Investimentos-Sociedade
               Gestorade Participacoes Sociais SA          4,956
     100    Unicer-Uniao Cervejeira                        2,192
                                                    ------------
                                                         169,176
------------------------------------------------------------
Spain--4.3%
     200    Acerinox SA                                    3,843
     119    Acs Actividades Co                             3,376
     967    Autopistas del Sol SA                         14,771
     218    Azucarera Ebro Agricolas                       5,187
   8,340    Banco Bilbao Vizcaya SA                       89,232
   4,713    Banco Central Hispanoamericano                43,625
   4,686    Banco Santander SA                            72,402
      54    Coporacion Financiera Alba SA                  6,507
   2,028    Corporacion Bancaria de Espana                40,327
     216    Corporacion Mapfre                             4,295
     200    Dragados & Construcciones SA                   5,315
   4,300    Endesa SA                                     96,857
     220    Fomento de Construcion Y Contra               10,267
     632    Gas Natural SDG SA                            44,042

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Spain (cont'd.)
   3,611    Iberdrola SA                            $     60,241
     210    Metrovacesa SA                                 5,432
   1,330    Repsol SA                                     56,172
     164    Sociedade General de Aguas de
               Barcelona SA                                7,988
     740    Tabacalera SA, Ser. A                         16,486
   4,200    Telefonica de Espana SA                      153,141
     709    Telepizza                                      4,741
   1,073    Union Electrica Fenosa SA                     16,050
     300    Vallehermoso SA                                3,347
      50    Viscofan Industria Navarra Envolturas
               Celulosicas SA                              1,299
     169    Zardoya Otis SA                                4,651
                                                    ------------
                                                         769,594
------------------------------------------------------------
Sweden--3.8%
   2,800    ABB AB, Ser. A                                25,375
   1,100    ABB AB, Ser. B                                 9,898
     500    AGA AB, Ser. A                                 6,510
     400    AGA AB, Ser. B                                 4,952
      50    Asticus AB                                       498
   5,400    Astra AB, Ser. A                              92,360
   1,200    Astra AB, Ser. B                              19,759
     500    Atlas Copco AB, Ser. A                        10,530
     200    Atlas Copco AB, Ser. B                         4,212
     100    Diligentia AB                                    849
     500    Drott AB                                       4,084
   1,500    Electrolux AB, Ser. B                         19,720
   1,400    Forenings Sparbanken AB, Ser. A               32,165
     800    Hennes & Mauritz AB, Ser. B                   58,204
     400    NetCom Systems AB                             13,428
     400    OM Gruppen AB                                  6,893
     800    Sandvik AB, Ser. A                            16,695
     200    Sandvik AB, Ser. B                             4,187
     300    Securitas AB, Ser. B                          15,393
   2,000    Skandia Forsakring AB                         26,039
   2,200    Skandinaviska Enskilda Banken, Ser. A         19,235
     500    Skanska AB, Ser. B                      $     16,497
     100    SKF AB, Ser. A                                 1,264
     200    SKF AB, Ser. B                                 2,476
   1,000    Stora Kopparbergs Bergslags
               Aktiebolag, Ser. A                          9,509
     100    Stora Kopparbergs Bergslags
               Aktiebolag,
               Ser. B                                        951
     800    Svenska Cellulosa AB, Ser. B                  15,827
     800    Svenska Handelsbanken, Ser. A                 30,021
      50    Svenska Handelsbanken, Ser. B                  1,720
     300    Svenskt Stal AB, Ser. A                        3,159
   1,300    Swedish Match AB                               4,049
   7,900    Telefonaktiebolaget LM Ericsson              149,237
     400    Trelleborg AB, Ser. B                          3,370
     600    Volvo AB, Ser. A                              14,245
   1,300    Volvo AB, Ser. B                              31,859
     300    Wm-Data AB, Ser. B                            10,033
                                                    ------------
                                                         685,203
------------------------------------------------------------
Switzerland--10.1%
      30    ABB AG                                        30,448
      15    ABB AG (Registered)                            3,099
      70    Adecco SA                                     25,941
      25    Alusuisse-Lonza Holding AG
               (Registered)                               23,821
   1,035    Credit Suisse Group                          114,393
       5    Danzas Holding AG                              1,252
       7    Fischer (Georg) AG                             1,937
      10    Forbo Holding AG                               3,901
      20    Holderbank Financiere Glarus AG               20,516
      35    Holderbank Financiere Glarus AG
               (Registered)                                7,711
       2    Jelmoli Holding AG                             2,326
       1    Kuoni Reisen AG                                3,034
      10    Merkur Holding AG                              2,257
     156    Nestle SA                                    310,352
     251    Novartis AG                                  402,344
      25    Novartis AG (Registered)                      40,110
       7    Roche Holdings AG                            120,854
      28    Roche Holdings AG (Registered)               301,377
      50    Sairgroup                                     10,276

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Switzerland (cont'd.)
       1    Schindler Holding AG                    $      1,138
       1    Schindler Holding AG (Registered)              1,234
      56    Schweizerische
               Rueckversicherungs-Gesellschaft           111,044
       3    SGS Societe Generale de Surveillance
               Holding SA                                  2,169
      10    SGS Societe Generale de Surveillance
               Holding SA (Registered)                     1,914
       7    Sika Finanz AG                                 1,972
      10    SMH AG                                         6,003
      50    SMH AG (Registered)                            7,404
      10    Sulzer AG                                      4,948
     841    UBS-Union Bank of Switzerland                164,031
     180    Zurich Versicherungs-Gesellschaft             89,330
                                                    ------------
                                                       1,817,136
------------------------------------------------------------
United Kingdom--30.4%
   5,650    Abbey National plc                            97,360
   6,150    Allied Zurich                                 62,917
     840    Anglian Water plc                             13,533
   3,050    Arjo Wiggins Appleton plc                      5,222
   3,450    Associated British Foods plc                  35,148
   4,400    BAA plc                                       44,827
   6,150    Barclays plc                                 100,437
     750    Barratt Development plc                        2,434
   3,457    Bass plc                                      41,418
   1,450    BBA Group plc                                  7,417
  15,629    BG plc                                       108,630
   1,450    BICC plc                                       1,454
   2,800    Blue Circle Industries plc                    13,085
   2,100    BOC Group plc                                 26,052
   4,100    Boots Co. plc                                 70,581
     550    Bowthorpe plc                                  3,094
   1,900    BPB plc                                        7,620
   7,500    British Aerospace plc                         45,501
   4,350    British Airways plc                           26,613
   6,150    British America Tobacco plc                   45,986
   1,900    British Land Co. plc                          18,792
  23,200    British Petroleum Co. plc                    354,835
   7,050    British Sky Broadcasting plc                  60,024
   7,800    British Steel plc                             14,084
  25,700    British Telecom plc                     $    346,339
  13,406    BTR plc                                       24,206
   1,400    Bunzl plc                                      5,020
     750    Burmah Castrol plc                            10,655
   9,300    Cable & Wireless plc                          88,663
   4,100    Cadbury Schweppes plc                         53,093
   1,800    Caradon plc                                    3,793
   2,100    Carlton Communications plc                    13,989
  16,800    Centrica plc                                  32,476
   1,750    Coats Viyella plc                              1,033
     300    Cobham plc                                     3,174
   5,100    Commercial Union plc                          78,999
   2,500    Compass Group plc                             23,494
     850    De La Rue plc                                  2,253
  14,405    Diageo plc                                   137,087
   1,400    Electrocomponents plc                          7,810
   1,170    Elementis plc                                  1,591
   3,050    EMI Group plc                                 18,802
     850    English China Clay plc                         2,102
   1,800    FKI plc                                        3,487
  11,400    General Electric Co. plc                      83,305
   2,900    GKN plc                                       29,520
  14,200    Glaxo Wellcome plc                           419,164
   3,600    Granada Group plc                             45,272
   1,000    Great Portland Estates plc                     3,416
   4,200    Great Universal Stores plc                    47,821
   3,047    Guardian Royal Exchange plc                   13,230
  10,100    Halifax plc                                  130,446
     900    Hammerson plc                                  6,164
   2,000    Hanson plc                                    12,678
     400    Hepworth plc                                     965
   3,400    HSBC Holdings plc (GBP)                       63,673
   7,100    HSBC Holdings plc (HKD)                      127,052
     300    Hyder plc                                      4,749
   1,050    IMI plc                                        4,479
   3,000    Imperial Chemical Industries plc              23,630
     750    Johnson Matthey plc                            3,878
   7,850    J. Sainsbury plc                              75,173
   5,650    Kingfisher plc                                52,425
   4,450    Ladbroke Group plc                            16,561
     400    Laird Group plc                                1,060
   2,000    Land Securities plc                           30,997
   3,350    LASMO plc                                      9,906

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
   5,200    Legal & General Group plc               $     58,323
     200    Lex Service plc                                1,169
  21,450    Lloyds TSB Group plc                         240,220
     663    Lonrho plc                                     3,459
   5,500    Lucas Varity plc                              16,918
  11,500    Marks & Spencer plc                           88,335
   1,156    MEPC plc                                       9,214
     250    Meyer International plc                        1,115
   2,000    Misys plc                                     18,184
   6,052    National Grid Co. plc                         45,047
   4,900    National Power plc                            43,217
   1,400    Next plc                                       9,992
     400    Ocean Group plc                                3,657
   2,500    P & O Finance plc                             23,792
   2,500    Pearson plc                                   46,521
   3,850    Pilkington plc                                 3,729
     916    Provident Financial plc                       12,142
   7,700    Prudential Corp. plc                         112,534
   1,000    Racal Electronic plc                           5,778
   2,150    Railtrack Group plc                           61,967
   3,000    Rank Group plc                                11,726
   4,600    Reed International plc                        38,773
  11,400    Rentokil Initial plc                          70,276
   6,066    Reuters Group plc                             50,924
   1,900    Rexam plc                                      5,877
   4,400    Rio Tinto Finance plc                         52,454
   1,000    RMC Group plc                                 10,876
   5,600    Rolls-Royce plc                               19,319
   6,550    Royal & Sun Alliance Insurance Group
               plc                                        56,768
   3,450    Royal Bank Scotland Group plc                 39,282
   1,750    Rugby Group plc                                2,335
   4,100    Safeway plc                                   19,213
   1,125    Schroders plc                                 18,449
   2,450    Scottish & Newcastle plc                      29,977
   4,750    ScottishPower plc                             46,011
     455    Sears plc                                      1,198
   1,000    Sedgwick Group plc                             3,365
   8,600    Siebe plc                                     27,768
   1,350    Slough Estates plc                             6,814
  22,150    Smithkline Beecham plc                       243,542
   1,150    Smiths Industries plc                         13,035
   1,600    Southern Electric plc                   $     17,878
   1,300    St. James's Place Capital plc                  5,081
     800    Stagecoach Holdings plc                       15,471
   3,350    Tarmac plc                                     4,725
   1,600    Tate & Lyle plc                                8,782
   1,250    Taylor Woodrow plc                             3,887
  26,100    Tesco plc                                     74,072
   1,191    Thames Water plc                              23,721
     600    Thorn plc                                      2,541
   1,850    TI Group plc                                  11,192
     950    Unigate plc                                    7,233
  13,150    Unilever plc                                 112,518
   1,155    United Biscuits Holding plc                    4,024
   2,000    United Utilities plc                          32,323
     766    Vickers plc                                    1,901
  12,250    Vodafone Group plc                           142,185
   2,492    Williams plc                                  14,589
     750    Willis Corroon Group plc                       2,555
   2,150    Wolseley plc                                  10,961
   3,850    Zeneca Group plc                             136,088
                                                    ------------
                                                       5,475,716
            Total common stocks
               (cost US$16,903,691)                   17,461,890
                                                    ------------
------------------------------------------------------------
PREFERRED STOCKS--0.7%
------------------------------------------------------------
Germany--0.7%
      10    Dyckerhoff AG, DM 20                           3,201
      10    Friedrich Grohe AG, DM 30                      2,764
      15    MAN AG, DM 16                                  3,060
     510    RWE AG, DM 2.29                               16,020
     170    Sap AG, DM 4.07                               80,659
     400    Volkswagen AG, DM 11.63                       18,189
                                                    ------------
                                                         123,893
------------------------------------------------------------
Italy
   4,500    Fiat SpA, L 90.91(a)                           7,026
                                                    ------------
            Total preferred stocks
               (cost US$107,099)                         130,919
                                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-67

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Warrants/
Rights/Units      Description                     Value (Note 1)
------------------------------------------------------------
WARRANTS(a)
------------------------------------------------------------
France
      20    Axa-UAP, expiring 12/31/98              $        393
------------------------------------------------------------
Germany
      12    Munchener
               Ruckversicherungs-Gesellschaft
               AG, expiring 12/31/98                         474
------------------------------------------------------------
Italy
     400    Mediobanca SpA, expiring 12/31/99              1,072
                                                    ------------
            Total warrants (cost US$0)                     1,939
                                                    ------------
------------------------------------------------------------
RIGHTS(a)
------------------------------------------------------------
Netherlands
   1,624    Koninklijke KNP BT, expiring 10/12/98          6,332
------------------------------------------------------------
Spain
      50    Viscofan Envoltura, expiring 10/14/98             64
                                                    ------------
            Total rights
               (cost US$8,852)                             6,396
                                                    ------------
------------------------------------------------------------
COMMON STOCK UNITS(a)
------------------------------------------------------------
Ireland
   2,600    Waterford Wedgewood plc
               (cost US$3,396)                             2,409
                                                    ------------
            Total long term investments
               (cost US$17,023,038)                   17,603,553
                                                    ------------
Principal
Amount
------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.3%
------------------------------------------------------------
U.S. Government Securities--0.1%
            U.S. Treasury Bills
 $10,000       4.20%, 12/17/98(b)                   $      9,912
  10,000    4.64%, 12/17/98(b)                            10,013
                                                    ------------
            (cost US$19,811)                              19,925
                                                    ------------
------------------------------------------------------------
REPURCHASE AGREEMENTS--1.2%
 206,000    Joint Repurchase Agreement Account
               5.52%, 10/1/98
               (cost US$206,000; Note 5)                 206,000
                                                    ------------
------------------------------------------------------------
Total Investments--98.9%
            (cost US$17,248,849; Note 4)              17,829,478
            Other assets in excess of
               liabilities--1.1%                         196,832
                                                    ------------
            Net Assets--100%                        $ 18,026,310
                                                    ------------
                                                    ------------

---------------
(a) Non-income producing security.
(b) Pledged as collateral for financial futures contracts.

The industry classification of portfolio holdings and other
assets in excess of liabilities shown as a percentage of net assets as of September 30, 1998 was as follows:
Finance...............................................   23.1%
Utilities.............................................   14.1
Health Technology.....................................   11.2
Consumer Nondurables..................................    7.9
Energy Minerals.......................................    7.6
Process Industries....................................    6.2
Retail Trade..........................................    5.5
Producer Manufacturing................................    4.6
Electronic Technology.................................    3.8
Consumer Durables.....................................    3.0
Commercial Services...................................    2.2
Consumer Services.....................................    2.0
Industrial Services...................................    1.9
Transportation........................................    1.6
Nonenergy Minerals....................................    1.5
Technology Services...................................    1.5
Short-Term Investments................................    1.2
                                                        -----
                                                         98.9%
Other assets in excess of liabilities.................    1.1
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-68

                                                 PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities              PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $17,248,849)...............................................................         $ 17,829,478
Foreign currency, at value (cost $116,003).............................................................              117,346
Due from Manager.......................................................................................              187,073
Dividends and interest receivable......................................................................               92,370
Receivable for investments sold........................................................................                1,543
Receivable for Fund shares sold........................................................................                1,133
Other assets...........................................................................................                  284
                                                                                                             ------------------
   Total assets........................................................................................           18,229,227
                                                                                                             ------------------
Liabilities
Accrued expenses and other liabilities.................................................................               99,815
Payable for Fund shares reacquired.....................................................................               55,738
Payable for investments purchased......................................................................               34,282
Due to broker - variation margin.......................................................................                6,808
Foreign withholding taxes payable......................................................................                6,274
                                                                                                             ------------------
   Total liabilities...................................................................................              202,917
                                                                                                             ------------------
Net Assets.............................................................................................         $ 18,026,310
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      1,695
   Paid-in capital in excess of par....................................................................           17,212,907
                                                                                                             ------------------
                                                                                                                  17,214,602
   Undistributed net investment income.................................................................              213,033
   Accumulated net realized gains on investments and foreign currencies................................               24,945
   Net unrealized appreciation on investments and foreign currencies...................................              573,730
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................         $ 18,026,310
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share
   ($18,026,310 / 1,694,799 shares of beneficial interest issued and outstanding)......................         $      10.64
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-69

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Operations
------------------------------------------------------------

                                              October 1, 1997(a)
                                                    Through
Net Investment Income                         September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes
      of $55,782).........................        $   380,469
   Interest...............................             14,880
                                                  -----------
      Total Income........................            395,349
                                                  -----------
Expenses
   Management fee.........................             70,719
   Custodian's fees and expenses..........            253,500
   Registration fees......................             58,000
   Reports to shareholders................             35,000
   Legal fees and expenses................             22,000
   Audit fees and expenses................             18,000
   Trustee's fees.........................              7,000
   Transfer agent's fees and expenses.....              1,000
   Miscellaneous..........................                587
                                                  -----------
      Total expenses......................            465,806
   Less: Expense subsidy..................           (358,832)
                                                  -----------
      Net expenses........................            106,974
                                                  -----------
Net investment income.....................            288,375
                                                  -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions................             73,748
   Financial futures transactions.........            (30,593)
   Foreign currency transactions..........             (5,161)
                                                  -----------
                                                       37,994
                                                  -----------
Net change in unrealized appreciation
   (depreciation) on:
   Investments............................            580,515
   Financial futures......................            (12,352)
   Foreign currencies.....................              5,567
                                                  -----------
                                                      573,730
                                                  -----------
Net gain on investments and foreign
   currencies.............................            611,724
                                                  -----------
Net Increase in Net Assets
Resulting from Operations.................        $   900,099
                                                  -----------
                                                  -----------

---------------
(a) Commencement of investment operations.

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                              October 1, 1997(a)
Increase (Decrease)                                 Through
in Net Assets                                 September 30, 1998
Operations
   Net investment income...................       $   288,375
   Net realized gain on investments and
      foreign currency transactions........            37,994
   Net change in unrealized appreciation of
      investments and foreign currencies...           573,730
                                             ---------------------
   Net increase in net assets resulting
      from operations......................           900,099
                                             ---------------------
Dividends and distributions (Note 1):
   Dividends from net investment income....          (108,089)
                                             ---------------------
Fund share transactions (Note 6):
   Net proceeds from shares sold...........        18,141,700
   Net asset value of shares issued in
      reinvestment of dividends............           108,032
   Cost of shares reacquired...............        (1,015,432)
                                             ---------------------
   Net increase in net assets from Fund
      share transactions...................        17,234,300
                                             ---------------------
Total increase.............................        18,026,310
Net Assets
Beginning of period........................                --
                                             ---------------------
End of period(b)...........................       $18,026,310
                                             ---------------------
                                             ---------------------

---------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment income of $175,125.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-70

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate Funds. Prudential Europe Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 1,500,000 shares of beneficial interest of the Fund were sold for $15,000,000 to The Prudential Insurance Company of America ('The Prudential').

The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers, currently the Morgan Stanley Capital International Europe Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange, are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign
--------------------------------------------------------------------------------
                                      B-71

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on settlement date of the contract equal to the difference between settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $32,747, decrease accumulated realized gains by $13,049 and decrease paid-in capital in excess of par by $19,698 relating to net realized foreign currency losses and nondeductible offering cost. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.

PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be
--------------------------------------------------------------------------------
                                      B-72

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
terminated at any time without notice. For the period ended September 30, 1998, PIFM subsidized $358,832 of the expenses of the Fund (2.02% of average net assets, or $0.21 per share).

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. No distribution or service fees are paid to PSI or PIMS as distributor of the Fund.

PSI, PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the period ended September 30, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period October 1, 1997 through September 30, 1998, the Fund incurred fees of approximately $1,000 for the services of PMFS. As of September 30, 1998, approximately $200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1998 were $17,644,283 and $656,636, respectively.

The United States federal income tax cost basis of the Fund's investments at September 30, 1998 was $17,249,634 and, accordingly, net unrealized appreciation for federal income tax purposes was $579,844 (gross unrealized appreciation--$2,333,194; gross unrealized depreciation--$1,753,350).

At September 30, 1998, the Fund had outstanding forward currency contracts to purchase foreign currencies, as follows:

                                    Value at
Foreign Currency                 Settlement Date    Current
Purchase Contracts                 Receivable        Value     Depreciation
-------------------------------  ---------------    -------    ------------
British Pound,
 expiring 10/2/98..............      $10,000        $10,002         $2
Finnish Markka,
 expiring 10/2/98..............        2,000          2,001          1
Spainsh Peseta,
 expiring 10/2/98..............        6,000          6,001          1
Swiss Franc,
 expiring 10/2/98..............        4,000          4,002          2
                                                                     -
                                                                    $6
                                                                     -
                                                                     -

At September 30, 1998, the Prudential Europe Index Series had open buys of 100 EUROTOP and 10 FTSE 100 financial futures contracts expiring on December 19, 1998.

The unrealized depreciation on such contracts as of September 30, 1998 were as follows:

                            Value at           Value on          Unrealized
                           Acquisition    September 30, 1998    Depreciation
                           -----------    ------------------    ------------
EUROTOP..................   $ 242,300          $230,000           $ 12,300
FTSE 100.................      87,486            87,434                 52
                                                                    ------
                                                                  $ 12,352
                                                                    ------
                                                                    ------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had a .028% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $206,000 in principal amount. As of such date, the repurchase
--------------------------------------------------------------------------------
                                      B-73

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
agreement in the joint account and the value of the collateral therefore was as follows: Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.

Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.

Warburg Dillon Read LLC., 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest is $214,255,819.
------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest for the period October 1, 1997 (commencement of investment operations) through September 30, 1998 were as follows:

                                                      Shares
                                                     ---------
Shares sold........................................  1,771,843
Shares issued in reinvestment of dividends and
  distributions....................................     11,206
Shares reacquired..................................    (88,250)
                                                     ---------
Net increase in shares outstanding.................  1,694,799
                                                     ---------
                                                     ---------

As of September 30, 1998, 1,518,139 of the outstanding shares were owned by The Prudential.
--------------------------------------------------------------------------------
                                      B-74

                                                 PRUDENTIAL INDEX SERIES FUND
Financial Highlights                             PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

                                                                                                              October 1, 1997(a)
                                                                                                                    Through
                                                                                                              September 30, 1998
                                                                                                              -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................................................            $ 10.00
                                                                                                                     ------
Income from investment operations
Net investment income(c)................................................................................                .18
Net realized and unrealized gain on investment and foreign currency transactions........................                .53
                                                                                                                     ------
   Total from investment operations.....................................................................                .71
                                                                                                                     ------
Less distributions
Dividends from net investment income....................................................................               (.07)
                                                                                                                     ------
Net asset value, end of period..........................................................................            $ 10.64
                                                                                                                     ------
                                                                                                                     ------
TOTAL RETURN(d):........................................................................................               7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........................................................................            $18,026
Average net assets (000)................................................................................            $17,728
Ratios to average net assets:(b)(c)
   Expenses.............................................................................................                .60%
   Net investment income................................................................................               1.64%
Portfolio turnover......................................................................................                  4%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-75

                                                 PRUDENTIAL INDEX SERIES FUND
Report of Independant Accountants                PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Europe Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Europe Index Fund (the 'Fund', one of the portfolios constituting Prudential Index Series Fund) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS--97.1%
------------------------------------------------------------
Australia--9.3%
   6,600    Amcor Ltd.                             $     22,972
   8,000    Amp Ltd.                                     96,892
   3,049    Australian Gas & Light Co.                   20,983
   7,600    Australian National Industries Ltd.           3,331
  11,823    Boral Ltd.                                   16,455
   2,300    Brambles Industries, Ltd.                    49,621
  22,597    Broken Hill Proprietary Co., Ltd.           161,667
   9,265    Coca Cola Amatil Ltd.                        24,413
  12,196    Coles Myer Ltd.                              52,006
   9,682    Crown Ltd.(a)                                 2,236
  10,300    CSR, Ltd.                                    21,662
   2,869    Email Ltd.                                    4,401
   1,231    F. H. Faulding Co. Ltd.                       4,877
  20,000    Fosters Brewing Group                        43,590
   4,766    Futuris Corp., Ltd.                           3,980
  12,313    General Property Trust                       21,148
   6,444    GIO Australia Holdings Ltd.                  19,502
  13,005    Goodman Fielder Ltd.                         17,022
   2,340    Great Central Mines Ltd.                      1,871
   4,000    Hardie (James) Industries                     7,671
   2,700    ICI Australia Ltd.                           13,112
   2,700    Leighton Holdings Ltd.                        8,811
   2,539    Lend Lease Corp. Ltd.                        54,134
  16,933    M.I.M. Holdings Ltd.                          7,923
  15,400    National Australia Bank Ltd.                185,961
   2,300    Newcrest Mining Ltd.(a)                       2,970
  20,533    News Corp., Ltd.                            132,308
  17,499    Normandy Mining Ltd.                         14,768
   7,517    North Ltd.                                   14,077
  10,400    Pacific Dunlop Ltd.                          17,659
   9,200    Pioneer International Ltd.                   17,163
   3,673    QBE Insurance Group Ltd.                     13,378
   6,473    QCT Resources Ltd.                            4,294
   3,300    Rio Tinto Ltd.                               39,909
   2,100    RGC Ltd.                                      3,134
   1,200    Rothmans Holdings                             8,258
   6,406    Southcorp Ltd.                               17,820
   6,200    Santos Ltd.                                  17,148
   4,000    Schroders Propriety Fund               $      6,112
   1,800    Smith (Howard) Ltd.                           9,488
   5,300    Star City Holdings Ltd.                       3,013
   3,315    Stockland Trust Group                         7,304
   3,000    Tabcorp Holdings Ltd.                        17,412
  53,500    Telstra Corp.                               149,777
  11,718    Western Mining Corp. Holdings Ltd.           35,234
  12,796    Westfield Trust                              25,388
  19,500    Westpac Banking Corp.                       107,243
                                                   ------------
                                                      1,530,098
                                                   ------------
------------------------------------------------------------
Hong Kong--7.4%
  13,000    Bank of East Asia                            18,371
  35,000    Cathay Pacific Air                           32,974
  24,000    Cheung Kong Ltd.                            111,196
  26,000    China Light & Power Holdings, Ltd.          126,838
  20,000    Chinese Estates Holdings                      2,271
   3,000    Dickson Concept Inc.                          2,342
  11,000    Hang Lung Deveopment Co.                      9,654
  20,000    Hang Seng Bank Ltd.                         126,476
  44,000    Hong Kong & China Gas Co.                    53,946
  11,000    Hong Kong & Shanghai Hotels                   6,104
   2,000    Hong Kong Aircraft Engineering Co.,
               Ltd.                                       2,375
 124,000    Hong Kong Telecommunications Ltd.           244,047
  44,000    Hopewell Holdings Ltd.                        4,429
  41,000    Hutchison Whampoa Ltd.                      215,887
   9,000    Hysan Development Co.                         6,214
   8,000    Johnson Electric Holdings, Ltd.              15,177
   4,000    Kumagai Gumi Ltd.                             1,071
   6,000    Miramar Hotel & Investment Co.                4,259
  21,000    New World Development Co., Ltd.              28,186
  14,000    Oriental Press Group                          1,482
   6,000    Peregrine Investments                             8
  38,000    Regal Hotel International                     2,795
  16,000    Shangri La Asia Ltd.                         10,325
  14,000    Shun Tak Holdings Ltd.                          867
  32,000    Sino Land Co.                                 8,177
  14,000    South China Morning Post                      5,511
  25,000    Sun Hung Kai Properties Ltd.                 88,566

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-77

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Hong Kong (cont'd.)
  16,000    Swire-Pacific, Ltd. 'A'                $     50,384
  21,000    Tan Chong International                         645
   4,000    Television Broadcasts Ltd.                   10,221
   2,000    Varitronix International, Ltd.                3,885
  23,000    Wharf Holdings Ltd.                          24,340
   2,000    Wing Lung Bank                                4,078
                                                   ------------
                                                      1,223,101
                                                   ------------
------------------------------------------------------------
Japan--76.9%
   4,000    77th Bank(a)                                 32,648
   1,500    Acom Co., Ltd.                               80,884
   1,000    Advantest Corp.                              42,609
   7,000    Ajinomoto Co., Inc.                          56,053
   2,000    Alps Electric Co.                            24,111
   3,000    Amada Co.                                    13,885
   1,000    Amano Corp.                                   8,000
   3,000    Aoki Corp.                                      882
     800    Aoyama Trading Co., Ltd.                     17,103
     500    Arabian Oil Co.                               6,634
  24,000    Asahi Bank                                   67,000
   5,000    Asahi Breweries                              59,506
  16,000    Asahi Chemical Industries                    48,898
  12,000    Asahi Glass Co.                              58,184
   5,000    Ashikaga Bank                                 7,016
     400    Autobacs Seven Co.                           10,667
  48,000    Bank Of Tokyo-Mitsubishi, Ltd.              308,551
  11,000    Bank of Yokohama                             20,445
   9,000    Bridgestone Corp.                           181,825
   3,000    Brother Industries                            6,612
   9,000    Canon Inc.                                  183,147
   3,000    Casio Computer Co.                           19,196
   8,000    Chiba Bank                                   25,859
   6,000    Chichibu Onoda Cement Corp.                  12,122
   2,000    Chiyoda Corp.                                 1,984
   2,000    Chugai Pharmacy Co.                          13,708
   3,000    Citizen Watch Co.                            20,386
   5,000    Cosmo Oil Co.                                 6,281
   1,600    Credit Saison Co., Ltd.                      31,031
     600    CSK Corp.                                     9,301
   8,000    Dai Nippon Printing Co., Ltd.               102,968
   4,000    Daicel Chemical Industries             $      6,406
   4,000    Daido Steel Co.                               4,261
   7,000    Daiei Inc.                                   15,942
   1,000    Daifuku Co.                                   3,703
   3,000    Daiichi Pharmaceutical Co.                   40,244
   3,000    Daikin Industries                            20,959
   2,000    Daikyo Inc.                                   1,881
   3,000    Daimaru Inc.                                  6,612
   8,000    Dainippon Ink & Chemicals, Inc.              15,633
   2,000    Dainippon Screen Manufacturing Co.,
               Ltd.                                       3,776
   1,400    Daito Trust Construction Co., Ltd.            9,010
   6,000    Daiwa House Industries                       54,658
   2,000    Daiwa Kosho Lease Co., Ltd.                   6,450
  14,000    Daiwa Securities Co., Ltd.                   32,912
   5,000    Denki Kagaku Kogyo K.K.                       7,383
   9,000    Denso Corp.                                 131,244
      41    East Japan Railway Co.                      204,819
   3,000    Ebara Corp.                                  19,902
   3,000    Eisai Co., Ltd.                              36,497
   1,000    Ezaki Glico Co.                               5,040
   2,400    Fanuc Ltd.                                   71,408
  30,000    Fuji Bank                                    60,608
   5,000    Fuji Photo Film Co.                         172,642
   3,000    Fujikura Ltd.                                11,108
   5,000    Fujita Corp.                                  1,800
   1,000    Fujita Kanko Inc.                             8,081
  19,000    Fujitsu Ltd.                                164,708
   7,000    Furukawa Electric Co., Ltd.                  19,953
   1,000    Gakken Co.                                    1,036
   5,000    Gunma Bank                                   33,426
   2,000    Gunze Ltd.                                    4,305
   9,000    Hankyu Corp.                                 31,075
   2,000    Hankyu Department Stores                      9,991
   3,000    Hazama Corp.                                  1,344
   3,000    Higo Bank                                    11,350
     400    Hirose Electric Co., Ltd.                    20,599
  35,000    Hitachi Ltd.                                154,276
  10,000    Hitachi Zosen Corp.                          13,224
   6,000    Hokuriku Bank                                 7,317
  10,000    Honda Motor Co., Ltd.                       304,878
   1,000    House Foods Corp.                            12,562
   1,000    Hoya Corp.                                   35,998
   2,000    Inax Corp.                                    7,170

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-78

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
  26,000    Indonesia Bank                         $     95,504
   2,000    Isetan Co.                                   16,529
   3,000    Ishihara Sangyo Kaisha(a)                     4,011
   4,000    Ito Yokado Co., Ltd.                        191,008
  15,000    Itochu Corp.                                 18,733
   2,000    Itoham Foods Inc.                             6,979
   2,000    Iwatani International Corp.                   2,939
   1,000    Jaccs Co., Ltd.                               3,798
  18,000    Japan Air Lines Co.(a)                       41,654
  11,000    Japan Energy Corp.                           10,344
   4,000    Japan Steel Works                             4,026
   2,000    JGC Corp.                                     3,967
   9,000    Joyo Bank                                    32,133
   3,000    Jusco Co.                                    41,985
  10,000    Kajima Corp.                                 24,243
   3,000    Kamigumi Co., Ltd.                           12,166
   2,000    Kandenko Co.                                 10,917
   5,000    Kanebo Ltd.(a)                                3,857
   4,000    Kaneka Corp.                                 22,539
  10,100    Kansai Electrical Power                     174,739
   3,000    Kansai Paint Co.                              5,510
   7,000    Kao Corp.                                   112,107
   1,000    Katokichi Co.                                11,607
  15,000    Kawasaki Heavy Industries                    30,304
   6,000    Kawasaki Kisen Ltd.                           8,816
  33,000    Kawasaki Steel Corp.                         38,789
   5,000    Keihin Electric Express Railway Co.,
               Ltd.                                      13,150
   2,000    Kikkoman Corp.                               10,021
   3,000    Kinden Corp.                                 34,514
  17,000    Kinki Nippon Railway                         73,810
  11,000    Kirin Brewery Co.                            88,246
   1,000    Kissei Pharmaceutical Co., Ltd.              14,179
   1,000    Kokuyo Co.                                   13,297
  10,000    Komatsu Ltd.                                 46,650
   1,000    Komori Corp.                                 17,815
     300    Konami Co.                                    8,066
   4,000    Konica Corp.                                 15,310
   2,000    Koyo Seiko Co.                               10,138
  14,000    Kubota Corp.                                 26,844
   7,000    Kumagai Gumi Co.(a)                           3,805
   3,000    Kurabo Industries                             2,997
   3,000    Kuraray Co.                            $     27,108
   2,000    Kureha Chemical Industry Co., Ltd.            4,026
   1,000    Kurita Water Industries                      10,432
   1,900    Kyocera Corp.                                83,191
   4,000    Kyowa Hakko Kogyo Co., Ltd.                  15,574
   1,000    Kyudenko Co., Ltd.                            5,951
   3,000    Lion Corp.                                   10,447
   1,000    Maeda Road Construction Co.                   5,165
   1,000    Makino Milling Machine                        5,804
   2,000    Makita Corp.                                 23,009
  15,000    Marubeni Corp.                               17,742
   3,000    Maruha Corp.                                  2,711
   4,000    Marui Co.(a)                                 58,184
  22,000    Matsushita Electric Industrial Co.,
               Ltd.                                     299,809
   3,000    Meiji Milk Product Co., Ltd.                  7,053
   4,000    Meiji Seika Kaisha                           11,460
   4,000    Minebea Co.(a)                               32,648
   1,000    Misawa Homes Co.                              2,395
  23,000    Mitsubishi Chemical Corp.                    44,270
  16,000    Mitsubishi Corp.                             77,579
  22,000    Mitsubishi Electric Corp.                    33,941
  13,000    Mitsubishi Estate Co., Ltd.                  85,285
   5,000    Mitsubishi Gas Chemicals Co.                 11,277
  35,000    Mitsubishi Heavy Industries Ltd.            120,078
   2,000    Mitsubishi Logistc Corp.                     16,529
  12,000    Mitsubishi Material Corp.                    21,599
   5,000    Mitsubishi Oil Co.                            5,951
   3,000    Mitsubishi Paper Mills                        5,135
   6,000    Mitsubishi Rayon Co.                         14,634
  13,000    Mitsubishi Trading & Banking                 45,842
  16,000    Mitsui & Co                                  66,059
   8,000    Mitsui Engineering & Shipbuilding
               Co., Ltd.(a)                               5,642
   8,000    Mitsui Fudosan Co., Ltd.                     41,081
   8,000    Mitsui Marine & Fire Insurance Co.,
               Ltd.                                      32,912
   5,000    Mitsui Mining & Smelting Co.                 20,974
  11,000    Mitsui O.S.K. Lines                          15,920
   1,000    Mitsui Soko Co.                               2,645
  12,000    Mitsui Trust & Banking Co.                   10,667
   5,000    Mitsukoshi Ltd.                              10,285
   1,000    Mori Seiki Co.                               10,212
   2,000    Murata Manufacturing Co., Ltd.               67,734
   3,000    Mycal Corp.                                  17,191
   2,000    Nagase & Co.                                  7,170

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-79

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
   8,000    Nagoya Railroad Co.                    $     24,096
     500    Namco Ltd.                                   11,571
   5,000    Nankai Electric Railway Co.                  20,019
  16,000    NEC Corp.                                   104,026
   4,000    NGK Insulators Ltd.                          38,055
   2,000    NGK Spark Plug Co.                           16,280
   5,000    Nichido Fire & Marine Insurance              22,076
   3,000    Nichirei Corp.                                5,069
   3,000    Nihon Cement Co.                              5,069
   4,000    Nikon Corp.                                  28,416
   1,000    Nippon Comsys Corp.                          10,079
  11,000    Nippon Express Co., Ltd.                     47,678
   6,000    Nippon Fire & Marine Insurance               19,174
   5,000    Nippon Light Metal Co., Ltd.                  4,555
   2,000    Nippon Meat Packers, Inc.                    23,244
  13,000    Nippon Oil Co.                               34,381
  10,000    Nippon Paper Industries Co.                  30,929
   1,000    Nippon Sharyo Ltd.                            1,984
   4,000    Nippon Sheet Glass Co.                        6,435
   3,000    Nippon Shinpan Co.                            3,967
   2,000    Nippon Shokubai Co.                           8,669
  72,000    Nippon Steel Corp.                          103,673
   3,000    Nippon Suisan Kaisha(a)                       2,887
     132    Nippon Telegraph & Telephone Corp.          964,884
  12,000    Nippon Yusen K.K.                            35,351
   3,000    Nishimatsu Construction Co.                  13,378
  26,000    Nissan Motor Co., Ltd.(a)                    72,583
   2,000    Nisshinbo Industries, Inc.                    6,612
   1,000    Nissin Food Products Co., Ltd.               15,501
   2,000    Nitto Denko Corp.                            23,509
  38,000    NKK Corp.                                    18,983
   2,000    NOF Corp.                                     3,012
  20,000    Nomura Securities Co., Ltd.                 143,991
   2,000    Noritake Co.                                  8,448
   6,000    NSK Ltd.                                     20,717
   5,000    NTN Corp.                                    12,673
   8,000    Obayashi Corp.                               28,504
   7,000    Odakyu Electric Railway                      19,542
  11,000    Oji Paper Co.                                37,254
   1,000    Okuma Corp.                                   4,408
   3,000    Okumura Corp.                                 9,146
   3,000    Olympus Optical Co.                    $     33,037
   3,000    Omron Corp.                                  29,863
   2,000    Onward Kashiyama & Co., Ltd.                 24,640
   3,000    Orient Corp.                                  5,642
     700    Orix Corp.                                   48,597
  26,000    Osaka Gas Co.                                66,280
     100    Oyo Corp.                                     1,387
   4,000    Penta-Ocean Construction                      7,111
   2,000    Pioneer Electronic Corp.                     33,132
   2,000    Q.P. Corp.                                   12,871
   3,000    Renown Inc.                                   1,433
   1,000    Rohm Co., Ltd.                               95,504
  38,000    Sakura Bank                                  55,833
   1,000    Sanden Corp.                                  5,973
   2,000    Sankyo Aluminium Industry Co.                 1,322
   5,000    Sankyo Co.                                  110,931
   1,000    Sanrio Co.(a)                                 9,477
   2,000    Sanwa Shutter Corp.                           7,611
  20,000    Sanyo Electric Co.                           52,454
   3,000    Sapporo Breweries                             9,256
   1,000    Secom Co., Ltd.                              62,445
   1,000    Sega Enterprises Ltd.                        16,897
   1,000    Seino Transportation Co.                      5,076
   2,000    Seiyu Ltd.                                    3,776
   6,000    Sekisui Chemical Corp., Ltd.                 22,833
   8,000    Sekisui House Ltd.                           65,178
  12,000    Sharp Corp.                                  71,672
     500    Shimachu Co.                                  7,530
   1,000    Shimano Inc.                                 22,701
   8,000    Shimizu Corp.                                21,099
   4,000    Shin-Etsu Chemical Co., Ltd.                 63,620
   4,000    Shionogi & Co.                               23,244
   4,000    Shiseido Co., Ltd.                           35,410
   8,000    Shizuoka Bank                                73,465
  11,000    Showa Denko KK                                7,273
   1,000    Skylark Co.                                   9,697
     700    SMC Corp.                                    47,517
   3,000    Snow Brand Milk Products                      9,102
   4,300    Sony Corp.                                  299,787
  33,000    Sumitomo Bank                               230,311
  18,000    Sumitomo Chemical Co., Ltd.                  53,820
  11,000    Sumitomo Corp.                               44,042
   7,000    Sumitomo Electric Industries                 67,984

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-80

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
   2,000    Sumitomo Forestry Co., Ltd.            $      9,830
   6,000    Sumitomo Heavy Industries Ltd.                9,345
   7,000    Sumitomo Marine & Fire Insurance Co.         33,683
  34,000    Sumitomo Metal Industries(a)                 31,972
   6,000    Sumitomo Metal Mining Co.                    18,998
   5,000    Sumitomo Osaka Cement Co.                     8,265
  10,000    Taisei Corp.                                 16,970
   4,000    Taisho Pharmacy Co., Ltd.                    84,337
   1,000    Taiyo Yuden Co.                               9,998
   2,000    Takara Shuzo Co.                              8,228
   1,000    Takara Standard Co., Ltd.                     6,862
   3,000    Takashimaya Co.                              19,196
   9,000    Takeda Chemical Industries                  241,331
   1,000    Takuma Co., Ltd.                              5,657
  10,000    Teijin Ltd.                                  26,447
   3,000    Teikoku Oil Co.                               8,155
   2,000    Toa Corp.                                     2,645
   9,000    Tobu Railway Co.                             21,488
   1,000    Toei Co.                                      2,351
     200    Toho Co.                                     20,555
   5,000    Tohoku Electrical Power Co., Inc.            74,199
  21,000    Tokai Bank                                   74,824
  16,000    Tokio Marine & Fire Insurance Co.           143,403
   2,000    Tokyo Broadcasting System Inc.               18,102
   2,000    Tokyo Dome Corp.                              8,081
  14,100    Tokyo Electric Power Co.                    270,357
   2,000    Tokyo Electron Ltd.                          48,927
  30,000    Tokyo Gas Co.                                63,253
   1,400    Tokyo Steel Manufacturing Co.                 4,926
   1,000    Tokyo Style Co.                               8,559
   2,000    Tokyo Tatemono Co., Ltd.                      1,910
   3,000    Tokyotokeiba Co.                              3,592
  11,000    Tokyu Corp.                                  24,567
   7,000    Toppan Printing Co.                          72,047
  15,000    Toray Industries Inc.                        61,159
   5,000    Tosoh Corp.                                   7,016
   2,000    Tostem Corp.                                 27,329
   4,000    Toto Ltd.                                    22,039
   2,000    Toyo Engineering                              1,837
   2,000    Toyo Seikan Kaisha                           26,080
   7,000    Toyobo Co.                                    7,817
   3,000    Toyoda Auto Loom Works Ltd.            $     46,283
  40,000    Toyota Motor Corp.                          896,268
   2,000    Tsubakimoto Chain Co.                         4,599
   8,000    Ube Industries Ltd.                           9,756
     600    Uni-Charm Corp.                              23,494
   5,000    Unitika Ltd.(a)                               2,939
   2,000    Uny Co.                                      31,443
   2,000    Wacoal Corp.                                 19,218
   2,000    Yamaguchi Bank                               18,219
   2,000    Yamaha Corp.                                 15,134
  12,000    Yamaichi Securities Co.(d)                        0
   3,000    Yamanouchi Pharmaceutical Co., Ltd.          64,796
   4,000    Yamato Transport Co.                         43,491
   2,000    Yamazaki Baking Co.                          19,057
  15,000    Yasuda Trust & Banking(a)                     7,714
   3,000    Yokogawa Electric Corp.                      12,254
                                                   ------------
                                                     12,643,717
                                                   ------------
------------------------------------------------------------
Malaysia--0.5%
  10,000    Amsteel Corp.                                   718
   6,000    Berjaya Land Berhad                           1,503
   2,000    Edaran Otomobil                               1,503
   8,000    Golden Hope Plants                            3,492
   6,000    Highlands & Lowlands                          2,121
   9,000    Ioi Corp.                                     2,354
   3,000    Jaya Tiasa Holdings                           1,503
   6,000    Kuala Lumpur Kepong Berhad                    4,707
  16,000    Magnum Corp. Berhad                           3,094
  10,000    Malayan Banking Berhad                        7,182
   4,000    Malaysia International Shipping
               Corp.                                      2,814
   1,000    Nestle Malay Berhad                           2,505
   3,200    Oriental Holdings Berhad                      2,369
   4,000    Perlis Plantations Berhad                     2,475
   8,800    Public Bank Berhad                            1,491
  10,000    Resorts World Berhad                          6,261
   2,200    Rothmans of Pall Mall Berhad                  6,644
     350    Silverstone Berhad(b)                             0
   6,000    Sime Darby Berhad                             2,807
  11,000    Telekom Malaysia Berhad                      12,155
  11,000    Tenaga Nasional Berhad                        7,414
  10,000    YTL Corp.                                     5,488
                                                   ------------
                                                         80,600
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-81

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
New Zealand--0.7%
  27,900    Brierley Investments Ltd.              $      5,027
  16,000    Carter Holt Harvey Ltd.                      10,571
   3,300    Fletcher Challenge Building                   3,171
   3,400    Fletcher Challenge Energy, Ltd.               5,071
   8,000    Fletcher Challenge Forestry, Ltd.             1,642
   6,700    Fletcher Challenge Paper                      3,353
   5,500    Lion Nathan Ltd.                             13,213
  19,300    Telecom Corp. Of New Zealand                 73,896
                                                   ------------
                                                        115,944
                                                   ------------
------------------------------------------------------------
Singapore--2.3%
   8,000    City Developments Ltd.                       17,570
   1,000    Creative Technology Ltd.(a)                   9,200
   2,000    Cycle & Carriage Ltd.(a)                      3,241
  10,000    DBS Land, Ltd.                                6,945
   7,500    Development Bank of Singapore Ltd.           30,272
   3,000    First Capital Corp.                             890
   3,000    Fraser & Neave Ltd.                           6,446
   4,000    Hotel Properties Ltd.                           926
   2,000    Inchcape Motors Ltd.                          1,003
   2,000    Inchcape Marketing                              528
   8,000    Keppel Corp., Ltd.                            9,450
   3,000    Natsteel Ltd.                                 2,208
   7,000    Neptune Orient Lines Ltd.                     1,433
  12,000    Overseas Chinese Banking Corp., Ltd.         30,201
   1,000    Overseas Union Enterprise                     1,235
   3,000    Parkway Holdings Ltd.                         3,455
  14,000    S.T. Engineering(a)                          13,462
   1,000    Sembawang Shipyards Corp., Ltd.               1,668
  10,000    Singapore Airlines Ltd.                      54,906
   3,828    Singapore Press Holdings Ltd.                31,811
   7,000    Singapore Technologies Industrial
               Corp.                                      6,856
  64,000    Singapore Telecommunication                 107,128
   3,000    Straits Trading Co.(a)                        1,336
  10,000    United Overseas Bank Ltd.                    29,204
   6,000    United Overseas Land                          2,422
  10,000    United Industrial Corp.                       2,908
                                                   ------------
                                                        376,704
                                                   ------------
            Total common stocks
               (cost US$24,874,915)                  15,970,164
                                                   ------------
PREFERRED STOCKS--0.6%
Australia
  18,686    News Corp. Ltd.
               (cost US$80,671)                    $    104,028
WARRANTS(a)
Hong Kong
   2,000    Hong Kong & China Gas
            Warrants expiring September 1999
               @ HKD $12.27                                  91
     900    Hysan Development
            Warrants expiring April 1999
               @ HKD $16.00                                   1
   1,150    Wharf Holdings Ltd.
            Warrants expiring December 1999
               @ HKD $7.50                                   22
     800    Kumagai Gumi Ltd.
            Warrants expiring December 1999
               @ HKD $5.00                                   10
                                                   ------------
            Total Warrants                                  124
                                                   ------------
            Total long-term investments
               (cost US$24,955,586)                  16,074,316
                                                   ------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--0.2%
------------------------------------------------------------
U.S. Government Securities
United States
            United States Treasury Bills(c),
     $25    4.20%, 12/17/98
               (cost US$24,734)                          24,780
                                                   ------------
------------------------------------------------------------
Total Investments--97.9%
            (cost US$24,980,320; Note 4)             16,099,096
            Other assets in excess of
               liabilities--2.1%                        342,061
                                                   ------------
            Net Assets--100%                       $ 16,441,157
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Issue in bankruptcy.
(c) Pledged as initial margin for financial futures contracts.
(d) Fair-valued security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-82

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Portfolio of Investments as of September 30, 1998
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1998 was as follows:

Commercial Banking....................................   10.7%
Telecommunications....................................    9.4
Automobiles & Auto Parts..............................    8.7
Electronics...........................................    4.7
Appliances & Household Durables.......................    4.7
Electrical Utilities..................................    4.0
Drugs & Health Care...................................    4.0
Retail................................................    3.4
Real Estate...........................................    3.4
Diversified Industries................................    2.9
Chemicals.............................................    2.8
Railroads.............................................    2.5
Food & Beverages......................................    2.4
Financial Services....................................    2.2
Machinery & Equipment.................................    2.1
Building & Construction...............................    2.0
Oil & Gas.............................................    1.8
Photography...........................................    1.7
Insurance.............................................    1.7
Broadcasting & Other Media............................    1.6
Transportation & Warehousing..........................    1.5
Wholesale.............................................    1.4
Mining................................................    1.4
Printing & Publishing.................................    1.3
Iron & Steel..........................................    1.3
Office Equipment & Supplies...........................    1.2
Engineering & Construction............................    1.2
Electrical Equipment..................................    1.2%
Rubber................................................    1.1
Cosmetics & Toiletries................................    1.0
Computers.............................................    1.0
Electronic Components.................................    0.9
Airlines..............................................    0.8
Paper.................................................    0.6
Health Care/Acute.....................................    0.6
Building Materials & Components.......................    0.6
Property Investment...................................    0.4
Metals................................................    0.4
Glass Products........................................    0.4
Entertainment.........................................    0.4
Business Services.....................................    0.4
Hotels................................................    0.3
Diversified Resources.................................    0.3
U.S. Treasury Securities..............................    0.2
Gaming................................................    0.2
Containers............................................    0.2
Beverages.............................................    0.2
Apparel...............................................    0.2
Tobacco...............................................    0.1
Textiles..............................................    0.1
Paper & Packaging.....................................    0.1
Computer Software & Services..........................    0.1
Automobiles...........................................    0.1
Agriculture Sector....................................    0.1
                                                        -----
                                                         98.0%
Other assets in excess of liabilities.................    2.0
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-83

                                            PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $24,980,320)...............................................................         $ 16,099,096
Foreign currency, at value (cost $179,687).............................................................              168,132
Cash...................................................................................................                7,757
Receivable for investments sold........................................................................              130,077
Due from manager.......................................................................................              122,097
Dividends and interest receivable......................................................................               64,196
Receivable for Fund shares sold........................................................................                1,400
Other assets...........................................................................................                  221
                                                                                                             ------------------
   Total assets........................................................................................           16,592,976
                                                                                                             ------------------
Liabilities
Accrued expenses.......................................................................................               70,234
Payable for investments purchased......................................................................               68,750
Foreign withholding taxes payable......................................................................                8,677
Due to broker-variation margin.........................................................................                3,219
Payable for Fund shares repurchased....................................................................                  939
                                                                                                             ------------------
   Total liabilities...................................................................................              151,819
                                                                                                             ------------------
Net Assets.............................................................................................         $ 16,441,157
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $     25,781
   Paid-in capital in excess of par....................................................................           25,556,412
                                                                                                             ------------------
                                                                                                                  25,582,193
   Undistributed net investment income.................................................................              149,497
   Accumulated net realized loss on investments........................................................             (389,881)
   Net unrealized depreciation on investments and foreign currencies...................................           (8,900,652)
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................         $ 16,441,157
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share
   ($16,441,157 / 2,578,120 shares of beneficial interest issued and outstanding)......................         $       6.38
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-84
PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                 September 30,
Net Investment Income                                1998
Income
   Dividends (net of foreign withholding taxes
      of $28,867).............................    $   270,050
   Interest...................................          3,787
                                                 -------------
      Total income............................        273,837
                                                 -------------
Expenses
   Management fee.............................         79,309
   Custodian's fees and expenses..............        200,000
   Registration fees..........................         55,000
   Legal fees and expenses....................         20,000
   Audit fees and expenses....................         18,000
   Reports to shareholders....................         15,000
   Trustees' fees.............................          7,000
   Transfer agent's fees and expenses.........            300
   Miscellaneous..............................          5,620
                                                 -------------
      Total operating expenses................        400,229
   Less: Expense subsidy (Note 2).............       (281,526)
                                                 -------------
      Net expenses............................        118,703
                                                 -------------
Net investment income.........................        155,134
                                                 -------------
Realized and Unrealized Loss on
Investments and Foreign Currency Transactions
Net realized loss on:
   Investment transactions....................       (358,357)
   Foreign currency transactions..............        (28,133)
   Financial futures contracts................        (10,919)
                                                 -------------
                                                     (397,409)
                                                 -------------
Net change in unrealized depreciation on:
   Investments................................     (8,581,191)
   Foreign currencies.........................         (3,727)
   Financial futures contracts................         (7,251)
                                                 -------------
                                                   (8,592,169)
                                                 -------------
Net loss on investments and foreign
   currencies.................................     (8,989,578)
                                                 -------------
Net Decrease in Net Assets
Resulting from Operations.....................    $(8,834,444)
                                                 -------------
                                                 -------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                 September 24, 1997(a)
                                 Year Ended             Through
Increase (Decrease)             September 30,        September 30,
in Net Assets                       1998                 1997
Operations
   Net investment income......   $    155,134         $    53,553
   Net realized loss on
      investments and foreign
      currency transactions...       (397,409)            (46,210)
   Net change in unrealized
      depreciation on
      investments and foreign
      currencies..............     (8,592,169)           (308,483)
                                -------------    ---------------------
   Net decrease in net assets
      resulting from
      operations..............     (8,834,444)           (301,140)
                                -------------    ---------------------
Dividends from net investment
   income (Note 1)............        (25,244)                 --
                                -------------    ---------------------
Fund share transactions (Note
   5)
   Net proceeds from shares
      sold....................        942,289          25,000,200
   Net asset value of shares
      issued in reinvestment
      of dividends............         25,244                  --
   Cost of shares
      reacquired..............       (365,748)                 --
                                -------------    ---------------------
   Net increase in net assets
      from Fund share
      transactions............        601,785          25,000,200
                                -------------    ---------------------
Total increase (decrease).....     (8,257,903)         24,699,060
                                -------------    ---------------------
Net Assets
Beginning of period...........     24,699,060                   0
                                -------------    ---------------------
End of period(b)..............   $ 16,441,157         $24,699,060
                                -------------    ---------------------
                                -------------    ---------------------
---------------
(a) Commencement of investment operations.
(b) Includes undistributed net
    investment income of......   $    149,497         $     7,343
                                -------------    ---------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-85
                                      PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds. Prudential Pacific Index Fund (the 'Fund') commenced investment operations on September 24, 1997 when 2,500,020 shares of beneficial interest of the Fund were sold for $25,000,200 to The Prudential Insurance Company of America ('The Prudential'). The investment objective of the Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital International Pacific Free Index ('MSCI-PFI').
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
Securities Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are readily available are valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees. Due to current market conditions, the Company's Board of Directors reduced the valuation of securities held in Malaysian currency by 30 percent effective September 30, 1998.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year-end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
--------------------------------------------------------------------------------
                                      PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Financial futures contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the aniticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $12,264, decrease accumulated net realized loss on investments by $7,528, and decrease paid-in-capital by $19,792 for certain expenses not being deductible for tax purposes and for net realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.
PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be terminated at any time without notice. For the year ended September 30, 1998, PIFM subsidized $281,526 of the expenses of the Fund (1.42% of average net assets $0.11 per share).
--------------------------------------------------------------------------------
                                      B-87

                                      PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
The Company had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Company through May 31, 1998. Prudential Investment Management Services ('PIMS') became the Company's distributor effective June 1, 1998 and is serving the Company under the same terms and conditions as under the arragement with PSI. No distribution or service fees are paid to PIMS as distributor of the Fund.
PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The
Prudential.
The Company, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended September 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1998, the Fund incurred fees of approximately $200 for the services of PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1998 were $1,057,544 and $302,382, respectively.
The cost basis of investments for federal income tax purposes at September 30, 1998 was $24,985,283 and, accordingly, net unrealized depreciation for federal income tax purposes was $8,886,187 (gross unrealized appreciation--$152,556; gross unrealized depreciation--$9,038,743).
The Fund elected to treat approximately $20,600 of net currency losses and $376,500 of net capital losses incurred during the 11-month period ended September 30, 1998 as having been incurred in the following fiscal year.
During the year ended September 30, 1998, the Fund entered into financial futures contracts. Details of open contracts as of September 30, 1998 are as follows:

                                                 Value at        Value at       Unrealized
  Number of                      Expiration    September 30,      Trade       Appreciation/
  Contracts          Type           Date           1998            Date       (Depreciation)
--------------    -----------    ----------    -------------     --------     --------------
Long Positions:
10                Nikkei 300     Dec. 1998       $ 149,647       $156,898        $ (7,251)
                                                                                   ------
                                                                                   ------

------------------------------------------------------------
Note 5. Capital
The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest for the fiscal year ended September 30, 1998 and for the period September 24, 1997 through September 30, 1997 were as follows:

                                                      Shares
                                                     ---------
Year ended September 30, 1998:
Shares sold........................................    122,342
Shares issued in reinvestment of dividends.........      3,333
Shares reacquired..................................    (47,575)
                                                     ---------
Net increase in shares outstanding.................     78,100
                                                     ---------
                                                     ---------
Period September 24, 1997* to
  September 30, 1997:
Shares sold........................................  2,500,020
                                                     ---------
Net increase in shares outstanding.................  2,500,020

---------------
  * Commencement of investment operations.

As of September 30, 1998, 2,530,305 of the outstanding shares were owned by The Prudential.
--------------------------------------------------------------------------------
                                      B-88

                                         PRUDENTIAL INDEX SERIES FUND
Financial Highlights                     PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

                                                                                       Year Ended          September 24, 1997(a)
                                                                                      September 30,               Through
                                                                                          1998               September 30, 1997
                                                                                      -------------        ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................................        $  9.88                  $  10.00
                                                                                          ------                    ------
Income from investment operations
Net investment income(c).........................................................           0.06                      0.02
Net realized and unrealized loss on investment and foreign currency
   transactions..................................................................          (3.55)                    (0.14)
                                                                                          ------                    ------
   Total from investment operations..............................................          (3.49)                    (0.12)
                                                                                          ------                    ------
Less distributions
Dividends from net investment income.............................................           (.01)                     --
                                                                                          ------                    ------
Net asset value, end of period...................................................        $  6.38                  $   9.88
                                                                                          ------                    ------
                                                                                          ------                    ------
TOTAL RETURN(d)..................................................................         (35.54)%                   (1.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................................................        $16,441                  $ 24,699
Average net assets (000).........................................................        $19,827                  $ 24,802
Ratios to average net assets: (c)
   Expenses......................................................................            .60%                      .60%(b)
   Net investment income.........................................................            .78%                    13.14%(b)
Portfolio turnover...............................................................              2%                        0%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-89

                                        PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants       PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Prudential Index Series Fund--Prudential Pacific Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Pacific Index Fund (the 'Fund', one of the portfolios constituting Prudential Index Series Fund) at September 30, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period September 24, 1997 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.0%
COMMON STOCKS--93.0%
------------------------------------------------------------
Advertising--1.1%
  1,700    HA-LO Industries, Inc.(a)                 $    49,725
  2,900    True North Communications, Inc.                64,344
  2,500    Valassis Communications, Inc.                 100,000
                                                     -----------
                                                         214,069
------------------------------------------------------------
Aerospace--0.5%
  1,400    BE Aerospace, Inc.(a)                          30,800
  2,400    Orbital Sciences Corp.(a)                      67,350
  1,400    Trimble Navigation, Ltd.(a)                    14,088
                                                     -----------
                                                         112,238
------------------------------------------------------------
Airlines--0.8%
  4,350    Comair Holdings, Inc.                         125,062
  1,800    Mesa Air Group, Inc.(a)                         9,000
  1,500    SkyWest, Inc.                                  28,688
                                                     -----------
                                                         162,750
------------------------------------------------------------
Automobiles & Trucks--1.1%
  2,300    Breed Technologies, Inc.                       14,088
  1,100    Discount Auto Parts, Inc.(a)                   26,469
  4,600    Gentex Corp.                                   69,000
  1,200    Simpson Industries, Inc.                       12,075
  1,450    Smith (A.O.) Corp.                             28,456
    800    Spartan Motors, Inc.                            3,950
    800    Standard Motor Products, Inc.
             (Class 'A' Stock)                            19,500
  1,500    TBC Corp.(a)                                    9,000
  1,400    Titan International, Inc.                      15,575
  1,500    Wabash National Corp.                          22,125
                                                     -----------
                                                         220,238
------------------------------------------------------------
Banks and Savings & Loans--7.2%
  1,800    Astoria Financial Corp.(a)                     75,825
  1,000    Banknorth Group, Inc.                          29,250
  1,100    Carolina First Corp.                           24,338
  1,300    CCB Financial Corp.                       $   130,975
  1,800    Centura Banks, Inc.                           113,175
  1,475    Commerce Bancorp, Inc.                         58,355
  3,800    Commercial Federal Corp.(a)                    89,537
  1,890    Downey Financial Corp.                         45,006
  4,200    First Merit Corp.                              98,437
  2,000    First Midwest Bancorp, Inc.                    79,125
  2,000    FirstBank Puerto Rico(a)                       50,750
  2,857    HUBCO, Inc.                                    72,496
    600    JSB Financial, Inc.                            30,788
  3,400    Keystone Financial, Inc.                      100,725
  1,000    Premier Bancshares, Inc.                       21,250
  1,500    Queens County Savings Bank Corp.               40,125
  2,000    Riggs National Corp.                           49,000
  1,300    Silicon Valley Bancshares                      20,800
  2,600    St. Paul Bancorp, Inc.                         56,712
  2,300    Susquehanna Bancshares, Inc.                   43,413
  1,500    Trustco Bank Corp.                             40,219
  2,600    United Bankshares, Inc.                        67,112
  2,800    UST Corp.                                      59,150
  1,300    Whitney Holding Corp.                          54,275
                                                     -----------
                                                       1,450,838
------------------------------------------------------------
Broadcasting--0.4%
  1,200    Metro Networks, Inc.(a)                        43,950
  2,000    Westwood One, Inc.(a)                          35,750
                                                     -----------
                                                          79,700
------------------------------------------------------------
Chemicals--1.8%
  1,500    Cambrex Corp.                                  35,344
    600    Chemed Corp.                                   16,838
  1,200    Chemfirst, Inc.(a)                             21,150
  1,565    Enzo Biochem, Inc.                             10,955
  1,500    Geon Co.                                       26,625
  1,500    Lilly Industries, Inc. (Class 'A'
             Stock)                                       26,437
  1,700    MacDermid, Inc.                                51,425
  1,000    Material Sciences Corp.(a)                      8,750
    700    McWhorter Technologies, Inc.(a)                14,131

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-91

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Chemicals (cont'd.)
  1,700    Mississippi Chemical Corp.(a)             $    20,613
  1,700    OM Group, Inc.                                 47,919
    500    Penford Corp.                                   7,500
    600    Quaker Chemical Corp.                           9,375
  1,200    Scotts Co. (Class 'A'Stock)(a)                 36,750
  1,000    WD 40 Co.                                      23,937
                                                     -----------
                                                         357,749
------------------------------------------------------------
Commercial Services--3.4%
  1,750    AAR Corp.                                      34,344
  1,300    ABM Industries, Inc.                           38,025
  1,500    ADVO, Inc.                                     36,656
  2,100    Billing Concepts Corp.                         29,400
  2,400    Bowne & Co., Inc.                              40,650
  1,200    Catalina Marketing Corp.(a)                    56,400
  1,300    CDI Corp.                                      29,575
  2,000    Central Parking Corp.                         100,750
    700    Central Vermont Public Service Corp.            7,569
    900    Fair Issac & Co., Inc.                         30,037
  1,300    G & K Services, Inc. (Class 'A' Stock)         60,937
    700    Insurance Auto Auctions, Inc.(a)                8,750
  3,100    Interim Services, Inc.(a)                      63,744
  1,000    Merrill Corp.                                  15,687
  1,300    NFO Worldwide, Inc.(a)                         12,919
  1,700    Norrell Corp.                                  25,500
  1,600    Vantive Corp.                                   9,600
    900    Volt Information Sciences, Inc.(a)             17,944
  2,500    World Color Press, Inc.(a)                     77,500
                                                     -----------
                                                         695,987
------------------------------------------------------------
Computer Services--6.6%
  3,400    Acxiom Corp.(a)                                84,362
  2,800    American Management Systems, Inc.(a)           76,650
  1,400    Analysts International Corp.                   42,000
  1,400    BancTec, Inc.(a)                               19,950
  1,950    Boole & Babbage, Inc.(a)                       45,338
  1,800    BISYS Group, Inc.(a)                           79,425
  2,200    Cerner Corp.(a)                                58,987
  3,000    Ciber, Inc.                                    60,562
    800    Consolidated Graphics, Inc.                    30,400
    900    Customtracks Corp.                        $     4,669
  3,500    E Trade Group, Inc.                            65,406
  2,600    Harbinger Corp.(a)                             18,850
  1,300    Henry (Jack) & Associates, Inc.                62,075
  1,700    HNC Software, Inc.                             69,062
  1,300    Hutchinson Technology, Inc.                    22,263
  2,045    Hyperion Software Corp.                        44,351
  2,600    Macromedia, Inc.(a)                            42,250
  1,200    Mercury Interactive Corp.                      47,625
  1,000    Micros Systems, Inc.                           30,000
  2,300    National Data Corp.                            71,012
  2,200    National Instruments Corp.                     54,863
  1,600    Platinum Software Corp.(a)                     16,400
  1,050    Progress Software Corp.(a)                     27,169
  3,100    Read-Rite Corp.(a)                             24,219
  1,200    Scott Technologies, Inc.                       13,350
  3,000    System Software Associates, Inc.               15,188
  2,500    Technology Solutions Co.                       28,125
  1,000    Telxon Corp.                                   20,375
    600    Wall Data, Inc.(a)                              9,150
  3,100    Whittman Hart, Inc.                            56,962
  2,800    Xylan Corp.(a)                                 37,100
  1,600    Zebra Technologies Corp.
             (Class 'A' Stock)(a)                         53,600
                                                     -----------
                                                       1,331,738
------------------------------------------------------------
Computers--1.3%
  1,600    Auspex System, Inc.                             4,850
  1,300    Computer Task Group, Inc.                      38,106
    900    Digi International, Inc.                       11,025
  1,400    Exabyte Corp.(a)                                9,100
  1,400    Gerber Scientific, Inc.                        37,800
  1,200    MicroAge, Inc.(a)                              13,200
  2,000    National Computer Systems, Inc.                59,000
  1,400    Network Equipment Technologies, Inc.           14,000
  1,000    Standard Microsystems Corp.                     7,125
  2,700    Vanstar Corp.(a)                               26,663
  1,400    Xircom, Inc.                                   34,300
                                                     -----------
                                                         255,169

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-92

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Construction--0.6%
    500    Butler Manufacturing Co.(a)               $    11,563
  1,700    Insituform Technologies, Inc.(a)               22,525
  3,400    Morrison Knudsen Corp.
             (Class 'A' Stock)(a)                         36,550
    900    Southern Energy Homes, Inc.(a)                  6,300
  1,900    Standard Pacific Corp.                         26,837
    800    Stone & Webster, Inc.                          25,400
                                                     -----------
                                                         129,175
------------------------------------------------------------
Consumer Cyclical--2.1%
  1,300    Barnes Group, Inc.                             37,375
  3,200    Champion Enterprises, Inc.(a)                  74,400
  3,400    D.R. Horton, Inc.                              54,400
  1,900    Eagle Hardware & Garden, Inc.                  41,206
  1,700    Justin Industries, Inc.                        26,138
  1,100    Manitowoc Co., Inc.                            33,137
  2,400    Mueller Industries, Inc.(a)                    61,050
  1,200    Myers Industries, Inc.                         27,600
    700    Republic Group, Inc.                            9,319
  1,100    Standard Products Co.                          19,250
  2,700    Wolverine World Wide, Inc.                     29,362
  1,200    Wynns International, Inc.                      22,425
                                                     -----------
                                                         435,662
------------------------------------------------------------
Consumer Growth & Stable--1.3%
  3,100    Bio-Technology General Corp.(a)                20,537
  3,400    Caseys Gen Stores, Inc.                        51,000
    900    Cooper Companies, Inc.                         15,863
  4,500    DeVry, Inc.(a)                                105,469
  2,800    Dimon, Inc.                                    29,575
  1,500    Franklin Covey Co.                             29,344
  1,000    Nelson Thomas, Inc.                            12,750
                                                     -----------
                                                         264,538
------------------------------------------------------------
Containers & Packaging--0.5%
  2,300    Aptargroup, Inc.                               52,325
  1,600    Caraustar Industries, Inc.                     36,400
  1,750    Shorewood Packaging Corp.(a)                   23,625
                                                     -----------
                                                         112,350
------------------------------------------------------------
Cosmetics & Soaps--0.1%
  1,200    Natures Sunshine Products, Inc.           $    19,200
    900    USA Detergents, Inc.(a)                         7,200
                                                     -----------
                                                          26,400
------------------------------------------------------------
Distribution/Wholesalers--0.6%
  1,400    Applied Industrial Technologies, Inc.          22,838
  3,300    Brightpoint, Inc.                              25,369
    900    Castle (A.M.) & Co.                            13,556
    300    Global Motorsport Group, Inc.                   4,556
  1,500    Hughes Supply, Inc.                            42,750
    700    Lawson Products, Inc.                          15,400
    500    Swiss Army Brands, Inc.                         5,000
                                                     -----------
                                                         129,469
------------------------------------------------------------
Drugs & Medical Supplies--6.3%
  1,200    ADAC Laboratories                              28,800
  2,500    Advanced Tissue Sciences, Inc.(a)               7,578
  2,000    Alliance Pharmaceutical Corp.                   6,125
  1,700    Alpharma, Inc. (Class 'A'Stock)                44,625
  1,900    Ballard Medical Products                       38,119
  1,400    Bindley Western Industries, Inc.               46,200
  1,800    Cephalon, Inc.(a)                              13,162
  1,500    Coherent, Inc.(a)                              14,016
  1,500    COR Therapeutics, Inc.(a)                      11,625
  1,300    Cygnus, Inc.(a)                                 4,550
    800    Hologic, Inc.(a)                               10,400
  2,500    IDEXX Laboratories, Inc.(a)                    59,687
  1,400    Immune Response Corp.                          16,100
  1,700    Incyte Pharmaceuticals, Inc.(a)                36,125
  2,100    Invacare Corp.                                 49,350
  1,900    Jones Pharmaceutical, Inc.                     54,625
  1,800    Medimmune, Inc.(a)                            116,550
  1,600    Mentor Corp.                                   18,200
  1,100    Molecular Biosystems, Inc.(a)                   4,675
  4,400    NBTY, Inc.(a)                                  34,650
  2,000    North American Vaccine, Inc.(a)                22,000
  1,300    Noven Pharmaceuticals, Inc.(a)                  5,850
  2,100    Owens & Minor, Inc.                            24,412
  1,600    Parexel International Corp.                    62,400
  2,250    Patterson Dental Co.(a)                        83,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-93

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Drugs & Medical Supplies (cont'd.)
  1,600    Pharmaceutical Product Development,
             Inc.                                    $    44,800
  1,200    Protein Design Labs, Inc.(a)                   28,800
  2,000    Regeneron Pharmaceuticals, Inc.(a)             15,375
  1,300    Resound Corp.(a)                                5,525
  2,100    Respironics, Inc.(a)                           23,625
  1,900    Roberts Pharmaceutical Corp.                   36,337
  3,500    Safeskin Corp.(a)                             110,469
  2,000    Sequus Pharmaceuticals, Inc.(a)                19,375
    600    SpaceLabs Medical, Inc.(a)                      9,300
  2,000    Summit Technology, Inc.(a)                      7,438
  1,300    Sunrise Medical, Inc.(a)                       13,000
    700    Syncor International Corp.(a)                  11,594
  1,300    TheraTech, Inc.(a)                             11,862
  1,500    US Bioscience, Inc.(a)                         10,688
  1,600    Vertex Pharmaceuticals, Inc.(a)                36,800
  1,000    VISX, Inc.(a)                                  67,000
    800    Vital Signs, Inc.                              13,250
                                                     -----------
                                                       1,278,312
------------------------------------------------------------
Electrical Equipment--3.1%
    800    Analogic Corp.                                 27,600
  3,100    Anixter International, Inc.(a)                 48,244
  1,500    Applied Magnetics Corp.                         6,375
  2,400    Baldor Electric Co.                            52,500
  1,700    Belden, Inc.                                   22,844
  2,350    Burr-Brown Corp.                               39,950
  2,400    C-Cube Microsystems, Inc.(a)                   42,000
  2,600    Cognex Corp.                                   30,225
    700    Electro Scientific Industries, Inc.(a)         11,113
  1,200    Electroglas, Inc.(a)                           10,425
  1,500    Etec Systems, Inc.(a)                          39,094
    800    Hadco Corp.(a)                                 19,400
    650    Harmon Industries, Inc.                        14,300
  1,400    Helix Technology Corp.                         13,825
    900    Innovex, Inc.                                  10,913
  1,200    Juno Lighting, Inc.                            26,850
  2,500    KEMET Corp.(a)                                 27,812
  1,700    Kent Electronics Corp.(a)                      17,000
  3,300    Komag, Inc.(a)                                 10,106
  1,100    Kuhlman Corp.                                  35,681
  1,500    Kulicke & Soffa Industries, Inc.(a)       $    20,437
  2,200    Novellus Systems, Inc.                         57,750
  1,000    Technitrol, Inc.                               20,000
  1,500    Valence Technology, Inc.(a)                     6,375
  2,700    Vicor Corp.(a)                                 22,106
                                                     -----------
                                                         632,925
------------------------------------------------------------
Electronics--3.3%
    800    Alliant Techsystems, Inc.                      53,000
    600    Bell Industries, Inc.                           7,163
    700    Benchmark Electronics, Inc.(a)                 15,969
  1,700    BMC Industries, Inc.                           10,200
  1,850    Cable Design Technologies Corp.(a)             23,587
  2,100    Checkpoint Systems, Inc.                       18,244
    900    CTS Corp.                                      26,550
  1,900    Dallas Semiconductor Corp.                     51,300
  2,900    Digital Microwave Corp.                         8,881
  1,400    Dionex Corp.(a)                                32,550
  1,300    Envoy Corp.                                    28,437
  2,000    Filenet Corp.                                  28,000
  1,300    Harman International Industries, Inc.          47,694
    800    Integrated Circuit Systems, Inc.(a)             7,975
    900    Itron, Inc.(a)                                  5,963
  1,100    Marshall Industries(a)                         24,269
  2,200    Methode Eletronics, Inc. (Class 'A'
             Stock)                                       33,000
    700    Park Electrochemical Corp.                      9,537
  1,500    Photronics, Inc.(a)                            19,125
  1,700    Pioneer-Standard Electronics, Inc.             10,731
    900    Plexus Corp.(a)                                17,437
  3,200    S3, Inc.(a)                                     9,200
  2,700    Sanmina Corp.(a)                               75,937
  1,000    SpeedFam International, Inc.(a)                10,750
    500    Three-Five Systems, Inc.(a)                     3,594
  1,300    Ultratech Stepper, Inc.(a)                     19,744
  2,000    Unitrode Corp.(a)                              21,250
  2,900    VLSI Technology, Inc.(a)                       22,112
    500    Watkins Johnson Co.                             9,313
    700    Whittaker Corp.                                10,369
  1,300    X-Rite, Inc.                                   13,000
                                                     -----------
                                                         674,881

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-94

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Environmental Services--0.2%
  1,100    Dames & Moore, Inc.                       $    11,550
  1,000    Ionics, Inc.(a)                                26,500
    900    TETRA Technologies, Inc.(a)                    10,800
                                                     -----------
                                                          48,850
------------------------------------------------------------
Exploration & Production--0.3%
  2,400    Newfield Exploration Co.(a)                    54,000
------------------------------------------------------------
Financial Services--4.4%
  2,100    Americredit Corp.                              51,188
  2,100    Capital Resources Corp.                        57,487
  1,500    CMAC Investment Corp.                          65,250
  1,500    Cullen/Frost Bankers, Inc.                     72,375
    800    Dain Rauscher Corp.                            25,200
  1,300    Delphi Financial Group, Inc.(a)                51,188
  2,400    Eaton Vance Corp.                              55,350
  1,100    Gallagher (Arthur J.) & Co.                    45,375
  3,600    Legg Mason, Inc.                               94,725
  1,800    Orion Capital Corp.                            64,237
  1,600    Pioneer Group, Inc.                            26,400
  1,478    Primark Corp.(a)                               45,079
  3,150    Raymond James Financial, Inc.                  66,150
  1,200    SEI Investments Corp.                          83,400
  1,200    U.S. Trust Corp.                               79,650
                                                     -----------
                                                         883,054
------------------------------------------------------------
Food & Beverage--2.3%
  1,300    Canandaigua Wine, Inc.
             (Class 'A' Stock)(a)                         51,350
  4,200    Chiquita Brands International, Inc.            44,363
    500    Coca-Cola Bottling Co.                         30,000
  2,700    Earthgrains Co.                                83,531
  2,400    Fleming, Inc.                                  29,400
    600    J & J Snack Foods Corp.(a)                     11,100
    700    Nash-Finch Co.                                 10,281
  2,100    Ralcorp Holdings, Inc.                         29,400
  3,200    Richfood Holdings, Inc.                        49,200
  2,500    Smithfield Foods, Inc.(a)                      44,219
  1,800    Whole Foods Market, Inc.                       75,825
                                                     -----------
                                                         458,669
------------------------------------------------------------
Forest Products--0.1%
    900    Pope & Talbot, Inc.                       $     8,775
  1,300    Universal Forest Products, Inc.                20,638
                                                     -----------
                                                          29,413
------------------------------------------------------------
Furniture--1.4%
    800    Bassett Furniture Industries, Inc.             23,400
    700    Dixie Group, Inc.                               4,550
  2,000    Ethan Allen Interiors, Inc.(a)                 72,500
  3,400    La-Z-Boy, Inc.                                 66,725
  3,400    Mohawk Industries, Inc.(a)                     93,075
  1,000    Thomas Industries, Inc.                        21,437
                                                     -----------
                                                         281,687
------------------------------------------------------------
Health Care--2.1%
  1,500    Access Health, Inc.                            55,312
  2,000    American Oncology Resources, Inc.              20,250
  3,700    Coventry Healthcare, Inc.(a)                   24,513
    800    Curative Health Services, Inc.                 24,500
  1,000    Datascope Corp.                                22,125
    900    Diagnostic Products Corp.                      24,019
    700    Hauser, Inc.                                    2,800
  2,954    Integrated Health Services, Inc.               49,664
  2,400    Liposome Co., Inc.(a)                          13,650
  2,000    Magellan Health Services, Inc.                 21,625
  1,200    NCS Healthcare, Inc.                           21,150
    800    Pharmaceutical Marketing Services               7,200
  2,700    Renal Care Group, Inc.(a)                      69,187
  1,700    Sierra Health Services, Inc.(a)                33,469
  1,600    Sola International, Inc.(a)                    28,700
                                                     -----------
                                                         418,164
------------------------------------------------------------
Hospitals/Hospital Management--1.5%
  2,200    Genesis Health Ventures, Inc.(a)               26,950
  4,512    Mariner Post-Acute Network, Inc.               23,124
  1,100    Marquette Medical Systems, Inc.                47,781
  3,100    Orthodontic Centers of America, Inc.(a)        51,731
  1,000    Pediatrix Medical Group, Inc.(a)               44,875
  4,300    PhyCor, Inc.(a)                                21,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-95

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Hospitals/Hospital Management (cont'd.)
  2,100    Universal Health Services, Inc.
             (Class 'B' Stock)(a)                    $    87,675
                                                     -----------
                                                         303,636
------------------------------------------------------------
Housing Related--0.9%
  2,500    Fedders USA, Corp.                             12,813
  1,100    M.D.C. Holdings, Inc.                          20,281
    500    National Presto Industries, Inc.               18,750
  1,100    Oak Industries, Inc.                           29,700
  3,000    Oakwood Homes Corp.                            39,375
    900    Ryland Group, Inc.                             21,937
    600    Skyline Corp.                                  17,400
    700    U.S. Home Corp.                                20,563
                                                     -----------
                                                         180,819
------------------------------------------------------------
Insurance--5.2%
  2,100    Allied Group, Inc.                            100,931
  2,700    American Bankers Insurance Group, Inc.        114,750
  2,700    AMRESCO, Inc.                                  20,250
    600    Compdent Corp.(a)                               8,175
  2,400    Enhance Financial Services Group, Inc.         70,950
    700    Executive Risk, Inc.                           31,544
  1,580    Fidelity National Financial, Inc.              53,424
  3,500    First American Financial Corp.                112,000
  2,300    Fremont General Corp.                         110,400
  2,400    Frontier Insurance Group, Inc.                 31,800
    700    Galey & Lord, Inc.                              8,356
    800    Hilb, Rogal & Hamilton Co.                     15,100
  1,100    Life Resources Corp.                          101,131
  2,600    Mutual Risk Management Ltd.                    91,975
  1,200    NAC RE Corp.                                   59,100
  1,200    Protective Life Corp.                          43,200
  1,900    Selective Insurance Group, Inc.                36,337
    700    Trenwick Group, Inc.                           20,388
  1,100    Zenith National Insurance Corp.                27,569
                                                     -----------
                                                       1,057,380
------------------------------------------------------------
Leisure--1.9%
  1,800    Arctic Cat, Inc.                          $    16,087
  2,900    Aztar Corp.(a)                                 11,238
    700    Carmike Cinemas, Inc. (Class 'A'
             Stock)(a)                                    12,863
  1,600    Family Golf Centers, Inc.(a)                   28,400
  1,100    Galoob Toys, Inc.(a)                           12,513
    500    GC Companies, Inc.(a)                          19,312
  2,700    Grand Casinos, Inc.(a)                         21,431
  1,700    Hollywood Park, Inc.(a)                        17,637
    800    Huffy Corp.                                    11,300
  1,000    K2, Inc.(a)                                    17,687
  1,950    Marcus Corp.                                   30,225
  2,436    Midway Games, Inc.                             28,471
  2,000    Players International, Inc.(a)                  9,500
  1,800    Polaris Industries, Inc.                       55,800
  1,800    Primadonna Resorts, Inc.                       13,838
  3,400    Prime Hospitality Corp.(a)                     23,800
  1,700    Sturm Ruger & Co., Inc.                        26,562
    750    Thor Industries, Inc.                          15,938
  1,500    Winnebago Industries, Inc.                     16,875
                                                     -----------
                                                         389,477
------------------------------------------------------------
Machinery--1.9%
  2,495    Applied Power, Inc. (Class 'A' Stock)          68,145
    600    Astec Industries, Inc.(a)                      25,575
    900    Flow International Corp.(a)                     8,325
  1,400    Graco, Inc.                                    32,550
  1,800    Halter Marine Group, Inc.                      20,475
  2,900    JLG Industries, Inc.                           46,219
    900    Lindsay Manufacturing Co.(a)                   13,387
  3,200    Paxar Corp.                                    28,400
  1,300    Regal Beloit Corp.                             28,925
    600    Rival Co.                                       4,800
    700    Robbins & Myers, Inc.                          14,831
  2,000    Roper Industries, Inc.                         34,750
  1,400    Royal Appliance Manufacturing Co.(a)            5,425
    800    SPX Corp.                                      33,050
    800    Toro Co.                                       16,550
                                                     -----------
                                                         381,407

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-96

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Metals - Ferrous--0.4%
    700    Acme Metals, Inc.(a)                      $     1,706
  1,800    Birmingham Steel Corp.                         14,288
    900    Commercial Metals Co.                          20,700
  1,500    Northwestern Steel & Wire Co.(a)                2,953
    900    Quanex Corp.                                   17,831
    800    Steel Technologies, Inc.                        5,800
  1,200    WHX Corp.(a)                                   15,450
                                                     -----------
                                                          78,728
------------------------------------------------------------
Metals - Nonferrous--0.3%
    600    Amcast Industrial Corp.                         8,813
  1,800    AMCOL International Corp.                      20,475
  1,000    Commonwealth Industries, Inc.                   8,125
  3,500    Hecla Mining Co.(a)                            17,719
  1,100    IMCO Recycling, Inc.(a)                        15,606
                                                     -----------
                                                          70,738
------------------------------------------------------------
Mineral Resources--1.9%
  2,300    Dekalb Genetics Corp.                         211,600
  2,466    Delta & Pine Land Co.                         108,504
    900    Dravo Corp.                                    11,362
    500    Kronos, Inc.(a)                                18,500
    700    Lone Star Industries, Inc.                     41,825
                                                     -----------
                                                         391,791
------------------------------------------------------------
Miscellaneous Basic Industry--3.1%
  1,800    Apogee Enterprises, Inc.                       22,050
  2,500    Blount International, Inc.
             (Class 'A' Stock)                            59,375
  1,500    Clarcor, Inc.                                  23,063
  2,300    Corn Products International, Inc.              58,075
    600    CPI Corp.                                      14,212
  1,000    Gibson Greetings, Inc.(a)                      20,313
  1,400    Global Industrial Technologies, Inc.            9,800
  1,900    Griffon Corp.(a)                               16,625
    500    Insteel Industries, Inc.                        2,406
  3,400    Interface, Inc.                                40,800
    816    Intermagnetics General Corp.                    5,712
  1,600    Intermet Corp.(a)                              20,300
  1,500    Kaman Corp.                                    25,687
    800    LSB Industies, Inc.                       $     2,700
  1,000    Lydall, Inc.(a)                                10,250
  1,000    O'Sullivan Corp.                                8,500
  1,400    Pre Paid Legal Services, Inc.                  35,787
    800    SPS Technologies, Inc.(a)                      37,250
    800    Standex International Corp.                    19,100
  1,800    Superior Services, Inc.                        50,737
  1,400    Texas Industries, Inc.                         35,175
  2,400    Tredegar Industries, Inc.                      43,950
  1,800    Valmont Industries, Inc.                       22,050
    600    Walbro Corp.                                    4,838
  1,400    Watsco, Inc.                                   21,000
    900    Wolverine Tube, Inc.(a)                        18,956
                                                     -----------
                                                         628,711
------------------------------------------------------------
Office Equipment & Supplies--0.3%
  2,000    John H. Harland Co.                            27,125
    400    Nashua Corp.                                    5,900
    900    New England Business Service, Inc.             27,844
                                                     -----------
                                                          60,869
------------------------------------------------------------
Oil & Gas--1.7%
  1,900    Benton Oil & Gas Co.(a)                        10,806
  1,600    Cabot Oil & Gas Corp. (Class 'A' Stock)        24,400
    700    Cascade Natural Gas Corp.                      11,550
  1,000    Cross (A.T.) Co. (Class 'A' Stock)              7,125
  2,900    Cross Timbers Oil Co.                          43,681
  1,200    HS Resources, Inc.                             13,725
  1,700    Northwest Natural Gas Co.                      47,016
  6,700    Santa Fe Energy Resources, Inc.(a)             63,231
  2,100    Snyder Oil Corp.                               33,469
  2,000    Southwest Gas Corp.                            40,875
  3,300    Vintage Petroleum, Inc.                        37,950
    600    Wiser Oil Co.                                   3,188
                                                     -----------
                                                         337,016
------------------------------------------------------------
Oil & Gas Services--1.8%
  2,100    Barrett Resources Corp.(a)                     42,394
  1,100    Daniel Industries, Inc.                        15,056
  2,100    Devon Energy Corp.                             69,169
  2,800    Input/Output, Inc.(a)                          22,225
  1,400    Oceaneering International, Inc.(a)             19,950

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-97

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Oil & Gas Services (cont'd.)
  1,400    Offshore Logistics, Inc.(a)               $    17,675
    600    Pennsylvania Enterprises, Inc.                 15,000
  1,100    Plains Resources, Inc.(a)                      18,562
  2,500    Pogo Producing Co.                             37,344
  1,300    Pool Energy Services Co.(a)                    11,863
  3,200    Pride International, Inc.                      25,600
  1,300    Remington Oil And Gas Corp.
             (Class 'B' Stock)(a)                          5,606
  1,400    Seitel, Inc.(a)                                15,137
  1,600    Southwestern Energy Co.                        13,600
    700    St. Mary Land & Exploration Co.                16,712
  3,000    Tuboscope Vetco International, Inc.(a)         34,875
                                                     -----------
                                                         380,768
------------------------------------------------------------
Paper and Related Products--0.5%
  1,400    Brady (W.H.) Co. (Class 'A' Stock)             29,050
  2,400    Buckeye Technologies, Inc.(a)                  43,350
  1,000    Schweitzer-Mauduit International, Inc.         21,750
                                                     -----------
                                                          94,150
------------------------------------------------------------
Precious Metals--0.5%
  1,400    Coeur d'Alene Mines Corp.                      10,238
  1,900    Getchell Gold Corp.(a)                         40,019
  2,000    Glamis Gold Ltd.                                5,125
  1,300    Stillwater Mining Co.(a)                       41,031
                                                     -----------
                                                          96,413
------------------------------------------------------------
Real Estate - Developers--0.3%
  2,500    Toll Brothers, Inc.(a)                         57,344
------------------------------------------------------------
Restaurants--2.2%
  2,000    Applebee's International, Inc.                 41,750
    800    Au Bon Pain Co., Inc.
             (Class 'A' Stock)(a)                          4,875
  1,200    CEC Entertainment, Inc.                        24,300
  1,300    Cheesecake Factory, Inc.(a)                    20,150
  3,150    CKE Restaurants, Inc.                          93,712
  1,325    Consolidated Products, Inc.                    23,270
  2,500    Foodmaker, Inc.(a)                             39,219
    600    IHOP Corp.                                $    22,125
  1,900    Landry's Seafood Restaurants, Inc.             12,825
  1,500    Luby's Cafeterias, Inc.                        24,188
  2,100    Ruby Tuesday, Inc.(a)                          31,762
  2,800    Ryan's Family Steak Houses, Inc.(a)            33,425
  3,100    Shoney's, Inc.                                  5,813
  1,200    Sonic Corp.(a)                                 21,000
    100    Taco Cabana, Inc.(a)                              606
  1,500    TCBY Enterprises, Inc.                          9,188
  1,900    TriArc Companies, Inc.
             (Class 'A' Stock)(a)                         29,569
                                                     -----------
                                                         437,777
------------------------------------------------------------
Retail--5.0%
  1,700    AnnTaylor Stores Corp.(a)                      34,531
  2,400    Bombay Company, Inc.(a)                        12,750
  1,100    Books-A-Million, Inc.(a)                        2,819
  1,100    Brown Group, Inc.                              16,913
    800    Building Materials Holdings Corp.(a)           10,500
  1,500    Cash America International, Inc.               16,688
  1,700    Cato Corp. (Class 'A' Stock)                   19,762
    500    Damark International, Inc.
             (Class 'A' Stock)(a)                          3,625
  1,500    Dress Barn, Inc.(a)                            18,187
  1,100    Express Scripts, Inc. (Class 'A' Stock)        90,475
  1,300    Filene's Basement Corp.(a)                      2,275
  1,700    Footstar, Inc.(a)                              38,569
  2,200    Goody's Family Clothing, Inc.                  26,400
    700    Gottschalks, Inc.(a)                            5,119
  1,300    Hancock Fabrics, Inc.                          12,513
    900    J. Baker, Inc.(a)                               4,050
  1,800    Jan Bell Marketing, Inc.                       11,700
  1,200    Jo Ann Stores, Inc.                            26,700
  1,900    Just For Feet, Inc.                            24,225
    300    K-Swiss, Inc. (Class 'A' Stock)                 6,975
  1,100    Lechters, Inc.(a)                               3,781
    600    Lillian Vernon Corp.                            8,138
  2,600    Linens N Things, Inc.                          71,500
  2,000    Michaels Stores, Inc.(a)                       51,000
  1,400    O'Reilly Automotive, Inc.(a)                   50,750
    245    Payless Cashways, Inc.                            260
  6,600    Pier 1 Imports, Inc.                           49,500
  1,600    Regis Corp.                                    50,400

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-98

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
  1,400    Russ Berrie & Co., Inc.                   $    26,687
  1,700    Shopko Stores, Inc.                            55,250
  2,000    Sports Authority, Inc.                         15,250
  2,900    Stein Mart, Inc.(a)                            23,200
  3,000    Stride Rite Corp.                              24,562
  2,200    The Men's Wearhouse, Inc.                      37,950
    700    Timberland Co. (Class 'A' Stock)               25,550
  3,600    Williams-Sonoma, Inc.(a)                       76,725
  2,400    Zale Corp.                                     61,500
                                                     -----------
                                                       1,016,779
------------------------------------------------------------
Telecommunications--2.9%
  1,700    Allen Telecom, Inc.(a)                         11,369
  3,400    Aspect Telecommunications Corp.(a)             81,600
  1,600    Avid Technology, Inc.(a)                       38,100
    800    BroadBand Technologies, Inc.(a)                 2,250
    600    C-Cor Electronics, Inc.                         7,725
  1,000    California Microwave, Inc.(a)                   8,250
    500    Centigram Communications Corp.(a)               3,938
  3,100    Commscope, Inc.                                35,844
  1,000    Dialogic Corp.                                 27,875
  3,000    General Communication, Inc.(a)                 11,062
  2,300    General Semiconductor, Inc.                    13,800
  1,700    Intermediate Telephone, Inc.                   21,994
  3,200    International Rectifier Corp.(a)               16,400
    900    InterVoice, Inc.(a)                            20,644
  1,500    Lattice Semiconductor Corp.(a)                 37,125
    917    Nova Corp.                                     28,125
  2,700    P-COM, Inc.(a)                                 10,547
  2,400    Picturetel Corp.(a)                            15,450
  1,000    Symmetricom, Inc.(a)                            5,250
  1,400    TCSI Corp.(a)                                   4,069
  4,200    Tele-Save Holdings, Inc.                       46,987
  1,100    TJ International, Inc.                         20,625
  4,700    Vitesse Semiconductor Corp.(a)                111,037
                                                     -----------
                                                         580,066
------------------------------------------------------------
Textiles--1.6%
    600    Angelica Corp.                                  9,638
    900    Ashworth, Inc.(a)                               6,075
  1,400    Authentic Fitness Corp.                   $    21,350
  1,700    Cone Mills Corp.(a)                             8,500
    900    Cyrk, Inc.                                      9,450
  1,600    Delta Woodside Industries, Inc.                 6,300
  1,600    Guilford Mills, Inc.                           23,800
  1,600    Gymboree Corp.(a)                              12,000
    500    Haggar Corp.                                    5,500
  2,200    Hartmarx Corp.(a)                              14,438
    700    Johnston Industies, Inc.                        2,231
  1,400    Kellwood Co.                                   37,625
  2,700    Nautica Enterprises, Inc.(a)                   50,456
  1,200    Oshkosh B'Gosh, Inc. (Class 'A' Stock)         24,900
    600    Oxford Industries, Inc.                        18,450
  1,700    Phillips-Van Heusen Corp.                      16,150
    934    Pillowtex Corp.                                27,436
  1,100    St. John Knits, Inc.                           17,737
  1,900    Tultex Corp.                                    3,325
                                                     -----------
                                                         315,361
------------------------------------------------------------
Transportation/Trucking/Shipping--1.9%
  2,200    Air Express International Corp.                35,200
  2,000    American Freightways, Inc.                     15,000
  1,200    Arkansas Best Corp.                             6,900
  1,600    Expeditors International of Washington,
             Inc.                                         44,400
  2,300    Fritz Companies, Inc.                          15,669
  1,100    Frozen Food Express Industries, Inc.            7,425
  1,900    Heartland Express, Inc.(a)                     31,350
  1,300    Kirby Corp.(a)                                 27,300
    700    Landstar Systems, Inc.(a)                      19,731
    800    M.S. Carriers, Inc.(a)                         15,900
  1,300    Pittston Burlington Group                       9,669
    600    Railtex, Inc.                                   7,050
  3,900    Rollins Truck Leasing Corp.                    43,631
    900    Rural/Metro Corp.                               7,200
  1,700    USFreightways Corp.                            33,787
  3,125    Werner Enterprises, Inc.                       49,219
  1,700    Yellow Corp. (b)                               22,950
                                                     -----------
                                                         392,381

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-99

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric--4.1%
    500    Aquarion Co.                              $    16,844
  2,000    Atmos Energy Corp.                             57,125
    500    Bangor Hydro-Electric Co.(a)                    4,875
  1,200    Central Hudson Gas & Electric Co.              50,250
    900    CILCORP, Inc.                                  47,194
  1,400    Commonwealth Energy Systems                    50,925
    600    Connecticut Energy Corp.                       16,200
    600    Consumers Water Co.                            17,100
  1,300    Eastern Utilities Associates                   33,963
  1,800    Energen Corp.                                  34,200
    300    Green Mountain Power Corp.                      3,431
  1,900    KCS Energy, Inc.                                9,738
  1,300    New Jersey Resources Corp.                     46,312
    900    Orange & Rockland Utilities, Inc.              49,387
  1,800    Philadelphia Suburban Corp.                    48,262
  2,000    Piedmont Natural Gas, Inc.                     67,750
  1,300    Public Service Co., Inc.                       30,063
  2,000    Sierra Pacific Resources                       77,625
    900    The United Illuminating Co.                    47,025
    800    TNP Enterprises, Inc.                          27,950
  2,400    United Water Resources, Inc.                   40,800
  2,400    Wicor, Inc.                                    57,300
                                                     -----------
                                                         834,319
------------------------------------------------------------
Utilities - Water--0.1%
    600    American States Water Co.                      15,900
                                                     -----------
           Total long-term investments
             (cost $23,886,281)                       18,839,855


Principal
 Amount
 (000)               Description               Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.4%
------------------------------------------------------------
U.S. GOVERNMENT SECURITY--0.5%
   $100    United States Treasury Bill,
             4.66%, 12/17/98(b)
             (cost $99,003)                          $    99,003
------------------------------------------------------------
REPURCHASE AGREEMENT--5.9%
  1,186    Joint Repurchase Agreement Account,
             5.52%, 10/1/98 (Note 5)
             (cost $1,186,000)                         1,186,000
                                                     -----------
           Total short-term investments
             (cost $1,285,003)                         1,285,003
------------------------------------------------------------
Total Investments--99.4%
           (cost $25,171,283; Note 4)                 20,124,858
           Other assets in excess of
             liabilities--0.6%                           130,829
                                                     -----------
           Net Assets--100%                          $20,255,687
                                                     -----------
                                                     -----------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-100

                                                PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities             PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $25,171,283)................................................................      $    20,124,858
Cash....................................................................................................                  229
Receivable for investments sold.........................................................................              167,455
Receivable from Manager.................................................................................              132,136
Receivable for Fund shares sold.........................................................................               28,616
Dividends and interest receivable.......................................................................               11,222
Other assets............................................................................................                  276
                                                                                                              ------------------
   Total assets.........................................................................................           20,464,792
                                                                                                              ------------------
Liabilities
Accrued expenses and other liabilities..................................................................               93,461
Payable for investments purchased.......................................................................               71,596
Due to broker-variation margin..........................................................................               28,345
Payable for Fund shares repurchased.....................................................................               15,703
                                                                                                              ------------------
   Total liabilities....................................................................................              209,105
                                                                                                              ------------------
Net Assets..............................................................................................      $    20,255,687
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................      $        25,023
   Paid-in capital in excess of par.....................................................................           24,794,115
                                                                                                              ------------------
                                                                                                                   24,819,138
   Undistributed net investment income..................................................................               96,778
   Accumulated net realized gain on investments.........................................................              389,346
   Net unrealized depreciation on investments...........................................................           (5,049,575)
                                                                                                              ------------------
Net assets, September 30, 1998..........................................................................      $    20,255,687
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share
   ($20,255,687 / 2,502,249 shares of beneficial interest issued and outstanding).......................                $8.09

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-101

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Operations
------------------------------------------------------------

                                            October 1, 1997(a)
                                                 Through
Net Investment Income                       September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes
      of $53)............................      $    174,189
   Interest..............................            47,417
                                            ------------------
      Total income.......................           221,606
                                            ------------------
Expenses
   Management fee........................            67,841
   Custodian's fees and expenses.........           156,000
   Registration fees.....................            39,000
   Reports to shareholders...............            40,000
   Legal fees............................            20,000
   Amortization of organization
      expense............................            19,620
   Audit fees............................            18,000
   Transfer agent's fees and expenses....            11,000
   Trustees' fees........................             7,000
   Miscellaneous.........................             2,643
                                            ------------------
      Total operating expenses...........           381,104
Less: Expense subsidy (Note 2)...........          (268,030)
                                            ------------------
      Net expenses.......................           113,074
                                            ------------------
Net investment income....................           108,532
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions...............           542,275
   Financial futures contracts...........          (152,929)
                                            ------------------
                                                    389,346
                                            ------------------
Net change in unrealized depreciation on:
   Investments...........................        (5,046,425)
   Financial futures contracts...........            (3,150)
                                            ------------------
Net loss on investments..................        (5,049,575)
                                            ------------------
Net Decrease in Net Assets
Resulting from Operations................      $ (4,551,697)
                                            ------------------
                                            ------------------

---------------
  (a) Commencement of investment operations.

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                            October 1, 1997(a)
Increase in                                      Through
Net Assets                                  September 30, 1998
Operations
   Net investment income..................     $    108,532
   Net realized gain on investment
      transactions........................          389,346
   Net change in unrealized
      depreciation on investments.........       (5,049,575)
                                            ------------------
   Net decrease in net assets resulting
      from operations.....................       (4,551,697)
                                            ------------------
Dividends and distributions (Note 1):
   Dividends to shareholders from net
      investment income...................          (31,374)
                                            ------------------
Fund share transactions (Note 6):
   Net proceeds from shares sold..........       28,670,830
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions.......................           31,360
   Cost of shares reacquired..............       (3,863,432)
                                            ------------------
   Net increase in net assets from
      Fund share transactions.............       24,838,758
                                            ------------------
Net increase..............................       20,255,687
                                            ------------------
Net Assets
Beginning of period.......................               --
                                            ------------------
End of period(b)..........................     $ 20,255,687
                                            ------------------
                                            ------------------
---------------
  (a) Commencement of investment
  operations.
  (b) Includes undistributed net
      investment income of................     $     77,158
                                            ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-102

                                                PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                   PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds (the 'Funds'). Prudential Small-Cap Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 1,860,203 shares of beneficial interest of the Fund were sold for $18,602,031 to The Prudential Insurance Company of America ('The Prudential'). The Fund's investment objective is to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Price Index price for that purpose.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies
--------------------------------------------------------------------------------
                                      B-103

                                                PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                   PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
and to distribute all of its taxable net investment income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Offering Expenses: Approximately $19,600 of costs were incurred in connection with the offering and initial registration of the Fund and have been deferred and are being amortized ratably over a period of twelve months from the date each of the Funds commenced investment operations. At September 30, 1998, deferred offering expenses were fully amortized.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $19,620 and decrease paid-in capital in excess of par by $19,620. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investment Fund Management LLC ('PIFM' or the 'Manager'.) Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.

PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .50% of the average net assets of the Fund for the fiscal year ending September 30, 1998. This voluntary waiver may be terminated at any time without notice. For the period ended September 30, 1998, PIFM subsidized $268,030 for the expenses of the Fund (1.18% of the average net assets of the Fund/$.11 per share.)

Prudential Securities Incorporated ('PSI') acted as the distributor of the Fund's shares through May 31, 1998. Prudential Investment Management Services ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving under the same terms and conditions as under the agreement with PSI. Under the distribution agreement, PSI and PIMS incurred the expenses of distributing the Fund's shares, none of which is reimbursed or paid for by the Fund.

PIC, PIFM, PIMS and PSI are wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the period ended September 30, 1998. The funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the funds. The Agreement expires on December 29, 1998.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1998, the Fund incurred fees of approximately $3,000 for the services of PMFS. As of September 30, 1998, approximately $500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1998 aggregated $35,189,048 and $11,302,768, respectively.

On September 30, 1998, the Fund held one purchased financial futures contract on the S&P Midcap 400 Index expiring December 30, 1998. The cost of such contract was $1,247,950. The value of the contract on September 30, 1998 was $1,244,800, thereby resulting in an unrealized loss of $3,150.

The cost basis of investments for federal income tax purposes is $25,171,284 and, accordingly, as of September 30, 1998, net unrealized appreciation for federal income tax purposes was $5,046,425 (gross unrealized appreciation--$1,222,048; gross unrealized depreciation--$6,268,473).
--------------------------------------------------------------------------------
                                      B-104

                                                PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                   PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had a .161% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $1,186,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.

Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.

Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.
------------------------------------------------------------
Note 6. Capital

The Series offers Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value. Transactions in shares of beneficial interest during the year ended September 30, 1998 were as follows:

Class Z                                              Shares
-------------------------------------------------   ---------
Shares sold......................................   2,895,380
Shares issued in reinvestment of dividends and
  distributions..................................       3,379
Shares reacquired................................    (396,510)
                                                    ---------
Net increase in shares outstanding...............   2,502,249
                                                    ---------
                                                    ---------

Of the total shares outstanding on September 30, 1998, PIFM and affiliates owned 1,898,856 shares of the Fund.
--------------------------------------------------------------------------------
                                      B-105

                                                PRUDENTIAL INDEX SERIES FUND
Financial Highlights                            PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                                             October 1, 1997(a)
                                                                                                                   through
                                                                                                             September 30, 1998
                                                                                                            ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................................................          $ 10.00
                                                                                                                    ------
Income from investment operations
Net investment income (b)................................................................................              .04
Net realized and unrealized gain (loss) on investments...................................................            (1.94)
                                                                                                                    ------
   Total from investment operations......................................................................            (1.90)
                                                                                                                    ------
Less distributions:
Dividends from net investment income.....................................................................             (.01)
                                                                                                                    ------
Net asset value, end of year.............................................................................          $  8.09
                                                                                                                    ------
                                                                                                                    ------
TOTAL RETURN(c):.........................................................................................           (18.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................................................          $20,256
Average net assets (000).................................................................................          $22,676
Ratios to average net assets: (b)
   Expenses..............................................................................................              .50%
   Net investment income.................................................................................              .48%
Portfolio turnover.......................................................................................               52%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-106

                                                PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants               PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Small-Cap Index Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Small-Cap Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1998 and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.8%
COMMON STOCKS--97.8%
------------------------------------------------------------
Aerospace/Defense--1.6%
  3,325    Aeroquip-Vickers, Inc.                 $       95,594
 68,724    Allied Signal, Inc.                         2,431,111
123,584    Boeing Co.                                  4,240,476
 15,106    General Dynamics Corp.                        758,132
 24,278    Lockheed Martin Corp.                       2,447,526
  8,120    Northrop Grumman Corp.                        592,760
 41,544    Raytheon Co.                                2,240,779
 24,663    Rockwell International Corp.                  890,951
 28,360    United Technologies Corp.                   2,167,768
                                                  --------------
                                                      15,865,097
------------------------------------------------------------
Airlines--0.4%
 22,149    AMR Corp.(a)                                1,227,885
  9,242    Delta Airlines, Inc.                          898,784
 41,322    Southwest Airlines Co.                        826,440
 12,521    USAir Group, Inc.(a)                          633,876
                                                  --------------
                                                       3,586,985
------------------------------------------------------------
Aluminum--0.3%
 28,529    Alcan Aluminum Ltd.                           668,649
 22,916    Aluminum Co. of America                     1,627,036
  8,836    Reynolds Metals Co.                           448,979
                                                  --------------
                                                       2,744,664
------------------------------------------------------------
Automobiles & Trucks--1.7%
 78,533    Chrysler Corp.                              3,759,767
  4,579    Cummins Engine Co., Inc.                      136,225
 20,140    Dana Corp.                                    751,474
147,989    Ford Motor Co.                              6,946,234
 81,778    General Motors Corp.                        4,472,234
 22,699    Genuine Parts Co.                             682,389
 10,576    Johnson Controls, Inc.                        491,784
  8,760    Navistar International Corp.(a)               198,195
                                                  --------------
                                                      17,438,302
Banking--7.4%
 42,793    Associates First Capital Corp.         $    2,792,243
 86,194    Banc One Corp.                              3,674,019
 35,828    BankBoston Corp.                            1,182,324
 91,336    Bank of New York Co., Inc.                  2,500,323
 84,194    BankAmerica Corp.                           5,062,164
 11,877    Bankers Trust Corp.                           700,743
  7,989    Capital One Financial                         826,861
105,084    Chase Manhattan Corp.                       4,544,883
 55,208    Citicorp                                    5,130,893
 19,161    Comerica, Inc.                              1,050,262
 33,064    Fifth Third Bancorp                         1,901,180
 35,631    First Chicago Corp.                         2,440,724
118,649    First Union Corp.                           6,073,346
 34,572    Fleet Financial Group, Inc.                 2,538,881
  6,964    Golden West Financial Corp.                   569,742
 14,955    H.F. Ahmanson & Co.                           830,003
 25,410    Huntington Bancshares, Inc.                   638,426
 21,690    J.P. Morgan & Co., Inc.                     1,835,516
 53,535    KeyCorp                                     1,545,823
 32,273    Mellon Bank Corp.                           1,777,032
 19,086    Mercantile Bancorporation, Inc.               923,285
 40,749    National City Corp.                         2,686,887
116,894    NationsBank Corp.                           6,253,829
 13,581    Northern Trust Corp.                          926,903
 93,810    Norwest Corp.                               3,359,571
 37,136    PNC Bank Corp.                              1,671,120
 11,334    Providian Financial Corp.                     961,265
 12,829    Republic New York Corp.                       506,746
 19,731    State Street Corp.                          1,076,573
 22,077    Summit Bancorp                                827,888
 26,183    Suntrust Banks, Inc.                        1,623,346
 91,058    U.S. Bancorp                                3,238,250
  3,000    Union Planters Corp.                          150,750
 10,463    Wells Fargo & Co.                           3,714,365
                                                  --------------
                                                      75,536,166

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-108

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages--2.7%
  4,847    Adolph Coors Co.                       $      222,659
 59,527    Anheuser Busch Companies, Inc.              3,214,458
  8,338    Brown-Forman Corp.                            500,280
302,732    Coca-Cola Co.                              17,444,932
182,981    PepsiCo, Inc.                               5,386,503
 41,821    Seagram Co., Ltd.                           1,199,740
                                                  --------------
                                                      27,968,572
------------------------------------------------------------
Chemicals--1.8%
 29,032    Air Products & Chemicals, Inc.                863,702
 27,494    Dow Chemical Co.                            2,349,019
139,415    E.I. du Pont de Nemours & Co.               7,824,667
  9,693    Eastman Chemical Co.                          488,891
  4,273    FMC Corp.(a)                                  220,327
 11,631    Hercules, Inc.                                349,657
 73,630    Monsanto Co.                                4,150,891
  9,098    Nalco Chemical Co.                            268,391
  1,450    Octel Corp.                                    19,937
 22,245    Rohm & Haas Co.                               618,689
 11,816    Sigma-Aldrich Corp.                           341,187
 16,553    Union Carbide Corp.                           713,848
                                                  --------------
                                                      18,209,206
------------------------------------------------------------
Chemical-Specialty--0.2%
 17,704    Engelhard Corp.                               313,139
  6,890    Great Lakes Chemical Corp.                    267,849
 15,765    Morton International, Inc.                    344,859
 19,079    Praxair, Inc.                                 623,645
 10,164    Raychem Corp.                                 247,748
  8,344    W.R. Grace & Co.                              103,779
                                                  --------------
                                                       1,901,019
Commercial Services--0.1%
 10,019    Deluxe Corp.                           $      284,915
 10,134    Moore Corp. Ltd.                              107,041
                                                  --------------
                                                         391,956
------------------------------------------------------------
Computer Software & Services--7.7%
 43,262    3Com Corp.(a)                               1,300,564
  8,105    Adobe Systems, Inc.                           281,142
  5,205    Autodesk, Inc.                                136,631
 37,139    Automatic Data Processing, Inc.             2,776,140
  8,000    BMC Software Inc.(a)                          480,500
 17,685    Cabletron Systems, Inc.(a)                    198,956
  8,895    Ceridian Corp.(a)                             510,351
190,886    Cisco Systems, Inc.(a)                     11,799,141
 68,058    Computer Associates International,
             Inc.                                      2,518,146
 18,951    Computer Sciences Corp.(a)                  1,032,829
157,820    Dell Computer Corp.(a)                     10,376,665
 61,404    EMC Corp.(a)                                3,511,541
 54,932    First Data Corp.                            1,290,902
 19,246    Gateway 2000 Inc.(a)                        1,003,198
 10,010    KLA Instruments Corp.(a)                      248,999
 25,808    Micron Technology, Inc.                       785,531
302,553    Microsoft Corp.(a)                         33,299,740
 43,302    Novell, Inc.(a)                               530,449
118,640    Oracle Corp.(a)                             3,455,390
 32,079    Parametric Technology Co.(a)                  322,795
 29,665    Seagate Technology, Inc.(a)                   743,479
 21,546    Silicon Graphics, Inc.(a)                     201,994
 46,112    Sun Microsystems, Inc.(a)                   2,296,954
                                                  --------------
                                                      79,102,037
------------------------------------------------------------
Construction--0.1%
  9,737    Fluor Corp.                                   399,826
  4,714    Foster Wheeler Corp.                           64,818
  4,791    Kaufman & Broad Home Corp.                    112,289
  5,743    Pulte Corp.                                   141,062
                                                  --------------
                                                         717,995

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-109

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Containers--0.1%
  3,758    Ball Corp.                             $      132,469
  6,905    Bemis Co., Inc.                               242,107
 14,976    Crown Cork & Seal Co., Inc.(a)                400,608
 19,126    Owens-Illinois, Inc.(a)                       478,150
                                                  --------------
                                                       1,253,334
------------------------------------------------------------
Cosmetics & Soaps--2.2%
  6,657    Alberto-Culver Co.                            155,607
 33,472    Avon Products, Inc.                           939,308
 12,666    Clorox Co.                                  1,044,945
 36,065    Colgate-Palmolive Co.                       2,470,453
137,439    Gillette Co.                                5,257,042
 13,275    International Flavors & Fragrances,
             Inc.                                        438,075
164,619    Procter & Gamble Co.                       11,677,660
                                                  --------------
                                                      21,983,090
------------------------------------------------------------
Diversified Gas--0.1%
 25,503    Coastal Corp.                                 860,726
  2,508    Eastern Enterprises, Inc.                     105,649
  5,423    NICOR, Inc.                                   224,716
  3,576    Oneok, Inc.                                   121,584
                                                  --------------
                                                       1,312,675
------------------------------------------------------------
Drugs & Medical Supplies--12.2%
189,074    Abbott Laboratories                         8,212,902
  8,391    Allergan, Inc.                                489,825
 11,403    ALZA Corp.(a)                                 494,605
161,691    American Home Products Corp.                8,468,566
 31,331    Amgen, Inc.(a)                              2,367,449
  7,238    Bausch & Lomb, Inc.                           284,996
 35,037    Baxter International, Inc.                  2,084,701
 30,712    Becton Dickinson & Co.                      1,263,031
 13,188    Biomet, Inc.(a)                               457,459
 23,831    Boston Scientific Corp.(a)                  1,224,318
122,307    Bristol-Myers Squibb Co.                   12,704,640
  6,856    C.R. Bard, Inc.                               252,815
 16,566    Cardinal Health, Inc.                  $    1,710,439
135,597    Eli Lilly & Co.                            10,618,940
 18,374    Guidant Corp.                               1,364,269
164,874    Johnson & Johnson                          12,901,390
  8,203    Mallinckrodt, Inc.                            166,623
 57,779    Medtronic, Inc.                             3,343,960
146,222    Merck & Co., Inc.                          18,944,888
160,586    Pfizer, Inc.                               17,012,079
 62,014    Pharmacia & Upjohn, Inc.                    3,112,328
 89,962    Schering- Plough Corp.                      9,316,690
 10,366    St. Jude Medical, Inc.(a)                     239,714
  9,156    United States Surgical Corp.                  381,691
100,556    Warner-Lambert Co.                          7,591,978
                                                  --------------
                                                     125,010,296
------------------------------------------------------------
Electronics--3.9%
 17,062    Advanced Micro Devices, Inc.(a)               316,713
 26,692    AMP, Inc.                                     954,239
 16,006    Apple Computer, Inc.                          610,229
  4,741    Data General Corp.(a)                          51,558
  5,085    EG&G, Inc.                                    115,048
 48,100    Electronic Data Systems Corp.               1,596,319
 54,475    Emerson Electric Co.                        3,391,069
 10,106    Harris Corp.                                  323,392
127,718    Hewlett-Packard Co.                         6,761,072
207,172    Intel Corp.                                17,764,999
 16,522    LSI Logic Corp.(a)                            208,590
 73,612    Motorola, Inc.                              3,142,312
 19,876    National Semiconductor Corp.(a)               192,549
  5,941    Perkin-Elmer Corp.                            408,072
 12,227    Tandy Corp.                                   654,145
  6,012    Tektronix, Inc.                                93,186
 48,288    Texas Instruments, Inc.                     2,547,192
  6,333    Thomas & Betts Corp.                          241,050
                                                  --------------
                                                      39,371,734
------------------------------------------------------------
Environmental Services--0.0%
 39,256    Laidlaw, Inc. (Class 'B' Stock)               370,479

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-110

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services--3.7%
 56,453    American Express Co.                   $    4,382,164
 13,815    Bear Stearns Companies, Inc.                  427,402
 32,925    Charles Schwab Corp.                        1,296,422
 13,237    Countrywide Mortgage Investments,
             Inc.                                        550,990
 21,088    Dun & Bradstreet Corp.                        569,376
 18,630    Equifax, Inc.                                 664,858
 83,132    Federal Home Loan Mortgage Corp.            4,109,838
127,234    Fannie Mae                                  8,174,784
 30,314    Franklin Resources, Inc.                      909,420
 12,680    H&R Block, Inc.                               524,635
 60,950    Household International Corp.               2,285,625
 14,187    Lehman Brothers Holdings, Inc.                400,783
 61,362    MBNA Corp.                                  1,756,487
 42,317    Merrill Lynch & Co., Inc.                   2,004,768
 73,618    Morgan Stanley Dean Witter & Co.            3,170,175
 26,400    Regions Financial Corp.                       957,000
 21,064    SLM Holding Corp.                             683,264
 24,196    SunAmerica, Inc.                            1,475,956
 31,266    Synovus Financial Corp.                       617,504
  7,699    Transamerica Corp.                            816,094
 46,901    Washington Mutual, Inc.                     1,582,909
                                                  --------------
                                                      37,360,454
------------------------------------------------------------
Foods--2.6%
 77,035    Archer-Daniels-Midland Co.                  1,290,334
 35,754    Bestfoods                                   1,731,834
 55,147    Campbell Soup Co.                           2,767,690
 58,243    ConAgra, Inc.                               1,568,921
 19,036    General Mills, Inc.                         1,332,520
  5,700    Giant Foods, Inc.                             246,169
 44,814    H.J. Heinz & Co.                            2,291,116
 17,558    Hershey Foods Corp.                         1,201,626
 50,070    Kellogg Co.                                 1,649,180
 17,389    Quaker Oats Co.                             1,025,951
 38,077    Ralston Purina Co.                          1,113,752
 57,543    Sara Lee Corp.                              3,107,322
 40,390    Sysco Corp.                                   951,689
 78,352    Unilever N.V.                               4,799,060
 13,952    Wm. Wrigley Jr. Co.                         1,059,480
                                                  --------------
                                                      26,136,644
Forest Products--1.0%
  6,549    Boise Cascade Corp.                    $      165,771
 11,650    Champion International Corp.                  364,791
 26,823    Fort James Corp.                              880,130
 11,634    Georgia-Pacific Corp.                         530,801
 37,152    International Paper Co.                     1,732,212
 68,716    Kimberly-Clark Corp.                        2,782,998
 13,256    Louisiana-Pacific Corp.                       270,091
 12,269    Mead Corp.                                    361,169
  3,337    Potlatch Corp.                                113,666
 11,879    Stone Container Corp.                         102,456
  7,345    Temple-Inland, Inc.                           351,642
  8,245    Union Camp Corp.                              324,647
 11,930    Westvaco Corp.                                286,320
 24,400    Weyerhaeuser Co.                            1,029,375
 13,680    Willamette Industries, Inc.                   392,445
                                                  --------------
                                                       9,688,514
------------------------------------------------------------
Gas Pipelines--0.6%
 20,097    Cinergy Corp.                                 768,710
 10,306    Columbia Gas System, Inc.(a)                  604,189
 11,445    Consolidated Natural Gas Co.                  623,753
 40,853    Enron Corp.,                                2,157,549
  3,832    Peoples Energy Corp.                          137,952
 52,892    Williams Companies, Inc.                    1,520,645
                                                  --------------
                                                       5,812,798
------------------------------------------------------------
Hospital Management--0.7%
 79,931    Columbia/HCA Healthcare Corp.               1,603,615
  9,260    HCR Manor Care Inc.                           271,434
 52,749    Healthsouth Corp.(a)                          557,161
 19,810    Humana, Inc.(a)                               324,389
 20,355    IMS Health Inc.                             1,260,738
 31,360    Service Corp. International                   999,600
  3,097    Shared Medical Systems Corp.                  164,722
 37,348    Tenet Healthcare Corp.(a)                   1,073,755
 23,306    United Healthcare Corp.                       815,710
                                                  --------------
                                                       7,071,124

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-111

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Housing Related--0.5%
  5,104    Armstrong World Industries, Inc.       $      273,064
  7,097    Centex Corp.                                  244,847
  4,250    Fleetwood Enterprises, Inc.                   128,297
 43,474    Lowe's Companies, Inc.                      1,383,017
 42,626    Masco Corp.                                 1,049,665
 11,918    Maytag Corp.                                  569,084
  6,714    Owens Corning(a)                              218,625
 29,283    Pioneer Hi-Bred International, Inc.           768,679
 10,838    Stanley Works                                 322,430
  7,240    Tupperware Corp.                               85,070
  9,039    Whirlpool Corp.                               424,833
                                                  --------------
                                                       5,467,611
------------------------------------------------------------
Insurance--4.3%
 17,893    Aetna Life & Casualty Co.                   1,243,564
102,808    Allstate Corp.                              4,285,808
 30,740    American General Corp.                      1,963,517
128,925    American International Group, Inc.          9,927,225
 20,593    Aon Corp.                                   1,328,248
 20,334    Chubb Corp.                                 1,281,042
 26,097    CIGNA Corp.                                 1,725,664
 20,014    Cincinnati Financial Corp.                    615,431
 37,760    Conseco, Inc.                               1,154,040
  9,354    General Re Corp.                            1,898,862
 29,253    ITT Hartford Group, Inc.                    1,387,689
 13,091    Jefferson-Pilot Corp.                         792,006
 12,115    Lincoln National Corp.                        996,459
 31,370    Marsh & McLennan Companies, Inc.            1,560,657
 11,972    MBIA, Inc.                                    642,747
 13,720    MGIC Investment Corp.                         505,925
  8,693    Progressive Corp.                             980,136
 16,500    Provident Co., Inc.                           556,875
 17,629    SAFECO Corp.                                  734,909
 29,417    St. Paul Companies, Inc.                      956,053
 17,215    Torchmark Corp.                               618,664
141,688    Travelers Group, Inc.                       5,313,300
 17,285    UNUM Corp.                             $      858,848
 25,408    Wachovia Corp.                              2,166,032
                                                  --------------
                                                      43,493,701
------------------------------------------------------------
Leisure--0.2%
 11,899    Brunswick Corp.                               153,943
 12,724    Harrah's Entertainment, Inc.(a)               169,388
 16,503    Hasbro, Inc.                                  486,839
  9,102    King World Productions, Inc.(a)               237,790
 36,113    Mattel, Inc.                                1,011,164
 21,907    Mirage Resorts, Inc.(a)                       366,942
                                                  --------------
                                                       2,426,066
------------------------------------------------------------
Lodging--0.1%
 30,221    Hilton Hotels Corp.                           515,646
 30,652    Marriott International, Inc.
             (Class 'A' Stock)                           731,816
                                                  --------------
                                                       1,247,462
------------------------------------------------------------
Machinery--0.7%
  2,764    Briggs & Stratton Corp.                       113,669
  8,725    Case Corp.                                    189,769
 45,028    Caterpillar, Inc.                           2,006,560
  4,296    Cincinnati Milacron, Inc.                      66,320
 14,520    Cooper Industries, Inc.                       591,690
 30,240    Deere & Co.                                   914,760
 27,762    Dover Corp.                                   857,152
  8,977    Eaton Corp.                                   562,746
  5,521    Harnischfeger Industries, Inc.                 62,111
 20,295    Ingersoll-Rand Co.                            769,942
  9,582    PACCAR, Inc.                                  394,659
 13,292    Parker Hannifin Corp.                         394,606
  7,642    Snap-On, Inc.                                 235,469
 18,902    Thermo Electron Corp.(a)                      284,711
  7,537    Timken Co.                                    113,997
                                                  --------------
                                                       7,558,161

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-112

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media--3.5%
 87,328    CBS Corp.                              $    2,117,704
 30,138    Clear Channel Communications,
             Inc.(a)                                   1,431,555
 45,810    Comcast Corp.                               2,150,207
 11,704    Dow Jones & Co., Inc.                         544,236
 34,589    Gannett Co., Inc.                           1,852,673
 53,378    HBO & Co.                                   1,541,290
 16,506    Interpublic Group of Companies, Inc.          890,292
 10,183    Knight-Ridder, Inc.                           453,144
 12,000    McGraw Hill Companies, Inc.                   951,000
 74,881    Mediaone Group Inc.                         3,327,524
  6,696    Meredith Corp.                                214,272
 22,890    New York Times Co.                            629,475
 17,540    R.R. Donnelley & Sons, Co.                    617,189
 64,047    Tele-Communications, Inc.(a)                2,505,839
 73,408    Time Warner, Inc.                           6,427,788
 10,738    Times Mirror Co.                              570,456
 15,341    Tribune Co.                                   771,844
 43,516    Viacom, Inc.(a)                             2,523,928
252,113    Walt Disney Co.                             6,381,610
                                                  --------------
                                                      35,902,026
------------------------------------------------------------
Mineral Resources--0.3%
  4,898    ASARCO, Inc.                                   93,674
 45,224    Barrick Gold Corp. (ADR) (Canada)             904,480
 26,665    Battle Mountain Gold Co.                      161,657
 11,362    Cyprus Amax Minerals Co.                      150,547
 22,428    Freeport-McMoran Copper & Gold, Inc.          266,332
 26,684    Homestake Mining Co.                          323,543
 19,303    INCO Ltd.                                     197,856
 18,997    Newmont Mining Corp.                          460,677
  7,285    Phelps Dodge Corp.                            380,186
 31,270    Placer Dome, Inc.                             431,917
                                                  --------------
                                                       3,370,869
------------------------------------------------------------
Miscellaneous Basic Industry--5.3%
 44,022    Applied Materials, Inc.(a)                  1,111,556
 35,458    BB&T Corp.                                  1,061,524
 23,377    Browning-Ferris Industries, Inc.              707,154
103,459    Cendant Corp.(a)                            1,202,711
  8,384    Crane Co.                                     197,012
 15,841    Ecolab, Inc.                                  450,479
 21,608    Fortune Brands, Inc.                   $      640,137
399,524    General Electric Co.                       31,787,128
 18,164    General Instruments Corp.                     392,797
  5,658    General Signal Corp.                          192,018
 30,668    Illinois Tool Works, Inc.                   1,671,406
 14,986    ITT Industries, Inc.                          507,651
 14,134    Loews Corp.                                 1,192,556
  5,061    Millipore Corp.                                96,475
  1,023    NACCO Industries, Inc.                        102,300
 21,267    Omnicom Group                                 957,015
 14,504    Pall Corp.                                    321,808
 21,674    PPG Industries, Inc.                        1,182,588
  9,918    Sealed Air Corp.                              316,136
 20,167    Textron, Inc.                               1,222,624
 14,849    TRW, Inc.                                     658,924
 71,492    Tyco International Ltd.                     3,949,933
 11,874    W.W. Grainger, Inc.                           500,192
 70,013    Waste Management Inc.                       3,365,000
                                                  --------------
                                                      53,787,124
------------------------------------------------------------
Miscellaneous Consumer Growth--0.9%
  9,598    American Greetings Corp.                      379,721
 11,532    Black & Decker Corp.                          480,019
 28,599    Corning, Inc.                                 841,883
 39,565    Eastman Kodak Co.                           3,058,869
  4,358    Jostens, Inc.                                  90,429
 49,699    Minnesota Mining & Manufacturing Co.        3,662,195
  5,069    Polaroid Corp.                                124,507
 18,359    Rubbermaid, Inc.                              439,469
                                                  --------------
                                                       9,077,092
------------------------------------------------------------
Office Equipment & Supplies--2.8%
 14,168    Avery Dennison Corp.                          618,964
203,747    Compaq Computer Corp.(a)                    6,443,499
 15,402    Honeywell, Inc.                               986,691
 16,041    Ikon Office Solutions, Inc.                   115,295
115,317    International Business Machines
             Corp.                                    14,760,576
 33,425    Pitney Bowes, Inc.                          1,756,902
 30,290    Unisys Corp.(a)                               689,097
 40,299    Xerox Corp.                                 3,415,340
                                                  --------------
                                                      28,786,364

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-113

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum--6.9%
 10,978    Amerada Hess Corp.                     $      633,293
117,069    Amoco Corp.                                 6,307,092
 14,910    Anadarko Petroleum Corp.                      586,149
 12,387    Apache Corp.                                  332,127
  9,645    Ashland Oil, Inc.                             446,081
 39,538    Atlantic Richfield Co.                      2,804,727
 22,282    Burlington Resources, Inc.                    832,790
 80,162    Chevron Corp.                               6,738,618
299,392    Exxon Corp.                                21,013,576
  5,720    Kerr-McGee Corp.                              260,260
 95,581    Mobil Corp.                                 7,258,182
 45,038    Occidental Petroleum Corp.                    968,317
  5,619    Pennzoil Co.                                  197,016
 32,336    Phillips Petroleum Co.                      1,459,162
263,531    Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                            12,550,664
 11,614    Sun Co., Inc.                                 371,648
 20,458    Tenneco, Inc.                                 672,557
 66,346    Texaco, Inc.                                4,159,065
 30,245    Union Pacific Resources Group, Inc.           372,392
 29,239    Unocal Corp.                                1,059,914
 35,260    USX- Marathon Corp.                         1,249,526
                                                  --------------
                                                      70,273,156
------------------------------------------------------------
Petroleum Services--0.9%
 38,079    Baker Hughes, Inc.                            797,279
 53,311    Halliburton Co.                             1,522,695
  6,058    Helmerich & Payne, Inc.                       127,218
  7,310    McDermott International, Inc.                 196,913
 12,301    Oryx Energy Co.(a)                            159,144
 46,152    PG&E Corp.                                  1,473,979
 10,510    Rowan Companies, Inc.(a)                      117,581
 66,121    Schlumberger, Ltd.                          3,326,713
 28,639    Sempra Energy                                 746,404
 12,859    Sonat, Inc.                                   384,163
                                                  --------------
                                                       8,852,089
------------------------------------------------------------
Railroads--0.6%
 58,723    Burlington Northern, Inc.                   1,879,136
 26,603    CSX Corp.                                   1,118,989
 46,111    Norfolk Southern Corp.                 $    1,340,101
 30,829    Union Pacific Corp.                         1,314,086
                                                  --------------
                                                       5,652,312
------------------------------------------------------------
Restaurants--0.6%
 17,902    Darden Restaurants, Inc.                      286,432
 83,765    McDonald's Corp.                            4,999,723
 19,166    Tricon Global Restaurants, Inc.               747,474
 15,279    Wendy's International, Inc.                   339,003
                                                  --------------
                                                       6,372,632
------------------------------------------------------------
Retail--5.4%
 30,506    Albertson's, Inc.                           1,651,137
 34,221    American Stores Co.                         1,101,488
 18,100    AutoZone, Inc.                                445,713
 11,689    Circuit City Stores, Inc.                     389,390
 13,224    Consolidated Stores Corp.(a)                  259,521
 47,396    CVS Corp.                                   2,076,537
 53,391    Dayton Hudson Corp.                         1,908,728
 13,223    Dillards, Inc.                                374,376
 23,513    Dollar General Corp.                          626,020
 25,775    Federated Department Stores, Inc.(a)          937,566
 19,006    Fred Meyer, Inc.(a)                           738,858
 48,628    Gap, Inc.                                   2,565,127
  4,177    Great Atlantic & Pacific Tea Co.,
             Inc.                                        101,292
  8,568    Harcourt General, Inc.                        414,477
180,656    Home Depot, Inc.                            7,135,912
 30,984    J.C. Penney Co., Inc.                       1,392,344
 60,157    Kmart Corp.                                   718,124
 19,200    Kohl's Corp.                                  748,800
 31,861    Kroger Co.(a)                               1,593,050
 27,411    Limited, Inc.                                 601,329
  8,396    Liz Claiborne, Inc.                           219,870
  4,682    Longs Drug Stores Corp.                       188,158
 28,781    May Department Stores Co.                   1,482,221
 19,102    Newell Co.                                    879,886
 35,038    Nike, Inc.                                  1,289,836
 19,000    Nordstrom, Inc.                               470,250
  6,657    Pep Boys - Manny, Moe & Jack                   89,037
 26,704    Price Costco, Inc.(a)                       1,265,102
  6,849    Reebok International Ltd.                      92,890
 31,387    Rite-Aid Corp.                              1,114,239

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-114

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
 47,696    Sears, Roebuck & Co.                   $    2,107,567
 20,816    Sherwin-Williams Co.                          450,146
 15,412    Supervalu, Inc.                               359,292
 39,516    TJX Companies, Inc.                           703,879
 35,207    Toys 'R' Us, Inc.(a)                          569,913
 16,334    Venator Group Inc.                            141,902
274,763    Wal-Mart Stores, Inc.                      15,008,929
 61,389    Walgreen Co.                                2,704,953
 17,840    Winn-Dixie Stores, Inc.                       663,425
                                                  --------------
                                                      55,581,284
------------------------------------------------------------
Rubber--0.1%
  8,799    B.F. Goodrich Co.                             287,617
  9,588    Cooper Tire & Rubber Co.                      172,584
 19,471    Goodyear Tire & Rubber Co.                  1,000,323
                                                  --------------
                                                       1,460,524
------------------------------------------------------------
Steel - Producers--0.1%
 25,237    Allegheny Teldyne, Inc.                       449,534
 10,226    Armco, Inc.(a)                                 51,130
 15,334    Bethlehem Steel Corp.(a)                      126,506
 10,428    Nucor Corp.                                   423,637
 10,909    USX Corp. - U.S. Steel Group                  260,452
 11,408    Worthington Industries, Inc.                  142,600
                                                  --------------
                                                       1,453,859
------------------------------------------------------------
Telecommunications--3.6%
 34,034    Alltel Corp.                                1,612,361
 10,622    Andrew Corp.(a)                               140,741
 24,208    Ascend Communications, Inc.(a)              1,101,464
 20,681    Frontier Corp.                                566,142
161,322    Lucent Technologies, Inc.                  11,141,301
221,300    MCI WorldCom, Inc.                         10,816,054
 34,020    Nextel Communications, Inc.                   686,779
 80,415    Northern Telecom, Ltd.                      2,573,280
  9,188    Scientific-Atlanta, Inc.                      194,096
 52,392    Sprint Corp.                                3,772,224
 23,447    Tellabs, Inc.(a)                              933,484
 62,975    US West, Inc.                               3,302,252
                                                  --------------
                                                      36,840,178
Textiles--0.1%
  8,885    Fruit of the Loom, Inc.(a)             $      133,830
  5,040    National Service Industries, Inc.             160,650
  4,048    Russell Corp.                                 106,260
  2,188    Springs Industries, Inc.                       76,033
 15,534    V.F. Corp.                                    576,700
                                                  --------------
                                                       1,053,473
------------------------------------------------------------
Tobacco--1.5%
298,579    Philip Morris Companies, Inc.              13,753,295
 37,000    RJR Nabisco Holdings Corp.                    931,938
 22,199    UST, Inc.                                     656,258
                                                  --------------
                                                      15,341,491
------------------------------------------------------------
Trucking & Shipping--0.1%
 18,058    FDX Corp.                                     814,867
  9,221    Ryder System, Inc.                            229,373
                                                  --------------
                                                       1,044,240
------------------------------------------------------------
Utilities - Communications--5.8%
 70,231    AirTouch Communications Inc.(a)             4,003,167
134,493    Ameritech Corp.                             6,371,606
221,624    AT&T Corp.                                 12,951,152
190,722    Bell Atlantic Corp.                         9,238,097
120,828    BellSouth Corp.                             9,092,307
117,914    GTE Corp.                                   6,485,270
225,418    SBC Communications, Inc.                   10,017,012
 25,970    Unicom Corp.                                  970,629
                                                  --------------
                                                      59,129,240
------------------------------------------------------------
Utilities - Electric--2.5%
 17,269    Ameren Corp.                                  724,219
 23,771    American Electric Power, Inc.               1,160,322
 17,729    Baltimore Gas & Electric Co.                  591,705
 18,182    Carolina Power & Light Co.                    839,781
 27,001    Central & South West Corp.                    771,216
 28,951    Consolidated Edison, Inc.                   1,509,071
 24,449    Dominion Resources, Inc.                    1,091,037
 17,487    DTE Energy Co.                                790,194

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-115

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric (cont'd.)
 44,231    Duke Energy Co.                        $    2,927,539
 44,262    Edison International                        1,136,980
 30,115    Entergy Corp.                                 926,036
 29,577    FirstEnergy Corp.                             918,736
 22,236    FPL Group, Inc.                             1,549,571
 16,028    GPU Inc.                                      681,190
 35,679    Houston Industries, Inc.                    1,110,509
 23,524    Niagara Mohawk Power Corp.                    361,682
 18,173    Northern States Power Co.                     509,980
 36,182    Pacificorp                                    694,242
 26,655    PECO Energy Co.                               974,573
 21,726    PP&L Resources, Inc.                          562,160
 29,097    Public Service Enterprise Group Inc.        1,143,876
 85,615    Southern Co.                                2,520,292
 33,814    Texas Utilities Co.                         1,574,464
                                                  --------------
                                                      25,069,375
           Total common stocks
             (cost $863,652,224)                     998,073,470
                                                  --------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--2.2%
------------------------------------------------------------
U.S. Government Securities--0.1%
 $1,500(b) United States Treasury Bill
             4.66%, 12/17/98
             (cost $1,485,049)                    $    1,485,049
                                                  --------------
------------------------------------------------------------
Repurchase Agreement--2.1%
 21,675    Joint Repurchase Agreement Account,
             5.522%, 10/01/98 (Note 5)
             (cost $21,675,000)                       21,675,000
                                                  --------------
           Total short-term investments
             (cost $23,160,049)                       23,160,049
                                                  --------------
------------------------------------------------------------
Total Investments--100.0%
           (cost $886,812,273; Note 4)             1,021,233,519
           Liabilities in excess of other
             assets--0.0%                               (451,458)
                                                  --------------
           Net Assets--100%                       $1,020,782,061
                                                  --------------
                                                  --------------

---------------
(a) Non-income producing.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-116

                                                PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities             PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $886,812,273)...............................................................      $  1,021,233,519
Cash....................................................................................................               269,486
Receivable for Fund shares sold.........................................................................             5,064,008
Dividends and interest receivable.......................................................................             1,443,344
Receivable from Manager.................................................................................                86,971
Receivable for investments sold.........................................................................                15,513
Prepaid expenses........................................................................................                12,583
                                                                                                              ------------------
   Total assets.........................................................................................         1,028,125,424
                                                                                                              ------------------
Liabilities
Payable for Fund shares reacquired......................................................................             4,040,065
Payable for investments purchased.......................................................................             2,542,836
Due to broker-variation margin..........................................................................               582,750
Accrued expenses........................................................................................               127,508
Management fee payable..................................................................................                50,204
                                                                                                              ------------------
   Total liabilities....................................................................................             7,343,363
                                                                                                              ------------------
Net Assets..............................................................................................      $  1,020,782,061
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $         44,144
   Paid-in capital in excess of par.....................................................................           872,713,597
                                                                                                              ------------------
                                                                                                                   872,757,741
   Undistributed net investment income..................................................................             9,665,888
   Accumulated net realized gain on investments.........................................................             4,209,361
   Net unrealized appreciation on investments...........................................................           134,149,071
                                                                                                              ------------------
Net assets, September 30, 1998..........................................................................      $  1,020,782,061
                                                                                                              ------------------
                                                                                                              ------------------
Class I:
   Net asset value and redemption price per share
      ($639,408,023 / 27,641,382 shares of beneficial interest issued and outstanding)..................                  $23.13
                                                                                                              ------------------
                                                                                                              ------------------
Class Z:
   Net asset value and redemption price per share
      ($381,374,038 / 16,501,694 shares of beneficial interest issued and outstanding)..................                $23.11

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-117

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes of $77,842)..................      $ 12,244,419
   Interest..............................         1,760,383
                                            ------------------
      Total income.......................        14,004,802
                                            ------------------
Expenses
   Management fee........................         2,457,979
   Transfer agent's fees and expenses....           610,000
   Custodian's fees and expenses.........           192,000
   Reports to shareholders...............           115,000
   Registration fees.....................            70,000
   Legal fees............................            30,000
   Audit fees............................            15,000
   Trustees' fees........................             7,000
   Organization expense..................             1,200
   Miscellaneous.........................            28,657
                                            ------------------
      Total expenses.....................         3,526,836
Less: Expense subsidy (Note 2)...........          (757,261)
                                            ------------------
      Net expenses.......................         2,769,575
                                            ------------------
Net investment income....................        11,235,227
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions...............         3,711,241
   Financial futures contracts...........           950,761
                                            ------------------
                                                  4,662,002
                                            ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        18,357,270
   Financial futures contracts...........          (550,125)
                                            ------------------
                                                 17,807,145
                                            ------------------
Net gain on investments..................        22,469,147
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 33,704,374
                                            ------------------
                                            ------------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                             Year Ended September 30,
in Net Assets                          1998             1997
Operations
   Net investment income........  $   11,235,227    $  5,079,584
   Net realized gain on
      investment transactions
      and financial futures
      contracts.................       4,662,002      10,547,030
   Net change in unrealized
      appreciation on
      investments...............      17,807,145      80,327,178
                                  --------------    ------------
   Net increase in net assets
      resulting from
      operations................      33,704,374      95,953,792
                                  --------------    ------------
Dividends and distributions
   (Note 1):
   Dividends to shareholders
      from net investment
      income....................      (5,903,209)     (3,111,526)
                                  --------------    ------------
   Distributions to shareholders
      from net realized gains...     (10,316,301)     (1,795,111)
                                  --------------    ------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold......................   1,025,544,442     447,194,409
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions.............      16,213,432       4,906,633
   Cost of shares reacquired....    (536,468,042)   (229,519,348)
                                  --------------    ------------
   Net increase in net assets
      from Fund share
      transactions..............     505,289,832     222,581,694
                                  --------------    ------------
Net increase....................     522,774,696     313,628,849
Net Assets
Beginning of year...............     498,007,365     184,378,516
                                  --------------    ------------
End of year(a)..................  $1,020,782,061    $498,007,365
                                  --------------    ------------
                                  --------------    ------------
---------------
(a) Includes undistributed net
    investment income of........  $    9,665,888    $  4,093,229
                                  --------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-118

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company'), formerly the Prudential Dryden Fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Stock Index Fund (the 'Fund').

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadvisers, does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
                                      B-119

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and such amount was deferred and amortized over a 60-month period ending October 1997.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments and foreign currencies by $240,641. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.

PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .40% of the average net assets for Class Z shares of the Fund. PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .30% of the average net assets for Class I shares of the Fund. This voluntary waiver may be terminated at any time without notice. For the year ended September 30, 1998, PIFM subsidized $757,261 of the expenses of the Fund (.09% of the average net assets of the Fund $.00172 per share).

Prudential Securities Incorporated ('PSI') acted as the distributor of the Fund's shares through May 31, 1998. Prudential Investment Management Services ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving under the same terms and conditions as under the agreement with PSI. Under the distribution agreement, PSI and PIMS incurred the expenses of distributing the Fund's shares, none of which is reimbursed or paid for by the Fund.

PIC, PIFM, PIMS and PSI are wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended September 30, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended September 30, 1998, the Fund incurred fees of approximately $595,000 for the services of PMFS. As of September 30, 1998, approximately $63,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the period ended September 30, 1998 aggregated $508,996,569 and $10,205,868, respectively.
--------------------------------------------------------------------------------
                                      B-120

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
On September 30, 1998, the Fund held 74 purchased financial futures contracts on the S&P 500 Index expiring by December 1998. The cost of such contracts was $19,253,175. The value of such contracts on September 30, 1998 was $18,981,000, thereby resulting in an unrealized loss of $272,175.

The cost basis of investments for federal income tax purposes was $886,812,273 and, accordingly, as of September 30, 1998, net unrealized appreciation for federal income tax purposes was $133,333,592 (gross unrealized appreciation--$181,624,220; gross unrealized depreciation--$47,290,628).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1998, the Fund had a 3% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $21,675,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.

Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.

Goldman Sachs & Co., 5.54%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class I and Class Z shares. Class I shares are not subject to any sales or redemption charge and are offered to certain pension, profit sharing or other employee benefit plans qualified under Section 401, 457 or 403(b)(7) of the Internal Revenue Code. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value dividend into two classes, designated Class Z and Class I. Transactions in shares of beneficial interest during the fiscal year ended September 30, 1998 and the fiscal year ended September 30, 1997 were as follows:

Class I                               Shares          Amount
---------------------------------   -----------    -------------
Year ended September 30, 1998:
Shares sold......................    25,552,010    $ 611,299,960
Shares issued in reinvestment of
  dividends and distributions....       498,260       10,662,778
Shares reacquired................   (12,681,495)    (302,961,258)
                                    -----------    -------------
Net increase in shares
  outstanding....................    13,368,775    $ 319,001,480
                                    -----------    -------------
                                    -----------    -------------
August 1, 1997(a) through
  September 30, 1997:
Shares sold......................     2,006,789    $  42,151,000
Shares issued in reinvestment of
  dividends and distributions....            --               --
Shares reacquired................    (1,553,190)     (33,405,742)
                                    -----------    -------------
Net increase in shares
  outstanding before exchange....       453,599        8,745,258
Shares issued upon exchange from
  Class Z........................    13,819,008      303,202,163
                                    -----------    -------------
Net increase in shares
  outstanding....................    14,272,607    $ 311,947,421
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
Year ended September 30, 1998:
Shares sold......................    17,424,666    $ 414,244,482
Shares issued in reinvestment of
  dividends and distributions....       259,498        5,550,654
Shares reacquired................    (9,685,172)    (233,506,784)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,998,992    $ 186,288,352
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1997:
Shares sold......................    21,286,422    $ 405,043,409
Shares issued in reinvestment of
  dividends and distributions....       283,293        4,906,633
Shares reacquired................   (10,728,183)    (196,113,606)
                                    -----------    -------------
Net increase in shares
  outstanding before exchange....    10,841,532      213,836,436
Shares issued upon exchange to
  Class I........................   (13,819,008)    (303,202,163)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,977,476)   $ (89,365,727)
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class I shares.
Of the shares outstanding at September 30, 1998, PIFM and affiliates owned 8,304,318.76 shares of the Fund.
--------------------------------------------------------------------------------
                                      B-121

                                                 PRUDENTIAL INDEX SERIES FUND
Financial Highlights                             PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                         Class Z                                  Class I
                                               -----------------------------------------------------------     -------------
                                                                Year Ended September 30,                        Year Ended
                                               -----------------------------------------------------------     September 30,
                                                 1998         1997         1996         1995        1994           1998
                                               --------     --------     --------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $  21.86     $  16.06     $  14.22     $  11.27     $ 11.12       $   21.87
                                               --------     --------     --------     --------     -------     -------------
Income from investment operations:
Net investment income(b)...................         .15          .46          .25          .23         .26             .31
Net realized and unrealized gain on
   investment transactions.................        1.69         5.75         2.44         2.97         .11            1.55
                                               --------     --------     --------     --------     -------     -------------
  Total from investment operations.........        1.84         6.21         2.69         3.20         .37            1.86
                                               --------     --------     --------     --------     -------     -------------
Less distributions:
Dividends from net investment income.......        (.21)        (.26)        (.28)        (.22)       (.18)           (.22)
Distributions from net realized gains......        (.38)        (.15)        (.57)        (.03)       (.04)           (.38)
                                               --------     --------     --------     --------     -------     -------------
  Total distributions......................        (.59)        (.41)        (.85)        (.25)       (.22)           (.60)
                                               --------     --------     --------     --------     -------     -------------
Net asset value, end of period.............    $  23.11     $  21.86     $  16.06     $  14.22     $ 11.27       $   23.13
                                               --------     --------     --------     --------     -------     -------------
                                               --------     --------     --------     --------     -------     -------------
TOTAL RETURN(d)............................        8.61%      39.34%       19.72%       29.02%       3.33%            8.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $381,374     $185,881     $184,379     $101,945     $50,119       $ 639,408
Average net assets (000)...................    $313,721     $254,644     $142,540     $ 71,711     $38,098       $ 505,605
Ratios to average net assets:(b)
  Expenses.................................         .40%        .46%         .60%         .60%        .60%             .30%
  Net investment income....................        1.30%       1.66%        1.92%        2.55%       2.34%            1.42%
Portfolio turnover rate....................           1%          5%           2%          11%          2%               1%

                                               August 1,
                                                1997(a)
                                                Through
                                             September 30,
                                                 1997
                                             -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   21.87
                                             -------------
Income from investment operations:
Net investment income(b)...................          .06
Net realized and unrealized gain on
   investment transactions.................         (.06)
                                             -------------
  Total from investment operations.........           --
                                             -------------
Less distributions:
Dividends from net investment income.......           --
Distributions from net realized gains......           --
                                             -------------
  Total distributions......................           --
                                             -------------
Net asset value, end of period.............    $   21.87
                                             -------------
                                             -------------
TOTAL RETURN(d)............................            0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $ 312,127
Average net assets (000)...................    $ 296,788
Ratios to average net assets:(b)
  Expenses.................................          .30%(c)
  Net investment income....................         1.73%(c)
Portfolio turnover rate....................            5%

---------------
(a) Commencement of offering of Class I shares.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-122

                                                 PRUDENTIAL INDEX SERIES FUND
Report of Independant Accountants                PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees of
Prudential Index Series Fund--Prudential Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Stock Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) (formerly The Prudential Dryden Fund--Prudential Stock Index Fund) at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998
--------------------------------------------------------------------------------
                                      B-123

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.0%
COMMON STOCKS
------------------------------------------------------------
Aerospace/Defense--1.3%
  4,325    Aeroquip-Vickers, Inc.                 $      247,877
 82,824    Allied Signal, Inc.                         4,073,905
147,484    Boeing Co.                                  5,032,891
 19,506    General Dynamics Corp.                      1,253,261
 59,056    Lockheed Martin Corp.                       2,225,673
  9,920    Northrop Grumman Corp.                        593,960
 48,744    Raytheon Co.                                2,857,617
 29,563    Rockwell International Corp.                1,254,580
 32,860    United Technologies Corp.                   4,450,476
                                                  --------------
                                                      21,990,240
------------------------------------------------------------
Airlines--0.3%
 27,649    AMR Corp.(a)                                1,619,195
 20,984    Delta Airlines, Inc.                        1,458,388
 50,922    Southwest Airlines Co.                      1,540,390
 12,521    USAir Group, Inc.(a)                          611,181
                                                  --------------
                                                       5,229,154
------------------------------------------------------------
Aluminum--0.2%
 33,529    Alcan Aluminum Ltd.                           865,468
 56,632    Alcoa Inc.                                  2,332,530
  8,836    Reynolds Metals Co.                           426,889
                                                  --------------
                                                       3,624,887
------------------------------------------------------------
Automobiles & Trucks--1.3%
  6,579    Cummins Engine Co., Inc.                      233,966
 23,340    Dana Corp.                                    886,920
181,289    Ford Motor Co.                             10,288,151
 98,378    General Motors Corp.                        8,546,589
 29,599    Genuine Parts Co.                             852,821
 12,876    Johnson Controls, Inc.                        803,140
  8,760    Navistar International Corp.(a)               352,042
                                                  --------------
                                                      21,963,629
Banking--6.8%
 17,600    AmSouth Bancorporation                 $      800,800
109,286    Associates First Capital Corp.              4,917,870
115,836    Bank of New York Co., Inc.                  4,162,856
175,716    Bank One Corp.                              9,675,362
257,967    BankAmerica Corp.                          18,218,920
 44,528    BankBoston Corp.                            1,928,619
 13,477    Bankers Trust Corp.                         1,189,345
 10,289    Capital One Financial                       1,553,639
126,784    Chase Manhattan Corp.                      10,309,124
 23,561    Comerica, Inc.                              1,471,090
 39,064    Fifth Third Bancorp                         2,575,783
146,949    First Union Corp.                           7,852,587
 34,800    Firstar Corporation Wisconsin               3,114,600
 84,944    Fleet Financial Group, Inc.                 3,196,018
  8,464    Golden West Financial Corp.                   808,312
 29,710    Huntington Bancshares, Inc.                   919,153
 26,790    J.P. Morgan & Co., Inc.                     3,305,216
 69,035    KeyCorp                                     2,092,624
 38,373    Mellon Bank Corp.                           2,700,500
 25,086    Mercantile Bancorporation, Inc.             1,191,585
 49,649    National City Corp.                         3,295,452
 16,881    Northern Trust Corp.                        1,499,244
 44,736    PNC Bank Corp.                              2,485,644
 20,901    Providian Financial Corp.                   2,299,110
 15,629    Republic New York Corp.                       720,888
 22,700    SouthTrust Corp.                              846,994
 24,631    State Street Corp.                          2,024,360
 25,677    Summit Bancorp                              1,001,403
 47,283    Suntrust Banks, Inc.                        2,943,367
109,558    U.S. Bancorp                                3,731,819
 20,900    Union Planters Corp.                          918,294
246,340    Wells Fargo & Co.                           8,637,296
                                                  --------------
                                                     112,387,874

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-124

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages--2.6%
  4,847    Adolph Coors Co.                       $      261,738
 72,527    Anheuser Busch Companies, Inc.              5,525,651
 10,238    Brown-Forman Corp.                            589,965
367,732    Coca-Cola Co.                              22,569,551
 58,700    Coca-Cola Enterprises, Inc.                 1,775,675
219,181    PepsiCo, Inc.                               8,589,155
 59,121    Seagram Co., Ltd.                           2,956,050
                                                  --------------
                                                      42,267,785
------------------------------------------------------------
Chemicals--1.3%
 37,032    Air Products & Chemicals, Inc.              1,268,346
 33,294    Dow Chemical Co.                            3,102,585
169,015    E.I. du Pont de Nemours & Co.               9,813,433
 11,693    Eastman Chemical Co.                          491,837
  4,273    FMC Corp.(a)                                  210,979
 17,731    Hercules, Inc.                                447,708
 92,230    Monsanto Co.                                4,236,815
  9,098    Nalco Chemical Co.                            241,666
 25,245    Rohm & Haas Co.                               847,285
 13,516    Sigma-Aldrich Corp.                           395,343
 19,753    Union Carbide Corp.                           892,589
                                                  --------------
                                                      21,948,586
------------------------------------------------------------
Chemical-Specialty--0.2%
 21,704    Engelhard Corp.                               367,611
  8,890    Great Lakes Chemical Corp.                    326,708
 19,865    Morton International, Inc.                    730,039
 22,679    Praxair, Inc.                                 817,861
 10,164    Raychem Corp.                                 229,325
  8,344    W.R. Grace & Co.                              101,171
                                                  --------------
                                                       2,572,715
------------------------------------------------------------
Commercial Services--0.0%
 12,019    Deluxe Corp.                                  350,054
 10,134    Moore Corp. Ltd.                              100,073
                                                  --------------
                                                         450,127
Computer Software & Services--10.8%
 55,762    3Com Corp.(a)                          $    1,299,952
 11,505    Adobe Systems, Inc.                           652,909
152,300    America Online, Inc.(a)                    22,235,800
  9,005    Autodesk, Inc.                                364,140
 94,378    Automatic Data Processing, Inc.             3,904,890
 31,100    BMC Software, Inc.(a)                       1,152,644
 23,185    Cabletron Systems, Inc.(a)                    189,827
 19,790    Ceridian Corp.(a)                             723,572
235,886    Cisco Systems, Inc.(a)                     25,844,260
 79,458    Computer Associates International,
             Inc.                                      2,825,725
 22,951    Computer Sciences Corp.(a)                  1,266,608
 54,000    Compuware Corp.(a)                          1,289,250
379,940    Dell Computer Corp.(a)                     15,530,047
 75,504    EMC Corp.(a)                                9,645,636
 65,432    First Data Corp.                            2,797,218
 23,446    Gateway 2000 Inc.(a)                        1,607,516
 13,710    KLA Instruments Corp.(a)                      665,792
 36,308    Micron Technology, Inc.                     1,751,861
752,306    Microsoft Corp.(a)                         67,425,425
 54,302    Novell, Inc.(a)                             1,367,732
215,160    Oracle Corp.(a)                             5,674,845
 39,679    Parametric Technology Co.(a)                  783,660
 33,500    Peoplesoft Inc.(a)                            489,937
 36,965    Seagate Technology, Inc.(a)                 1,092,778
 27,546    Silicon Graphics, Inc.(a)                     459,674
 57,812    Sun Microsystems, Inc.(a)                   7,222,887
                                                  --------------
                                                     178,264,585
------------------------------------------------------------
Construction--0.1%
 13,537    Fluor Corp.                                   365,499
 11,714    Foster Wheeler Corp.                          142,032
  5,791    Kaufman & Broad Home Corp.                    130,660
  5,743    Pulte Corp.                                   119,526
                                                  --------------
                                                         757,717
------------------------------------------------------------
Containers--0.1%
  3,758    Ball Corp.                                    176,391
  6,905    Bemis Co., Inc.                               214,487

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-125

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Containers (cont'd.)
 20,176    Crown Cork & Seal Co., Inc.(a)         $      576,277
 22,126    Owens-Illinois, Inc.(a)                       553,150
                                                  --------------
                                                       1,520,305
------------------------------------------------------------
Cosmetics & Soaps--2.3%
  6,657    Alberto-Culver Co.                            155,607
 40,072    Avon Products, Inc.                         1,885,888
 18,366    Clorox Co.                                  2,152,266
 43,065    Colgate-Palmolive Co.                       3,961,980
165,039    Gillette Co.                                9,809,506
 15,275    International Flavors & Fragrances,
             Inc.                                        573,767
199,519    Procter & Gamble Co.                       19,540,392
                                                  --------------
                                                      38,079,406
------------------------------------------------------------
Diversified Gas--0.1%
 33,403    Coastal Corp.                               1,102,299
  3,508    Eastern Enterprises, Inc.                     127,604
  7,423    NICOR, Inc.                                   266,764
  5,576    Oneok, Inc.                                   138,006
                                                  --------------
                                                       1,634,673
------------------------------------------------------------
Drugs & Medical Supplies--11.1%
227,374    Abbott Laboratories                        10,643,945
 10,191    Allergan, Inc.                                895,534
 14,303    ALZA Corp.(a)                                 547,090
198,191    American Home Products Corp.               12,931,963
 75,962    Amgen, Inc.(a)                              5,687,655
  9,638    Bausch & Lomb, Inc.                           626,470
 43,237    Baxter International, Inc.                  2,853,642
 38,012    Becton Dickinson & Co.                      1,456,335
 16,788    Biomet, Inc.(a)                               704,047
 59,962    Boston Scientific Corp.(a)                  2,432,209
297,514    Bristol-Myers Squibb Co.                   19,133,869
  6,856    C.R. Bard, Inc.                               345,800
 40,549    Cardinal Health, Inc.                       2,676,234
163,897    Eli Lilly & Co.                            13,910,758
 44,148    Guidant Corp.                               2,670,954
201,874    Johnson & Johnson                          18,913,070
  9,903    Mallinckrodt, Inc.                            263,667
 87,079    Medtronic, Inc.                             6,247,918
356,844    Merck & Co., Inc.                      $   28,614,428
194,486    Pfizer, Inc.                               26,984,932
 75,514    Pharmacia & Upjohn, Inc.                    4,710,186
219,824    Schering- Plough Corp.                     12,159,015
 10,366    St. Jude Medical, Inc.(a)                     252,671
123,156    Warner-Lambert Co.                          8,151,388
                                                  --------------
                                                     183,813,780
------------------------------------------------------------
Electronics--4.1%
 19,062    Advanced Micro Devices, Inc.(a)               295,461
 33,792    AMP, Inc.                                   1,814,208
 19,106    Apple Computer, Inc.                          686,622
  9,741    Data General Corp.(a)                          98,628
  5,085    EG&G, Inc.                                    134,117
 74,600    Electronic Data Systems Corp.               3,632,087
 66,175    Emerson Electric Co.                        3,503,139
 12,106    Harris Corp.                                  346,534
152,618    Hewlett-Packard Co.                        10,349,408
250,072    Intel Corp.                                29,789,827
 19,522    LSI Logic Corp.(a)                            608,842
 90,012    Motorola, Inc.                              6,593,379
 22,876    National Semiconductor Corp.(a)               213,033
  7,241    Perkin-Elmer Corp.                            702,829
 37,100    Solectron Corp. (a)                         1,801,669
 13,627    Tandy Corp.                                   869,573
  6,012    Tektronix, Inc.                               151,803
 58,188    Texas Instruments, Inc.                     5,775,159
  7,633    Thomas & Betts Corp.                          286,715
                                                  --------------
                                                      67,653,033
------------------------------------------------------------
Financial Services--5.2%
 67,153    American Express Co.                        7,890,478
 17,760    Bear, Stearns & Co., Inc.                     793,650
 60,487    Charles Schwab Corp.                        5,814,313
336,858    Citigroup, Inc.                            21,516,805
 15,837    Countrywide Mortgage Investments,
             Inc.                                        593,888
 25,688    Dun & Bradstreet Corp.                        915,135
 20,630    Equifax, Inc.                                 709,156
155,634    Fannie Mae                                 10,777,654
100,632    Federal Home Loan Mortgage Corp.            5,748,603
 35,914    Franklin Resources, Inc.                    1,010,081
 14,680    H&R Block, Inc.                               695,465

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-126

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
 72,050    Household International Corp.          $    3,287,281
 16,887    Lehman Brothers Holdings, Inc.              1,008,998
117,643    MBNA Corp.                                  2,808,727
 53,517    Merrill Lynch & Co., Inc.                   4,732,910
 86,718    Morgan Stanley Dean Witter & Co.            8,666,380
 25,900    Paychex, Inc.                               1,228,631
 33,400    Regions Financial Corp.                     1,156,475
 24,364    SLM Holding Corp.                           1,017,197
 36,566    Synovus Financial Corp.                       747,318
 19,698    Transamerica Corp.                          1,398,558
 90,725    Washington Mutual, Inc.                     3,708,384
                                                  --------------
                                                      86,226,087
------------------------------------------------------------
Foods--1.8%
 89,034    Archer-Daniels Midland Co.                  1,307,687
 43,054    Bestfoods                                   2,023,538
 64,947    Campbell Soup Co.                           2,642,531
 71,243    ConAgra, Inc.                               1,821,149
 23,436    General Mills, Inc.                         1,770,883
 55,314    H.J. Heinz & Co.                            2,620,501
 21,958    Hershey Foods Corp.                         1,229,648
 60,070    Kellogg Co.                                 2,031,117
 19,989    Quaker Oats Co.                             1,250,562
 49,077    Ralston Purina Co.                          1,309,742
137,186    Sara Lee Corp.                              3,395,353
 49,390    SYSCO Corp.                                 1,299,574
 96,052    Unilever N.V.                               6,381,455
 16,752    Wm. Wrigley Jr. Co.                         1,515,009
                                                  --------------
                                                      30,598,749
------------------------------------------------------------
Forest Products--0.8%
  6,549    Boise Cascade Corp.                           211,205
 15,450    Champion International Corp.                  634,416
 34,723    Fort James Corp.                            1,100,285
 13,734    Georgia-Pacific Corp.                       1,019,749
 46,652    International Paper Co.                     1,968,131
 80,416    Kimberly-Clark Corp.                        3,854,942
 13,256    Louisiana-Pacific Corp.                       246,893
 15,269    Mead Corp.                                    469,522
  3,337    Potlatch Corp.                                113,249
  7,345    Temple-Inland, Inc.                           460,899
 10,045    Union Camp Corp.                       $      674,271
 16,730    Westvaco Corp.                                351,330
 31,100    Weyerhaeuser Co.                            1,726,050
 15,680    Willamette Industries, Inc.                   591,920
                                                  --------------
                                                      13,422,862
------------------------------------------------------------
Gas Pipelines--0.5%
 22,097    Cinergy Corp.                                 607,667
 11,306    Columbia Gas System, Inc.(a)                  590,739
 13,845    Consolidated Natural Gas Co.                  674,078
 49,653    Enron Corp.                                 3,190,205
  3,832    Peoples Energy Corp.                          123,822
 33,239    Sempra Energy                                 637,773
 64,992    Williams Companies, Inc.                    2,567,184
                                                  --------------
                                                       8,391,468
------------------------------------------------------------
Health Care--0.2%
 42,376    McKesson HBOC, Inc.                         2,796,816
------------------------------------------------------------
Hospital Management--0.5%
 96,831    Columbia/HCA Healthcare Corp.               1,833,737
 16,260    HCR Manor Care Inc.                           370,931
 61,749    Healthsouth Corp.(a)                          640,646
 21,810    Humana, Inc.(a)                               376,223
 48,610    IMS Health Inc.                             1,610,206
 45,260    Service Corp. International                   644,955
  3,097    Shared Medical Systems Corp.                  172,464
 44,248    Tenet Healthcare Corp.(a)                     837,947
 27,306    United Healthcare Corp.                     1,436,978
                                                  --------------
                                                       7,924,087
------------------------------------------------------------
Housing Related--0.5%
  6,104    Armstrong World Industries, Inc.              275,825
  8,097    Centex Corp.                                  270,237
  4,250    Fleetwood Enterprises, Inc.                   121,656
 53,674    Lowe's Companies, Inc.                      3,247,277
 49,326    Masco Corp.                                 1,393,460
 14,518    Maytag Corp.                                  876,524
  8,714    Owens Corning(a)                              277,214

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-127

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Housing Related (cont'd.)
 38,083    Pioneer Hi-Bred International, Inc.    $    1,432,873
 12,838    Stanley Works                                 328,974
  7,240    Tupperware Corp.                              130,320
 11,339    Whirlpool Corp.                               616,558
                                                  --------------
                                                       8,970,918
------------------------------------------------------------
Insurance--3.4%
 21,393    Aetna Life & Casualty Co.                   1,775,619
125,108    Allstate Corp.                              4,636,815
 37,740    American General Corp.                      2,660,670
183,721    American International Group, Inc.         22,161,346
 24,893    Aon Corp.                                   1,574,482
 24,734    Chubb Corp.                                 1,448,485
 31,497    CIGNA Corp.                                 2,639,842
 27,214    Cincinnati Financial Corp.                    991,610
 46,060    Conseco, Inc.                               1,422,103
 34,253    ITT Hartford Group, Inc.                    1,945,999
 14,891    Jefferson-Pilot Corp.                       1,008,865
 15,915    Lincoln National Corp.                      1,573,596
 37,870    Marsh & McLennan Companies, Inc.            2,809,481
 13,972    MBIA, Inc.                                    810,376
 18,020    MGIC Investment Corp.                         631,826
 10,593    Progressive Corp.                           1,520,095
 19,700    Provident Companies, Inc.                     680,881
 21,229    SAFECO Corp.                                  858,448
 33,617    St. Paul Companies, Inc.                    1,044,228
 20,215    Torchmark Corp.                               639,299
 19,585    UNUM Corp.                                    931,512
 30,408    Wachovia Corp.                              2,468,749
                                                  --------------
                                                      56,234,327
------------------------------------------------------------
Leisure--0.5%
 13,899    Brunswick Corp.                               264,949
 90,800    Carnival Corp.                              4,409,475
 19,724    Harrah's Entertainment, Inc.(a)               375,989
 30,154    Hasbro, Inc.                                  872,581
  9,102    King World Productions, Inc.(a)               278,180
 41,113    Mattel, Inc.                                1,022,686
 25,907    Mirage Resorts, Inc.(a)                       550,524
                                                  --------------
                                                       7,774,384
Lodging--0.1%
 38,921    Hilton Hotels Corp.                    $      547,327
 36,952    Marriott International, Inc.
             (Class 'A' Stock)                         1,242,511
                                                  --------------
                                                       1,789,838
------------------------------------------------------------
Machinery--0.6%
  2,764    Briggs & Stratton Corp.                       136,300
 11,725    Case Corp.                                    297,522
 52,428    Caterpillar, Inc.                           2,408,411
 14,520    Cooper Industries, Inc.                       618,915
 34,040    Deere & Co.                                 1,314,795
 34,562    Dover Corp.                                 1,136,226
 10,977    Eaton Corp.                                   784,855
 22,521    Harnischfeger Industries, Inc.                128,088
 25,995    Ingersoll-Rand Co.                          1,290,002
 12,582    PACCAR, Inc.                                  518,221
 15,292    Parker Hannifin Corp.                         523,751
  7,642    Snap-On, Inc.                                 221,618
 21,902    Thermo Electron Corp.(a)                      297,046
  7,537    Timken Co.                                    122,476
                                                  --------------
                                                       9,798,226
------------------------------------------------------------
Manufacturing--0.1%
 19,800    Danaher Corp.                               1,034,550
  8,296    Milacron, Inc.                                130,662
                                                  --------------
                                                       1,165,212
------------------------------------------------------------
Media--3.3%
107,328    CBS Corp.                                   4,393,740
 39,538    Clear Channel Communications,
             Inc.(a)                                   2,651,517
 54,610    Comcast Corp.                               3,437,017
307,013    Disney (Walt) Co.                           9,555,780
 21,840    Donnelley (R.R.) & Sons, Co.                  702,975
 14,904    Dow Jones & Co., Inc.                         703,282
 42,389    Gannett Co., Inc.                           2,670,507
 21,906    Interpublic Group of Companies, Inc.        1,705,930
 12,283    Knight-Ridder, Inc.                           614,150
 29,000    McGraw Hill Companies., Inc.                1,580,500
 90,681    Mediaone Group, Inc.                        5,758,243
  6,696    Meredith Corp.                                210,506

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-128

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media (cont'd.)
 26,990    New York Times Co.                     $      769,215
183,416    Time Warner, Inc.                          13,033,999
 10,738    Times Mirror Co.                              580,523
 17,641    Tribune Co.                                 1,154,383
 52,916    Viacom, Inc.(a)                             4,441,637
                                                  --------------
                                                      53,963,904
------------------------------------------------------------
Mineral Resources--0.2%
  8,898    ASARCO, Inc.                                  122,348
 58,824    Barrick Gold Corp. (ADR) (Canada)           1,003,684
 34,665    Battle Mountain Gold Co.                       95,329
 11,362    Cyprus Amax Minerals Co.                      137,764
 22,428    Freeport-McMoran Copper & Gold, Inc.          243,905
 34,684    Homestake Mining Co.                          299,150
 21,303    INCO Ltd.                                     283,596
 24,297    Newmont Mining Corp.                          425,197
  9,285    Phelps Dodge Corp.                            457,286
 34,270    Placer Dome, Inc.                             383,396
                                                  --------------
                                                       3,451,655
------------------------------------------------------------
Miscellaneous Basic Industry--5.3%
 55,422    Applied Materials, Inc.(a)                  3,418,845
 46,358    BB&T Corp.                                  1,677,580
 27,777    Browning-Ferris Industries, Inc.            1,071,151
127,759    Cendant Corp.(a)                            2,012,204
 10,383    Crane Co.                                     251,139
 19,541    Ecolab, Inc.                                  693,705
 24,608    Fortune Brands, Inc.                          952,022
490,824    General Electric Co.                       54,297,405
 24,564    General Instruments Corp.                     744,596
 36,768    Illinois Tool Works, Inc.                   2,275,020
 14,986    ITT Industries, Inc.                          530,130
 17,334    Loews Corp.                                 1,293,550
  5,061    Millipore Corp.                               122,097
  1,523    NACCO Industries, Inc.                        112,797
 25,767    Omnicom Group                               2,059,750
 16,504    Pall Corp.                                    273,348
 25,574    PPG Industries, Inc.                        1,310,667
 12,518    Sealed Air Corp.                              615,729
 23,867    Textron, Inc.                               1,846,709
 17,249    TRW, Inc.                              $      784,829
 97,456    Tyco International Ltd.                     6,992,468
 13,874    W.W. Grainger, Inc.                           597,449
 88,013    Waste Management, Inc.                      3,905,577
                                                  --------------
                                                      87,838,767
------------------------------------------------------------
Miscellaneous Consumer Growth--0.6%
  9,598    American Greetings Corp.                      243,549
 11,532    Black & Decker Corp.                          639,305
 35,599    Corning, Inc.                               2,135,940
 48,165    Eastman Kodak Co.                           3,076,539
  6,358    Jostens, Inc.                                 135,108
 58,899    Minnesota Mining & Manufacturing Co.        4,167,104
  5,069    Polaroid Corp.                                101,697
                                                  --------------
                                                      10,499,242
------------------------------------------------------------
Office Equipment & Supplies--2.8%
 17,368    Avery Dennison Corp.                          998,660
250,947    Compaq Computer Corp.(a)                    7,951,883
 18,502    Honeywell, Inc.                             1,402,683
 18,041    Ikon Office Solutions, Inc.                   231,150
138,317    International Business Machines
             Corp.                                    24,516,688
 40,925    Pitney Bowes, Inc.                          2,608,969
 68,250    Staples, Inc.(a)                            2,243,719
 39,090    Unisys Corp.(a)                             1,082,304
 97,498    Xerox Corp.                                 5,203,956
                                                  --------------
                                                      46,240,012
------------------------------------------------------------
Petroleum--4.8%
 13,578    Amerada Hess Corp.                            683,143
 16,910    Anadarko Petroleum Corp.                      638,353
 12,387    Apache Corp.                                  322,836
 11,645    Ashland Oil, Inc.                             476,717
 48,238    Atlantic Richfield Co.                      3,521,374
 25,982    Burlington Resources, Inc.                  1,037,656
 98,062    Chevron Corp.                               8,672,358
362,592    Exxon Corp.                                25,585,398
 12,259    Kerr-McGee Corp.                              402,251
116,781    Mobil Corp.                                10,276,728
 49,038    Occidental Petroleum Corp.                    882,684

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-129

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum (cont'd.)
 39,336    Phillips Petroleum Co.                 $    1,858,626
322,131    Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                            16,750,812
 13,614    Sunoco, Inc.                                  490,955
 24,258    Tenneco, Inc.                                 677,708
 79,746    Texaco, Inc.                                4,525,586
 37,245    Union Pacific Resources Group, Inc.           442,284
 33,839    Unocal Corp.                                1,245,698
 48,260    USX- Marathon Corp.                         1,327,150
                                                  --------------
                                                      79,818,317
------------------------------------------------------------
Petroleum Services--0.7%
 49,479    Baker Hughes, Inc.                          1,202,958
 67,811    Halliburton Co.                             2,610,723
  9,058    Helmerich & Payne, Inc.                       205,503
  7,310    McDermott International, Inc.                 185,034
 55,052    PG&E Corp.                                  1,710,053
 16,510    Rowan Companies, Inc.(a)                      209,471
 80,921    Schlumberger, Ltd.                          4,870,433
 15,859    Sonat, Inc.                                   475,770
                                                  --------------
                                                      11,469,945
------------------------------------------------------------
Railroads--0.4%
 71,923    Burlington Northern, Inc.                   2,364,469
 34,503    CSX Corp.                                   1,343,460
 55,211    Norfolk Southern Corp.                      1,456,190
 36,729    Union Pacific Corp.                         1,962,706
                                                  --------------
                                                       7,126,825
------------------------------------------------------------
Restaurants--0.7%
 19,902    Darden Restaurants, Inc.                      410,479
203,130    McDonald's Corp.                            9,204,328
 23,466    Tricon Global Restaurants, Inc.             1,648,486
 17,279    Wendy's International, Inc.                   491,372
                                                  --------------
                                                      11,754,665
------------------------------------------------------------
Retail--6.2%
 36,706    Albertson's, Inc.                           1,993,595
 39,821    American Stores Co.                         1,314,093
 22,000    AutoZone, Inc.                         $      668,250
 14,289    Circuit City Stores, Inc.                   1,094,895
 15,224    Consolidated Stores Corp.(a)                  461,478
 58,996    CVS Corp.                                   2,802,310
 66,391    Dayton Hudson Corp.                         4,423,300
 16,223    Dillards, Inc.                                411,659
 26,512    Dollar General Corp.                          901,408
 32,875    Federated Department Stores, Inc.(a)        1,319,109
 86,442    Gap, Inc.                                   5,818,627
  4,177    Great Atlantic & Pacific Tea Co.,
             Inc.                                        125,310
 10,968    Harcourt General, Inc.                        486,019
220,856    Home Depot, Inc.                           13,748,286
 40,684    J.C. Penney Co., Inc.                       1,647,702
 74,157    Kmart Corp.(a)                              1,246,765
 23,900    Kohl's Corp.                                1,693,912
 37,861    Kroger Co.(a)                               2,266,927
  8,396    Liz Claiborne, Inc.                           273,920
  4,682    Longs Drug Stores Corp.                       142,508
 52,772    May Department Stores Co.                   2,064,685
 23,706    Meyer, (Fred), Inc.(a)                      1,395,691
 41,328    Newell Rubbermaid, Inc.                     1,963,061
 42,138    Nike, Inc.                                  2,430,836
 22,200    Nordstrom, Inc.                               907,425
  6,073    Pep Boys - Manny, Moe & Jack                   92,613
 33,404    Price Costco, Inc.(a)                       3,058,554
  6,849    Reebok International Ltd.                     108,728
 36,687    Rite-Aid Corp.                                917,175
 72,000    Safeway Inc.(a)                             3,694,500
 58,096    Sears, Roebuck & Co.                        2,625,213
 25,216    Sherwin-Williams Co.                          709,200
 15,412    Supervalu, Inc.                               317,873
 36,311    The Limited, Inc.                           1,438,823
 49,316    TJX Companies, Inc.                         1,676,744
 35,207    Toys 'R' Us, Inc.(a)                          662,332
332,563    Wal-Mart Stores, Inc.                      30,658,152
146,478    Walgreen Co.                                4,138,003
 20,740    Winn-Dixie Stores, Inc.                       775,157
                                                  --------------
                                                     102,474,838

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-130

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Rubber--0.1%
 11,799    B.F. Goodrich Co.                      $      404,853
  9,588    Cooper Tire & Rubber Co.                      176,180
 24,971    Goodyear Tire & Rubber Co.                  1,243,868
                                                  --------------
                                                       1,824,901
------------------------------------------------------------
Steel - Producers--0.1%
 29,237    Allegheny Teldyne, Inc.                       553,676
 15,334    Bethlehem Steel Corp.(a)                      126,505
 14,828    Nucor Corp.                                   653,359
 12,909    USX Corp. - U.S. Steel Group                  303,361
 11,408    Worthington Industries, Inc.                  134,044
                                                  --------------
                                                       1,770,945
------------------------------------------------------------
Telecommunications--4.7%
 40,134    Alltel Corp.                                2,503,358
 10,622    Andrew Corp.(a)                               130,783
 33,608    Ascend Communications, Inc.(a)              2,812,570
 11,300    Century Telephone Enterprises, Inc.           793,825
 27,581    Frontier Corp.                              1,430,764
197,622    Lucent Technologies, Inc.                  21,293,771
273,500    MCI WorldCom, Inc.(a)                      24,221,844
 43,620    Nextel Communications, Inc.(a)              1,597,583
 99,315    Northern Telecom, Ltd.                      6,169,944
 11,188    Scientific- Atlanta, Inc.                     304,873
131,288    Sprint Corp.                                9,385,038
 28,947    Tellabs, Inc.(a)                            2,829,569
 74,275    US West, Inc.                               4,089,767
                                                  --------------
                                                      77,563,689
------------------------------------------------------------
Textiles--0.1%
 11,885    Fruit of the Loom Ltd.                        123,307
  5,040    National Service Industries, Inc.             171,675
  6,048    Russell Corp.                                 121,716
  4,188    Springs Industries, Inc.                      113,338
 16,934    V.F. Corp.                                    799,073
                                                  --------------
                                                       1,329,109
Tobacco--0.9%
363,079    Philip Morris Companies, Inc.          $   12,775,842
 46,200    RJR Nabisco Holdings Corp.                  1,155,000
 28,299    UST, Inc.                                     739,312
                                                  --------------
                                                      14,670,154
------------------------------------------------------------
Transportation--0.0%
 47,256    Laidlaw, Inc. (Class 'B' Stock)               274,676
------------------------------------------------------------
Trucking & Shipping--0.1%
 21,758    FDX Corp.                                   2,019,414
  9,221    Ryder System, Inc.                            254,730
                                                  --------------
                                                       2,274,144
------------------------------------------------------------
Utilities-Communications--5.5%
 86,231    AirTouch Communications Inc.(a)             8,332,070
165,593    Ameritech Corp.                             9,583,695
315,987    AT&T Corp.                                 25,219,713
231,522    Bell Atlantic Corp.                        11,966,793
292,556    BellSouth Corp.                            11,720,525
143,214    GTE Corp.                                   8,664,447
291,418    SBC Communications, Inc.                   13,733,073
 33,370    Unicom Corp.                                1,220,091
                                                  --------------
                                                      90,440,407
------------------------------------------------------------
Utilities - Electric--1.7%
 28,200    AES Corp.(a)                                1,050,450
 20,969    Ameren Corp.                                  758,816
 30,071    American Electric Power, Inc.               1,193,443
 20,729    Baltimore Gas & Electric Co.                  525,998
 24,282    Carolina Power & Light Co.                    918,163
 35,101    Central & South West Corp.                    822,680
 36,451    Consolidated Edison, Inc.                   1,651,686
 27,449    Dominion Resources, Inc.                    1,013,897
 20,487    DTE Energy Co.                                787,469
 55,731    Duke Energy Co.                             3,044,306
 55,162    Edison International                        1,227,354

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-131

Portfolio of Investments as of                     PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                         PRUDENTIAL STOCK INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric (cont'd.)
 38,115    Entergy Corp.                          $    1,048,163
 33,677    FirstEnergy Corp.                             940,851
 26,236    FPL Group, Inc.                             1,397,067
 19,428    GPU, Inc.                                     724,907
 16,600    New Century Energies, Inc.                    565,437
 26,524    Niagara Mohawk Holdings Inc.                  356,416
 21,173    Northern States Power Co.                     490,949
 42,482    PacifiCorp                                    732,815
 35,155    PECO Energy Co.                             1,625,919
 21,726    PP&L Resources, Inc.                          537,719
 34,897    Public Service Enterprise Group Inc.        1,332,629
 41,279    Reliant Energy Inc.                         1,075,834
102,315    Southern Co.                                2,385,218
 42,214    Texas Utilities Co.                         1,759,796
                                                  --------------
                                                      27,967,982
           Total common stocks
             (cost $1,164,999,410)                 1,572,005,647
                                                  --------------
SHORT-TERM INVESTMENTS--5.2%
U.S. Government Securities--0.3%
           United States Treasury Bill,
 $5,000    4.45%, 6/17/99
             (cost $4,952,945)                    $    4,952,945
                                                  --------------
------------------------------------------------------------
Repurchase Agreement--4.9%
 81,013    Joint Repurchase Agreement Account,
             4.912%, 4/1/99(Note 5)
             (cost $81,013,000)                       81,013,000
                                                  --------------
           Total short-term investments
             (cost $85,965,945)                       85,965,945
------------------------------------------------------------
Total Investments--100.2%
           (cost $1,250,965,355)                   1,657,971,592
           Liabilities in excess of other
             assets--(0.2%)                           (3,275,411)
                                                  --------------
           Net Assets--100%                       $1,654,696,181
                                                  --------------
                                                  --------------

---------------
(a) Non-income producing.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-132

Statement of Assets and Liabilities          PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                  PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1999
Investments, at value (cost $1,250,965,355)................................................................     $1,657,971,592
Cash.......................................................................................................            118,953
Receivable for Fund shares sold............................................................................         10,134,559
Dividends and interest receivable..........................................................................          1,620,219
Receivable from Manager....................................................................................            199,221
Prepaid expenses...........................................................................................              6,289
                                                                                                                 --------------
   Total assets............................................................................................      1,670,050,833
                                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................................          7,071,007
Payable for Fund shares reacquired.........................................................................          6,842,890
Due to broker-variation margin.............................................................................          1,321,600
Accrued expenses...........................................................................................            119,155
                                                                                                                 --------------
   Total liabilities.......................................................................................         15,354,652
                                                                                                                 --------------
Net Assets.................................................................................................      $1,654,696,181
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................      $      57,208
   Paid-in capital in excess of par........................................................................      1,230,853,720
                                                                                                                 --------------
                                                                                                                 1,230,910,928
   Undistributed net investment income.....................................................................          5,105,325
   Accumulated net realized gain on investments............................................................         12,808,441
   Net unrealized appreciation on investments..............................................................        405,871,487
                                                                                                                 --------------
Net assets, March 31, 1999.................................................................................      $1,654,696,181
                                                                                                                 --------------
                                                                                                                 --------------
Class I:
   Net asset value and redemption price per share
      ($949,977,905 / 32,836,037 shares of beneficial interest issued and outstanding).....................              $28.93
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value and redemption price per share
      ($704,718,276 / 24,371,980 shares of beneficial interest issued and outstanding).....................             $28.92

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-133

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                             Six Months Ended
Net Investment Income                         March 31, 1999
Income
   Dividends (net of foreign withholding
      taxes of $12,677)...................     $  8,568,489
   Interest...............................        1,791,897
                                             ----------------
      Total income........................       10,360,386
                                             ----------------
Expenses
   Management fee.........................        2,005,545
   Transfer agent's fees and expenses.....          405,000
   Custodian's fees and expenses..........           96,000
   Reports to shareholders................           50,000
   Registration fees......................           33,000
   Legal fees.............................           15,000
   Audit fees.............................           12,000
   Trustees' fees.........................            4,000
   Miscellaneous..........................           16,286
                                             ----------------
      Total expenses......................        2,636,831
Less: Expense subsidy (Note 2)............         (330,793)
                                             ----------------
      Net expenses........................        2,306,038
                                             ----------------
Net investment income.....................        8,054,348
                                             ----------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions................        5,991,435
   Financial futures contracts............       10,630,797
                                             ----------------
                                                 16,622,232
                                             ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................      272,584,991
   Financial futures contracts............         (862,575)
                                             ----------------
                                                271,722,416
                                             ----------------
Net gain on investments...................      288,344,648
                                             ----------------
Net Increase in Net Assets
Resulting from Operations.................     $296,398,996
                                             ----------------
                                             ----------------


PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                     Ended           Year Ended
Increase (Decrease)                March 31,       September 30,
in Net Assets                         1999              1998
Operations
   Net investment income.......  $    8,054,348    $   11,235,227
   Net realized gain on
      investment transactions
      and financial futures
      contracts................      16,622,232         4,662,002
   Net change in unrealized
      appreciation on
      investments..............     271,722,416        17,807,145
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     296,398,996        33,704,374
                                 --------------    --------------
Dividends and distributions (Note 1):
   Dividends to shareholders
      from net investment
      income...................     (12,614,911)       (5,903,209)
                                 --------------    --------------
   Distributions to
      shareholders from net
      realized gains...........      (8,023,152)      (10,316,301)
                                 --------------    --------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold.....................     692,642,494     1,025,544,442
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions............      20,622,769        16,213,432
   Cost of shares reacquired...    (355,112,076)     (536,468,042)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............     358,153,187       505,289,832
                                 --------------    --------------
Net increase...................     633,914,120       522,774,696
Net Assets
Beginning of period............   1,020,782,061       498,007,365
                                 --------------    --------------
End of period(a)...............  $1,654,696,181    $1,020,782,061
                                 --------------    --------------
                                 --------------    --------------
---------------
(a) Includes undistributed net
   investment income of........  $    5,105,325    $    9,665,888
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-134

Notes to Financial Statements                PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                  PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company'), formerly the Prudential Dryden Fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Stock Index Fund (the 'Fund').
The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.
Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.
Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.
U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadvisers, does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.
Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
                                       B-135

Notes to Financial Statements             PRUDENTIAL INDEX SERIES FUND
(Unaudited)                               PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.
PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .40% of the average net assets for Class Z shares of the Fund. PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .30% of the average net assets for Class I shares of the Fund. This voluntary waiver may be terminated at any time without notice. For the six months ended March 31, 1999, PIFM subsidized $330,793 of the expenses of the Fund (.02% of the average net assets of the Fund $.006 per share).
Prudential Securities Incorporated ('PSI') acted as the distributor of the Fund's shares through May 31, 1998. Prudential Investment Management Services ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving under the same terms and conditions as under the agreement with PSI. Under the distribution agreement, PSI and PIMS incurred the expenses of distributing the Fund's shares, none of which is reimbursed or paid for by the Fund.
PIC, PIFM, PIMS and PSI are wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended March 31, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 1999, the Fund incurred fees of approximately $390,000 for the services of PMFS. As of March 31, 1999, approximately $75,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1999 aggregated $316,624,301 and $21,268,200, respectively.
On March 31, 1999, the Fund held 236 purchased financial futures contracts on the S&P 500 Index expiring by June 1999. The cost of such contracts was $77,439,450. The value of such contracts on March 31, 1999 was $76,304,700, thereby resulting in an unrealized loss of $1,134,750.
The cost basis of investments for federal income tax purposes was $1,250,970,994 and, accordingly, as of March 31, 1999, net unrealized appreciation for federal income tax purposes was $407,000,598 (gross unrealized appreciation--$441,008,887; gross unrealized depreciation--$34,008,289).
--------------------------------------------------------------------------------
                                       B-136

Notes to Financial Statements              PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At March 31, 1999, the Fund had a 14.6% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $81,013,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:
Bear, Stearns & Co., 4.92%, in the principal amount of $170,000,000, repurchase price $170,023,233, due 4/1/99. The value of the collateral including accrued interest was $174,282,442.
Morgan Stanley Dean Witter, 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $173,474,773.
Solomon Smith Barney, Inc., 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $174,947,170.
SBC Warburg Dillon Read, Inc., 4.97%, in the principal amount of $44,773,000, repurchase price $44,779,181, due 4/1/99. The value of the collateral including accrued interest was $45,668,747.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class I and Class Z shares. Class I shares are not subject to any sales or redemption charge and are offered to certain pension, profit sharing or other employee benefit plans qualified under Section 401, 457 or 403(b)(7) of the Internal Revenue Code. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value dividend into two classes, designated Class Z and Class I. Transactions in shares of beneficial interest during the six months ended March 31, 1999 and the fiscal year ended September 30, 1998 were as follows:

Class I                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended March 31, 1999:
Shares sold......................    11,896,497    $ 324,474,059
Shares issued in reinvestment of
  dividends and distributions....       490,382       12,784,255
Shares reacquired................    (7,192,224)    (192,760,487)
                                    -----------    -------------
Net increase in shares
  outstanding....................     5,194,655    $ 144,497,827
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1998:
Shares sold......................    25,552,010    $ 611,299,960
Shares issued in reinvestment of
  dividends and distributions....       498,260       10,662,778
Shares reacquired................   (12,681,495)    (302,961,258)
                                    -----------    -------------
Net increase in shares
  outstanding....................    13,368,775    $ 319,001,480
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
Six months ended March 31, 1999:
Shares sold......................    13,550,491    $ 368,168,435
Shares issued in reinvestment of
  dividends and distributions....       300,787        7,838,514
Shares reacquired................    (5,980,992)    (162,351,589)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,870,286    $ 213,655,360
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1998:
Shares sold......................    17,424,666    $ 414,244,482
Shares issued in reinvestment of
  dividends and distributions....       259,498        5,550,654
Shares reacquired................    (9,685,172)    (233,506,784)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,998,992    $ 186,288,352
                                    -----------    -------------
                                    -----------    -------------

Of the shares outstanding at March 31, 1999, PIFM and affiliates owned 10,897,468 shares of the Fund.
--------------------------------------------------------------------------------
                                       B-137

Financial Highlights                        PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                 PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                          Class Z
                                                       ---------------------------------------------------------------------------
                                                       Six Months
                                                          Ended                         Year Ended September 30,
                                                        March 31,      -----------------------------------------------------------
                                                          1999           1998         1997         1996         1995        1994
                                                       -----------     --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $   23.11      $  21.86     $  16.06     $  14.22     $  11.27     $ 11.12
                                                       -----------     --------     --------     --------     --------     -------
Income from investment operations:
Net investment income(a)............................          .09           .15          .46          .25          .23         .26
Net realized and unrealized gain on investment
   transactions.....................................         6.16          1.69         5.75         2.44         2.97         .11
                                                       -----------     --------     --------     --------     --------     -------
  Total from investment operations..................         6.25          1.84         6.21         2.69         3.20         .37
                                                       -----------     --------     --------     --------     --------     -------
Less distributions:
Dividends from net investment income................         (.26)         (.21)        (.26)        (.28)        (.22)       (.18)
Distributions from net realized gains...............         (.18)         (.38)        (.15)        (.57)        (.03)       (.04)
                                                       -----------     --------     --------     --------     --------     -------
  Total distributions...............................         (.44)         (.59)        (.41)        (.85)        (.25)       (.22)
                                                       -----------     --------     --------     --------     --------     -------
Net asset value, end of period......................    $   28.92      $  23.11     $  21.86     $  16.06     $  14.22     $ 11.27
                                                       -----------     --------     --------     --------     --------     -------
                                                       -----------     --------     --------     --------     --------     -------
TOTAL RETURN(b).....................................        27.19%         8.61%       39.34%       19.72%       29.02%       3.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $ 704,718      $381,374     $185,881     $184,379     $101,945     $50,119
Average net assets (000)............................    $ 542,470      $313,721     $254,644     $142,540     $ 71,711     $38,098
Ratios to average net assets:(a)
  Expenses..........................................          .40%(c)       .40%         .46%         .60%         .60%        .60%
  Net investment income.............................         1.15%(c)      1.30%        1.66%        1.92%        2.55%       2.34%
Portfolio turnover rate.............................            2%            1%           5%           2%          11%          2%

---------------
(a) Net of expense subsidy.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-138

Financial Highlights                         PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                  PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                            Class I
                                                        -----------------------------------------------
                                                                                            August 1,
                                                        Six Months                           1997(a)
                                                           Ended         Year Ended          Through
                                                         March 31,      September 30,     September 30,
                                                           1999             1998              1997
                                                        -----------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $   23.13        $   21.87         $   21.87
                                                        -----------     -------------     -------------
Income from investment operations:
Net investment income(b)............................           .17              .31               .06
Net realized and unrealized gain on investment
   transactions.....................................          6.09             1.55              (.06)
                                                        -----------     -------------     -------------
  Total from investment operations..................          6.26             1.86                --
                                                        -----------     -------------     -------------
Less distributions:
Dividends from net investment income................          (.28)            (.22)               --
Distributions from net realized gains...............          (.18)            (.38)               --
                                                        -----------     -------------     -------------
  Total distributions...............................          (.46)            (.60)               --
                                                        -----------     -------------     -------------
Net asset value, end of period......................     $   28.93        $   23.13         $   21.87
                                                        -----------     -------------     -------------
                                                        -----------     -------------     -------------
TOTAL RETURN(d).....................................         27.24%            8.69%                0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................     $ 949,978        $ 639,408         $ 312,127
Average net assets (000)............................     $ 798,233        $ 505,605         $ 296,788
Ratios to average net assets:(b)
  Expenses..........................................           .30%(c)          .30%              .30%(c)
  Net investment income.............................          1.24%(c)         1.42%             1.73%(c)
Portfolio turnover rate.............................             2%               1%                5%

---------------
(a) Commencement of offering of Class I shares.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-139
Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                        PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.1%
COMMON STOCKS--96.6%
------------------------------------------------------------
Austria--0.4%
      40    Austria Tabak AG                        $      2,695
     100    Austrian Airlines                              3,250
     482    Bank Austria AG                               28,672
      50    Boehler-Uddeholm AG                            2,405
      25    EA-Generali AG                                 5,290
      80    Flughafen Wien AG                              3,384
     150    Oesterreichische
               Electrizitaetswirtschafts AG, Ser.
               A                                          23,916
     130    OMV AG                                        11,494
      65    Va Technologie AG                              4,677
      35    Wienerberger Baustoffindustrie AG              6,144
                                                    ------------
                                                          91,927
------------------------------------------------------------
Belgium--2.3%
      20    D'Ieteren SA                                   9,047
      44    Barco Industries N.V.                          7,434
       6    Bekaert N.V.                                   2,656
      68    Cimenteries CBR Cementbedrijven                6,104
      12    Colruyt N.V.                                   7,851
      30    Compaignie Maritime Belge SA                   1,144
     197    Delhaize-Le Lion SA                           18,248
     229    Electrabel SA                                 82,078
     147    Fortis AG CVG                                    681
   2,970    Fortis AG NVP                                109,658
   1,323    Fortis AG Strip VVPR                              14
      20    Glaverbel SA                                   1,842
     106    Groupe Bruxelles Lambert SA                   19,339
      40    KBC Bancassurance Holding Strip N.V.               2
   1,245    KBC Bancassurance Holding N.V.                82,997
     110    PetroFina SA                                  60,208
     340    Solvay SA                                     20,849
     340    Tractebel                                     53,590
     600    Ucb SA                                  $     26,888
      78    Union Miniere SA                               2,700
                                                    ------------
                                                         513,330
------------------------------------------------------------
Denmark--1.0%
      30    Bang & Olufsen Holding A/S                     2,092
     129    Carlsberg A/S, Ser. A                          5,228
      94    Carlsberg A/S, Ser. B                          3,796
       5    D/S 1912, Ser. B                              37,403
       4    D/S Svendborg, Ser. B                         42,414
     235    Danisco A/S                                   10,752
     206    Den Danske Bank Group                         21,640
     170    FLS Industries A/S, Ser. B                     3,334
      60    International Service Systems A/S              3,899
     300    Novo Nordisk A/S, Ser. B                      33,553
     521    Tele Danmark A/S                              51,612
     212    Unidanmark A/S                                14,473
                                                    ------------
                                                         230,196
------------------------------------------------------------
Finland--2.4%
     180    Cultor Oyj, Ser. 1                             3,440
      40    Instrumentarium Group, Ser. A                  1,296
     500    Kemira Oyj                                     3,131
     350    Kesko Oyj                                      5,248
      50    Kone Corp., Ser. B                             5,263
   3,200    Merita plc, Ser. A                            17,135
     150    Metra Oyj, Ser. B                              3,028
   2,000    Nokia Oyj, Ser. A                            321,932
     610    Nokia Oyj, Ser. K                             98,123
     500    Outokumpu Oyj, Ser. A                          5,155
      80    Pohjola Insurance Group, Ser. A                4,232
     200    Sampo Insurance Co. Ltd., Ser. A               6,262
   1,660    Sonera Group Oyj                              27,598
     130    Tieto Corp, Ser. B                             5,354
   1,050    UPM-Kymmene Oyj                               29,019
                                                    ------------
                                                         536,216

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-140

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                        PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
France--12.6%
     150    Accor SA                                $     37,246
     840    Alcatel Alsthom SA                            96,579
   1,450    Axa-UAP                                      192,230
     720    Banqe Paribas                                 80,373
     913    Banque Nationale de Paris                     79,444
     110    Bouygues SA                                   30,520
     130    Canal Plus                                    38,104
     290    Cap Gemini SA                                 48,559
     160    Carrefour SA                                 123,332
      50    Club Mediterranee SA                           4,426
     410    Compagnie de Saint Gobain                     65,066
      50    Compagnie Francaise d'Etudes et de
               Construction Technip                        5,339
     660    Compagnie General des Eaux                   162,384
      20    Compagnie Generale de Geophysique SA             745
     550    Compagnie Generale des Etablissements
               Michelin, Ser. B                           24,671
     310    Danone                                        78,012
     350    Dassault Systemes SA                          12,960
   1,150    Elf Aquitaine SA                             156,183
     100    Eridania Beghin-Say SA                        14,812
      40    Essilor International SA                      13,344
     310    Etablissements Economiques du Casino
               Guichard-Perrachon SA                      27,510
   4,190    France Telecom SA                            338,806
      50    Groupe GTM                                     4,966
      50    Imetal SA                                      5,776
     376    L'Air Liquide                                 56,017
     280    L'OREAL                                      177,138
     430    Lafarge SA                                    38,762
     450    Lagardere S.C.A.                              14,618
     110    Legrand SA                                    23,098
     380    Louis Vuitton Moet Hennessy                   94,150
      30    Pathe SA                                       7,708
     230    Pechiney                                       8,318
     200    Pernod Ricard                                 12,707
     505    Pinault-Printemps-Redoute SA                  80,579
      50    Primagaz Cie                                   3,881
      80    Promodes                                      48,883
     200    PSA Peugeot Citroen                           28,760
   1,610    Rhone-Poulenc SA, Ser. A                      72,828
      20    Sagem SA                                $     11,001
     450    Sanofi SA                                     75,787
     660    Schneider SA                                  36,517
      50    SEB SA                                         3,671
     150    SEITA                                         10,194
     100    Sidel SA                                       7,827
      50    Simco SA                                       4,372
     200    Societe Bic SA                                10,526
      10    Societe Eurafrance SA                          4,804
     420    Societe Generale                              80,710
     120    Sodexho Alliance                              19,627
     600    Suez Lyonnaise des Eaux                      111,024
     610    Thomson CSF                                   18,637
   1,020    Total SA, Ser. B                             125,644
      20    Unibail SA                                     2,505
     950    Usinor SA                                     12,512
     303    Valeo SA                                      23,716
                                                    ------------
                                                       2,867,908
------------------------------------------------------------
Germany--12.7%
     160    Adidas-Salomon AG                             14,276
     150    AGIV AG                                        2,826
   1,015    Allianz AG                                   309,009
     150    AMB Aachener & Muenchener
               Beteiligungs AG                            17,975
     100    Axa Colonia Konzern AG                         9,932
   2,690    BASF AG                                       98,448
   3,110    Bayer AG                                     116,505
   1,700    Bayerische Vereinsbank AG                    101,675
     300    Beiersdorf AG, Ser. A                         22,185
     100    Bilfinger & Berger Bau AG                      1,879
      10    Buderus AG                                     3,228
     500    Continental AG                                12,361
   4,021    DaimlerChrysler AG                           349,885
   2,250    Deutsche Bank AG                             115,745
   1,520    Deutsche Lufthansa AG                         33,230
   9,050    Deutsche Telekom                             368,826
     100    Douglas Holding AG                             4,248
       6    Douglas Holding AG NPV                           246
   2,110    Dresdner Bank AG                              84,511
     200    Fag Kugelfischer Georg Schaefer AG             1,501

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-141

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                        PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Germany (cont'd.)
     200    Heidelberger Zement AG                  $     12,199
     250    Hochtief AG                                    8,286
      30    Karstadt AG                                   10,704
      50    Linde AG                                      28,555
     500    MAN AG                                        14,008
   1,600    Mannesmann AG                                204,343
     650    Merck KGaA                                    22,455
   1,130    Metro AG                                      70,719
     412    Muenchener Ruckversicherungs-
               Gesellschaft AG                            83,175
     342    Muenchener Ruckversicherungs-
               Gesellschaft AG (Registered)               68,121
      60    Preussag AG                                   32,193
   1,980    RWE AG                                        87,641
     260    SAP AG                                        74,524
     290    Schering AG                                   33,766
      50    SGL Carbon AG                                  2,094
   2,420    Siemens AG                                   161,719
   1,700    Thyssen AG                                    33,586
   2,070    VEBA AG                                      108,832
     115    Viag AG                                       63,429
   1,310    Volkswagen AG                                 87,259
                                                    ------------
                                                       2,876,099
------------------------------------------------------------
Ireland--0.6%
   4,000    Allied Irish Banks plc                        69,093
   1,350    CRH plc                                       23,304
     200    DCC plc                                        1,544
   1,000    Fyffes plc                                     2,354
     600    Greencore Group plc                            2,105
   1,000    Independent Newspapers plc                     4,534
   1,250    Irish Life plc                                12,145
     300    Irish Permanent plc                            4,567
   3,900    Jefferson Smurfit Group plc                    7,873
     600    Kerry Group plc, Ser. A                        8,000
     500    Ryanair Holdings plc                           4,093
     800    Tullow Oil plc                                   553
                                                    ------------
                                                         140,165
Italy--6.9%
   7,600    Alitalia SpA                            $     25,845
   4,264    Assicurazioni Generali                       170,784
   7,500    Banca Commerciale Italiana                    61,536
   9,400    Banca Intesa SpA                              55,408
   2,000    Banca Intesa SpA (Nonconvertible)              5,808
   1,000    Banca Popolare di Milano                       9,317
   6,000    Benetton Group SpA                            10,785
   1,000    Bulgari SpA                                    6,240
     500    Burgo (Cartiere) SpA                           3,509
   2,740    Edison SpA                                    25,232
  34,370    ENI SpA                                      218,921
  16,960    Fiat SpA                                      56,028
   3,500    Fiat SpA (Nonconvertible)                      6,272
   5,872    Istituto Bancario San Paolo di Torino         95,407
  16,700    Istituto Nazionale delle
               Assicurazioni (INA)                        50,481
     500    Italcementi SpA                                5,506
   3,500    Italgas (Soc Ital) SpA                        17,003
     500    La Rinascente SpA                              3,903
   2,800    Magneti Marelli                                4,051
     140    Marzotto (Gaetano) & Figlia SpA                1,186
   4,810    Mediaset SpA                                  45,229
   2,400    Mediobanca SpA                                32,258
     500    Mondadori (Arnoldo) Editore SpA                7,476
  19,000    Montedison SpA                                19,692
  11,500    Olivetti Group SpA                            36,004
   5,500    Parmalat Finanziaria SpA                       7,838
   8,670    Pirelli SpA                                   24,710
   1,680    Riunione Adriatica di Sicurta SpA             17,575
     500    Riunione Adriatica di Sicurta SpA
               (Nonconvertible)                            4,448
   1,000    Sirti SpA                                      5,938
   2,000    Snia BPD SpA                                   2,699
     500    Societa Assicuratrice Industriale
               (SAI)                                       6,396
  28,350    Telecom Italia Mobile SpA                    190,676
   6,000    Telecom Italia Mobile SpA (di Risp)           23,189
  15,410    Telecom Italia SpA                           163,702
   3,500    Telecom Italia SpA (di Risp)                  20,782
  20,260    Unicredito Italiano SpA                      109,362
  16,000    Unione Immobiliare SpA                         8,378
                                                    ------------
                                                       1,559,574

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-142

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                        PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Netherlands--8.1%
   5,968    ABN AMRO Holding N.V.                   $    124,349
   2,420    AEGON N.V.                                   220,895
   1,180    Akzo Nobel N.V.                               43,695
     324    Buhrmann N.V.                                  5,632
   2,632    Elsevier N.V.                                 39,212
     365    Getronics N.V.                                13,476
     550    Hagemeyer N.V.                                16,923
   1,307    Heineken N.V.                                 65,894
     100    Hollandsche Beton Groep N.V.                   1,053
      93    IHC Caland N.V.                                3,514
   3,896    ING Groep N.V.                               214,719
     269    KLM Royal Dutch Airlines N.V.                  7,551
   2,650    Koninklijke Ahold N.V.                       101,562
     121    Koninklijke Hoogovens N.V.                     4,010
   2,004    Koninklijke KPN BT                            79,724
     107    Koninklijke Pakhoed Holdings N.V.              2,593
     308    Oce N.V.                                       7,648
   8,890    Royal Dutch Petroleum Co.                    472,676
   1,523    Royal Philips Electronics N.V.               124,055
     100    Stork N.V.                                     1,959
   2,019    TNT Post Group N.V.                           60,813
   2,650    Unilever N.V.                                184,099
     180    Vedior N.V.                                    4,168
     284    Wolters Kluwer N.V.                           51,509
                                                    ------------
                                                       1,851,729
------------------------------------------------------------
Norway--0.5%
     200    Aker RGI ASA                                   2,225
     200    Bergesen dy ASA, Ser. A                        2,743
     100    Bergesen dy ASA, Ser. B                        1,294
   2,300    Christiania Bank Og Kreditkasse                8,987
   2,600    Den Norske Bank ASA                            9,520
     100    Dyno Industrier ASA                            1,682
     200    Elkem ASA                                      2,950
     150    Kvaerner ASA, Ser. A                           2,669
     120    Leif Hoegh & Co. ASA                           1,366
     350    Merkantildata ASA                              3,147
     700    NCL Holdings ASA                               1,503
   1,150    Norsk Hydro ASA                               46,871
     100    Norske Skogindustrier ASA, Ser. A              3,261
     600    Orkla ASA, Ser. A                              9,199
     160    Orkla ASA, Ser. B                       $      2,132
     200    Petroleum Geo Services                         3,054
     140    Sas Norge ASA                                  1,205
     200    Schibsted ASA                                  2,381
      80    Smedvig ASA                                      895
   1,100    Storebrand ASA, Ser. A                         8,113
     200    Tomra Systems ASA                              7,453
                                                    ------------
                                                         122,650
------------------------------------------------------------
Portugal--0.8%
     878    Banco Comercial Portugues SA                  26,540
     520    Banco Espirito Santo e Comercial de
               Lisboa                                     14,001
     300    BPI-SGPS SA                                    9,117
     220    Brisa-Auto Estradas de Portugal SA            10,189
     350    Cimpor-Cimentos de Portugal, SGPS SA           9,786
      50    Companhia de Seguros Tranquilidade             1,414
   2,560    EDP-Electricadade de Portugal SA              50,521
     300    Jeronimo Martins, SGPS SA                     10,688
     350    Portucel Industrial-Empresa Produtora
               de Celulose SA                              1,912
     750    Portugal Telecom SA                           33,594
     170    Sonae Investimentos-Sociedade
               Gestorade Participacoes Sociais SA          6,622
     100    Unicer-Uniao Cervejeira                        2,127
                                                    ------------
                                                         176,511
------------------------------------------------------------
Spain--4.1%
     200    Acerinox SA                                    5,074
     119    Acs Actividades Co.                            3,687
     967    Autopistas del Sol SA                         12,392
     218    Azucarera Ebro Agricolas                       4,279
   8,610    Banco Bilbao Vizcaya SA                      128,274
   4,713    Banco Central Hispanoamericano                59,072
   4,686    Banco Santander SA                            96,120
   2,028    Corporacion Bancaria de Espana                48,736
      54    Corporacion Financiera Alba SA                 7,724
     216    Corporacion Mapfre                             4,279
     200    Dragados & Construcciones SA                   6,564
   4,110    Endesa SA                                    103,739
     220    Fomento de Construcion Y Contra               13,538

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-143

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                        PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Spain (cont'd.)
     632    Gas Natural SDG SA                      $     58,336
   3,756    Iberdrola SA                                  55,633
     210    Metrovacesa SA                                 4,908
   1,330    Repsol SA                                     68,490
     164    Sociedade General de Aguas de
               Barcelona SA                                9,862
     740    Tabacalera SA, Ser. A                         14,995
   4,384    Telefonica de Espana SA                      185,955
     709    Telepizza                                      5,412
   1,073    Union Electrica Fenosa SA                     16,021
     300    Vallehermoso SA                                3,206
     100    Viscofan Industria Navarra Envolturas
               Celuosicas SA                               1,324
     169    Zardoya Otis SA                                4,247
                                                    ------------
                                                         921,867
------------------------------------------------------------
Sweden--3.7%
   3,000    ABB AB, Ser. A                                37,213
   1,100    ABB AB, Ser. B                                13,645
     500    AGA AB, Ser. A                                 6,263
     400    AGA AB, Ser. B                                 5,010
      50    Asticus AB                                       705
   5,600    Astra AB, Ser. A                             128,372
   1,400    Astra AB, Ser. B                              31,752
     500    Atlas Copco AB, Ser. A                        13,560
     200    Atlas Copco AB, Ser. B                         5,302
     100    Diligentia AB                                    791
     500    Drott AB                                       4,408
   1,700    Electrolux AB, Ser. B                         33,698
   1,500    Forenings Sparbanken AB, Ser. A               35,297
     850    Hennes & Mauritz AB, Ser. B                   64,089
     400    NetCom Systems AB                             13,620
     400    OM Gruppen AB                                  5,010
     800    Sandvik AB, Ser. A                            15,955
     200    Sandvik AB, Ser. B                             3,989
   1,200    Securitas AB, Ser. B                          18,971
   2,000    Skandia Forsakring AB                         37,213
   2,200    Skandinaviska Enskilda Banken, Ser. A         26,888
     500    Skanska AB, Ser. B                            17,025
     100    SKF AB, Ser. A                                 1,405
     200    SKF AB, Ser. B                                 2,846
     800    Svenska Cellulosa AB, Ser. B            $     17,366
     900    Svenska Handelsbanken, Ser. A                 31,357
      50    Svenska Handelsbanken, Ser. B                  1,605
     300    Svenskt Stal AB, Ser. A                        3,758
   1,300    Swedish Match AB                               4,553
   8,100    Telefonaktiebolaget LM Ericsson              197,008
     400    Trelleborg AB, Ser. B                          3,867
     600    Volvo AB, Ser. A                              15,505
   1,300    Volvo AB, Ser. B                              34,069
     300    Wm-Data AB, Ser. B                            11,711
                                                    ------------
                                                         843,826
------------------------------------------------------------
Switzerland--10.0%
      33    ABB AG                                        43,654
      15    ABB AG (Registered)                            3,973
      70    Adecco SA                                     35,517
      25    Alusuisse-Lonza Holding AG
               (Registered)                               27,497
   1,090    Credit Suisse Group                          203,250
       7    Fischer (Georg) AG                             2,317
      10    Forbo Holding AG                               4,155
      20    Holderbank Financiere Glarus AG               22,363
      35    Holderbank Financiere Glarus AG
               (Registered)                                9,305
       2    Jelmoli Holding AG                             1,897
       1    Kuoni Reisen AG                                3,716
      10    Merkur Holding AG                              2,351
     162    Nestle SA                                    294,307
     254    Novartis AG                                  412,023
      25    Novartis AG (Registered)                      40,705
       7    Roche Holdings AG                            124,853
      29    Roche Holdings AG (Registered)               353,648
      50    Sairgroup                                     10,759
       1    Schindler Holding AG                           1,553
       3    Schindler Holding AG (Registered)              5,057
      56    Schweizerische Rueckversicherungs-
               Gesellschaft                              123,907
       3    SGS Societe Generale de Surveillance
               Holding SA                                  2,471
      10    SGS Societe Generale de Surveillance
               Holding SA (Registered)                     2,121
       7    Sika Finanz AG                                 1,866

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-144

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                        PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Switzerland (cont'd.)
      14    SMH AG                                  $      8,891
      50    SMH AG (Registered)                            6,942
      10    Sulzer AG                                      6,384
     300    Swisscom AG                                  117,151
     881    UBS-Union Bank of Switzerland                276,773
     190    Zurich Versicherungs-Gesellschaft            121,562
                                                    ------------
                                                       2,270,968
------------------------------------------------------------
United Kingdom--30.5%
   5,850    Abbey National plc                           120,973
   6,550    Allied Zurich                                 88,290
     840    Anglian Water plc                             10,305
   3,050    Arjo Wiggins Appleton plc                      6,844
   3,450    Associated British Foods plc                  24,254
   4,400    BAA plc                                       49,010
   6,350    Barclays plc                                 182,874
     750    Barratt Development plc                        3,572
   3,457    Bass plc                                      46,849
   1,450    BBA Group plc                                  9,901
  16,629    BG plc                                        97,847
   1,450    BICC plc                                       2,200
   2,800    Blue Circle Industries plc                    16,091
   2,100    BOC Group plc                                 29,222
   4,100    Boots Co. plc                                 59,435
     550    Bowthorpe plc                                  3,787
   1,900    BPB plc                                        8,281
   7,500    British Aerospace plc                         50,124
   4,350    British Airways plc                           30,318
   6,550    British America Tobacco plc                   54,666
   1,900    British Land Co. plc                          16,363
  39,950    British Petroleum Co. plc                    675,223
   7,050    British Sky Broadcasting plc                  60,944
   7,800    British Steel plc                             15,991
  26,450    British Telecom plc                          430,398
   1,400    Bunzl plc                                      5,503
     750    Burmah Castrol plc                            11,502
   9,800    Cable & Wireless plc                         121,973
   4,300    Cadbury Schweppes plc                         61,779
   1,800    Caradon plc                                    3,966
   2,100    Carlton Communications plc                    20,713
  16,800    Centrica plc                            $     29,561
   1,750    Coats Viyella plc                              1,243
     300    Cobham plc                                     4,511
   5,350    Commercial Union plc                          84,120
   2,900    Compass Group plc                             33,566
     850    De La Rue plc                                  3,094
  15,005    Diageo plc                                   168,468
   1,400    Electrocomponents plc                         10,503
   1,170    Elementis plc                                  1,757
   3,050    EMI Group plc                                 21,799
     850    English China Clay plc                         3,170
   1,800    FKI plc                                        4,562
  11,400    General Electric Co. plc                     102,413
   2,900    GKN plc                                       43,678
  14,950    Glaxo Wellcome plc                           501,258
   3,850    Granada Group plc                             77,688
   1,000    Great Portland Estates plc                     3,204
   4,200    Great Universal Stores plc                    45,596
   3,047    Guardian Royal Exchange plc                   18,015
  10,550    Halifax plc                                  129,435
     900    Hammerson plc                                  6,066
   2,000    Hanson plc                                    17,935
     400    Hepworth plc                                   1,082
   3,600    HSBC Holdings plc (GBP)                      116,055
   7,350    HSBC Holdings plc (HKD)                      234,692
     300    Hyder plc                                      3,802
   1,050    IMI plc                                        4,466
   3,400    Imperial Chemical Industries plc              30,462
   7,850    J. Sainsbury plc                              48,661
     750    Johnson Matthey plc                            5,648
   5,650    Kingfisher plc                                71,051
   4,450    Ladbroke Group plc                            20,689
     400    Laird Group plc                                1,427
   2,000    Land Securities plc                           26,475
   3,350    LASMO plc                                      6,814
   5,400    Legal & General Group plc                     63,897
     200    Lex Service plc                                1,329
  22,150    Lloyds TSB Group plc                         333,610
     663    Lonrho plc                                     4,891
   5,500    Lucas Varity plc                              25,415
  12,200    Marks & Spencer plc                           80,302
   1,156    MEPC plc                                       8,024
     250    Meyer International plc                        1,614

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-145

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                        PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
   2,000    Misys plc                               $     20,276
   6,052    National Grid Co. plc                         44,233
   4,900    National Power plc                            37,612
   1,400    Next plc                                      16,046
     360    Ocean Group plc                                5,416
   2,500    P & O Finance plc                             36,483
   2,500    Pearson plc                                   57,227
   3,850    Pilkington plc                                 5,159
     916    Provident Financial plc                       14,255
   8,150    Prudential Corp. plc                         106,239
   1,000    Racal Electronic plc                           6,433
   2,150    Railtrack Group plc                           49,146
   3,000    Rank Group plc                                10,957
   4,600    Reed International plc                        40,916
  11,900    Rentokil Initial plc                          72,999
   6,066    Reuters Group plc                             88,914
   1,477    Rexam plc                                      4,900
   4,400    Rio Tinto Finance plc                         60,730
   1,000    RMC Group plc                                 13,447
   5,600    Rolls-Royce plc                               23,730
   6,550    Royal & Sun Alliance Insurance Group
               plc                                        61,856
   3,650    Royal Bank Scotland Group plc                 79,604
   1,750    Rugby Group plc                                3,164
   4,100    Safeway plc                                   16,050
   1,125    Schroders plc                                 26,261
   2,450    Scottish & Newcastle plc                      26,657
   3,400    Scottish Hydro-Electric plc                   30,764
   4,750    ScottishPower plc                             41,560
  15,745    Siebe plc                                     69,325
   1,350    Slough Estates plc                             6,941
  22,850    Smithkline Beecham plc                       329,952
   1,150    Smiths Industries plc                         16,838
   1,300    St. James's Place Capital plc                  5,173
   4,000    Stagecoach Holdings plc                       14,626
   3,471    Tarmac plc                                     5,925
   1,600    Tate & Lyle plc                               10,771
   1,250    Taylor Woodrow plc                      $      3,602
  28,150    Tesco plc                                     74,639
   1,191    Thames Water plc                              18,073
   1,850    TI Group plc                                  11,976
     950    Unigate plc                                    6,740
  13,600    Unilever plc                                 126,019
   1,155    United Biscuits Holding plc                    3,524
   2,000    United Utilities plc                          23,892
     766    Vickers plc                                    1,651
  12,950    Vodafone Group plc                           240,409
   2,492    Williams plc                                  16,091
   2,150    Wolseley plc                                  16,313
   4,000    Zeneca Group plc                             189,454
                                                    ------------
                                                       6,914,214
                                                    ------------
            Total common stocks
               (cost US$18,595,453)                   21,917,180
                                                    ------------
------------------------------------------------------------
PREFERRED STOCKS--0.5%
------------------------------------------------------------
Germany--0.5%
      10    Dyckerhoff AG, DM 21.43                        2,699
      10    Friedrich Grohe AG, DM 24.00                   2,450
     150    MAN AG, DM 1.60                                2,931
     510    RWE AG, DM 1.80                               14,976
     180    Sap AG, EUR 1.60                              57,909
     400    Volkswagen AG, DM 1.60                        16,021
                                                    ------------
                                                          96,986
------------------------------------------------------------
Italy
   4,500    Fiat SpA, L 120.00(a)                          7,579
                                                    ------------
            Total preferred stocks
               (cost US$111,336)                         104,565
                                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-146

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                        PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Warrants/
Units         Description                     Value (Note 1)
------------------------------------------------------------
WARRANTS(a)
------------------------------------------------------------
France
      20    Axa-UAP, expiring 12/31/01              $        102
------------------------------------------------------------
Germany
      12    Muenchener
               Ruckversicherungs-Gesellschaft AG,
               expiring 6/3/02                               428
------------------------------------------------------------
Italy
     400    Mediobanca SpA, expiring 12/31/00              1,213
                                                    ------------
            Total warrants (cost US$0)                     1,743
                                                    ------------
COMMON STOCK UNITS(a)
    ------------------------------------------------------------
Ireland
   2,600    Waterford Wedgewood plc
               (cost US$3,396)                             2,049
                                                    ------------
            Total long-term investments
               (cost US$18,710,185)                   22,025,537
                                                    ------------
SHORT-TERM INVESTMENTS--1.2%

Principal
Amount
------------------------------------------------------------
U.S. Government Securities--0.2%
            U.S. Treasury Bills
 $50,000    4.37%, 6/17/99(b)
               (cost US$49,533)                           49,521
                                                    ------------
------------------------------------------------------------
Repurchase Agreement--1.0%
 227,000    Joint Repurchase Agreement Account
               4.91%, 4/1/99
               (cost US$227,000; Note 5)                 227,000
                                                    ------------
            Total short-term investments
               (cost US$276,533)                         276,521
                                                    ------------
Total Investments--98.3%
            (cost US$18,986,718; Note 4)            $ 22,302,058
            Other assets in excess of
               liabilities--1.7%                         388,769
                                                    ------------
            Net Assets--100%                        $ 22,690,827
                                                    ------------
                                                    ------------

---------------
(a) Non-income producing security.
(b) Pledged as collateral for financial futures contracts.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 1999 was as follows:

Finance...............................................   23.1%
Utilities.............................................   15.0
Health Technology.....................................   10.6
Energy Minerals.......................................    8.3
Consumer Non-Durables.................................    7.3
Process Industries....................................    6.2
Electronic Technology.................................    5.2
Retail Trade..........................................    4.6
Producer Manufacturing................................    3.8
Consumer Durables.....................................    3.2
Commercial Services...................................    2.3
Consumer Services.....................................    2.1
Transportation........................................    1.8
Non-Energy Minerals...................................    1.4
Industrial Services...................................    1.1
Technology Services...................................    1.1
Repurchase Agreement..................................    1.0
U.S. Government Obligations...........................    0.2
                                                        -----
                                                         98.3
Other assets in excess of liabilities.................    1.7
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-147

                                                   PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities (Unaudited)    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1999
                                                                                                               --------------
Investments, at value (cost $18,986,718)...................................................................       $ 22,302,058
Foreign currency, at value (cost $355,625).................................................................            350,910
Cash.......................................................................................................                731
Dividends and interest receivable..........................................................................             94,983
Due from Manager...........................................................................................             77,556
Receivable for Fund shares sold............................................................................              7,137
Due from broker- variation margin..........................................................................              6,527
Deferred expenses and other assets.........................................................................                112
Forward currency contracts-net amount receivable from counterparties.......................................                 20
                                                                                                                 --------------
   Total assets............................................................................................         22,840,034
                                                                                                                 --------------
Liabilities
Accrued expenses and other liabilities.....................................................................            128,762
Foreign withholding taxes payable..........................................................................             18,925
Payable for Fund shares reacquired.........................................................................              1,520
                                                                                                                 --------------
   Total liabilities.......................................................................................            149,207
                                                                                                                 --------------
Net Assets.................................................................................................       $ 22,690,827
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................       $     18,826
   Paid-in capital in excess of par........................................................................         19,428,096
                                                                                                                 --------------
                                                                                                                    19,446,922
   Distribution in excess of net investment income.........................................................           (134,565)
   Accumulated net realized gains on investment transactions and foreign currencies........................             62,563
   Net unrealized appreciation on investments and foreign currencies.......................................          3,315,907
                                                                                                                 --------------
Net assets, March 31, 1999.................................................................................       $ 22,690,827
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share
   ($22,690,827 / 1,882,563 shares of beneficial interest issued and outstanding)..........................       $      12.05
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-148

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                 Six Months
                                                   Ended
Net Investment Income                          March 31, 1999
Income
   Dividends (net of foreign withholding
      taxes
      of $7,974)............................    $    124,110
   Interest.................................           7,907
                                               --------------
      Total Income..........................         132,017
                                               --------------
Expenses
   Management fee...........................          42,212
   Custodian's fees and expenses............         125,000
   Reports to shareholders..................          22,000
   Registration fees........................          17,000
   Audit fee and expenses...................           9,000
   Legal fees and expenses..................           6,000
   Trustees' fees...........................           3,000
   Transfer agent's fees and expenses.......           2,000
   Miscellaneous............................             529
                                               --------------
      Total expenses........................         226,741
   Less: Subsidy expense (Note 2)...........        (163,433)
                                               --------------
      Net expenses..........................          63,308
                                               --------------
Net investment income.......................          68,709
                                               --------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions..................          26,079
   Foreign currency transactions............         (13,050)
   Financial futures transactions...........          64,139
                                               --------------
                                                      77,168
                                               --------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................       2,734,711
   Foreign currencies.......................         (10,720)
   Financial futures........................          18,186
                                               --------------
                                                   2,742,177
                                               --------------
Net gain on investments and foreign
   currencies...............................       2,819,345
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $  2,888,054
                                               --------------
                                               --------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Operations (Unaudited)
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                Six Months      October 1, 1997(a)
                                   Ended              Through
Increase (Decrease)              March 31,         September 30,
in Net Assets                      1999                1998
Operations
   Net investment income......  $    68,709         $   288,375
   Net realized gain on
      investments and foreign
      currency transactions...       77,168              37,994
   Net change in unrealized
     appreciation/depreciation
      on investments and
      foreign currencies......    2,742,177             573,730
                                -----------    ---------------------
   Net increase in net assets
      resulting from
      operations..............    2,888,054             900,099
                                -----------    ---------------------
Dividends and distributions
   (Note 1):
   Dividends from net
      investment income.......     (403,257)           (108,089)
                                -----------    ---------------------
   Distributions from net
      realized gains..........      (52,600)          --
                                -----------    ---------------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold....................    2,987,825          18,141,700
   Net asset value of shares
      issued in reinvestment
      of
      dividends and
      distributions...........      455,044             108,032
   Cost of shares
      reacquired..............   (1,210,549)         (1,015,432)
                                -----------    ---------------------
   Net increase in net assets
      from Fund share
      transactions............    2,232,320          17,234,300
                                -----------    ---------------------
Total increase................    4,664,517          18,026,310
Net Assets
Beginning of period...........   18,026,310           --
                                -----------    ---------------------
End of period(b)..............  $22,690,827         $18,026,310
                                -----------    ---------------------
                                -----------    ---------------------
---------------
(a) Commencement of investment
  operations.
(b) Undistributed net
    investment income.........  $   --              $   213,033
                                -----------    ---------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-149

                                                   PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)          PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate Funds. Prudential Europe Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 1,500,000 shares of beneficial interest of the Fund were sold for $15,000,000 to The Prudential Insurance Company of America ('The Prudential').

The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers, currently the Morgan Stanley Capital International Europe Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange, are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign
--------------------------------------------------------------------------------
                                       B-150

                                                   PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)          PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on settlement date of the contract equal to the difference between settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to reclassify $13,050 of foreign currency losses from accumulated net realized gains on investments to distributions in excess of net investment income. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.

PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be terminated at any time without notice. For the six months ended March
--------------------------------------------------------------------------------
                                       B-151

                                                   PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)          PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
31, 1999, PIFM subsidized $163,433 of the expenses of the Fund (1.55% of average daily net assets, annualized, or $0.09 per share).

The Fund has a distribution agreement with PIMS, which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential.

As of March 11, 1999, the Fund, along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended March 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended March 31, 1999, the Fund incurred fees of approximately $1,800 for the services of PMFS. As of March 31, 1999, approximately $400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1999 were $1,936,525 and $249,378, respectively.

The United States federal income tax cost basis of the Fund's investments at March 31, 1999 was $19,126,322 and, accordingly, net unrealized appreciation for federal income tax purposes was $3,175,736 (gross unrealized appreciation--$4,168,821; gross unrealized depreciation--$993,085).

At March 31, 1999, the Fund had open buys of 100 EUROTOP and 40 FTSE 100 financial futures contracts expiring on June 19, 1999.

The unrealized appreciation on such contracts as of March 31, 1999 were as follows:

                               Value at         Value on        Unrealized
                              Acquisition    March 31, 1999    Appreciation
                              -----------    --------------    ------------
EUROTOP.....................   $ 292,300        $292,800          $  500
FTSE 100....................     200,690         203,886           3,196
FTSE 100....................      87,489          89,627           2,138
                                                                   -----
                                                                  $5,834
                                                                   -----
                                                                   -----

At March 31, 1999, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                    Value at
       Forward Currency          Settlement Date    Current     Unrealized
        Sale Contracts             Receivable        Value     Appreciation
-------------------------------  ---------------    -------    ------------
Great Britain Pound,
 expiring 4/1/99...............      $20,020        $20,000        $ 20
                                      ------        -------        ----
                                      ------        -------        ----

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 1999, the Fund had a .04% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $227,000 in principal amount. As of such date, the repurchase agreement in the joint account and the value of the collateral therefore was as follows:

Bear, Stearns & Co., Inc., 4.92%, in the principal amount of $170,000,000, repurchase price $170,023,223, due 4/1/99. The value of the collateral including accrued interest was $174,282,442.

Salomon Smith Barney, Inc., 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $174,947,170.

Morgan Stanley Dean Witter, 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $173,474,773.
--------------------------------------------------------------------------------
                                       B-152

                                                   PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)          PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
SBC Warburg Dillon Read, Inc., 4.97%, in the principal amount of $44,773,000, repurchase price $44,779,181, due 4/1/99. The value of the collateral including accrued interest was $45,668,747.
------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

Six months ended March 31, 1999:                     Shares
---------------------------------------------------  ---------
Shares sold........................................    249,936
Shares issued in reinvestment of dividends and
  distributions....................................     39,397
Shares reacquired..................................   (101,569)
                                                     ---------
Net increase in shares outstanding.................    187,764
                                                     ---------
                                                     ---------

October 1, 1997(a) through September 30, 1998:
---------------------------------------------------
Shares sold........................................  1,771,843
Shares issued in reinvestment of dividends and
  distributions....................................     11,206
Shares reacquired..................................    (88,250)
                                                     ---------
Net increase in shares outstanding.................  1,694,799
                                                     ---------
                                                     ---------

As of March 31, 1999, 1,544,903 of the outstanding shares were owned by The Prudential.
---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       B-153

                                                   PRUDENTIAL INDEX SERIES FUND
Financial Highlights (Unaudited)                   PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

                                                                                            Six Months         October 1, 1997(a)
                                                                                               Ended                Through
                                                                                             March 31,           September 30,
                                                                                               1999                   1998
                                                                                            -----------        ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................................        $ 10.64               $  10.00
                                                                                            -----------               ------
Income from investment operations
Net investment income(c)..............................................................            .04                    .18
Net realized and unrealized gain on investment and foreign currency transactions......           1.63                    .53
                                                                                            -----------               ------
   Total from investment operations...................................................           1.67                    .71
                                                                                            -----------               ------
Less distributions
Dividends from net investment income..................................................           (.23)                  (.07)
Distributions from net realized gains.................................................           (.03)                    --
                                                                                            -----------               ------
   Total distributions................................................................           (.26)                  (.07)
                                                                                            -----------               ------
Net asset value, end of period........................................................        $ 12.05               $  10.64
                                                                                            -----------               ------
                                                                                            -----------               ------
TOTAL RETURN(d):......................................................................          15.80%                  7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................................        $22,691               $ 18,026
Average net assets (000)..............................................................        $21,164               $ 17,728
Ratios to average net assets:(b)/(c)
   Expenses...........................................................................            .60%                   .60%
   Net investment income..............................................................            .65%                  1.64%
Portfolio turnover....................................................................              1%                     4%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-154
                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of March 31, 1999 (Unaudited)
                                                 PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.0%
COMMON STOCKS--96.4%
------------------------------------------------------------
Australia--9.0%
   6,600    Amcor Ltd.                             $     32,926
  11,900    AMP Ltd.                                    129,781
   3,109    Australian Gas Light Co.                     22,087
  12,202    Boral Ltd.                                   17,576
   2,600    Brambles Industries, Ltd.                    65,815
  20,231    Broken Hill Proprietary Co., Ltd.           171,835
  10,168    Coca Cola Amatil Ltd.                        43,920
  12,807    Coles Myer Ltd.                              69,206
   9,100    Colonial Ltd.                                36,031
   3,300    CRA Ltd.                                     45,924
   9,682    Crown Ltd.(a)                                 4,891
   1,000    CSL Ltd.                                      8,292
  10,300    CSR Ltd.                                     22,239
   2,955    Email Ltd.                                    5,094
   1,249    F. H. Faulding & Co. Ltd.                     7,414
  18,800    Fosters Brewing Group Ltd.                   55,099
   4,907    Futuris Corp., Ltd.                           6,259
  14,254    General Property Trust                       24,844
   6,768    GIO Australia Holdings Ltd.                  19,340
  13,251    Goodman Fielder Ltd.                         13,665
   4,000    Hardie (James) Industries Ltd.                8,765
   2,788    ICI Australia Ltd.                           14,613
   2,700    Leighton Holdings Ltd.                        8,883
   5,549    Lend Lease Corp. Ltd.                        70,403
  17,560    M.I.M. Holdings Ltd.                          7,873
   2,400    Mayne Nickless Ltd.                           7,881
  15,841    National Australia Bank Ltd.                286,602
   2,300    Newcrest Mining Ltd.(a)                       4,474
  21,966    News Corp., Ltd.                            161,908
  17,823    Normandy Mining Ltd.(a)                      14,182
   7,681    North Ltd.                                   12,175
  10,400    Pacific Dunlop Ltd.                          18,061
   9,200    Pioneer International Ltd.                   18,185
   3,836    QBE Insurance Group Ltd.                     15,869
   2,100    RGC Ltd.                                          0
   1,200    Rothmans Holdings Ltd.                       10,685
   6,531    S.A. Brewing Holdings Ltd.                   26,441
   6,200    Santos Ltd.                                  17,854
   4,000    Schroders Property Fund                $      6,113
   1,825    Smith (Howard) Ltd.                          14,118
   3,258    Smorgon Steel Group Ltd.                      4,115
   5,300    Star City Holdings Ltd.                       5,389
   3,425    Stockland Trust Group                         8,328
   2,500    Suncorp-Metway Ltd.                          15,156
   3,000    TABCORP Holdings Ltd.                        22,734
  55,200    Telstra Corp.                               287,759
   2,200    Wesfarmers Ltd.                              20,585
  12,918    Western Mining Corp. Holdings Ltd.           40,952
  13,373    Westfield Trust                              28,326
  20,936    Westpac Banking Corp. Ltd.                  152,042
   1,377    Westralian Sands Ltd.                         3,137
  11,400    Woolworths Ltd.                              36,355
                                                   ------------
                                                      2,152,201
                                                   ------------
------------------------------------------------------------
Hong Kong--7.3%
  13,000    Bank of East Asia                            22,059
  35,000    Cathay Pacific Airways                       40,196
  25,000    Cheung Kong Ltd.                            190,333
  26,000    China Light & Power Holdings, Ltd.          124,807
  20,000    Chinese Estates Holdings                      2,942
   3,000    Dickson Concept Inc.                          2,439
  11,000    Hang Lung Development Co.                    13,343
  21,000    Hang Seng Bank Ltd.                         193,076
  44,000    Hong Kong & China Gas Co.                    62,171
   4,000    Hong Kong Construction Holdings               1,626
  11,000    Hong Kong & Shanghai Hotels                   8,446
   2,000    Hong Kong Aircraft Engineering Co.
               Ltd.                                       2,942
 130,000    Hong Kong Telecommunications Ltd.           256,660
   8,800    Hopewell Holdings Ltd.                        4,258
  42,000    Hutchison Whampoa Ltd.                      330,600
   9,000    Hysan Development Co.                        11,730
  10,000    Johnson Electric Holdings, Ltd.              28,195
   6,000    Miramar Hotel & Investment Co.                6,310
  21,000    New World Development Co., Ltd.              41,325
  14,000    Oriental Press Group                          1,264

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-155

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of March 31, 1999 (Unaudited)
                                                 PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Hong Kong (cont'd.)
   6,000    Peregrine Investments Holdings Ltd.    $          8
  38,000    Regal Hotel International                     3,727
  16,000    Shangri-La Asia Ltd.                         16,311
  14,000    Shun Tak Holdings Ltd.                        2,710
  32,000    Sino Land Co.                                16,827
  14,000    South China Morning Post                      7,768
  26,000    Sun Hung Kai Properties Ltd.                194,592
  17,000    Swire-Pacific, Ltd. 'A'                      78,972
   4,000    Television Broadcasts Ltd.                   14,581
   2,000    Varitronix International, Ltd.                3,123
  23,000    Wharf Holdings Ltd.                          35,318
   2,000    Wing Lung Bank                                6,994
                                                   ------------
                                                      1,725,653
                                                   ------------
------------------------------------------------------------
Japan--77.1%
   4,000    77th Bank, Ltd.(a)                           38,673
   1,600    Acom Co., Ltd.                              113,079
   1,000    Advantest Corp.                              76,416
   7,000    Ajinomoto Co., Inc.                          83,340
   2,000    Alps Electric Co. Ltd.                       33,691
   3,000    Amada Co. Ltd.                               15,959
   1,000    Amano Corp.                                   7,684
   3,000    Aoki Corp.                                    1,951
     800    Aoyama Trading Co., Ltd.                     21,616
     500    Arabian Oil Co.                               8,486
  26,000    Asahi Bank Ltd.                             137,212
   5,000    Asahi Breweries Ltd.                         65,439
  16,000    Asahi Chemical Industry Co., Ltd.            93,625
  13,000    Asahi Glass Co. Ltd.                         94,402
   5,000    Ashikaga Bank                                 9,668
     400    Autobacs Seven Co. Ltd.                      16,381
  49,000    Bank of Tokyo-Mitsubishi, Ltd.              675,234
  12,000    Bank of Yokohama                             30,398
   9,000    Bridgestone Corp.                           229,503
   3,000    Brother Industries, Ltd.                      9,221
   9,000    Canon Inc.                                  222,663
   3,000    Casio Computer Co.                           20,341
   8,000    Chiba Bank                                   34,991
  10,000    Chichibu Onoda Cement Corp.                  28,287
   2,000    Chiyoda Corp.                                 4,323
   2,000    Chugai Phamacy Co.                           23,102
   3,000    Citizen Watch Co.                            20,772
   5,000    Cosmo Oil Co.                          $      8,993
   1,700    Credit Saison Co. Ltd.                       37,322
     600    CSK Corp.                                    18,948
   8,000    Dai Nippon Printing Co., Ltd.               121,591
   4,000    Daicel Chemical Industries, Ltd.             13,172
   4,000    Daido Steel Co.                               5,674
   7,000    Daiei Inc.                                   20,155
   1,000    Daifuku Co. Ltd.                              6,628
   3,000    Daiichi Pharmaceutical Co.                   50,410
   3,000    Daikin Industries Ltd.                       29,714
   2,000    Daikyo Inc.                                   3,901
   3,000    Daimaru Inc.                                 14,186
   8,000    Dainippon Ink & Chemicals, Inc.              26,412
   2,000    Dainippon Screen Manufacturing Co.,
               Ltd.                                       7,768
   1,400    Daito Trust Construction Co., Ltd.           14,706
   6,000    Daiwa House Industries                       68,496
   2,000    Daiwa Kosho Lease Co., Ltd                    7,346
  14,000    Daiwa Securities Co., Ltd.                   75,065
   5,000    Denki Kagaku Kogyo K.K.                       8,528
   9,000    Denso Corp.                                 176,687
      43    East Japan Railway Co.                      255,611
   3,000    Ebara Corp.                                  33,134
   3,000    Eisai Co., Ltd.                              62,695
   1,000    Ezaki Glico Co.                               6,029
   2,700    Fanuc Ltd.                                  110,344
  32,000    Fuji Bank                                   189,411
   5,000    Fuji Photo Film Co.                         189,141
   4,000    Fujikura Ltd.                                21,616
   5,000    Fujita Corp.                                  3,842
   1,000    Fujita Kanko Inc.                             9,204
  20,000    Fujitsu Ltd.                                321,202
   7,000    Furukawa Electric Co. Ltd.                   28,962
   1,000    Gakken Co.                                    1,182
   5,000    Gunma Bank                                   39,390
   2,000    Gunze Ltd.                                    4,644
   9,000    Hankyu Corp.                                 39,137
   2,000    Hankyu Department Stores                     14,253
   3,000    Hazama Corp.                                  2,432
   3,000    Higo Bank Ltd.                               12,640
     400    Hirose Electric Co., Ltd.                    33,437
  36,000    Hitachi Ltd.                                266,588
  10,000    Hitachi Zosen Corp.                          12,835
   6,000    Hokuriku Bank                                11,399

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-156

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of March 31, 1999 (Unaudited)
                                                 PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
  10,000    Honda Motor Co., Ltd.                  $    451,744
   1,000    House Foods Corp.                            14,186
   1,000    Hoya Corp.                                   56,742
   2,000    Inax Corp.                                   13,611
  28,000    Indonesia Bank                              189,141
   2,000    Isetan Co.                                   19,083
   3,000    Ishihara Sangyo Kaisha(a)                     4,610
   4,000    Ito Yokado Co., Ltd.                        257,367
  15,000    Itochu Corp.                                 31,158
   2,000    Itoham Foods Inc.                             8,241
   2,000    Iwatani International Corp.                   4,323
   1,000    JACCS Co., Ltd.                               4,230
  20,000    Japan Air Lines Co.(a)                       65,355
  11,000    Japan Energy Corp.                           12,446
   4,000    Japan Steel Works                             4,729
   2,000    JGC Corp.                                     4,340
   9,000    Joyo Bank                                    38,149
   3,000    JUSCO Co., Ltd.                              52,183
  11,000    Kajima Corp.                                 33,437
   3,000    Kamigumi Co., Ltd.                           13,932
   2,000    Kandenko Co.                                 13,341
   5,000    Kanebo Ltd.(a)                                5,488
   4,000    Kaneka Corp.                                 31,749
  10,600    Kansai Electrical Power Co., Inc.           214,363
   3,000    Kansai Paint Co.                              7,954
   7,000    Kao Corp.                                   154,564
   1,000    Katokichi Co.                                13,687
  15,000    Kawasaki Heavy Industries Ltd.               32,678
   6,000    Kawasaki Kisen Ltd.                          11,804
  35,000    Kawasaki Steel Corp.                         59,107
   5,000    Keihin Elecetric Express Railway
               Co., Ltd.                                 16,339
   2,000    Kikkoman Corp.                               13,645
   3,000    Kinden Corp.                                 41,797
  18,000    Kinki Nippon Railway                         96,361
  11,000    Kirin Brewery Co.                           128,920
   1,000    Kissei Pharmaceutical Co., Ltd.              20,265
   1,000    Kokuyo Co.                                   16,499
  10,000    Komatsu Ltd.                                 51,423
   1,000    Komori Corp.                                 18,534
     450    Konami Co.                                   16,643
   4,000    Konica Corp.                                 16,820
   2,000    Koyo Seiko Co.                         $     12,007
  15,000    Kubota Corp.                                 39,897
   7,000    Kumagai Gumi Co.(a)                           6,147
   3,000    Kurabo Industries                             3,673
   3,000    Kuraray Co.                                  32,551
   2,000    Kureha Chemical Industry Co. Ltd.             5,201
   1,000    Kurita Water Industries                      16,364
   2,100    Kyocera Corp.                               113,130
   4,000    Kyowa Hakko Kogyo Co., Ltd.                  21,008
   1,000    Kyudenko Co., Ltd.                            6,122
   3,000    Lion Corp.                                   11,323
   1,000    Maeda Road Construction Co.                   6,333
   1,000    Makino Milling Machine Co., Ltd.              6,147
   2,000    Makita Corp.                                 22,309
  15,000    Marubeni Corp.                               28,498
   3,000    Maruha Corp.                                  3,166
   4,000    Marui Co.(a)                                 68,057
  22,000    Matsushita Electric Industrial Co.,
               Ltd.                                     429,114
   3,000    Meiji Milk Product Co., Ltd.                  9,575
   4,000    Meiji Seika Kaisha                           17,901
   4,000    Minebea Co.(a)                               41,341
   1,000    Misawa Homes Co.                              3,394
  24,000    Mitsubishi Chemical Corp.                    68,091
  17,000    Mitsubishi Corp.                            111,247
  24,000    Mitsubishi Electric Corp.                    80,250
  14,000    Mitsubishi Estate Co., Ltd.                 142,447
   5,000    Mitsubishi Gas Chemicals Co.                 14,017
  37,000    Mitsubishi Heavy Industries Ltd.            167,145
   2,000    Mitsubishi Logistics Corp.                   23,018
  12,000    Mitsubishi Material Corp.                    25,838
   5,000    Mitsubishi Oil Co.                            8,613
   3,000    Mitsubishi Paper Mills                        4,990
   6,000    Mitsubishi Rayon Co.                         15,148
  14,000    Mitsubishi Trading & Banking                145,166
  18,000    Mitsui & Co.                                121,743
   8,000    Mitsui Engineering & Shipbuilding
               Co., Ltd.(a)                               7,431
   9,000    Mitsui Fudosan Co., Ltd.                     81,086
   8,000    Mitsui Marine & Fire Insurance Co.,
               Ltd.                                      40,530
   5,000    Mitsui Mining & Smelting Co.                 24,149
  11,000    Mitsui O.S.K. Lines                          22,663
   1,000    Mitsui Soko Co.                               3,580

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-157

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of March 31, 1999 (Unaudited)
                                                 PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
  12,000    Mitsui Trust & Banking Co.             $     17,732
   5,000    Mitsukoshi Ltd.                              13,975
   1,000    Mori Seiki Co.                               11,475
   2,000    Murata Manufacturing Co., Ltd.              106,392
   3,000    Mycal Corp.                                  18,517
   2,000    Nagase & Co.                                  8,191
   8,000    Nagoya Railroad Co.                          28,236
     500    Namco Ltd.                                   13,172
   5,000    Nankai Electric Railway Co.                  23,938
  17,000    NEC Corp.                                   204,551
   4,000    NGK Insulators Ltd.                          45,191
   2,000    NGK Spark Plug Co.                           23,068
   5,000    Nichido Fire & Marine Insurance              29,300
   3,000    Nichirei Corp.                                6,257
   4,000    Nikon Corp.                                  48,636
   1,000    Nippon Comsys Corp.                          14,017
  12,000    Nippon Express Co., Ltd.                     71,029
   6,000    Nippon Fire & Marine Insurance               19,049
   5,000    Nippon Light Metal Co., Ltd.                  5,488
   2,000    Nippon Meat Packers, Inc.                    28,236
  13,000    Nippon Oil Co.                               50,823
  10,000    Nippon Paper Industries Co.                  50,241
   1,000    Nippon Sharyo Ltd.                            3,057
   4,000    Nippon Sheet Glass Co.                       13,848
   3,000    Nippon Shinpan Co.                            6,839
   2,000    Nippon Shokubai Co.                          11,332
  74,000    Nippon Steel Corp.                          151,837
   3,000    Nippon Suisan Kaisha(a)                       3,876
     134    Nippon Telegraph & Telephone Corp.        1,312,505
  13,000    Nippon Yusen K.K.                            51,592
   3,000    Nishimatsu Construction Co.                  15,807
  27,000    Nissan Motor Co., Ltd.(a)                   104,872
   2,000    Nisshinbo Industries, Inc.                    7,650
   1,000    Nissin Food Products Co., Ltd.               22,207
   2,000    Nitto Denko Corp.                            35,211
  38,000    NKK Corp.                                    24,065
   2,000    NOF Corp.                                     3,867
  21,000    Nomura Securities Co., Ltd.                 219,877
   2,000    Noritake Co.                                 10,724
   6,000    NSK Ltd.                                     27,865
   5,000    NTN Corp.                                    17,268
   8,000    Obayashi Corp.                         $     44,583
   7,000    Odakyu Electric Railway                      26,184
  11,000    Oji Paper Co.                                58,608
   1,000    Okuma Corp.                                   5,142
   3,000    Okumura Corp.                                12,311
   3,000    Olympus Optical Co.                          39,517
   3,000    Omron Corp.                                  37,491
   2,000    Onward Kashiyama & Co., Ltd.                 23,727
   3,000    Orient Corp.                                  7,827
     700    Orix Corp.                                   52,546
  28,000    Osaka Gas Co.                                96,462
     100    Oyo Corp.                                     1,544
   4,000    Penta-Ocean Construction                      7,532
   2,000    Pioneer Electronic Corp.                     37,153
   2,000    Q.P. Corp.                                   15,705
   3,000    Renown Inc.                                   2,330
   1,000    Rohm Co., Ltd.                              119,480
  40,000    Sakura Bank                                 121,253
   1,000    Sanden Corp.                                  8,410
   2,000    Sankyo Aluminium Industry Co.                 1,908
   5,000    Sankyo Co.                                  107,236
   1,000    Sanrio Co.(a)                                18,576
   2,000    Sanwa Shutter Corp.                          10,301
  22,000    Sanyo Electric Co.                           77,092
   3,000    Sapporo Breweries Ltd.                       14,135
   1,000    Secom Co., Ltd.                              94,739
   1,000    Sega Enterprises Ltd.                        18,154
   1,000    Seino Transportation Co.                      5,911
   2,000    Seiyu Ltd.                                    9,525
   6,000    Sekisui Chemical Corp., Ltd.                 42,709
   8,000    Sekisui House Ltd.                           85,114
  12,000    Sharp Corp.                                 126,657
     500    Shimachu Co.                                 11,864
   1,000    Shimano Inc.                                 24,360
   9,000    Shimizu Corp.                                36,477
   4,000    Shin-Etsu Chemical Co., Ltd.                105,041
   4,000    Shionogi & Co.                               35,126
   4,000    Shiseido Co., Ltd.                           55,391
   8,000    Shizuoka Bank                                96,597
  11,000    Showa Denko K.K.                             11,332

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-158

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of March 31, 1999 (Unaudited)
                                                 PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
   1,000    Skylark Co.                            $     19,843
     700    SMC Corp.                                    62,653
   3,000    Snow Brand Milk Products                     16,465
   4,400    Sony Corp.                                  406,823
  33,000    Sumitomo Bank                               446,669
  18,000    Sumitomo Chemical Co., Ltd.                  72,499
  12,000    Sumitomo Corp.                               78,730
   8,000    Sumitomo Electric Industries                 94,841
   2,000    Sumitomo Forestry Co., Ltd.                  13,763
   6,000    Sumitomo Heavy Industries Ltd.               12,919
   7,000    Sumitomo Marine & Fire Insurance Co.         44,803
  40,000    Sumitomo Metal Industries(a)                 48,299
   6,000    Sumitomo Metal Mining                        25,585
   5,000    Sumitomo Osaka Cement Co.                    11,272
  10,000    Taisei Corp.                                 23,474
   4,000    Taisho Pharmacy Co., Ltd.                   124,968
   1,000    Taiyo Yuden Co.                              12,961
   2,000    Takara Shuzo Co.                             12,666
   1,000    Takara Standard Co., Ltd.                     7,093
   3,000    Takashimaya Co.                              27,485
   9,000    Takeda Chemical Industries                  348,814
   1,000    Takuma Co. Ltd.                               6,713
  10,000    Teijin Ltd.                                  40,361
   3,000    Teikoku Oil Co.                               9,905
   2,000    Toa Corp.                                     3,496
   9,000    Tobu Railway Co.                             26,522
   1,000    Toei Co.                                      2,786
     200    Toho Co.                                     27,105
   5,500    Tohoku Electrical Power Co., Inc.            83,640
  22,000    Tokai Bank                                  141,923
  17,000    Tokio Marine & Fire Insurance Co.           193,929
   2,000    Tokyo Broadcasting System Inc.               25,416
   2,000    Tokyo Dome Corp.                             11,652
  14,600    Tokyo Electric Power Co.                    314,363
   2,000    Tokyo Electron Ltd.                         103,521
  32,000    Tokyo Gas Co.                                78,088
   1,400    Tokyo Steel Manufacturing Co.                 6,715
   1,000    Tokyo Style Co.                              10,133
   2,000    Tokyo Tatemono Co. Ltd.                       4,188
   3,000    Tokyotokeiba Co.                              4,610
  11,000    Tokyu Corp.                                  28,701
   7,000    Toppan Printing Co.                    $     91,674
  15,000    Toray Industries Inc.                        77,894
   5,000    Tosoh Corp.                                   9,246
   2,000    Tostem Corp.                                 36,984
   4,000    Toto Ltd.                                    29,756
   2,000    Toyo Engineering                              2,195
   2,000    Toyo Seikan Kaisha                           43,148
   7,000    Toyobo Co., Ltd.                              9,694
   3,000    Toyoda Auto Loom Works Ltd.                  54,843
  40,000    Toyota Motor Corp.                        1,158,490
   2,000    Tsubakimoto Chain Co.                         4,644
   8,000    Ube Industries Ltd.                          15,402
     700    Uni-Charm Corp.                              31,445
   5,000    Unitika Ltd.(a)                               3,462
   2,000    Uny Co. Ltd.                                 36,308
   2,000    Wacoal Corp.                                 23,119
   2,000    Yamaguchi Bank                               21,532
   2,000    Yamaha Corp.                                 21,177
  12,000    Yamaichi Securities Co.(d)                        0
   4,000    Yamanouchi Pharmaceutical Co., Ltd.         126,657
   4,000    Yamato Transport Co.                         65,321
   2,000    Yamazaki Baking Co.                          26,868
  15,000    Yasuda Trust & Banking(a)                    18,492
   3,000    Yokogawa Electric Corp.                      14,768
                                                   ------------
                                                     18,320,059
                                                   ------------
------------------------------------------------------------
Malaysia
     350    Silverstone Berhad (b)                            0
------------------------------------------------------------
New Zealand--0.6%
  27,900    Brierley Investment Ltd                       6,844
  16,000    Carter Holt Harvey Ltd.                      15,018
   3,300    Fletcher Challenge Building                   4,453
   3,400    Fletcher Challenge Energy, Ltd.               6,491
   8,000    Fletcher Challenge Forestry, Ltd.             3,114
   6,700    Fletcher Challenge Paper                      4,288
   5,500    Lion Nathan Ltd.                             13,786
  19,900    Telecom Corp. of New Zealand                 96,788
                                                   ------------
                                                        150,782
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-159

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of March 31, 1999 (Unaudited)
                                                 PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Singapore--2.4%
   8,000    City Developments Ltd.                 $     41,655
   1,000    Creative Technology Ltd.(a)                  11,629
   2,000    Cycle & Carriage Ltd.(a)                      8,447
  10,000    DBS Land, Ltd.                               14,753
   6,500    Development Bank of Singapore, Ltd.          49,263
   3,000    First Capital Corp.                           2,916
   3,000    Fraser & Neave Ltd.                          10,674
   4,000    Hotel Properties Ltd.                         1,874
   2,000    Inchcape Motors Ltd.                          2,314
   8,000    Keppel Corp., Ltd.                           21,568
   3,000    NatSteel Ltd.                                 3,142
   7,000    Neptune Orient Lines Ltd.                     2,389
  11,000    Oversea-Chinese Banking Corp., Ltd.          74,458
   1,000    Overseas-Union Enterprise                     1,718
   3,000    Parkway Holdings, Ltd.                        5,866
  27,000    S.T. Engineering(a)                          24,368
  15,872    Sembcorp Industries                          17,355
   9,000    Singapore Airlines Ltd.                      65,086
   3,445    Singapore Press Holdings Ltd.                38,068
  67,000    Singapore Telecommunications, Ltd.           95,355
   3,000    Straits Trading Co.(a)                        2,690
   8,000    United Overseas Bank Ltd.                    49,986
   6,000    United Overseas Land                          4,061
  10,000    UTD Industrial Corp.                          5,207
   2,000    Venture Manufacturing Ltd.                    9,025
                                                   ------------
                                                        563,867
                                                   ------------
            Total common stocks
               (cost $25,248,834)                    22,912,562
                                                   ------------
------------------------------------------------------------
PREFERRED STOCKS--0.6%
Australia
  19,371    News Corp. Ltd.
               (cost $85,789)                           132,603
------------------------------------------------------------
Units
WARRANTS(a)
Hong Kong
   2,000    Chinese Estates Holdings
               Warrants expiring November 1999
               @ HKD 0.97                                    88
   2,000    Chinese Estates Holdings
               Warrants expiring November 2000
               @ HKD 1.02                          $         58
   2,000    Hong Kong & China Gas Co.
               Warrants expiring September 1999
               @ HKD 12.27                                   77
     800    Hong Kong Construction Holdings
               Warrants expiring December 1999
               @ HKD 5.00                                    31
     900    Hysan Development Co.
               Warrants expiring April 1999
               @ HKD 16.00                                    1
   1,150    Wharf Holdings Ltd.
               Warrants expiring December 1999
               @ HKD 17.50                                   60
                                                   ------------
            Total warrants                                  315
                                                   ------------
            Total long-term investments
               (cost $25,334,623)                    23,045,480
                                                   ------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--0.1%
   ------------------------------------------------------------
U.S. Government Securities
     $30    United States Treasury Bill(c),
               4.37%, 6/17/99
               (cost $29,718)                            29,718
                                                   ------------
------------------------------------------------------------
Total Investments--97.1%
            (cost $25,364,341; Note 4)               23,075,198
            Other assets in excess of
               liabilities--2.9%                        684,812
                                                   ------------
            Net Assets--100%                       $ 23,760,010
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Issue in bankruptcy.
(c) Pledged as initial margin for financial futures contracts.
(d) Fair-valued security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-160

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Portfolio of Investments as of March 31, 1999 (Unaudited)
------------------------------------------------------------

------------------------------------------------------------
The industry classification of portfolio holdings and other
assets in excess of liabilities shown as a percentage of net assets as of March 31, 1999 was as follows:
Commercial Banking....................................   13.7%
Telecommunications....................................    8.6
Automobiles & Auto Parts..............................    8.1
Electronics...........................................    5.3
Appliances & Household Durables.......................    4.6
Real Estate...........................................    4.0
Drugs & Health Care...................................    3.9
Retail................................................    3.1
Electrical Utilities..................................    3.1
Chemicals.............................................    2.8
Diversified Industries................................    2.7
Railroads.............................................    2.2
Food & Beverage.......................................    2.2
Financial Services....................................    2.2
Building & Construction...............................    1.9
Machinery & Equipment.................................    1.8
Wholesale.............................................    1.6
Oil & Gas.............................................    1.6
Photography...........................................    1.5
Insurance.............................................    1.5
Transportation & Warehousing..........................    1.4
Computers.............................................    1.4
Broadcasting & Other Media............................    1.4
Iron & Steel..........................................    1.3
Engineering & Construction............................    1.2
Office Equipment & Supplies...........................    1.1
Electrical Equipment..................................    1.1
Rubber................................................    1.0
Mining................................................    1.0%
Printing & Publishing.................................    0.9
Electronic Components.................................    0.9
Cosmetics & Toiletries................................    0.9
Airlines..............................................    0.7
Paper.................................................    0.6
Health Care/Acute.....................................    0.6
Building Materials & Components.......................    0.6
Glass Products........................................    0.5
Property Investment...................................    0.4
Metals................................................    0.4
Business Services.....................................    0.4
Hotels................................................    0.3
Entertainment.........................................    0.3
Retail Trade..........................................    0.2
Publishing............................................    0.2
Gaming................................................    0.2
Diversified Resources.................................    0.2
Diversified Funds.....................................    0.2
Containers............................................    0.2
Computer Software & Services..........................    0.2
Beverages.............................................    0.2
Apparel...............................................    0.2
Textiles..............................................    0.1
Paper & Packaging.....................................    0.1
Diversified Manufacturing.............................    0.1
Diversified Operations................................    0.1
Tobacco...............................................    0.1
                                                        -----
                                                         97.1
Other assets in excess of liabilities.................    2.9
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-161

                                                  PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities (Unaudited)   PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1999
                                                                                                               --------------
Investments, at value (cost $25,364,341)...................................................................       $ 23,075,198
Foreign currency, at value (cost $496,720).................................................................            541,578
Cash.......................................................................................................             77,782
Due from manager...........................................................................................             48,798
Dividends and interest receivable..........................................................................            104,955
Receivable for Fund shares sold............................................................................              1,127
Other assets...............................................................................................                 52
                                                                                                                 --------------
   Total assets............................................................................................         23,849,490
                                                                                                                 --------------
Liabilities
Accrued expenses...........................................................................................             70,434
Foreign withholding taxes payable..........................................................................             13,443
Due to broker-variation margin.............................................................................              5,409
Payable for investments purchased..........................................................................                194
                                                                                                                 --------------
   Total liabilities.......................................................................................             89,480
                                                                                                                 --------------
Net Assets.................................................................................................       $ 23,760,010
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................       $     26,981
   Paid-in capital in excess of par........................................................................         26,537,128
                                                                                                                 --------------
                                                                                                                    26,564,109
   Undistributed net investment income.....................................................................             29,712
   Accumulated net realized loss on investments............................................................           (610,927)
   Net unrealized depreciation on investments and foreign currencies.......................................         (2,222,884)
                                                                                                                 --------------
Net assets, March 31, 1999.................................................................................       $ 23,760,010
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share
   ($23,760,010 / 2,698,076 shares of beneficial interest issued and outstanding)..........................       $       8.81
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-162

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                 Six Months
                                                   Ended
Net Investment Income                          March 31, 1999
Income
   Dividends (net of foreign withholding
      taxes
      of $15,064)...........................     $  137,060
   Interest.................................          5,302
                                               --------------
      Total income..........................        142,362
                                               --------------
Expenses
   Management fee...........................         40,535
   Custodian's fees and expenses............        101,500
   Registration fees........................         10,000
   Audit fee and expenses...................          9,000
   Reports to shareholders..................          5,000
   Legal fees and expenses..................          3,500
   Trustees' fees...........................          3,000
   Transfer agent's fees and expenses.......            500
   Miscellaneous............................          1,079
                                               --------------
      Total operating expenses..............        174,114
   Less: Expense subsidy (Note 2)...........       (113,310)
                                               --------------
      Net expenses..........................         60,804
                                               --------------
Net investment income.......................         81,558
                                               --------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions..................       (258,126)
   Foreign currency transactions............        (44,576)
   Financial futures contracts..............         37,080
                                               --------------
                                                   (265,622)
                                               --------------
Net change in unrealized depreciation on:
   Investments..............................      6,592,128
   Foreign currencies.......................         57,949
   Financial futures contracts..............         27,691
                                               --------------
                                                  6,677,768
                                               --------------
Net gain on investments and foreign
   currencies...............................      6,412,146
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................     $6,493,704
                                               --------------
                                               --------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                      Six Months
                                         Ended        Year Ended
Increase (Decrease)                    March 31,     September 30,
in Net Assets                            1999            1998
Operations
   Net investment income............  $    81,558     $    155,134
   Net realized loss on investments
      and foreign currency
      transactions..................     (265,622)        (397,409)
   Net change in unrealized
      appreciation (depreciation) on
      investments and foreign
      currencies....................    6,677,768       (8,592,169)
                                      -----------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations....................    6,493,704       (8,834,444)
                                      -----------    -------------
Dividends from net investment income
   (Note 1).........................     (156,767)         (25,244)
                                      -----------    -------------
Fund share transactions (Note 5)
   Net proceeds from shares sold....    1,892,138          942,289
   Net asset value of shares issued
      in reinvestment of
      dividends.....................      156,767           25,244
   Cost of shares reacquired........   (1,066,989)        (365,748)
                                      -----------    -------------
   Net increase in net assets from
      Fund share transactions.......      981,916          601,785
                                      -----------    -------------
Total increase (decrease)...........    7,318,853       (8,257,903)
                                      -----------    -------------
Net Assets
Beginning of period.................   16,441,157       24,699,060
                                      -----------    -------------
End of period(a)....................  $23,760,010     $ 16,441,157
                                      -----------    -------------
                                      -----------    -------------
---------------
(a) Includes undistributed net
    investment income of............  $    29,712     $    149,497
                                      -----------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-163

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds. Prudential Pacific Index Fund (the 'Fund') commenced investment operations on September 24, 1997 when 2,500,020 shares of beneficial interest of the Fund were sold for $25,000,200 to The Prudential Insurance Company of America ('The Prudential'). The investment objective of the Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital International Pacific Free Index ('MSCI-PFI').
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are readily available are valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees.

Due to current market conditions, the Company's Board of Directors reduced the valuation of securities held in Malaysian currency by 15 percent effective February 26, 1999.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a
--------------------------------------------------------------------------------
                                       B-164

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Financial futures contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and to decrease accumulated net realized loss on investments by $44,576, relating to net realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.

PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be terminated at any time without notice. For the six months ended March 31, 1999, PIFM subsidized $113,310 of the expenses of the Fund (1.12% of average net assets annualized or $0.04 per share).

The Company has a distribution agreement with Prudential Investment Management Services ('PIMS'), which acts as the distributor of the Company. No distribution or service fees are paid to PIMS as distributor of the Fund.
--------------------------------------------------------------------------------
                                       B-165

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential.

As of March 11, 1999, the Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended March 31, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended March 31, 1999, the Fund incurred fees of approximately $400 for the services of PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1999 were $887,459 and $292,539, respectively.

The cost basis of investments for federal income tax purposes at March 31, 1999 was $25,408,791 and, accordingly, net unrealized depreciation for federal income tax purposes was $2,333,591 (gross unrealized appreciation--$1,361,291; gross unrealized depreciation--$3,694,882).

The Fund elected to treat approximately $20,600 of net currency losses and $376,500 of net capital losses incurred during the 11-month period ended September 30, 1998 as having occurred in the current fiscal year.
During the six months ended March 31, 1999, the Fund entered into financial futures contracts. Details of open contracts as of March 31, 1999 are as follows:

                                                       Value at      Value at       Unrealized
  Number of                              Expiration    March 31,      Trade       Appreciation/
  Contracts              Type               Date         1999          Date       (Depreciation)
--------------    -------------------    ----------    ---------     --------     --------------
Long Positions:
1                 Hang Seng              Apr. 1999      $70,294      $ 69,746        $    548
2                 ASX All Ordinaries     Jun. 1999       93,746        95,419          (1,673)
20                Nikkei 300             Jun. 1999      425,061       403,496          21,565
                                                                                       ------
                                                                                     $ 20,440
                                                                                       ------
                                                                                       ------

------------------------------------------------------------
Note 5. Capital

The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

                                                       Shares
                                                      --------
Six months ended March 31, 1999:
Shares sold.........................................   232,439
Shares issued in reinvestment of dividends..........    20,021
Shares reacquired...................................  (132,504)
                                                      --------
Net increase in shares outstanding..................   119,956
                                                      --------
                                                      --------
Year ended September 30, 1998:
Shares sold.........................................   122,342
Shares issued in reinvestment of dividends..........     3,333
Shares reacquired...................................   (47,575)
                                                      --------
Net increase in shares outstanding..................    78,100
                                                      --------
                                                      --------

As of March 31, 1999, 2,522,480 of the outstanding shares were owned by The Prudential.
--------------------------------------------------------------------------------
                                       B-166

                                                  PRUDENTIAL INDEX SERIES FUND
Financial Highlights (Unaudited)                  PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

                                                                                                               September 24,
                                                                             Six Months                           1997(a)
                                                                                Ended         Year Ended          Through
                                                                              March 31,      September 30,     September 30,
                                                                                1999             1998              1997
                                                                             -----------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................      $  6.38          $  9.88           $ 10.00
                                                                             -----------         ------            ------
Income from investment operations
Net investment income(b).................................................         0.03             0.06              0.02
Net realized and unrealized gain (loss) on investment and foreign
   currency transactions.................................................         2.46            (3.55)            (0.14)
                                                                             -----------         ------            ------
   Total from investment operations......................................         2.49            (3.49)            (0.12)
                                                                             -----------         ------            ------
Less distributions
Dividends from net investment income.....................................         (.06)            (.01)               --
                                                                             -----------         ------            ------
Net asset value, end of period...........................................      $  8.81          $  6.38           $  9.88
                                                                             -----------         ------            ------
                                                                             -----------         ------            ------
TOTAL RETURN(d)..........................................................        37.84%          (35.54)%           (1.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................      $23,760          $16,441           $24,699
Average net assets (000).................................................      $20,323          $19,827           $24,802
Ratios to average net assets:(b)
   Expenses..............................................................          .60%(c)          .60%              .60%(c)
   Net investment income.................................................          .80%(c)          .78%            13.14%(c)
Portfolio turnover.......................................................            1%               2%                0%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-167

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.1%
COMMON STOCKS--95.1%
------------------------------------------------------------
Advertising--1.1%
  3,450    HA-LO Industries, Inc.(a)                $    42,478
  3,500    True North Communications, Inc.               98,438
  3,000    Valassis Communications, Inc.                155,250
                                                    -----------
                                                        296,166
------------------------------------------------------------
Aerospace--0.7%
  1,000    Aviation Sales Co.(a)                         44,500
  1,900    BE Aerospace, Inc.(a)                         28,025
  2,900    Orbital Sciences Corp.(a)                     82,106
  1,700    Trimble Navigation, Ltd.(a)                   16,575
                                                    -----------
                                                        171,206
------------------------------------------------------------
Airlines--0.5%
  2,275    Comair Holdings, Inc.                         53,747
  2,200    Mesa Air Group, Inc.(a)                       13,750
  1,900    SkyWest, Inc.                                 54,862
                                                    -----------
                                                        122,359
------------------------------------------------------------
Automobiles & Trucks--1.3%
  2,800    Breed Technologies, Inc.                       9,975
  1,300    Discount Auto Parts, Inc.(a)                  27,950
  5,700    Gentex Corp.                                 122,906
  1,400    Simpson Industries, Inc.                      13,475
  1,850    Smith (A.O.) Corp.                            35,150
    900    Spartan Motors, Inc.                           5,288
  1,000    Standard Motor Products, Inc. (Class
             'A' Stock)                                  20,687
  1,600    TBC Corp.(a)                                   9,700
  1,600    Titan International, Inc.                     12,300
  3,600    Tower Automotive, Inc.(a)                     67,055
  1,800    Wabash National Corp.                         20,925
                                                    -----------
                                                        345,411
Banks--6.2%
  1,400    Anchor BanCorp, Inc.                     $    21,525
  1,800    Banknorth Group, Inc.                         50,850
  1,800    Carolina First Corp.                          39,600
  2,100    Centura Banks, Inc.                          122,194
  2,158    Commerce Bancorp, Inc.                        89,017
  4,800    Commercial Federal Corp.(a)                  111,300
  2,190    Downey Financial Corp.                        40,104
  7,000    First Merit Corp.                            180,250
  2,300    First Midwest Bancorp, Inc.                   87,400
  2,300    FirstBank Puerto Rico(a)                      55,344
  3,457    HUBCO, Inc.                                  116,026
    800    JSB Financial, Inc.                           40,100
  2,000    Maf Bancorp, Inc.                             44,500
  1,900    Premier Bancshares, Inc.                      37,525
  1,900    Provident Bankshares Corp.                    49,637
  1,700    Queens County Savings Bank Corp.              45,900
  2,400    Riggs National Corp.                          40,500
  1,600    Silicon Valley Bancshares                     33,100
  3,300    St. Paul Bancorp, Inc.                        71,466
  2,800    Susquehanna Bancshares, Inc.                  51,450
  2,140    Trustco Bank Corp.                            53,500
  3,400    United Bankshares, Inc.                       77,775
  3,300    UST Corp.                                     72,084
  1,900    Whitney Holding Corp.                         70,122
                                                    -----------
                                                      1,601,269
------------------------------------------------------------
Broadcasting--0.5%
  1,300    Metro Networks, Inc.(a)                       71,500
  2,300    Westwood One, Inc.(a)                         65,550
                                                    -----------
                                                        137,050
------------------------------------------------------------
Chemicals--2.2%
  1,900    Cambrex Corp.                                 42,037
    800    Chemed Corp.                                  20,600
  1,500    Chemfirst, Inc.(a)                            35,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-168

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Chemicals (cont'd.)
  1,400    Dames & Moore, Inc.                      $    15,663
  1,865    Enzo Biochem, Inc.                            17,484
  1,800    Geon Co.                                      40,950
  1,300    Ionics, Inc.(a)                               39,162
  1,800    Lilly Industries, Inc., (Class 'A'
             Stock)                                      27,788
  2,000    MacDermid, Inc.                               67,875
  1,200    Material Sciences Corp.(a)                     7,650
    800    McWhorter Technologies, Inc.(a)               10,900
  2,000    Mississippi Chemical Corp.(a)                 18,750
  1,900    OM Group, Inc.                                62,700
    500    Penford Corp.                                  7,438
    700    Quaker Chemical Corp.                          9,888
  1,500    Scotts Co. (Class 'A' Stock)(a)               56,062
  2,300    Tetra Tech, Inc.                              48,444
  1,000    TETRA Technologies, Inc.(a)                    6,750
  1,200    WD 40 Co.                                     34,800
                                                    -----------
                                                        570,191
------------------------------------------------------------
Commercial Services--3.6%
  2,150    AAR Corp.                                     38,297
  1,700    ABM Industries, Inc.                          51,850
  1,700    ADVO, Inc.                                    32,831
  2,900    Billing Concepts Corp.                        34,438
  2,800    Bowne & Co., Inc.                             32,725
  1,500    Catalina Marketing Corp.(a)                  128,812
  1,500    CDI Corp.                                     36,094
  2,300    Central Parking Corp.                         79,350
    800    Central Vermont Public Service Corp.           8,050
  1,100    Fair Issac & Co., Inc.                        40,769
  1,600    G & K Services, Inc. (Class 'A' Stock)        73,900
    800    Insurance Auto Auctions, Inc.(a)               9,700
  3,700    Interim Services, Inc.(a)                     55,500
  1,200    Lason, Inc.(a)                                67,500
  1,200    Merrill Corp.                                 16,050
  1,600    NFO Worldwide, Inc.(a)                        16,000
  2,000    Norrell Corp.                                 26,125
  1,982    Quintiles Transnational, Corp.(a)             74,828
  2,000    Vantive Corp.                                 24,125
  1,200    Volt Information Sciences, Inc.(a)            19,725
  3,000    World Color Press, Inc.(a)                    63,750
                                                    -----------
                                                        930,419
Computer Services--7.3%
  6,100    Acxiom Corp.(a)                          $   161,650
  3,300    American Management Systems, Inc.(a)         112,612
  1,700    Analysts International Corp.                  19,550
  1,500    BancTec, Inc.(a)                              18,469
  2,100    BISYS Group, Inc.(a)                         118,125
  2,500    Cerner Corp.(a)                               40,156
  4,200    Ciber, Inc.                                   80,587
  1,200    Consolidated Graphics, Inc.(a)                69,300
  1,100    Customtracks Corp.                            16,500
  1,800    Dendrite International, Inc.(a)               40,163
  1,200    Factset Research Systems, Inc.                51,900
  3,200    Harbinger Corp.(a)                            21,600
  1,600    Henry (Jack) & Associates, Inc.               58,800
  2,000    HNC Software, Inc.                            65,500
  1,900    Hutchinson Technology, Inc.                   47,262
  2,345    Hyperion Software Corp.                       34,003
  3,476    Inacom Corp.(a)                               26,939
  3,200    Macromedia, Inc.(a)                          145,000
  2,800    Mercury Interactive Corp.                     99,750
  1,300    Micros Systems, Inc.(a)                       42,900
  2,700    National Data Corp.                          113,400
  2,600    National Instruments Corp.                    74,100
  3,100    Platinum Software Corp.(a)                    22,863
  1,350    Progress Software Corp.(a)                    46,069
  3,800    Read-Rite Corp.(a)                            25,056
  1,400    Scott Technologies, Inc.                      24,325
  3,700    System Software Associates, Inc.               8,325
  3,200    Technology Solutions Co.                      22,800
  1,200    Telxon Corp.                                  11,325
    800    Wall Data, Inc.(a)                            11,500
  4,000    Whittman Hart, Inc.                           86,000
  3,300    Xylan Corp.(a)                               121,481
  2,500    Zebra Technologies Corp. (Class 'A'
             Stock)(a)                                   59,375
                                                    -----------
                                                      1,897,385

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-169

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Computers--1.2%
  2,000    Auspex System, Inc.                      $    21,375
  1,451    BMC Software, Inc.(a)                         53,787
  1,600    Computer Task Group, Inc.                     34,200
  1,000    Digi International, Inc.                       6,750
  1,700    Exabyte Corp.(a)                               8,075
  1,800    Gerber Scientific, Inc.                       36,338
  2,500    MicroAge, Inc.(a)                             61,250
  1,600    Network Equipment Technologies, Inc.          14,300
  1,200    Standard Microsystems Corp.                    9,450
  1,900    Xircom, Inc.(a)                               47,737
                                                    -----------
                                                        301,324
------------------------------------------------------------
Construction--0.9%
    600    Butler Manufacturing Co.(a)                   14,062
  1,800    Dycom Industries, Inc.                        78,300
  2,100    Insituform Technologies, Inc.(a)              36,750
  4,100    Morrison Knudsen Corp. (Class 'A'
             Stock)(a)                                   40,744
    900    Southern Energy Homes, Inc.(a)                 4,838
  2,300    Standard Pacific Corp.                        29,612
  1,000    Stone & Webster, Inc.                         22,875
                                                    -----------
                                                        227,181
------------------------------------------------------------
Consumer Cyclical--2.1%
  1,500    Barnes Group, Inc.                            28,125
  3,800    Champion Enterprises, Inc.(a)                 73,625
  5,000    D.R. Horton, Inc.                             83,750
  2,300    Eagle Hardware & Garden, Inc.                 87,832
  2,000    Justin Industries, Inc.                       22,000
  1,400    Manitowoc Co., Inc.                           58,625
  2,800    Mueller Industries, Inc.(a)                   62,650
  1,400    Myers Industries, Inc.                        29,575
    900    Republic Group, Inc.                          13,556
  1,200    Standard Products Co.                         19,500
  3,400    Wolverine World Wide, Inc.                    32,300
  1,500    Wynns International, Inc.                     26,156
                                                    -----------
                                                        537,694
Consumer Growth & Stable--1.2%
  3,800    Bio-Technology General Corp.(a)          $    22,681
  4,100    Caseys Gen. Stores, Inc.                      60,475
  1,100    Cooper Companies, Inc.                        16,912
  5,500    DeVry, Inc.(a)                               159,500
  3,400    Dimon, Inc.                                   12,963
  1,600    Franklin Covey Co.                            14,400
  1,100    Nelson Thomas, Inc.                           11,000
                                                    -----------
                                                        297,931
------------------------------------------------------------
Containers & Packaging--0.6%
  2,800    Aptargroup, Inc.                              72,800
  2,000    Caraustar Industries, Inc.                    46,000
  2,150    Shorewood Packaging Corp.(a)                  42,194
                                                    -----------
                                                        160,994
------------------------------------------------------------
Cosmetics & Soaps--0.1%
  1,400    Natures Sunshine Products, Inc.               15,400
  1,000    USA Detergent, Inc.(a)                         6,250
                                                    -----------
                                                         21,650
------------------------------------------------------------
Distribution/Wholesalers--0.7%
  1,700    Applied Industrial Technologies, Inc.         18,912
  4,100    Brightpoint, Inc.                             24,216
  1,100    Castle (A.M.) & Co.                           13,269
  1,900    Hughes Supply, Inc.                           43,225
  1,950    Insight Enterprises, Inc.(a)                  48,262
    800    Lawson Products, Inc.                         16,400
    600    Swiss Army Brands, Inc.                        5,719
                                                    -----------
                                                        170,003
------------------------------------------------------------
Drugs & Medical Supplies--7.9%
  1,600    ADAC Laboratories                             21,800
  3,000    Advanced Tissue Sciences, Inc.(a)              6,469
  2,600    Alliance Pharmaceutical Corp.                  7,150
  2,100    Alpharma, Inc. (Class 'A' Stock)              82,425
  2,400    Ballard Medical Products                      58,500
  1,800    Barr Laboratories, Inc.(a)                    54,900
  1,700    Bindley Western Industries, Inc.              48,556

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-170

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Drugs & Medical Supplies (cont'd.)
    900    Biomatrix, Inc.(a)                       $    70,200
  2,200    Cephalon, Inc.(a)                             19,250
  1,900    Coherent, Inc.(a)                             26,125
  1,900    COR Therapeutics, Inc.(a)                     18,881
  1,600    Cygnus, Inc.(a)                               12,000
  3,600    Dura Pharmaceuticals, Inc.(a)                 50,850
  1,000    Hologic, Inc.(a)                               9,063
  1,600    IDEC Pharmaceuticals Corp.(a)                 82,200
  3,000    IDEXX Laboratories, Inc.(a)                   71,812
  1,800    Immune Response Corp.                         15,863
  2,200    Incyte Pharmaceuticals, Inc.(a)               44,137
  2,300    Invacare Corp.                                55,919
  2,300    Jones Pharmaceutical, Inc.                    79,925
  1,100    Maxxim Medical, Inc.                          20,763
  4,200    Medimmune, Inc.(a)                           248,587
  1,900    Mentor Corp.                                  27,906
  1,400    Molecular Biosystems, Inc.(a)                  3,763
  5,300    NBTY, Inc.(a)                                 25,837
  2,500    North American Vaccine, Inc.(a)               15,000
  1,600    Noven Pharmaceuticals, Inc.(a)                 7,400
  2,500    Owens & Minor, Inc.                           25,312
  1,900    Parexel International Corp.                   39,306
  2,650    Patterson Dental Co.(a)                      114,612
  1,900    Pharmaceutical Product Development,
             Inc.                                        63,769
  1,016    Priority Healthcare Corp.                     45,974
  1,400    Protein Design Labs, Inc.(a)                  21,088
  2,400    Regeneron Pharmaceuticals, Inc.(a)            15,900
  1,600    Resound Corp.(a)                               6,000
  2,500    Respironics, Inc.(a)                          32,969
  2,500    Roberts Pharmaceutical Corp.                  51,875
  4,200    Safeskin Corp.(a)                             31,237
    700    SpaceLabs Medical, Inc.(a)                    11,769
  2,400    Summit Technology, Inc.(a)                    26,400
  1,700    Sunrise Medical, Inc.(a)                      10,625
    900    Syncor International Corp.(a)                 25,088
  2,100    US Bioscience, Inc.(a)                        22,838
  2,000    Vertex Pharmaceuticals, Inc.(a)               50,500
  2,400    VISX, Inc.(a)                                258,150
  1,000    Vital Signs, Inc.                             18,000
                                                    -----------
                                                      2,056,693
Electrical Equipment--3.8%
  1,000    Analogic Corp.                           $    32,937
  3,200    Anixter International, Inc.(a)                38,200
  3,300    Applied Magnetics Corp.                       13,819
  2,900    Baldor Electric Co.                           58,362
  1,900    Belden, Inc.                                  32,419
  2,850    Burr-Brown Corp.                              66,975
  2,900    C-Cube Microsystems, Inc.(a)                  57,456
  3,100    Cognex Corp.                                  73,431
    900    Electro Scientific Industries, Inc.(a)        41,850
  1,500    Electroglas, Inc.(a)                          19,313
  1,700    Etec Systems, Inc.(a)                         50,044
  1,100    Hadco Corp.(a)                                34,650
    850    Harmon Industries, Inc.                       17,053
  1,700    Helix Technology Corp.                        26,138
  1,100    Innovex, Inc.                                 14,713
  1,500    Juno Lighting, Inc.                           33,656
  3,000    KEMET Corp.(a)                                34,500
  2,100    Kent Electronics Corp.(a)                     20,869
  4,100    Komag, Inc.(a)                                17,938
  1,800    Kulicke & Soffa Industries, Inc.(a)           45,450
  3,100    Novellus Systems, Inc.                       170,887
  1,300    Technitrol, Inc.                              29,981
  2,000    Valence Technology, Inc.(a)                   13,250
  3,300    Vicor Corp.(a)                                41,250
                                                    -----------
                                                        985,141
------------------------------------------------------------
Electronics--4.8%
    900    Alliant Techsystems, Inc.(a)                  69,919
    700    Bell Industries, Inc.                          7,263
    900    Benchmark Electronics, Inc.(a)                27,000
  2,100    BMC Industries, Inc.                           9,319
  2,250    Cable Design Technologies Corp.(a)            24,750
  2,400    Checkpoint Systems, Inc.                      19,950
  1,100    CTS Corp.                                     54,381
  2,200    Dallas Semiconductor Corp.                    84,975
  4,800    Digital Microwave Corp.                       40,200
  1,800    Dionex Corp.(a)                               67,950
  2,400    Filenet Corp.                                 16,800
  1,400    Harman International Industries, Inc.         51,450
    900    Integrated Circuit Systems, Inc.(a)           16,256

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-171

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Electronics (cont'd.)
  1,100    Itron, Inc.(a)                           $    10,312
  1,300    Marshall Industries(a)                        17,550
  2,700    Methode Eletronics, Inc. (Class 'A'
             Stock)                                      30,037
  1,600    Micrel, Inc.(a)                               80,100
    800    Park Electrochemical Corp.                    18,800
  1,900    Photronics, Inc.(a)                           35,387
  2,000    Pioneer-Standard Electronics, Inc.            13,125
  1,200    Plexus Corp.(a)                               33,450
  4,000    S3, Inc.(a)                                   30,000
  4,500    Sanmina Corp.(a)                             286,875
  1,200    SpeedFam International, Inc.(a)               14,400
    500    Three-Five Systems, Inc.(a)                    4,313
  1,600    Ultratech Stepper, Inc.(a)                    22,600
  2,500    Unitrode Corp.(a)                             35,469
  3,600    VLSI Technology, Inc.(a)                      69,750
    500    Watkins Johnson Co.                           11,312
    900    Whittaker Corp.                               19,744
  1,600    X-Rite, Inc.                                  10,400
                                                    -----------
                                                      1,233,837
------------------------------------------------------------
Exploration & Production--0.3%
  3,200    Newfield Exploration Co.(a)                   72,400
------------------------------------------------------------
Financial Services--4.5%
  4,900    Americredit Corp.                             64,313
  2,500    Capital Resources Corp.                       43,125
  1,800    CMAC Investment Corp.                         70,200
  2,100    Cullen/Frost Bankers, Inc.                   100,669
  1,000    Dain Rauscher Corp.                           34,000
  1,630    Delphi Financial Group, Inc.(a)               55,216
  2,800    Eaton Vance Corp.                             56,350
  1,400    Gallagher (Arthur J.) & Co.                   64,400
  1,900    Jefferies Group, Inc.                         90,131
  4,400    Legg Mason, Inc.                             148,225
  2,100    Orion Capital Corp.                           65,625
  2,000    Pioneer Group, Inc.                           29,625
  1,678    Primark Corp.(a)                              35,658
  3,750    Raymond James Financial, Inc.                 74,062
  1,400    SEI Investments Corp.                        129,500
  1,500    U.S. Trust Corp.                             111,281
                                                    -----------
                                                      1,172,380
Food & Beverage--2.2%
  1,400    Canandaigua Wine, Inc. (Class 'A'
             Stock)(a)                              $    70,525
  5,100    Chiquita Brands International, Inc.           51,956
    700    Coca-Cola Bottling Co.                        38,675
  3,400    Earthgrains Co.                               75,437
  3,000    Fleming, Inc.                                 25,688
    700    J & J Snack Foods Corp.(a)                    14,088
  1,700    Michael Foods, Inc.                           32,406
    800    Nash-Finch Co.                                 6,700
  2,400    Ralcorp Holdings, Inc.                        45,600
  3,700    Richfood Holdings, Inc.                       79,781
  2,900    Smithfield Foods, Inc.(a)                     65,794
  2,100    Whole Foods Market, Inc.                      72,187
                                                    -----------
                                                        578,837
------------------------------------------------------------
Forest Products--0.2%
  1,000    Pope & Talbot, Inc.                            6,375
  1,600    Universal Forest Products, Inc.               32,800
                                                    -----------
                                                         39,175
------------------------------------------------------------
Furniture--1.6%
  1,000    Bassett Furniture Industries, Inc.            22,125
    800    Dixie Group, Inc.                              5,700
  2,200    Ethan Allen Interiors, Inc.(a)                91,438
  4,100    La-Z-Boy, Inc.                                77,900
  1,400    Libbey, Inc.                                  43,400
  4,800    Mohawk Industries, Inc.(a)                   144,000
  1,200    Thomas Industries, Inc.                       22,500
                                                    -----------
                                                        407,063
------------------------------------------------------------
Health Care--1.7%
  2,500    American Oncology Resources, Inc.             22,500
  4,600    Coventry Healthcare, Inc.(a)                  34,500
  1,000    Curative Health Services, Inc.                11,500
  1,200    Datascope Corp.                               32,400
  1,100    Diagnostic Products Corp.                     26,675

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-172

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Health Care (cont'd.)
    800    Hauser, Inc.                             $     2,100
  4,054    Integrated Health Services, Inc.              22,297
  3,000    Liposome Co., Inc.(a)                         40,312
  2,400    Magellan Health Services, Inc.                10,050
  2,600    Medquist, Inc.(a)                             78,000
  1,500    NCS Healthcare, Inc.                          18,000
  2,300    Organogenesis, Inc.(a)                        26,594
    500    Pharmaceutical Marketing Services              7,507
  3,400    Renal Care Group, Inc.(a)                     66,725
  2,100    Sierra Health Services, Inc.(a)               27,300
  1,900    Sola International, Inc.(a)                   22,919
                                                    -----------
                                                        449,379
------------------------------------------------------------
Hospitals/Hospital Management--1.0%
  2,700    Genesis Health Ventures, Inc.(a)              13,163
  5,712    Mariner Post-Acute Network, Inc.              12,495
  3,700    Orthodontic Centers of America, Inc.(a)       58,275
  1,200    Pediatrix Medical Group, Inc.(a)              33,750
  5,900    PhyCor, Inc.(a)                               28,025
  2,600    Universal Health Services, Inc. (Class
             'B' Stock)(a)                              112,450
                                                    -----------
                                                        258,158
------------------------------------------------------------
Housing Related--0.9%
  2,800    Fedders Corp.                                 14,175
  1,400    M.D.C. Holdings, Inc.                         20,125
    600    National Presto Industries, Inc.              21,263
  1,400    Oak Industries, Inc.                          44,450
  3,600    Oakwood Homes Corp.                           50,625
  1,200    Ryland Group, Inc.                            30,375
    700    Skyline Corp.                                 19,425
  1,100    U.S. Home Corp.                               35,887
                                                    -----------
                                                        236,325
------------------------------------------------------------
Insurance--3.5%
  3,400    American Bankers Insurance Group, Inc.       176,800
  3,400    AMRESCO, Inc.                                 26,137
    800    Compdent Corp.(a)                             10,000
  2,900    Enhance Financial Services Group, Inc.        65,975
    900    Executive Risk, Inc.                     $    63,900
  2,268    Fidelity National Financial, Inc.             34,020
  4,700    First American Financial Corp.                74,319
  5,500    Fremont General Corp.                        104,844
  2,900    Frontier Insurance Group, Inc.                34,437
    900    Galey & Lord, Inc.                             3,994
    900    Hilb, Rogal & Hamilton Co.                    15,244
  3,200    Mutual Risk Management Ltd.                  122,400
  1,500    NAC RE Corp.                                  80,531
  2,200    Selective Insurance Group, Inc.               38,775
    700    Trenwick Group, Inc.                          19,688
  1,300    Zenith National Insurance Corp.               31,606
                                                    -----------
                                                        902,670
------------------------------------------------------------
Leisure--1.6%
  1,000    Anchor Gaming Inc., Corp.(a)                  43,750
  2,100    Arctic Cat, Inc.                              20,869
  3,500    Aztar Corp.(a)                                16,844
    900    Carmike Cinemas, Inc. (Class 'A'
             Stock)(a)                                   16,256
  2,000    Family Golf Centers, Inc.(a)                  14,875
    600    GC Companies, Inc.(a)                         18,862
  2,000    Hollywood Park, Inc.(a)                       20,625
    900    Huffy Corp.                                   10,800
  1,300    K2, Inc.(a)                                   10,238
  2,350    Marcus Corp.                                  28,200
  2,936    Midway Games, Inc.                            25,506
  2,500    Players International, Inc.(a)                15,625
  2,000    Polaris Industries, Inc.                      63,500
  4,000    Prime Hospitality Corp.(a)                    39,750
  2,100    Sturm Ruger & Co., Inc.                       21,000
    950    Thor Industries, Inc.                         21,494
  1,700    Winnebago Industries, Inc.                    23,800
                                                    -----------
                                                        411,994
------------------------------------------------------------
Machinery--1.7%
  3,095    Applied Power, Inc. (Class 'A' Stock)         84,339
  1,500    Astec Industries, Inc.(a)                     46,312
  1,100    Flow International Corp.(a)                   10,863
  1,200    Gardner Machinery, Inc.(a)                    19,050
  1,600    Graco, Inc.                                   35,300

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-173

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Machinery (cont'd)
  2,200    Halter Marine Group, Inc.                $    12,787
  3,400    JLG Industries, Inc.                          46,325
  1,000    Lindsay Manufacturing Co.(a)                  19,875
  3,700    Paxar Corp.                                   27,519
  1,600    Regal Beloit Corp.                            28,900
    800    Robbins & Myers, Inc.                         13,800
  2,400    Roper Industries, Inc.                        57,300
  1,500    Royal Appliance Manufacturing Co.(a)           5,625
  1,000    Toro Co.                                      31,375
                                                    -----------
                                                        439,370
------------------------------------------------------------
Metals-Ferrous--0.6%
    700    Acme Metals, Inc.(a)                             175
  1,800    Birmingham Steel Corp.                         7,088
  1,100    Commercial Metals Co.                         22,000
  3,600    Mascotech, Inc.                               55,800
  1,100    Quanex Corp.                                  17,050
  1,500    Reliance Steel and Aluminum Co.               43,219
    800    Steel Technologies, Inc.                       6,300
  1,300    WHX Corp.(a)                                  10,237
                                                    -----------
                                                        161,869
------------------------------------------------------------
Metals-Non Ferrous--0.4%
    700    Amcast Industrial Corp.                       11,288
  2,100    AMCOL International Corp.                     21,000
  1,300    Brush Wellman, Inc.                           18,850
  1,200    Commonwealth Industries, Inc.                 10,800
  4,300    Hecla Mining Co.(a)                           11,825
  1,300    IMCO Recycling, Inc.(a)                       16,737
  1,600    RTI International Metals, Inc.(a)             15,000
                                                    -----------
                                                        105,500
------------------------------------------------------------
Mineral Resources--0.6%
  3,066    Delta & Pine Land Co.                         94,280
    950    Kronos, Inc.(a)                               23,275
  1,600    Lone Star Industries, Inc.                    49,600
                                                    -----------
                                                        167,155
Miscellaneous Basic Industry--3.5%
  2,100    Apogee Enterprises, Inc.                 $    24,938
  2,900    Blount International, Inc. (Class 'A'
             Stock)                                      83,737
  2,000    Clarcor, Inc.                                 34,125
  2,800    Corn Products International, Inc.             67,025
    800    CPI Corp.                                     17,900
  1,300    Esterline Technologies Corp.                  16,819
  1,500    Florida Rock Industries, Inc.                 51,187
  1,200    Gibson Greetings, Inc.(a)                      8,775
  1,700    Global Industrial Technologies, Inc.          17,850
  2,300    Griffon Corp.(a)                              15,813
    600    Insteel Industries, Inc.                       3,375
  4,100    Interface, Inc.                               39,462
    916    Intermagnetics General Corp.                   7,557
  2,000    Intermet Corp.(a)                             26,750
  1,800    Kaman Corp.                                   23,063
  1,600    Kroll - O' Gara Co.(a)                        43,400
    900    LSB Industies, Inc.                            2,475
  1,200    Lydall, Inc.(a)                                9,975
  1,200    O' Sullivan Corp.                              9,900
  1,900    Pre-Paid Legal Services, Inc.(a)              46,550
  1,300    Service Experts, Inc.(a)                      17,550
  1,000    SPS Technologies, Inc.(a)                     39,250
  1,000    Standex International Corp.                   21,875
  2,500    Superior Services, Inc.(a)                    49,531
  1,700    Texas Industries, Inc.                        42,181
  2,900    Tredegar Industries, Inc.                     89,719
  1,900    Valmont Industries, Inc.                      26,362
    600    Walbro Corp.                                   5,400
  2,200    Watsco, Inc.                                  32,175
  1,100    Wolverine Tube, Inc.(a)                       23,238
                                                    -----------
                                                        897,957
------------------------------------------------------------
Office Equipment & Supplies--0.3%
  2,400    John H. Harland Co.                           31,050
    500    Nashua Corp.                                   5,750
  1,100    New England Business Service, Inc.            31,556
                                                    -----------
                                                         68,356

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-174

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Oil & Gas--1.4%
  2,300    Benton Oil & Gas Co.(a)                  $     8,338
  1,900    Cabot Oil & Gas Corp. (Class 'A' Stock)       27,431
    800    Cascade Natural Gas Corp.                     11,950
  1,200    Cross (A.T.) Co. (Class 'A' Stock)             8,775
  3,500    Cross Timbers Oil Co.                         24,719
  1,400    HS Resources, Inc.                            12,250
  1,900    Northwest Natural Gas Co.                     41,562
  7,900    Santa Fe Energy Resources, Inc.(a)            57,769
  2,600    Snyder Oil Corp.                              38,512
  2,400    Southwest Gas Corp.                           66,000
  1,200    Stone Energy Corp.(a)                         38,400
  4,100    Vintage Petroleum, Inc.                       36,900
                                                    -----------
                                                        372,606
------------------------------------------------------------
Oil & Gas Services--1.7%
  2,500    Barrett Resources Corp.(a)                    62,656
  1,300    Daniel Industries, Inc.                       19,825
  2,500    Devon Energy Corp.                            68,906
  3,900    Input/Output, Inc.(a)                         24,619
  1,700    Oceaneering International, Inc.(a)            25,712
  1,600    Offshore Logistics, Inc.(a)                   18,600
    800    Pennsylvania Enterprises, Inc.                19,200
  1,300    Plains Resources, Inc.(a)                     19,500
  3,100    Pogo Producing Co.                            40,300
  1,600    Pool Energy Services Co.(a)                   24,500
  3,900    Pride International, Inc.                     32,175
  1,600    Remington Oil and Gas Corp. (Class 'B'
             Stock)(a)                                    4,600
  1,800    Seitel, Inc.(a)                               25,088
  1,900    Southwestern Energy Co.                       13,419
    800    St. Mary Land & Exploration Co.               13,900
  3,500    Tuboscope Vetco International, Inc.(a)        31,500
                                                    -----------
                                                        444,500
------------------------------------------------------------
Paper and Related Products--0.4%
  1,800    Brady (W.H.) Co. (Class 'A' Stock)            37,688
  2,800    Buckeye Technologies, Inc.(a)                 39,200
  1,200    Schweitzer-Mauduit International, Inc.        13,800
                                                    -----------
                                                         90,688
Precious Metals--0.5%
  1,700    Coeur d'Alene Mines Corp.                $     7,012
  2,400    Getchell Gold Corp.(a)                        62,850
  2,650    Stillwater Mining Co.(a)                      69,894
                                                    -----------
                                                        139,756
------------------------------------------------------------
Real Estate-Developers--0.2%
  2,900    Toll Brothers, Inc.(a)                        52,563
------------------------------------------------------------
Restaurants--2.3%
  2,400    Applebee's International, Inc.                59,550
    800    Au Bon Pain Co., Inc. (Class 'A'
             Stock)(a)                                    4,200
  1,400    CEC Entertainment, Inc.                       50,225
  1,600    Cheesecake Factory, Inc.(a)                   38,000
  4,095    CKE Restaurants, Inc.                         80,876
  2,006    Consolidated Products, Inc.                   35,231
  3,000    Foodmaker, Inc.(a)                            76,500
    800    IHOP Corp.                                    31,400
  2,300    Landry's Seafood Restaurants, Inc.            14,734
  1,800    Luby's Cafeterias, Inc.                       30,375
  2,600    Ruby Tuesday, Inc.(a)                         45,175
  3,100    Ryan's Family Steak Houses, Inc.(a)           37,394
  1,500    Sonic Corp.(a)                                40,406
  1,000    Taco Cabana, Inc.(a)                           8,813
  1,700    TCBY Enterprises, Inc.                        10,200
  2,300    TriArc Companies, Inc. (Class 'A'
             Stock)(a)                                   40,106
                                                    -----------
                                                        603,185
------------------------------------------------------------
Retail--6.5%
  2,000    AnnTaylor Stores Corp.(a)                     88,375
  2,900    Bombay Company, Inc.(a)                       11,600
  1,300    Books-A-Million, Inc.(a)                      13,244
  1,400    Brown Group, Inc.                             18,463
    900    Building Materials Holdings Corp.(a)           9,113
  1,900    Cash America International, Inc.              24,463
  2,100    Cato Corp. (Class 'A' Stock)                  19,556
    400    Damark International, Inc. (Class 'A'
             Stock)(a)                                    3,450

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-175

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
  1,800    Dress Barn, Inc.(a)                      $    24,975
  2,700    Express Scripts, Inc. (Class 'A' Stock)      232,031
  1,900    Footstar, Inc.(a)                             60,800
  2,600    Goody's Family Clothing, Inc.                 36,238
    900    Gottschalks, Inc.(a)                           6,188
  1,500    Hancock Fabrics, Inc.                          9,469
  1,100    J. Baker, Inc.(a)                              4,125
  2,200    Jan Bell Marketing, Inc.(a)                    9,350
  1,500    Jo Ann Stores, Inc.                           20,625
  2,400    Just For Feet, Inc.                           30,000
    800    K-Swiss, Inc. (Class 'A' Stock)               20,200
  1,300    Lechters, Inc.(a)                              2,803
    700    Lillian Vernon Corp.                           8,400
  3,100    Linens N Things, Inc.                        140,662
  2,200    Michaels Stores, Inc.(a)                      54,312
  1,700    O'Reilly Automotive, Inc.(a)                  76,075
  1,600    Pacific Sunwear of California(a)              55,600
  7,600    Pier 1 Imports, Inc.                          61,750
  2,850    Regis Corp.                                   75,881
  1,800    Russ Berrie & Co., Inc.                       47,025
  2,100    Shopko Stores, Inc.                           62,737
  2,400    Sports Authority, Inc.                        17,550
  3,500    Stein Mart, Inc.(a)                           35,000
  3,600    Stride Rite Corp.                             44,100
  2,700    The Men's Wearhouse, Inc.                     77,962
    900    Timberland Co. (Class 'A' Stock)              56,756
  4,400    Williams-Sonoma, Inc.(a)                     124,300
  2,900    Zale Corp.                                    99,144
                                                    -----------
                                                      1,672,972
------------------------------------------------------------
Telecommunications--3.6%
  2,100    Allen Telecom, Inc.(a)                        12,731
  3,900    Aspect Telecommunications Corp.(a)            25,838
  1,900    Avid Technology, Inc.(a)                      33,131
    700    C-Cor Electronics, Inc.                       12,075
  1,100    California Microwave, Inc.(a)                 11,825
    500    Centigram Communications Corp.(a)              4,938
  3,900    Commscope, Inc.                               81,656
  1,300    Dialogic Corp.                                39,650
  3,800    General Communication, Inc.(a)                17,338
  2,800    General Semiconductor, Inc.                   20,300
  2,000    Intermediate Telephone, Inc.                  31,125
  4,000    International Rectifier Corp.(a)         $    28,000
  2,200    InterVoice, Inc.(a)                           24,200
  1,900    Lattice Semiconductor Corp.(a)                86,569
  3,400    P-COM, Inc.(a)                                25,925
  3,000    Picturetel Corp.(a)                           21,000
  1,400    Plantronics, Inc.(a)                          87,587
  1,100    Symmetricom, Inc.(a)                           6,944
  1,700    TCSI Corp.(a)                                  3,241
  3,800    Tele-Save Holdings, Inc.                      39,662
  1,200    TJ International, Inc.                        28,950
  5,900    Vitesse Semiconductor Corp.(a)               298,687
                                                    -----------
                                                        941,372
------------------------------------------------------------
Textiles--1.1%
    700    Angelica Corp.                                 9,800
  1,100    Ashworth, Inc.(a)                              3,850
  1,800    Authentic Fitness Corp.                       27,787
  1,900    Cone Mills Corp.(a)                            9,263
  1,200    Cyrk, Inc.                                     9,075
  1,800    Delta Woodside Industries, Inc.                8,663
  1,800    Guilford Mills, Inc.                          15,750
  1,800    Gymboree Corp.(a)                             16,087
    600    Haggar Corp.                                   6,075
  2,700    Hartmarx Corp.(a)                             13,163
    800    Johnston Industies, Inc.                       1,700
  1,700    Kellwood Co.                                  37,506
  2,900    Nautica Enterprises, Inc.(a)                  32,806
  1,400    Oshkosh B'Gosh, Inc. (Class'A' Stock)         24,762
    600    Oxford Industries, Inc.                       14,625
  2,100    Phillips-Van Heusen Corp.                     14,569
  1,134    Pillowtex Corp.                               16,089
  1,300    St. John Knits, Inc.                          34,287
                                                    -----------
                                                        295,857
------------------------------------------------------------
Transportation/Trucking/Shipping--2.2%
  2,600    Air Express International Corp.               39,325
  2,500    American Freightways, Inc.                    32,187
  1,500    Arkansas Best Corp.                           10,219
  2,000    Expeditors International of Washington,
             Inc.                                       108,000
  2,800    Fritz Companies, Inc.(a)                      19,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-176

Portfolio of Investments as of                  PRUDENTIAL INDEX SERIES FUND
March 31, 1999 (Unaudited)                      PRUDENTIAL SMALL-CAP INDEX FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Transportation/Trucking/Shipping (cont'd.)
  1,300    Frozen Food Express Industries, Inc.     $     8,288
  2,300    Heartland Express, Inc.(a)                    34,931
  1,600    Kirby Corp.(a)                                30,300
    800    Landstar Systems, Inc.(a)                     26,500
  1,000    M.S. Carriers, Inc.(a)                        26,437
  1,500    Pittston Burlington Group                     10,406
    700    Railtex, Inc.                                  7,963
  4,500    Rollins Truck Leasing Corp.                   42,469
  1,100    Rural/Metro Corp.                              8,731
  2,100    USFreightways Corp.                           69,037
  3,725    Werner Enterprises, Inc.                      58,669
  2,000    Yellow Corp.                                  34,750
                                                    -----------
                                                        567,462
------------------------------------------------------------
Utilities - Electric--3.8%
    900    Aquarion Co.                                  24,750
  2,400    Atmos Energy Corp.                            57,750
    500    Bangor Hydro-Electric Co.(a)                   6,344
  1,300    Central Hudson Gas & Electric Co.             46,556
  1,100    CILCORP, Inc.                                 66,069
  1,700    Commonwealth Energy Systems                   65,450
    800    Connecticut Energy Corp.                      19,400
  1,600    Eastern Utilities Associates                  45,300
  2,300    Energen Corp.                                 34,356
    400    Green Mountain Power Corp.                     3,875
  2,200    KCS Energy, Inc.                               2,888
  1,400    New Jersey Resources Corp.                    49,787
  1,100    Orange & Rockland Utilities, Inc.             63,181
  3,202    Philadelphia Suburban Corp.                   72,645
  2,400    Piedmont Natural Gas, Inc.                    84,000
  1,600    Public Service Co., Inc.                      45,400
  2,500    Sierra Pacific Resources                      87,969
  1,200    The United Illuminating Co.                   50,325
  1,100    TNP Enterprises, Inc.                         31,625
  2,900    United Water Resources, Inc.                  60,175
  2,900    Wicor, Inc.                                   58,725
                                                    -----------
                                                        976,570
Utilities - Water--0.1%
    700    American States Water Co.                $    16,975
                                                    -----------
           Total long-term investments
             (cost $28,864,360)                      24,616,348
                                                    -----------
   ------------------------------------------------------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--5.2%
------------------------------------------------------------
U.S. GOVERNMENT SECURITY--0.8%
   $200(b) United States Treasury Bill,
             4.45%, 6/17/99
             (cost $198,118)                            198,118
------------------------------------------------------------
REPURCHASE AGREEMENT--4.4%
  1,152    Joint Repurchase Agreement Account,
             4.91%, 4/1/99 (Note 5)
             (cost $1,152,000)                        1,152,000
                                                    -----------
           Total short-term investments
             (cost $1,350,118)                        1,350,118
------------------------------------------------------------
Total Investments--100.3%
           (cost $30,214,478; Note 4)                25,966,466
           Liabilities in excess of other
             assets--(0.3%)                             (90,430)
                                                    -----------
           Net Assets--100%                         $25,876,036
                                                    -----------
                                                    -----------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-177

Statement of Assets and Liabilities            PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                    PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1999
Investments, at value (cost $30,214,478)...................................................................      $  25,966,466
Cash.......................................................................................................             32,849
Receivable for investments sold............................................................................             45,992
Receivable from Manager....................................................................................             30,226
Dividends and interest receivable..........................................................................             14,726
Receivable for Fund shares sold............................................................................             13,653
Other assets...............................................................................................                 69
                                                                                                                 --------------
   Total assets............................................................................................         26,103,981
                                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................................            144,147
Accrued expenses and other liabilities.....................................................................             62,476
Payable for Fund shares repurchased........................................................................             13,572
Due to broker - variation margin...........................................................................              7,750
                                                                                                                 --------------
   Total liabilities.......................................................................................            227,945
                                                                                                                 --------------
Net Assets.................................................................................................      $  25,876,036
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................      $      30,595
   Paid-in capital in excess of par........................................................................         29,482,797
                                                                                                                 --------------
                                                                                                                    29,513,392
   Undistributed net investment income.....................................................................             41,463
   Accumulated net realized gain on investments............................................................            580,544
   Net unrealized depreciation on investments..............................................................         (4,259,363)
                                                                                                                 --------------
Net assets, March 31, 1999.................................................................................      $  25,876,036
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share
   ($25,876,036 / 3,059,451 shares of beneficial interest issued and outstanding)..........................              $8.46

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-178

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                 Six Months
                                                   Ended
Net Investment Income                          March 31, 1999
Income
   Dividends (net of foreign withholding
      taxes of $17).........................     $  101,252
   Interest.................................         44,319
                                               --------------
      Total income..........................        145,571
                                               --------------
Expenses
   Management fee...........................         37,254
   Custodian's fees and expenses............         79,800
   Registration fees........................         18,500
   Reports to shareholders..................          9,800
   Audit fees...............................          9,000
   Legal fees...............................          5,000
   Transfer agent's fees and expenses.......          2,600
   Trustees' fees...........................          2,100
   Miscellaneous............................            715
                                               --------------
      Total operating expenses..............        164,769
Less: Expense subsidy (Note 2)..............       (102,676)
                                               --------------
      Net expenses..........................         62,093
                                               --------------
Net investment income.......................         83,478
                                               --------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions..................        436,719
   Financial futures contracts..............        281,895
                                               --------------
                                                    718,614
                                               --------------
Net change in unrealized depreciation on:
   Investments..............................        798,412
   Financial futures contracts..............         (8,200)
                                               --------------
                                                    790,212
                                               --------------
Net gain on investments.....................      1,508,826
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................     $1,592,304
                                               --------------
                                               --------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                  Six Months     October 1, 1997(a)
                                     Ended             through
Increase (Decrease)                March 31,        September 30,
in Net Assets                        1999               1998
Operations
   Net investment income........  $    83,478        $   108,532
   Net realized gain on
      investment transactions
      and financial futures
      contracts.................      718,614            389,346
   Net change in unrealized
      appreciation on
      investments and financial
      futures contracts.........      790,212         (5,049,575)
                                  -----------    -------------------
   Net increase in net assets
      resulting from
      operations................    1,592,304         (4,551,697)
                                  -----------    -------------------
Dividends and distributions
   (Note 1):
   Dividends to shareholders
      from net investment
      income....................     (138,793)           (31,374)
                                  -----------    -------------------
   Distributions to shareholders
      from net realized gains...     (527,416)         --
                                  -----------    -------------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold......................    7,469,219         28,670,830
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions.............      665,853             31,360
   Cost of shares reacquired....   (3,440,818)        (3,863,432)
                                  -----------    -------------------
   Net increase in net assets
      from Fund share
      transactions...               4,694,254         24,838,758
                                  -----------    -------------------
Net increase....................    5,620,349         20,255,687
                                  -----------    -------------------
Net Assets
Beginning of period.............   20,255,687          --
                                  -----------    -------------------
End of period(b)................  $25,876,036        $20,255,687
                                  -----------    -------------------
                                  -----------    -------------------
---------------
(a) Commencement of investment operations.
(b) Includes undistributed net
    investment income of........  $    41,463        $    96,778
                                  -----------    -------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-179

Notes to Financial Statements                   PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                     PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds (the 'Funds'). Prudential Small-Cap Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 1,860,203 shares of beneficial interest of the Fund were sold for $18,602,031 to The Prudential Insurance Company of America ('The Prudential'). The Fund's investment objective is to provide investment results that correspond to the price and yield performance of a broad-based index of Small Cap stocks. The Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Price Index price for that purpose.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.
Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.
U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadvisers does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       B-180

Notes to Financial Statements                   PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                     PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investment Fund Management LLC ('PIFM' or the 'Manager'). Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.
PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .50% of the average net assets of the Fund for the six months ended March 31, 1999. This voluntary waiver may be terminated at any time without notice. For the six months ended March 31, 1999, PIFM subsidized $102,676 for the expenses of the Fund (.64% of the average net assets of the Fund/$.03 per share.)
Prudential Securities Incorporated ('PSI') acted as the distributor of the Fund's shares through May 31, 1998. Prudential Investment Management Services ('PIMS') became the distributor of the Fund effective June 1998 and is serving under the same terms and conditions as under the agreement with PSI. Under the distribution agreement, PSI and PIMS incurred the expenses of distributing the Fund's shares, none of which is reimbursed or paid for by the Fund.
PIC, PIFM, PIMS and PSI are wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended March 31, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 1999, the Fund incurred fees of approximately $2,300 for the services of PMFS. As of March 31, 1999, approximately $900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1999 aggregated $7,415,121 and $2,437,041, respectively.
On March 31, 1999, the Fund held the following two futures contracts expiring June 1999.

                                              Unrealized
   Future         Cost       Market Value     Gain/(Loss)
------------    --------     ------------     -----------
Russell 2000    $809,100       $797,000        $ (12,100)
Mid Cap 400      367,550        368,300              750
                                              -----------
                                               $ (11,350)
                                              -----------
                                              -----------

The cost basis of investments for federal income tax purposes is $30,368,269 and, accordingly, as of March 31, 1999, net unrealized depreciation for federal income tax purposes was $4,401,803 (gross unrealized appreciation--$2,618,752; gross unrealized depreciation--$7,020,555).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of
--------------------------------------------------------------------------------
                                       B-181

Notes to Financial Statements                   PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                     PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
March 31, 1999, the Fund had a .21% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $1,152,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore was as follows:
Bear Stearns & Co., Inc., 4.92%, in the principal amount of $170,000,000, repurchase price $170,023,233, due 4/1/99. The value of the collateral including accrued interest was $174,282,442.
Salomon Smith Barney, Inc. 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $174,947,170.
Morgan Stanley Dean Witter, 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $173,474,773.
SBC Warburg Dillon Read, Inc., 4.97%, in the principal amount of $44,773,000, repurchase price $44,779,181, due 4/1/99. The value of the collateral including accrued interest was $45,668,747.
------------------------------------------------------------
Note 6. Capital
The Series offers Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value. Transactions in shares of beneficial interest for the six months ended March 31, 1999 and the year ended September 30, 1998 were as follows:

Class Z                                              Shares
-------------------------------------------------   ---------
Six months ended March 31, 1999:
Shares sold......................................     880,619
Shares issued in reinvestment of dividends and
  distributions..................................      77,335
Shares reacquired................................    (400,752)
                                                    ---------
Net increase in shares outstanding...............     557,202
                                                    ---------
                                                    ---------
Year ended September 30, 1998:
Shares sold......................................   2,895,380
Shares issued in reinvestment of dividends and
  distributions..................................       3,379
Shares reacquired................................    (396,510)
                                                    ---------
Net increase in shares outstanding...............   2,502,249
                                                    ---------
                                                    ---------

Of the shares outstanding at March 31, 1999, PIFM and affiliates owned 4,342,666 shares of the Fund.
--------------------------------------------------------------------------------
                                       B-182

Financial Highlights                     PRUDENTIAL INDEX SERIES FUND
(Unaudited)                              PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                                           Class Z
                                                                                             ------------------------------------
                                                                                             Six Months        October 1, 1997(a)
                                                                                                Ended               through
                                                                                              March 31,          September 30,
                                                                                                1999                  1998
                                                                                             -----------       ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................................       $  8.09              $  10.00
                                                                                             -----------              ------
Income from investment operations
Net investment income(c)................................................................           .02                   .04
Net realized and unrealized gain (loss) on investment...................................           .59                 (1.94)
                                                                                             -----------              ------
   Total from investment operations.....................................................           .61                 (1.90)
                                                                                             -----------              ------
Less distributions:
Dividends from net investment income....................................................          (.05)                 (.01)
Distributions from net realized capital gains...........................................          (.19)                   --
                                                                                             -----------              ------
   Total dividends and distributions....................................................          (.24)                 (.01)
                                                                                             -----------              ------
Net asset value, end of period..........................................................       $  8.46              $   8.09
                                                                                             -----------              ------
                                                                                             -----------              ------
TOTAL RETURN(d):........................................................................          7.49%               (18.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........................................................       $25,876              $ 20,256
Average net assets (000)................................................................       $24,904              $ 22,676
Ratios to average net assets:(c)
   Expenses.............................................................................           .50%(b)               .50%
   Net investment income................................................................           .67%(b)               .48%
Portfolio turnover......................................................................            12%                   52%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-183
Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                   PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                Moody's      Interest      Maturity      Amount         Value
Description                                                     Rating         Rate          Date         (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--88.3%
------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds--18.0%
Finance--6.5%
BankAmerica Corp.                                                 Aa3          7.20%          4/15/06   $    330     $    346,658
BankAmerica Corp.                                                 Aa3           7.125         5/01/06        110          115,752
BankBoston Corp.                                                  A3            6.125         3/15/02        115          115,147
Chase Manhattan Corp.                                             A1            7.125         3/01/05        250          261,558
Chemical Bank                                                     Aa3           7.00          6/01/05        180          186,518
Citicorp                                                          A1            7.625         5/01/05        300          318,546
Donaldson, Lufkin & Jenrette, Inc.                                A3            6.50          6/01/08        350          341,960
First Union Corp.                                                 A2            7.50          7/15/06        110          117,240
Goldman Sachs Group                                               A1            6.625        12/01/04        360          364,837
Heller Financial, Inc.                                            A3            6.00          3/19/04        200          198,242
Lehman Brothers Holdings, Inc.                                    Baa1          6.625         2/05/06         35           34,568
Merrill Lynch and Co., Inc.                                       Aa3           6.50          4/01/01         60           61,066
Spieker Properties LP                                             Baa2          6.65         12/15/00        325          326,879
                                                                                                                     ------------
                                                                                                                        2,788,971
------------------------------------------------------------------------------------------------------------------------------
Industrials--8.0%
Coca Cola Enterprises, Inc.                                       A3            8.50          2/01/22         50           59,192
Comcast Corp.                                                     Baa3          6.20         11/15/08        400          394,708
Delta Air Lines, Inc.                                             Baa3          9.75          5/15/21        150          186,567
Ford Motor Co.                                                    A1            9.98          2/15/47        220          306,935
General Motors Corp.                                              A2            5.85          1/14/09        300          288,828
General Motors Corp.                                              A2            7.70          4/15/16        500          545,455
Lockheed Martin Corp.                                             Baa1          7.70          6/15/08        210          228,190
Lucent Technologies, Inc.                                         A2            6.45          3/15/29        150          145,928
News America Holdings, Inc.                                       Baa3          9.25          2/01/13        200          241,648
Northrop Grumman Corp.                                            Baa3          8.625        10/15/04        200          220,528
Penney (J.C.) & Co.                                               A2            9.05          3/01/01        250          263,437
Rockwell International Corp.                                      A1            6.625         6/01/05        450          464,517
TCI Communications, Inc.                                          A2            8.75          8/01/15        100          121,537
                                                                                                                     ------------
                                                                                                                        3,467,470
------------------------------------------------------------------------------------------------------------------------------
Utilities--3.5%
AT&T Corp.                                                        A1            6.00          3/15/09        150          149,028
Carolina Power & Light Co.                                        A2            6.80          8/15/07         70           73,421

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-184

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                   PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                Moody's      Interest      Maturity      Amount         Value
Description                                                     Rating         Rate          Date         (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Utilities (cont'd.)
GTE Corp.                                                         Baa1          6.36%         4/15/06   $    250     $    252,900
GTE Corp.                                                         Baa1          7.51          4/01/09         75           82,246
Pacificorp                                                        A2            6.375         5/15/08        300          302,655
Worldcom, Inc.                                                    Baa2          7.55          4/01/04        600          639,456
                                                                                                                     ------------
                                                                                                                        1,499,706
                                                                                                                     ------------
Total corporate bonds (cost $7,742,020)                                                                                 7,756,147
------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities--1.8%
Credit Card Receivables Trust, Series 1998-I                      Aaa           6.478        12/22/04        285          283,235
World Financial Network Credit Card Master Trust, Series
   1996 B, Class A                                                Aaa           6.95          4/15/06        500          515,000
                                                                                                                     ------------
Total asset backed securities (cost $797,327)                                                                             798,235
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Securities--2.0%
American Housing Trust, Series VI, Class 1-I                      Aaa           9.15          5/25/20        147          156,984
Lb Commercial Conduit Mortgage Trust, Series 1998 C1, Class
   A3                                                             Aaa           6.48          1/18/08        300          302,092
Shurgard Securities Trust, Series 1, Class 1                      AA(b)         8.24          6/15/01        380          393,122
                                                                                                                     ------------
Total collateralized mortgage obligations (cost $863,038)                                                                 852,198
------------------------------------------------------------------------------------------------------------------------------
Mortgage Backed Securities--28.9%
Federal Home Loan Mortgage Corp.                                                6.50         11/01/28        914          910,289
Federal Home Loan Mortgage Corp.(a)                                             8.00         11/12/28      1,000        1,040,310
Federal Home Loan Mortgage Corp.(a)                                             7.00         11/18/28      1,000        1,015,000
Federal National Mortgage Assoc.                                                9.50          7/01/25        251          267,450
Federal National Mortgage Assoc.(a)                                             6.00         10/14/28      2,000        1,985,000
Federal National Mortgage Assoc.(a)                                             6.50         10/14/28      1,000          995,310
Federal National Mortgage Assoc.(a)                                             6.50         10/19/28        500          504,530
Federal National Mortgage Assoc.(a)                                             7.50         10/19/28      1,000        1,031,560
Federal National Mortgage Assoc.(a)                                             7.50         11/12/28      2,500        2,568,750
Government National Mortgage Assoc.                                             8.49          1/15/19        128          135,851
Government National Mortgage Assoc.(a)                                          6.50         11/18/28      1,000          995,620
Government National Mortgage Assoc.(a)                                          7.50         11/18/28      1,000        1,030,000
                                                                                                                     ------------
Total mortgage backed securities (cost $12,451,158)                                                                    12,479,670

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-185

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                   PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                Moody's      Interest      Maturity      Amount         Value
Description                                                     Rating         Rate          Date         (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--28.4%
United States Treasury Bond(c)                                                11.875%        11/15/03    $   450     $    569,038
United States Treasury Bond(c)                                                12.00           8/15/13        500          728,125
United States Treasury Bond(c)                                                 7.50          11/15/16        750          880,665
United States Treasury Bond(c)                                                 8.125          8/15/19        400          503,688
United States Treasury Bond(c)                                                 7.875          2/15/21      1,975        2,444,991
United States Treasury Bond(c)                                                 8.125          8/15/21        100          127,109
United States Treasury Bond(c)                                                 7.125          2/15/23        400          461,812
United States Treasury Bond(c)                                                 6.375          8/15/27        120          128,344
United States Treasury Bond(c)                                                 5.25          11/15/28        520          484,983
United States Treasury Note(c)                                                 6.00           8/15/00      1,400        1,418,592
United States Treasury Note(c)                                                 6.25           8/31/00        750          762,540
United States Treasury Note(c)                                                 5.75          11/15/00        200          202,250
United States Treasury Note(c)                                                 6.25           1/31/02        975        1,003,333
United States Treasury Note(c)                                                 5.75          10/31/02        200          203,688
United States Treasury Note(c)                                                 5.50           1/31/03        125          126,309
United States Treasury Note(c)                                                 6.50           8/15/05         60           63,619
United States Treasury Note(c)                                                 5.875         11/15/05      1,095        1,125,112
United States Treasury Note(c)                                                 5.625          5/15/08        770          783,837
United States Treasury Note                                                    4.75          11/15/08        275          264,902
                                                                                                                     ------------
Total U.S. government obligations (cost $12,141,525)                                                                   12,282,937
------------------------------------------------------------------------------------------------------------------------------
U. S. Government Agency Obligations--6.5%
Federal Home Loan Mortgage Corp.                                               4.75          12/14/01      1,250        1,233,850
Federal National Mortgage Assoc.                                               5.125          2/13/04        700          687,421
Federal National Mortgage Assoc.                                               6.72           8/01/05        200          209,624
Small Business Administration                                                  6.55          12/01/17        664          679,972
                                                                                                                     ------------
Total U.S. government agency obligations (cost $2,793,933)                                                              2,810,867
------------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Bonds--1.4%
Hanson PLC (United Kingdom)                                       A3            7.375         1/15/03        300          314,880
Tyco International Group (Luxembourg)                             Baa1          6.375         6/15/05        300          301,818
                                                                                                                     ------------
Total foreign corporate bonds (cost $608,651)                                                                             616,698

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-186

Portfolio of Investments as of March 31, 1999      PRUDENTIAL INDEX SERIES FUND
(Unaudited)                                   PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                Moody's      Interest      Maturity      Amount         Value
Description                                                     Rating         Rate          Date         (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--1.3%
Quebec Hydro (Canada)
   (cost $524,835)                                                A2            7.50%         4/01/16   $    500     $    545,520
                                                                                                                     ------------
Total long-term investments (cost $37,922,487)                                                                         38,142,272
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--36.5%
Repurchase Agreement--26.7%
Joint Repurchase Agreement Account (Note 5)                       NR            4.912         4/01/99     11,516       11,516,000
U.S. Government Obligations--9.8%
United States Treasury Note(c)                                                  5.375         1/31/00        445          446,740
United States Treasury Note(c)                                                  7.75          1/31/00      2,000        2,045,940
United States Treasury Note                                                     5.50          3/31/00      1,750        1,760,395
                                                                                                                     ------------
Total short-term investments (cost $15,752,838)                                                                        15,769,075
                                                                                                                     ------------
Total Investments--124.8%
(cost $53,675,325; Note 4)                                                                                             53,911,347
Liabilities in excess of other assets--(24.8)%                                                                        (10,720,746)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 43,190,601
                                                                                                                     ------------
                                                                                                                     ------------

---------------
LP--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
PLC--Public Limited Company (British Corporation).
(a) Mortgage dollar roll, see Note 1.
(b) Standard & Poor's Rating.
(c) Pledged as collateral for dollor rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-187

                                              PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities (Unaudited)
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1999
                                                                                                               --------------
Investments excluding repurchase agreement, at value (cost $42,159,325)....................................      $  42,395,347
Repurchase Agreement, at value (cost $11,516,000)..........................................................         11,516,000
Cash.......................................................................................................                691
Receivable for investments sold............................................................................         12,726,980
Dividends and interest receivable..........................................................................            490,380
Receivable for Fund shares sold............................................................................             36,617
Due from Manager...........................................................................................              6,624
Prepaid expenses...........................................................................................                 92
                                                                                                                 --------------
   Total assets............................................................................................         67,172,731
                                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................................         12,747,782
Dollar roll payable........................................................................................         11,172,559
Accrued expenses...........................................................................................             56,556
Payable for Fund shares reacquired.........................................................................              5,233
                                                                                                                 --------------
   Total liabilities.......................................................................................         23,982,130
                                                                                                                 --------------
Net Assets.................................................................................................      $  43,190,601
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................      $       4,191
   Paid-in capital in excess of par........................................................................         42,338,772
                                                                                                                 --------------
                                                                                                                    42,342,963
Undistributed net investment income........................................................................            564,871
Accumulated net realized gain on investments...............................................................             46,745
Net unrealized appreciation on investments.................................................................            236,022
                                                                                                                 --------------
Net assets, March 31, 1999.................................................................................      $  43,190,601
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($43,190,601 / 4,191,034 shares of beneficial interest issued and outstanding).......................              $10.31
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-188

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                      Ended
Net Investment Income                             March 31, 1999
Income
  Interest.....................................    $  1,165,868
                                                  --------------
Expenses
  Management fee...............................          51,298
  Custodian's fees and expenses................          41,000
  Registration fees............................          24,000
  Audit fee....................................          10,000
  Reports to shareholders......................           9,000
  Legal fees...................................           7,000
  Directors fees...............................           3,000
  Transfer agent's fees and expenses...........           3,000
  Miscellaneous................................             877
                                                  --------------
     Total operating expenses..................         149,175
  Less: Expense subsidy (Note 2)...............         (67,098)
                                                  --------------
     Net expenses..............................          82,077
                                                  --------------
Net investment income..........................       1,083,791
                                                  --------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized gain on investment transactions...          49,802
Net change in unrealized appreciation
  investments..................................      (1,194,797)
                                                  --------------
Net loss on investments........................      (1,144,995)
                                                  --------------
Net Decrease in Net Assets
Resulting from Operations......................    $    (61,204)
                                                  --------------
                                                  --------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                    Six Months    October 1, 1997(a)
                                       Ended           Through
Increase in                          March 31,      September 30,
Net Assets                             1999              1998
Operations
  Net investment income..........   $ 1,083,791      $  1,904,798
  Net realized gain on investment
     transactions................        49,802           220,276
  Net change in unrealized
     appreciation on investments     (1,194,797)        1,430,819
                                    -----------   ------------------
  Net increase (decrease) in net
     assets resulting from
     operations..................       (61,204)        3,555,893
                                    -----------   ------------------
Dividends and distributions (Note 1)
  Dividends from net investment
     income......................    (1,981,623)         (461,718)
                                    -----------   ------------------
  Distributions from net realized
     gains.......................      (204,867)          (18,466)
                                    -----------   ------------------
Fund share transactions
  Net proceeds from shares
     sold........................     5,731,367        38,076,778
  Net asset value of shares
     issued in reinvestment of
     dividends and
     distributions...............     2,184,408           469,351
  Cost of shares reacquired......    (2,267,088)       (1,832,230)
                                    -----------   ------------------
  Net increase in net assets from
     Fund share transactions.....     5,648,687        36,713,899
                                    -----------   ------------------
Total increase...................     3,400,993        39,789,608
Net Assets
Beginning of period..............    39,789,608         --
                                    -----------   ------------------
End of period(b).................   $43,190,601      $ 39,789,608
                                    -----------   ------------------
                                    -----------   ------------------
---------------
  (a) Commencement of operations.
  (b) Includes undistributed net
      investment income of.......   $   564,871      $  1,462,703
                                    -----------   ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-189

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)     PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds. Prudential Bond Market Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 3,000,020 shares of beneficial interest of the Fund were sold for $30,000,200 to the Prudential Insurance Company of America ('The Prudential').

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Bond Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid price and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there were no sales on the applicable option exchange, on such day at the average of the quoted bid and asked prices as of the close of such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of the quoted bid and asked prices as of the close of such exchange or board of trade. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology that, in the judgement of the subadviser, represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discounts and amortizes premiums on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       B-190

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)     PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .25 of 1% of the Fund's average daily net assets.

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

PIFM has agreed to subsidize the operating expenses of the Fund, so that total Fund operating expenses do not exceed .40% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be terminated at any time without notice. For the six months ended March 31, 1999, PIFM subsidized $67,098 of the expenses of the Fund (0.33% of the average daily net assets annualized or $0.016 per share).

As of March 11, 1999, the Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended March 31, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended March 31, 1999, the Fund incurred fees of approximately $2,900 for the services of PMFS. As of March 31, 1999, approximately $600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1999, were $30,390,894 and $27,466,943, respectively, which includes purchases and sales of U.S. government obligations of $27,150,497 and $26,163,348, respectively.

The federal income tax basis of the Fund's investments at March 31, 1999 was $53,696,672 and, accordingly, net unrealized appreciation for federal income tax purposes was $214,675 (gross unrealized appreciation-$356,026; gross unrealized depreciation-$141,351).

The average balance of dollar rolls outstanding during the six months ended March 31, 1999 was approximately $10,027,648. The value of dollar rolls outstanding at March 31, 1999 was $11,166,080, which was 17% of total assets.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 1999, the Fund had a 2.08% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $11,516,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:
--------------------------------------------------------------------------------
                                       B-191

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements (Unaudited)     PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Bear Stearns & Co. Inc., 4.92%, in the principal amount of $170,000,000, repurchase price $170,023,233, due 4/1/99. The value of the collateral including accrued interest was $174,282,442.

Salomon Smith Barney Inc., 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $174,947,170.

Morgan Stanley Dean Witter, 4.90%, in the principal amount of $170,000,000, repurchase price $170,023,139, due 4/1/99. The value of the collateral including accrued interest was $173,474,773.

Warburg Dillon Read LLC, 4.97%, in the principal amount of $44,773,000, repurchase price $44,779,181, due 4/1/99. The value of the collateral including accrued interest was $45,668,747.
------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of shares of Class Z beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest were as follows:

Class Z                                              Shares
--------------------------------------------------  ---------
Six months ended March 31, 1999:
Shares sold.......................................    548,895
Shares issued in reinvestment of dividends and
  distributions...................................    213,322
Shares reacquired.................................   (217,254)
                                                    ---------
Net increase in shares outstanding................    544,963
October 1, 1997(a) through September 30, 1998:
Shares sold.......................................  3,776,725
Shares issued in reinvestment of dividends and
  distributions...................................     46,470
Shares reacquired.................................   (177,124)
                                                    ---------
Net increase in shares outstanding................  3,646,071

At March 31, 1999, 3,220,966 shares were owned by The Prudential.
---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       B-192

                                              PRUDENTIAL INDEX SERIES FUND
Financial Highlights (Unaudited)              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                              Six Months       October 1, 1997(c)
                                                                                                Ended               Through
                                                                                              March 31,          September 30,
                                                                                                 1999                 1998
                                                                                              ----------       ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................................      $  10.91             $  10.00
                                                                                              ----------              ------
Income from investment operations
Net investment income(d).................................................................           .27                  .55
Net realized and unrealized gain (loss) on investment transactions.......................          (.28)                 .52
                                                                                              ----------              ------
   Total from investment operations......................................................          (.01)                1.07
                                                                                              ----------              ------
Less distributions
Dividends from net investment income.....................................................          (.53)                (.15)
Distributions from net realized gains....................................................          (.06)                (.01)
                                                                                              ----------              ------
   Total dividends and distributions.....................................................          (.59)                (.16)
                                                                                              ----------              ------
Net asset value, end of period...........................................................      $  10.31             $  10.91
                                                                                              ----------              ------
                                                                                              ----------              ------
TOTAL RETURN(a):.........................................................................          (.08)%              10.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................................      $ 43,191             $ 39,790
Average net assets (000).................................................................      $ 41,151             $ 33,637
Ratios to average net assets:(b)(d)
   Expenses..............................................................................           .40%                 .40%
   Net investment income.................................................................          5.28%                5.68%
   Portfolio turnover rate...............................................................            71%                  33%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of investment operations.
(d) Net of expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-193

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                             DESCRIPTION OF RATINGS

S&P RATINGS CORPORATE BOND RATINGS:

      AAA-Bonds rated AAA have the highest rating assigned by S&P Ratings to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more sus ceptibleto the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS:

      AAA-Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

      AA-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be a greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      BAA-Bonds rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

      C-Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DUFF & PHELPS BOND RATINGS:

      AAA-Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA+, AA, AA-Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A+, A, A-Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

      BBB+, BBB, BBB-Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

      BB+, BB, BB-Bonds rated BB+, BB or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B+, B, B-Bonds rated B+, B or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

      CCC-Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

      DD-Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

S&P COMMERCIAL PAPER RATINGS:

      Commercial paper rate A-1 by S&P Ratings indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

MOODY'S COMMERCIAL PAPER RATINGS:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DUFF & PHELPS COMMERCIAL PAPER RATINGS:

      Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty or timely payment liquidity factor are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.


      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

      Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                                    [CHART]

                         EDGAR REPRESENTATION OF CHART

              Value of $1.00 invested on 1/1/26 through 12/31/98.

               Small Stocks                      $5,116.95
               Common Stocks                     $2,350.89
               Long-Term Bonds                      $44.18
               Treasury Bills                       $14.94
               Inflation                             $9.16


Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.



      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                                         HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                    '88       '89      '90       '91      '92       '93       '94         '95      '96      '97        '98
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)            7.0%     14.4%     8.5%     15.3%     7.2%     10.7%     (3.4)%      18.4%     2.7%     9.6%      10.0%
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)       4.3%     15.4%    10.7%     15.7%     7.0%      6.8%     (1.6)%      16.8%     5.4%     9.5%       7.0%
---------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE
BONDS(3)            9.2%     14.1%     7.1%     18.5%     8.7%     12.2%     (3.9)%      22.3%     3.3%    10.2%       8.6%
---------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)           12.5%      0.8%    (9.6)%    46.2%    15.8%     17.1%     (1.0)%      19.2%    11.45    12.8%       1.6%
---------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)            2.3%     (3.4)%   15.3%     16.2%     4.8%     15.1%      6.0%       19.6%     4.1%    (4.3%)      5.3%
===========================================================================================================================
DIFFERENCE
BETWEEN HIGHEST
AND LOWEST RETURN
PERCENT            10.2      18.8     24.9      30.9     11.0      10.3       9.9         5.5      8.7     17.1        8.4


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.


(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.


(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1998. It does not represent the performance of any Prudential Mutual Fund.



TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85-12/31/98


                             TOTAL RETURNS OF MAJOR
                              WORLD STOCK MARKETS
                     (12/31/85 - 12/31/98) in U.S. Dollars

                         EDGAR REPRESENTATION OF CHART

                          Belgium               22.7%
                          Spain                 22.5%
                          The Netherlands       20.8%
                          Sweden                19.9%
                          Switzerland           18.3%
                          USA                   18.1%
                          Hong Kong             17.8%
                          France                17.4%
                          UK                    16.7%
                          Germany               13.4%
                          Austria                8.9%
                          Japan                  6.5%


Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/98. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                     [Chart]

Capital Appreciation and Reinvesting Dividends -- $391,707

Capital Appreciation only -- $133,525


Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.



                   WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: $15.8 TRILLION

                         EDGAR REPRESENTATION OF CHART

                        Canada                   1.8%
                        Pacific Basin           12.5%
                        Europe                  34.7%
                        U.S.                    51.0


             Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)




                                     [CHART]




----------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Funds--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Funds.


INFORMATION ABOUT PRUDENTIAL


      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.


      INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.


      MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential, (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.



      REAL ESTATE. The Prudential Real Estate Affiliates is one of the largest real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers with over 1,400 offices across the United States.(2)


      HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.(3)


      FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


----------


(1) PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc. and The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.


(2)   As of December 31, 1996.


(3) As of December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna Inc. for $1 billion.



                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


      As of        31, 1999, Prudential Investments Fund Management was the 20th
largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


      EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.



      HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase(4). Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.



      Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


      Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.


----------

(4) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.



                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES


      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities(5).



      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.


      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------

(5) As of December 31, 1998.



                                     III-3

                                             APPENDIX IV


                                                                                        Number of Shares
Name                       Address                             Fund/Class                 (% of Class)
---------------------      ------------------------------      -------------------      ----------------
                                                                                               >
PAMCO VCA                  Attn. Jay Duffy                     Bond Market Index/Z       3,267,307(79%)
DA Account                 30 Scranton Office Park
                           Moosic, PA 18507

PMG IIA Fund               Prudential Insurance Co.            Europe Index/Z            1,556,476(84%)
                           Three Gateway Center, 10th Fl.
                           100 Mulberry St.
                           Newark, NJ 07102

PMG IIA Fund               Prudential Insurance Co.            Pacific Index/Z           2,559,557(95%)
                           Three Gateway Center, 10th Fl.
                           100 Mulberry St.
                           Newark, NJ 07102

PMG IIA Fund               Prudential Insurance Co.            Small-Cap Index/Z         1,957,674(65%)
                           Three Gateway Center, 10th Fl.
                           100 Mulberry St.
                           Newark, NJ 07102

Prudential Trust           Attn. John Surdy                    Stock Index/Z             7,193,433(38%)
Company,                   30 Scranton Office Park
FBO Prudential-DC          Moosic, PA 18507
Clients

Prudential Defined         Attn. John Surdy                    Stock Index/Z             4,280,650(22%)
Contribution Svcs,         30 Scranton Office Park
FBO Prudential-DC          Moosic, PA 18507
Qualified Clients

Prudential Defined         Attn. John Surdy                    Stock Index/Z             1,036,473(5%)
Contribution Svcs,         30 Scranton Office Park
FBO Prudential Bank        Moosic, PA 18507
& Trust

Prudential Employee        Attn. Steve Albert                  Stock Index/I            15,296,256(44%)
Savings Plan               30 Scranton Office Park
                           Moosic, PA 18507
Prudential Trust           Attn. John Surdy                    Stock Index/I            10,731,648(32%)
Company,                   30 Scranton Office Park
FBO Prudential-DC          Moosic, PA 18507
Clients

Boston Safe Deposit        1 Cabot Road                        Stock Index/I             4,135,640(12%)
and Trust, TTE for         Medford, MA 02155
K-Mart 401k, PRT S

Marquette Trust Co.,       Attn. Ann Mejia                     Stock Index/I             4,375,199(12%)
TTE State of Hawaii        13100 Wayzata Blvd.
Deferred Compensation      Minnetonka, MN 55305
Plan


                                     PART C

                                OTHER INFORMATION


ITEM 23. EXHIBITS.



      (a) (1) Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



            (2) First Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



            (3) Second Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).



            (4) Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



            (5) First Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



            (6) Second Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).



            (7) Third Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).



            (8) Third Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).



      (b) By-Laws of the Registrant as revised and restated October 5, 1992. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



      (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).



      (d) (1) Management Agreement for Prudential Stock Index Fund with Prudential Mutual Fund Management LLC. Incorporated by reference to
            Exhibit 5(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).



            (2) Subadvisory Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(f)(i) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).



            (3) Management Agreement for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, with Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).



            (4) Subadvisory Agreement between Prudental Investments Fund Management LLC and The Prudential Investment Corporation for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).


      (e)   (1) Amended Distribution Agreement. Incorporated by reference to
            Exhibit 6(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).



            (2) Form of Selected Dealer Agreement. Incorporated by reference to
            Exhibit 6(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).



      (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



      (h)   Transfer Agency and Service Agreement. Incorporated by reference to
            Exhibit 9 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



      (i)   Opinion and consent of Morris, Nichols, Arsht & Tunnell.*



      (j)   Consent of Independent Accountants.*



      (m)   (1) Distribution and Service Plan for Class A shares.*



            (2) Distribution and Service Plan for Class B shares.*



            (3) Distribution and Service Plan for Class C shares.*



      (o)   Amended Rule 18f-3 Plan.*


----------
 *    Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.


      None.


ITEM 25. INDEMNIFICATION.



      As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust states that (i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit
(e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.


      Section 9 of the Management Agreements (Exhibits (d)(1) and (d)(3) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits
(d)(2) and (d)(4) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


      (a) Prudential Investments Fund Management LLC (PIFM).


      See "How the Fund is Managed--Manager" and "How the Funds are Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


      The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

      The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, NJ 07102-4077.

NAME AND ADDRESS     POSITION WITH PIFM                PRINCIPAL OCCUPATIONS
----------------     ------------------                ---------------------

Robert F. Gunia      Executive Vice President     Vice President, Prudential;
                     and Treasurer                  Executive Vice President and
                                                    Treasurer; PIFM; Senior Vice
                                                    President of Prudential
                                                    Securities Incorporated
                                                    (Prudential Securities)

Neil A. McGuinness   Executive Vice President     Executive Vice President and
                                                    Director of Marketing,
                                                    Prudential Mutual Funds &
                                                    Annuities (PMF&A); Executive
                                                    Vice President, PIFM

      (b) The Prudential Investment Corporation (PIC)


      See "How the Fund is Managed--Investment Adviser" and "How the Funds are Managed--Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


      The business and other connections of PIC's directors and principal executive officers are as set forth below. The address of each person is 751 Broad Street, Newark, NJ 07102.

NAME AND ADDRESS         POSITION WITH PIFM              PRINCIPAL OCCUPATIONS
----------------         ------------------              ---------------------


Jeffrey Hiller           Chief Compliance 0fficer     Chief Compliance Officer,
                                                        Prudential Private Asset
                                                        Management



John R. Strangfeld, Jr.  Chairman of the Board,       President of Private Asset
                         President, Chief Executive     Management Group of
                         Officer and Director           Prudential; Senior Vice
                                                        President, Prudential;
                                                        Chairman of the Board,
                                                        President, Chief
                                                        Executive Officer and
                                                        Director, PIC



ITEM 27. PRINCIPAL UNDERWRITERS


      (a) Prudential Investment Management Services LLC (PIMS).


      PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc. Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc.,Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential World Fund, Inc. and The Target Portfolio Trust.


      (b) Information concerning directors and officers of PIMS is set forth below.

                            POSITIONS AND                     POSITIONS AND
                            OFFICES WITH                      OFFICES WITH
NAME(1)                     UNDERWRITER                       REGISTRANT
-------                     -----------                       ----------

Margaret Deverell.......   Vice President
                             and Chief Financial Officer      None


Robert F. Gunia..........  President                          Vice President and
                                                                Trustee

Kevin Frawley............  Senior Vice President
                             and Compliance Officer           None


William V. Healey........  Senior Vice President, Secretary
                             and Chief Legal Officer          None


Brian Henderson..........  Senior Vice President
                             and Chief Operating Officer      None


John R. Strangfeld, Jr...  Advisory Board Member              President and
                                                                Trustee


----------
(1) The address of each person named is Prudential Plaza, Newark, New Jersey 07102 unless otherwise noted.

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at 751
Broad Street, Newark, New Jersey 07102 and 51 JFK Parkway, Short Hills, New Jersey 07078, for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES



      Other than as set forth under the caption "How the Fund is Managed" or "How the Funds are Managed" in the Prospectuses and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.



ITEM 30. UNDERTAKINGS



      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey, on the 30th day of July, 1999.


                                      PRUDENTIAL INDEX SERIES FUND


                                      By /s/ JOHN R. STRANGFELD, JR.
                                         ---------------------------------------
                                           JOHN R. STRANGFELD, JR., PRESIDENT



      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      SIGNATURE                            TITLE                       DATE
      ---------                            -----                       ----


/s/ GRACE C. TORRES           Treasurer and Principal Financial    July 30, 1999
---------------------------   and Accounting Officer
    GRACE C. TORRES



/s/ EDWARD  D. BEACH          Trustee                              July 30, 1999
---------------------------
    EDWARD D. BEACH



/s/ DELAYNE  DEDRICK GOLD     Trustee                              July 30, 1999
---------------------------
    DELAYNE DEDRICK GOLD



/s/ ROBERT F. GUNIA           Trustee                              July 30, 1999
---------------------------
    ROBERT F. GUNIA



/s/ DOUGLAS H. McCORKINDALE   Trustee                              July 30, 1999
---------------------------
    DOUGLAS H. MCCORKINDALE



/s/ THOMAS T. MOONEY          Trustee                              July 30, 1999
---------------------------
    THOMAS T. MOONEY



/s/ STEPHEN P. MUNN           Trustee                              July 30, 1999
---------------------------
    STEPHEN P. MUNN



/s/ RICHARD A. REDEKER        Trustee                              July 30, 1999
---------------------------
    RICHARD A. REDEKER



/s/ ROBIN B. SMITH            Trustee                              July 30, 1999
---------------------------
    ROBIN B. SMITH



/s/ JOHN R. STRANGFELD, Jr.   President and Trustee                July 30, 1999
---------------------------
    JOHN R. STRANGFELD, JR.



/s/ LOUIS A. WEIL, III        Trustee                              July 30, 1999
---------------------------
    LOUIS A. WEIL, III



/s/ CLAY T. WHITEHEAD         Trustee                              July 30, 1999
---------------------------
    CLAY T. WHITEHEAD

                                INDEX TO EXHIBITS

SEQUENTIALLY
  NUMBERED
 EXHIBIT NO.                       DESCRIPTION                              PAGE
 -----------                       -----------                              ----


      (a) (1) Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



            (2) First Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



            (3) Second Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).



            (4) Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



            (5) First Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



            (6) Second Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).



            (7) Third Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1997 (File No. 33-48066).



            (8) Third Amendment to Declation of Trust of the Registrant. Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1997 (File No. 33-48066).



      (b) By-Laws of the Registrant as revised and restated October 5, 1992. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



      (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).



      (d) (1) Management Agreement for Prudential Stock Index Fund with Prudential Mutual Fund Management LLC. Incorporated by reference to
            Exhibit 5(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).



            (2) Subadvisory Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(f)(i) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).



            (3) Management Agreement for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, with Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1997 (File No. 33-48066).

SEQUENTIALLY
  NUMBERED
 EXHIBIT NO.                       DESCRIPTION                              PAGE
 -----------                       -----------                              ----


            (4) Subadvisory Agreement between Prudental Investments Fund Management LLC and The Prudential Investment Corporation for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1997 (File No. 33-48066).



      (e)   (1) Amended Distribution Agreement. Incorporated by reference to
            Exhibit 6(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).




            (2) Form of Selected Dealer Agreement. Incorporated by reference to
            Exhibit 6(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).



      (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



      (h)   Transfer Agency and Service Agreement. Incorporated by reference to
            Exhibit 9 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).



      (i)   Opinion and consent of Morris, Nichols, Arsht & Tunnell.*



      (j)   Consent of Independent Accountants.*



      (m)   (1) Distribution and Service Plan for Class A shares.*



            (2) Distribution and Service Plan for Class B shares.*



            (3) Distribution and Service Plan for Class C shares.*



      (o)   Amended Rule 18f-3 Plan.*


----------
*     Filed herewith.